As filed with the Securities and Exchange Commission on April 30, 1998
                                                       Registration No. 33-41245
                                                                        811-6337


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form N-1A


                 REGISTRATION STATEMENT UNDER THE SECURITIES [X]
                                   ACT OF 1933
                         Pre-Effective Amendment No. [  ]
                       Post-Effective Amendment No. 13 [X]
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 [X]
                              Amendment No. 18 [X]
                        (Check appropriate box or boxes)



                              ACCESSOR FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                1420 Fifth Avenue
                                   Suite 3130
                            Seattle, Washington 98101
                                 (206) 224-7420
              ("ddress, including zip code, and telephone number,
              including area code, of Principal Executive Offices)


                        --------------------------------

                             J. ANTHONY WHATLEY III
                                1420 Fifth Avenue
                                   Suite 3130
                            Seattle, Washington 98101
                     (Name and Address of Agent for Service)

                        --------------------------------
     Copies of all communications, including all communications sent to the agent for service, should be sent to:
                              BETH R. KRAMER, ESQ.
                              Mayer, Brown & Platt
                                  1675 Broadway
                               New York, NY 10019


                        --------------------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement. It is proposed that this filing will become effective (check appropriate box):

               [_]  immediately upon filing pursuant to paragraph (b)
               [x]  on May 1, 1998 pursuant to paragraph (b)
               [_]  60 days after filing pursuant to paragraph (a)(1)
               [_]  on  May 1, 1998 pursuant to paragraph (a)(1)
               [_]  75 days after filing pursuant to paragraph (a)(2)
               [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [__] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of shares by this Registration Statement. Registrant filed the Rule 24f-2 notice for its fiscal year ended December 31, 1997 on March 26, 1998.

                              ACCESSOR FUNDS, INC.
                              CROSS REFERENCE SHEET
                            (as required by Rule 495)


N-1A     Item No.                                         Location
- ----     --------                                         --------
Part A

         Item 1.    Cover Page                            Cover Page

         Item 2.    Synopsis                              Summary

         Item 3.    Condensed Financial Information       Summary - Financial Highlights

         Item 4.    General Description of Registrant     Additional Information; Description
                                                          of the Portfolios

         Item 5.    Management of the Fund                General Management of the
                                                          Portfolios; The Money Managers;
                                                          Money Manager Profiles;
                                                          Additional Information; Expenses of
                                                          the Portfolios


         Item 5A.   Management's Discussion of Fund       Annual Report for the Fiscal Year
                    Performance                           Ended December 31, 1997


         Item 6.    Capital Stock and Other Securities    Additional Information; Dividends
                                                          and Distributions; Taxes

         Item 7.    Purchase of Securities Being Offered  Purchase of Portfolio Shares

         Item 8.    Redemption or Repurchase              Redemption of Portfolio Shares

         Item 9.    Legal Proceedings                     Not Applicable

                                       -1-

Part B

         Item 10.   Cover Page                            Cover Page

         Item 11.   Table of Contents                     Table of Contents

         Item 12.   General Information and History       General Information and History

         Item 13.   Investment Objectives and Policies    Investment Restrictions, Policies
                                                          and Risk Considerations

         Item 14.   Management of the Registrant          Management of the Fund

         Item 15.   Control Persons and Principal
                    Holders of Securities                 Control Persons and Principal
                                                          Holders of Securities

         Item 16.   Investment Advisory and Other         Investment Advisory and Other
                    Services                              Services; Money Managers

         Item 17.   Brokerage Allocation                  Portfolio Transaction Policies

         Item 18.   Capital Stock and Other Securities    General Information and History

         Item 19.   Purchase, Redemption and Pricing
                    of Securities Being Offered           Valuation of Portfolio Shares

         Item 20.   Tax Status                            Taxes

         Item 21.   Underwriters                          Plan of Distribution

         Item 22.   Calculations of Performance Data      Performance Information

         Item 23.   Financial Statements                  Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

ACCESSOR(R) FUNDS, INC.                                        1420 Fifth Avenue
EQUITY PORTFOLIOS--Advisor Class Shares                               Suite 3130
PROSPECTUS - May 1, 1998                                     Seattle, WA  98101
                                                                  (800) 759-3504
--------------------------------------------------------------------------------
New Account Information and Shareholder Services                  (206) 224-7420
--------------------------------------------------------------------------------


ACCESSOR(R)FUNDS, INC. (the "Fund"), is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. Each portfolio intends to offers two classes of shares, Advisor Class Shares and Investor Class Shares. This Prospectus pertains only to the Advisor Class Shares of the following four equity portfolios of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):

                                GROWTH PORTFOLIO
                           VALUE AND INCOME PORTFOLIO
                           SMALL TO MID CAP PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

and sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Through a separate prospectus, the Fund intends to offer an additional class of shares, the Investor Class Shares, for the Portfolios and through separate prospectuses, the Fund intends to offer
Investor Class Shares and Advisor Class Shares for the four fixed-income portfolios of the Fund. Investor Class Shares have different expenses that would affect performance. Investors desiring to obtain information about the Investor Class Shares should call (800) 759-3504 or ask their sales representative. See "Description of the Fund --Multiple Classes of Shares."

The Fund has filed a Statement of Additional Information, dated May 1, 1998, with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, containing further information about the portfolios and the Fund that may be of interest to investors, is incorporated herein by reference in its entirety. A free copy may be obtained by writing or calling the Fund at the address or phone number shown above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

INVESTMENTS IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE PORTFOLIOS ENTAILS RISK OF LOSS, INCLUDING THE POSSIBLE LOSS OF THE PRINICIPAL AMOUNT INVESTED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY.......................................................................3
FEES AND PORTFOLIO EXPENSES...................................................6
FINANCIAL HIGHLIGHTS..........................................................7
   GROWTH PORTFOLIO...........................................................7
   VALUE AND INCOME PORTFOLIO.................................................8
   SMALL TO MID CAP PORTFOLIO.................................................9
   INTERNATIONAL PORTFOLIO...................................................10
PORTFOLIO MANAGEMENT.........................................................11
DESCRIPTION OF THE PORTFOLIOS................................................11
   GENERAL...................................................................11
   RISK FACTORS AND SPECIAL CONSIDERATIONS...................................12
   INVESTMENT OBJECTIVES AND INVESTMENT POLICIES.............................12
   INVESTMENT POLICIES.......................................................14
   INVESTMENT RESTRICTIONS...................................................21
GENERAL MANAGEMENT OF THE PORTFOLIOS.........................................21
THE MONEY MANAGERS...........................................................24
EXPENSES OF THE PORTFOLIOS...................................................29
PORTFOLIO TRANSACTION POLICIES...............................................29
DIVIDENDS AND DISTRIBUTIONS..................................................30
TAXES........................................................................30
CALCULATION OF PORTFOLIO PERFORMANCE.........................................32
VALUATION OF PORTFOLIO SHARES................................................33
PURCHASE OF PORTFOLIO SHARES.................................................34
REDEMPTION OF PORTFOLIO SHARES...............................................37
ADDITIONAL INFORMATION.......................................................38
   SERVICE PROVIDERS.........................................................38
   SHAREHOLDER SERVICING ARRANGEMENTS........................................39
   SIGNATURE GUARANTEES......................................................39
   ORGANIZATION, CAPITALIZATION AND VOTING...................................39
   SHAREHOLDER INQUIRIES AND REPORTS TO SHAREHOLDERS.........................40
   GLASS-STEAGALL ACT........................................................40
MONEY MANAGER PROFILES.......................................................41
   GROWTH PORTFOLIO..........................................................41
   VALUE AND INCOME PORTFOLIO................................................41
   SMALL TO MID CAP PORTFOLIO................................................41
   INTERNATIONAL PORTFOLIO...................................................42
DESCRIPTION OF INDICES......................................................A-1
   STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX .......................A-1
   S&P/BARRA GROWTH INDEX...................................................A-1
   S&P/BARRA VALUE INDEX....................................................A-1
   WILSHIRE 4500 INDEX......................................................A-2
   MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EMF INDEX....................A-2

                                     SUMMARY

         The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

         The Fund. The Fund is a multi-managed, no-load, open-end, management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies.

         Multi-Class Structure. Each Portfolio intends to offers two classes of shares, the Advisor Class Shares and the Investor Class Shares through different prospectuses. The shares of each Portfolio existing prior to May 1, 1998, when the multi-class structure was established, are redesignated as Advisor Class Shares. The Advisor Class Shares are primarily available directly from the Fund. Advisor Class Shares are also available through financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers, or other financial intermediaries (collectively, "Service Organizations") that may impose additional or different conditions on purchase or redemption of Fund shares and may charge transaction or account fees. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. The Investor Class Shares are primarily available through Service Organizations and through the various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs. Generally fund supermarket-type programs require customers to pay either no or low transaction fees in connection with purchases or redemptions, while other Service Organizations may charge a fee for their services. Service Organizations and the fund supermarket-type programs may enter into written agreements with the Fund on behalf of the Investor Class Shares, which allow reimbursements or payments directly by the Fund for administrative services, shareholder services and distribution-related services. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. See the "Equity Portfolios--Investor Class Shares Prospectus" and the "Multi-Class Structure" in the Statement of Additional Information for more detailed information about the Investor Class Shares.

         Bennington may enter into arrangements with Service Organizations and pay such organizations directly for services provided by Service Organizations. See "Additional Information--Shareholder Servicing Arrangements".

         Equity Portfolios--Advisor Class Shares Prospectus. This Prospectus pertains only to the Advisor Class Shares of the Fund's Growth Portfolio, Value and Income Portfolio, Small to Mid Cap Portfolio (collectively, the "Domestic Equity Portfolios") and the International Equity Portfolio (the "International Portfolio"). See "Description of the Portfolios--General", "--Investment Objectives and Investment Policies" and "Multi-Class Structure".

         Each Portfolio seeks to achieve its investment objective by using investment policies and strategies which are distinct from the investment policies and strategies of other portfolios of the Fund. The investment objective and the name of the investment management organization (individually, the "Money Manager" and collectively, the "Money Managers") for each of the Portfolios are described below:

0 GROWTH PORTFOLIO -- Geewax, Terker & Co.1-- seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the 500 U.S. issuers which make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

0 VALUE AND INCOME PORTFOLIO -- Martingale Asset Management, L.P. -- seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the 500 U.S. issuers which make up the S&P 500.

0 SMALL TO MID CAP PORTFOLIO2 -- Symphony Asset Management, Inc.3 -- seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

0 INTERNATIONAL EQUITY PORTFOLIO -- Nicholas-Applegate Capital Management -- seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

         Management. Bennington Capital Management L. P., a Washington limited partnership ("Bennington"), is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. See "General Management of the Portfolios."

         Purchase and Redemption of Shares. Advisor Class Shares offered by this Prospectus are intended to be purchased and redeemed by shareholders either (i) directly from the Portfolios, or (ii) through Service Organizations that may charge a transaction or account fee for their services, at net asset value next determined after an order for purchase or redemption has been received. The Service Organizations are responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. The minimum initial investment for Advisor Class Shares of the Portfolios is $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. See "Purchase of Portfolio Shares" and "Redemption of Portfolio Shares."

         Risk Factors and Special Considerations. The Fund is designed to provide diverse opportunities in equity and debt securities. There can be no assurance that the investment objective for any Portfolio will be achieved. See "Description of the Portfolios--Risk Factors and Special Considerations."

         Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. Up to 20% of the net assets of the Growth, Value and Income and Small to Mid Cap Portfolios and up to 100% of the net assets of the International Portfolio may be held in securities denominated in one or more foreign currencies, which will result in that Portfolio bearing the risk that those currencies may lose value in relation to the U.S. dollar. Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into forward currency contracts and repurchase agreements and trading futures contracts and options on futures contracts. In particular, emerging markets are associated with substantial investment risks. These risks include market volatility, investment illiquidity, currency risk, political instability and unexpected changes in economic policy including capital controls, expropriation, taxes and hyper-inflation. Emerging markets may exhibit substantially greater volatility than the U.S. and more developed foreign markets. See "Description of the Portfolios--Investment Objectives and Investment Policies," "Investment Policies--Risks of Investing in Foreign Securities--Special Risks of Investing in Foreign Securities of Emerging Countries" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

         Dividends and Distributions. Each Portfolio intends to distribute at least annually to its shareholders substantially all of its net investment income and its net realized long- and short-term capital gains. Dividends from the net investment income of the Domestic Equity Portfolios will be declared and paid quarterly. Dividends from the net investment income of the International Portfolio will be declared and paid annually. See "Dividends and Distributions."

         Taxation. Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company for federal income tax purposes. As such, the Fund anticipates that no Portfolio will be subject to federal income tax on income and gains that are distributed to shareholders. See "Taxes."

         Service Providers.

         Bennington is the manager and administrator of the Fund, as described above. Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington provides transfer agent, registrar, dividend disbursing agent, recordkeeping, administrative and compliance services to the Fund, pursuant to its Transfer Agency and Administrative Agreement (the "Transfer Agent Agreement") with the Fund.

         The Fifth Third Bank, an Ohio banking corporation ("Fifth Third"), acts as custodian (the "Custodian") of the Portfolios' assets, including accounts established under the Fund's Individual Retirement Custodial Account Plan ("IRA Accounts"). Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors (the "Board of Directors"). Fifth Third also performs accounting, recordkeeping, and other services for the Fund (the "Fund Accounting Agent").

         Deloitte & Touche LLP are the Fund's independent auditors.

         Mayer, Brown & Platt serves as the Fund's outside legal counsel. See "Additional Information--Service Providers."


--------
1 Formerly managed by State Street Bank and Trust Company. See Statement of Additional Information for more detailed information.

2 Formerly the "Small Cap Portfolio." See Statement of Additional Information for more detailed information.

3 Effective July 1, 1998, Symphony Asset Management LLC, an affiliate of Symphony Asset Management, Inc., will become the Money Manager. See "Money Manager Profiles".

                           FEES AND PORTFOLIO EXPENSES

         The following table lists the fees and expenses that an investor should expect to incur as a shareholder of Advisor Class Shares of each of the Portfolios based on projected annual operating expenses.

SHAREHOLDER TRANSACTION EXPENSES(a)                     Portfolios(b)
                                      ---------------------------------------
                                               Value     Small to
                                    Growth  and Income   Mid Cap   International
                                    ------  ----------   -------   -------------
Sales Load on Purchases              None      None        None         None
Sales Load on Reinvested Dividends   None      None        None         None
Deferred Sales Load                  None      None        None         None
Redemption Fees/Exchange Fees(c)     None      None        None         None

----------
(a) Shares of the Portfolios are expected to be sold primarily through Service Organizations that may charge shareholders a fee. See "General Management of the Portfolios--Distribution."
(b) An annual maintenance fee of $25.00 may be charged by the Transfer Agent to each IRA Account with an aggregate balance of less than $10,000 on December 31 of each year.
(c) The Transfer Agent may charge a processing fee of $10.00 for each redemption check requested by a shareholder. See "Redemption of Portfolio Shares."

ANNUAL PORTFOLIO OPERATING EXPENSES(a)                  Portfolios
(as a percentage of average daily net assets)-----------------------------------
                                              Value     Small to
                                   Growth   and Income   Mid Cap   International
                                   ------   ----------   -------   -------------
Management Fees(b)                  0.65%     0.77%       1.02%        1.15%
12b-1 Fees                          None      None        None         None
 Other Expenses                     0.28%     0.31%       0.23%        0.45%
 Total Portfolio
   Operating Expenses               0.93%     1.08%       1.25%        1.60%
                                    ====      ====        ====         ====

----------
(a) The table data reflects fees and expenses expected to be incurred during the fiscal year ended December 31, 1998, not actual expenses. For actual expenses of the Portfolios, prior to establishing the multi-class structure incurred during the fiscal year ended December 31, 1997, see "Financial Highlights" or the Annual Report for the period ended December 31, 1997.
(b) Management fees consist of the management fee paid to Bennington and the Money Manager fee paid to each Portfolio's Money Manager. See "General Management of the Portfolios--Fund Manager Services and Fees" and "--Money Manager Fees."

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

                                            Portfolios
                   ------------------------------------------------------------
                                   Value          Small to
                   Growth        and Income       Mid Cap         International
                   ------        ----------       -------         -------------

One Year             $9            $11              $13               $16
Three Years          $30           $34              $39               $51
Five Years           $51           $60              $68               $87
Ten Years            $114          $132             $149              $190


         The example assumes Money Manager and other fees are paid at the rates provided in the Annual Portfolio Operating Expenses table above. For a discussion of certain management and Money Manager fees, see footnote (b) to the Annual Portfolio Operating Expenses table.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Advisor Class Shares of the Portfolios will bear directly or indirectly. The information is based upon each Portfolio's current fees and expenses. For a more complete description of the various costs and expenses, see "Expenses of the Portfolios" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)

         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1997, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated May 1, 1998.

                               Growth Portfolio(1)


                                       Year            Year            Year            Year           Year       Period from 8/25/92
                                   ended 12/31/97  ended 12/31/96  ended 12/31/95  ended 12/31/94  ended 12/31/93     to 12/31/92
                                   --------------  --------------  --------------  --------------  --------------     -----------

Net Asset Value at Beginning of Period  $19.51         $17.99         $14.37          $14.16           $13.06          $12.00
                                        ------         ------         ------          ------           ------          ------
Net Investment Income
  After Bennington expense subsidy(2)     0.13           0.19           0.15            0.13             0.14            0.06
  Before Bennington expense subsidy       0.13           0.19           0.15            0.12            (0.03)          (0.06)
Realized and Unrealized Gain (Loss)
   on Investments                         6.31           3.35           4.76            0.42             1.69            1.14
                                          ----           ----           ----            ----             ----            ----
Total from Investment Operations          6.44           3.54           4.91            0.55             1.83            1.20
                                          ----           ----           ----            ----             ----            ----
Dividends from Net Investment Income     (0.13)         (0.19)         (0.15)          (0.13)           (0.14)          (0.06)
Capital Gains Distributions              (4.25)         (1.83)         (1.14)          (0.21)           (0.59)          (0.08)
Distributions in Excess of Capital Gains  0.00           0.00           0.00            0.00             0.00            0.00
Return of Capital Distributions           0.00           0.00           0.00            0.00             0.00            0.00
                                          ----           ----           ----            ----             ----            ----
Total Distributions                      (4.38)         (2.02)         (1.29)          (0.34)           (0.73)          (0.14)
                                         -----          -----          -----           -----            -----           -----
Net Asset Value at End of Period        $21.57         $19.51         $17.99          $14.37           $14.16          $13.06
                                        ======         ======         ======          ======           ======          ======

Total Return(3)                          33.24%         19.83%         34.32%           3.99%            14.21%         10.01%
Net Assets, End of Period (000 Omitted) $87,907        $60,586        $48,532         $23,534           $8,986          $4,253
Ratio of Expenses to Average Net Assets
  After Bennington expense subsidy(2)     0.93%          1.13%          1.26%           1.76%            1.21%           1.18%*
  Before Bennington expense subsidy       0.93%          1.13%          1.26%           1.83%            2.64%           3.91%*
Ratio of Net Investment Income
   to Average Net Assets
  After Bennington expense subsidy(2)     0.56%          0.97%          0.97%           1.02%            1.16%           1.26%*
  Before Bennington expense subsidy       0.56%          0.97%          0.97%           0.95%           (0.27%)         (1.47%)*
Portfolio Turnover Rate(4)              131.75%         81.79%         99.73%          57.71%           60.92%          19.88%
Average commission rate paid(5)         $ 0.0401      $  0.0200


----------

(1) Effective July 21, 1997, a new Money Manager commenced management of the Growth Portfolio. See "The Money Manager" and "Money Manager Profiles."
(2) Effective March 1, 1994, Bennington discontinued subsidizing operating expenses other than Bennington's and Money Managers' fees ("Other Expenses") of the Growth Portfolio.
(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "Redemption of Portfolio Shares."
(4) See discussion of portfolio turnover rates in "Portfolio Transaction Policies."
(5) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal year 1996.
*        Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)

         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1997, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated May 1, 1998.

                           Value and Income Portfolio

                                                                                                                        Period from
                                           Year            Year            Year            Year           Year            8/25/92
                                       ended 12/31/97  ended 12/31/96  ended 12/31/95  ended 12/31/94  ended 12/31/93   to 12/31/92
                                       --------------  --------------  --------------  --------------  --------------   -----------

Net Asset Value at Beginning of Period      $17.75          $15.91         $13.01           $13.58         $12.58           $12.00
                                            ------          ------         ------           ------         ------           ------
Net Investment Income
  After Bennington expense subsidy(1)         0.26            0.24           0.33             0.25           0.25             0.12
  Before Bennington expense subsidy           0.26            0.24           0.33             0.24           0.08            (0.03)
Realized and Unrealized Gain (Loss)
  on Investments                              5.54            3.51           3.96            (0.51)         1.59              0.59
                                              ----            ----           ----            -----          ----              ----

Total from Investment Operations              5.80            3.75           4.29            (0.26)         1.84              0.71
                                              ----            ----           ----            -----          ----              ----

Dividends from Net Investment Income         (0.26)          (0.24)         (0.33)           (0.25)         (0.25)           (0.12)
Capital Gains Distributions                  (2.41)          (1.67)         (1.06)           (0.05)         (0.59)           (0.01)
Distributions in Excess of Capital Gains      0.00            0.00           0.00            (0.01)          0.00             0.00
Return of Capital Distributions               0.00            0.00           0.00             0.00           0.00             0.00
                                              ----            ----           ----             ----           ----             ----

Total Distributions                          (2.67)          (1.91)         (1.39)           (0.31)         (0.84)           (0.13)
                                             -----           -----          -----            -----          -----            -----

Net Asset Value at End of Period            $20.88          $17.75         $15.91           $13.01         $13.58           $12.58
                                            ======          ======         ======           ======         ======           ======

Total Return(2)                              32.94%          23.94%         33.25%           (1.93%)        14.69%           5.92%
Net Assets, End of Period (000 Omitted)    $81,127         $36,367        $24,915          $19,999        $11,225          $3,859
Ratio of Expenses to Average Net Assets
  After Bennington expense subsidy(1)        1.05%           1.21%          1.40%            1.77%          1.21%           1.18%*
  Before Bennington expense subsidy          1.05%           1.21%          1.40%            1.85%          2.61%           4.60%*
Ratio of Net Investment Income to
  Average Net Assets
  After Bennington expense subsidy(1)        1.32%           1.43%          2.18%            2.00%          2.02%           2.86%*
  Before Bennington expense subsidy          1.32%           1.43%          2.18%            1.92%          0.62%          (0.56%)*
Portfolio Turnover Rate(3)                  68.14%          93.54%         100.88%          54.26%         64.56%           7.94%
Average commission rate paid(4)             $0.0476         $0.0500

----------

(1) Effective March 1, 1994, Bennington discontinued subsidizing Other Expenses of the Value and Income Portfolio.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "REDEMPTION OF PORTFOLIO SHARES".
(3) See discussion of portfolio turnover rates in "PORTFOLIO TRANSACTION POLICIES."
(4) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal year 1996.
*        Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)

         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1997, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated May 1, 1998.

                                     Small to Mid Cap Portfolio
                              (formerly the "Small Cap Portfolio")(1)


                                                                                                                         Period from
                                              Year            Year            Year            Year           Year          8/25/92
                                         ended 12/31/97  ended 12/31/96  ended 12/31/95  ended 12/31/94  ended 12/31/93  to 12/31/92
                                         --------------  --------------  --------------  --------------  --------------  -----------

Net Asset Value at Beginning of Period        $18.82        $17.60         $14.08            $14.79        $13.56        $12.00
                                              ------        ------         ------            ------        ------        ------
Net Investment Income
   After Bennington expense subsidy(2)          0.00          0.07           0.06             (0.01)         0.04          0.03
   Before Bennington expense subsidy            0.00          0.07           0.06             (0.04)        (0.20)        (0.15)
Realized and Unrealized Gain (Loss)
   on Investments                               6.75          4.22           4.42             (0.59)         1.91          1.56
                                                ----          ----           ----             -----          ----          ----
Total from Investment Operations                6.75          4.29           4.48             (0.60)         1.95          1.59
                                                ----          ----           ----             -----          ----          ----
Dividends from Net Investment Income            0.00         (0.07)         (0.06)             0.00         (0.04)        (0.03)
Capital Gains Distributions                    (3.73)        (3.00)         (0.90)            (0.10)        (0.68)         0.00
Distributions in Excess of Capital Gains       (0.02)         0.00           0.00              0.00          0.00          0.00
Return of Capital Distributions                 0.00          0.00           0.00             (0.01)        (0.00)         0.00
                                                ----          ----           ----             -----         -----          ----
Total Distributions                            (3.75)        (3.07)         (0.96)            (0.11)        (0.72)        (0.03)
                                               -----         -----          -----             -----         -----         -----
Net Asset Value at End of Period              $21.82        $18.82         $17.60            $14.08        $14.79        $13.56
                                              ======        ======         ======            ======        ======        ======

Total Return(3)                                36.14%        24.85%         31.98%            (4.07%)       14.39%        13.28%
   Net Assets, End of Period (000 Omitted)   $125,221      $65,479        $49,803           $24,148        $9,791        $4,520
Ratio of Expenses to Average Net Assets
   After Bennington expense subsidy(1)          1.15%         1.17%          1.31%             1.98%         1.55%         1.51%*
   Before Bennington expense subsidy            1.15%         1.17%          1.31%             2.38%         3.33%         5.36%*
Ratio of Net Investment Income to Average
   Net Assets
   After Bennington expense subsidy(1)          0.00          0.37%          0.41%            (0.18%)        0.30%         0.74%*
   Before Bennington expense subsidy            0.00          0.37%          0.41%            (0.58%)       (1.48%)       (3.11%)*
Portfolio Turnover Rate(4)                    129.98%       113.44%         84.26%            30.14%        59.20%        12.57%
Average commission rate paid(5)                $0.0279       $0.0300


----------
(1) The financial highlights reflected prior to 12/31/96 are the financial highlights of the Small Cap Portfolio, referred to as the Small to Mid Cap Portfolio since September 15, 1995. Effective September 15, 1995, along with the change of name, a new Money Manager commenced management of the Small to Mid Cap Portfolio. See "The Money Managers" and "Money Manager Profiles."
(2) Effective September 15, 1995, Bennington discontinued subsidizing Other Expenses of the Small to Mid Cap Portfolio.
(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "Redemption of Portfolio Shares."
(4) See discussion of portfolio turnover rates in "Portfolio Transaction Policies."
(5) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal year 1996.
*        Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)

         The following information on financial highlights for the International Portfolio, which commenced investment operations on October 3, 1994, has been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' report that appear in the Fund's Annual Reports to Shareholders. The Annual Report to Shareholders for the year ended December 31, 1997, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated May 1, 1998.

                             International Portfolio


                                                                                             Period from
                                                 Year            Year            Year          10/3/94
                                            ended 12/31/97  ended 12/31/96  ended 12/31/95     12/31/94
                                            --------------  --------------  --------------  --------------

Net Asset Value at Beginning of Period         $13.83           $12.55         $11.67          $12.00
                                               ------           ------         ------          ------
Net Investment Income
   After Bennington expense subsidy(1)          (0.02)           (0.06)          0.05            0.01

   Before Bennington expense subsidy            (0.02)           (0.06)          0.04           (0.35)

Realized and Unrealized Gain (Loss) on
   Investments                                   1.54             1.80           0.83           (0.34)
                                                 ----             ----           ----           -----
Total from Investment Operations                 1.52             1.74           0.88           (0.33)
                                                 ----             ----           ----           -----

Dividends from Net Investment Income             0.00             0.00           0.00            0.00
Capital Gains Distributions                     (0.50)           (0.44)          0.00            0.00
Distributions in Excess of Capital Gains        (0.02)           (0.02)          0.00            0.00
Return of Capital Distributions                  0.00             0.00           0.00            0.00
                                                 ----             ----           ----            ----

Total Distributions                             (0.52)           (0.46)          0.00            0.00
                                                -----            -----           ----            ----

Net Asset Value at End of Period               $14.83           $13.83         $12.55          $11.67
                                               ======           ======         ======          ======

Total Return(2)                                 10.96%           13.78%          7.63%          (2.75%)
   Net Assets, End of Period (000 Omitted)   $151,441          $73,019        $39,102          $7,566
Ratio of Expenses to Average Net Assets
   After Bennington expense subsidy(1)           1.55%            1.52%          1.83%           1.86%*
   Before Bennington expense subsidy             1.55%            1.52%          1.93%           4.06%*
Ratio of Net Investment Income to Average
   Net Assets
   After Bennington expense subsidy(1)          (0.20)%          (0.26)%         0.10%           0.38%*
   Before Bennington expense subsidy            (0.20)%          (0.26)%         0.00%          (1.82%)*
Portfolio Turnover Rate(3)                     196.66%          157.66%         84.85%           0.82%
Average commission rate paid(4)                 $0.0098          $0.0100



----------

(1) Effective September 15, 1995, Bennington discontinued subsidizing Other Expenses for the International Portfolio.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "REDEMPTION OF PORTFOLIO SHARES."
(3) See discussion of portfolio turnover rates in "PORTFOLIO TRANSACTION POLICIES."
(4) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal year 1996.
*        Annualized.

                              PORTFOLIO MANAGEMENT

         Bennington is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios. Bennington allocates the assets within a Portfolio among any Money Managers selected. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. Bennington may add or terminate a Money Manager at any time, subject to approval by the Board of Directors and prompt notification of the applicable Portfolio's shareholders. A separate Money Manager currently manages the assets of each Portfolio. See "Money Manager Profiles" and "The Money Manager."

         Although Bennington's activities are subject to general oversight by the Board of Directors and the officers of the Fund, neither the Board nor the officers evaluate the investment merits of Bennington's or any Money Manager's individual security selections. The Board of Directors will review regularly the Portfolios' performance compared to the applicable indices and also will review the Portfolios' compliance with their investment objectives and policies. See "General Management of the Portfolio."

                          DESCRIPTION OF THE PORTFOLIOS
General

         The Fund is a Maryland corporation and was organized in June 1991 as a multi-managed, no load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. Each portfolio issues two classes of shares, Advisor Class Shares and Investor Class Shares. This Prospectus covers only the Advisor Class Shares of the four equity Portfolios of the Fund. The Investor Class Shares of the four equity Portfolios of the Fund as well as the Advisor Class Shares and Investor Class Shares of the Fund's other four portfolios, which are designed for investment in fixed-income securities, are intended to be offered through separate prospectuses. Each Portfolio's assets are invested by Bennington and/or a Money Manager that has been analyzed, evaluated and recommended by Bennington. Bennington also operates and administers the Fund and monitors the performance of the Money Managers. Each Portfolio's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act. Other policies reflect current practices of the Portfolios, and may be changed by the Portfolios without the approval of shareholders. This section of the Prospectus describes each Portfolio's investment objective, policies and restrictions. A more detailed discussion appears in the Statement of Additional Information and includes a list of the Portfolios' investment restrictions.

         Under normal circumstances, each Portfolio will invest more than 80% of its total assets in the types of securities identified in its statement of objective as principal investments. Bennington will attempt to have each Portfolio managed so that the Portfolio's investment performance equals or exceeds the total return performance of a relevant index. See Appendix A for a description of the current indices. Each Portfolio may have up to 20% of its total assets invested in money market instruments to provide liquidity. If, in the opinion of Bennington or a Money Manager, market or economic conditions warrant, any Portfolio may adopt a temporary defensive strategy. In that event, a Portfolio may hold assets as cash reserves without limit. See "Investment Policies--Liquidity Reserves." There can be no assurance that the investment objective for any Portfolio will be realized.

         No Portfolio will invest in fixed-income securities, including convertible securities, rated less than A by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by Bennington or a Money Manager to be of a lesser credit quality than those designations. The Portfolios will sell securities that they have purchased in a prudent and orderly fashion when ratings drop below these minimum ratings. See Appendix A in the Statement of Additional Information for a description of securities ratings.

Risk Factors and Special Considerations

         The Fund is designed to provide diverse opportunities in equity and debt securities. No assurance can be given that the Portfolios will achieve their investment objectives.

         Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. See "Investment Policies--Risks of Investing in Foreign Securities" and "--Special Risks of Investing in Foreign Securities of Emerging Countries." Up to 20% of the net assets of the Domestic Equity Portfolios and up to 100% of the net assets of the International Portfolio may be held in securities denominated in one or more foreign currencies, which will result in that Portfolio bearing the risk that those currencies may lose value in relation to the U.S. dollar. Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into forward currency contracts and repurchase agreements and trading futures contracts and options on futures contracts. See "Description of the Portfolios--Investment Policies." The use of options and futures transactions by a Portfolio entails certain risks, including the risk that to the extent the Money Manager's views as to certain market movements are incorrect, the use of such instruments could result in losses greater than if they had not been used. Such instruments may also force sales or purchases of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. Also, when used for hedging existing positions, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. See "Description of the Portfolios--Investment Policies" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

         The use of multiple Money Managers in any given Portfolio or the replacement of a Portfolio's Money Manager may increase a Portfolio's portfolio turnover rate, realization of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolios and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Portfolio Transaction Policies" and "Taxes."

Investment Objectives and Investment Policies

         The investment objective of each Portfolio is fundamental and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Statement of Additional Information. The other investment policies and practices of each Portfolio, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Directors without shareholder approval. For a more detailed discussion regarding the benchmark indices, see Appendix A.

         The GROWTH PORTFOLIO seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the S&P 500.

         The Portfolio seeks to achieve this objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to equal or exceed the total return performance of the S&P/BARRA Growth Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Current income will not be a primary objective. Since the prices of growth stocks tend to be more volatile and more sensitive to economic and market swings than those of average stocks, Bennington expects that the Portfolio will underperform the overall U.S. stock market during periods of general market weakness, although this is not inconsistent with the goal of outperforming the S&P/BARRA Growth Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in common stocks of foreign issuers with large market capitalizations whose securities have greater than average growth characteristics. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The VALUE AND INCOME PORTFOLIO seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the S&P 500.

         The Portfolio seeks to achieve this objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have higher than average dividend yield relative to other stocks of issuers in the same industry, or whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries, or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Money Manager will attempt to equal or exceed the total return performance of the S&P/BARRA Value Index over a market cycle of five years. Because the prices of value stocks tend to be less volatile and less sensitive to economic and market swings than those of average stocks, Bennington expects that the Value and Income Portfolio will underperform the overall U.S. stock market during periods of general market strength and will lose less value than the overall U.S. stock market during times of general market decline, although this is not inconsistent with the goal of outperforming the S&P/BARRA Value Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in income-producing equity securities of foreign issuers with large market capitalizations. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The SMALL TO MID CAP PORTFOLIO seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

         Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% of the value of its total assets in equity securities of small and medium capitalization issuers. Small capitalization issuers are issuers which have a capitalization of $1 billion or less at the time of investment whereas medium capitalization issuers have a capitalization ranging from $1 billion to $5 billion at the time of investment. The Portfolio invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to equal or exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Current income will not be a primary objective. Since the prices of small to medium capitalization growth stocks tend to be more volatile and more sensitive to economic and market swings than those of stocks comprising the S&P 500, Bennington expects that the Small to Mid Cap Portfolio will underperform the S&P 500 during periods of general market weakness, although this is not inconsistent with the goal of outperforming the Wilshire 4500 Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in common stocks of foreign issuers with small market capitalizations. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The INTERNATIONAL EQUITY PORTFOLIO seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

         The Portfolio seeks to achieve this objective by investing at least 65% of its total assets principally in equity securities issued by companies domiciled in Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) and the Pacific Rim (including Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore). The Portfolio may also invest in securities of countries generally considered to be emerging or developing countries by the World Bank, the International Finance Corporation, the United Nations or its authorities ("Emerging Countries"). The International Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries or (ii) the issuer is organized under the laws of, and has a principal office in, an Emerging Country. See " Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries." The Portfolio intends to maintain investments in at least three different countries outside the United States. The Portfolio will treat securities issued by any one foreign government, its agencies and instrumentalities as if they are securities having their principal business activities in the same industry. The Portfolio will not purchase securities issued by any one foreign government if as a result 25% or more of the Portfolio's total assets would be invested in securities issued by that one foreign government. The Portfolio may invest up to 20% of its net assets in fixed-income securities, including instruments issued by foreign governments and their agencies, and in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations. The Money Manager will attempt to equal or exceed the net yield (after withholding taxes) of the Morgan Stanley Capital International ("MSCI") EAFE(R) + EMF Index. See "The Money Managers--Benchmark Indices." The Portfolio may invest in securities denominated in currencies other than U.S. dollars.

         The securities markets of most countries the International Portfolio can invest in have substantially less trading volume than the securities markets of the United States and Japan, and the securities traded in those countries are less liquid and more volatile than securities of comparable U.S. companies. As a result, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is the case in the United States. In addition, these securities markets generally are not as highly regulated as U.S. markets. Consequently, there may be limited liquidity for certain securities and the prices at which the Portfolio may acquire investments may be affected by the trading of others on material non-public information. Some countries impose substantial restrictions on investments in their capital markets by foreign entities such as the Portfolio, but this is not anticipated to limit the Money Manager's ability to make suitable investments for the Portfolio. See "Investment Policies--Risks of Investing in Foreign Securities" and "--Special Risks of Investing in Foreign Securities of Emerging Countries." The Portfolio may use options on stocks and currencies, forward foreign currency exchange contracts and financial futures contracts to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Forward Foreign Currency Exchange Contracts," "--Options" and "--Futures Contracts."

Investment Policies

         Liquidity Reserves. Each Portfolio is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities to be acquired by a Portfolio or cash to provide for payment of the Portfolio's expenses or to permit the Portfolio to meet redemption requests) in money market instruments or in debt securities which are at least comparable in quality to the Portfolio's permitted investments. Under normal circumstances, no more than 20% of a Portfolio's net assets will be comprised of these instruments. The Portfolios also may enter into financial futures contracts in accordance with their investment objectives to minimize the impact of cash balances. See "General Management of the Portfolios" and "Investment Policies--Liquidity Reserves" in the Statement of Additional Information.

         Money Market Instruments. Each Portfolio may invest up to 20% of its net assets in:

                  (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Portfolio of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Portfolios may invest in Eurodollar instruments of foreign and domestic banks; and

                  (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Portfolio's Money Manager under the supervision of Bennington and the Board of Directors.

         "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Portfolio's Money Manager or Bennington under the general supervision of the Board of Directors. The purchase by the Portfolio of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

         In selecting commercial paper and other corporate obligations for investment by a Portfolio, the Money Manager also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Bennington monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Portfolio. If commercial paper or another corporate obligation held by a Portfolio is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Bennington and the Board of Directors will promptly reassess whether that security presents minimal credit risks and whether the Portfolio should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Portfolio will dispose of the security as soon as reasonably practicable unless Bennington and the Board of Directors determine that to do so is not in the best interests of the Portfolio and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

         U.S. Government Securities. Each Portfolio may invest in United States Treasury securities, including bills, notes, bonds and other debt securities issued by the United States Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and their issue dates.

         The Portfolios may invest in securities issued by agencies or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

         Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include obligations issued by (i) the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service (each of these issuers has the right to borrow from the United States Treasury to meet its obligations) and (ii) the Federal Farm Credit Bank and the Federal Home Loan Bank (each of these issuers may rely only on the individual credit of the issuing agency to satisfy its obligations). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.

         Obligations issued or guaranteed as to principal and interest by the U.
S. Government may be acquired by a Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. These custodial receipts are commonly referred to as U.S. Treasury STRIPS.

         Repurchase Agreements. Each Portfolio may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Portfolio's cost plus interest within a specified time (ordinarily a week or less). If the party agreeing to repurchase should default and if the value of the securities held by the Portfolio should fall below the repurchase price, the Portfolio could incur a loss. Subject to the limitation on investing no more than 15% of a Portfolio's net assets in illiquid securities, no Portfolio will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. See "Investment Policies--Illiquid Securities."

         Repurchase agreements will at all times be fully collateralized by U.S. Government obligations or other collateral in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. Such collateral will be held by the Fund's Custodian, either physically or in a book-entry account.

         Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

         A Portfolio will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Board of Directors. Bennington or the Money Managers monitor the creditworthiness of such parties under the general supervision of the Board of Directors. See "Investment Policies--Repurchase Agreements" in the Statement of Additional Information.

         Rights and Warrants. Each Portfolio may acquire up to 5% of its net assets in rights and warrants in securities of issuers that meet each Portfolio's investment objective and policies. See "Investment Restrictions" and "Investment Policies--Rights and Warrants" in the Statement of Additional Information.

         Privately-Issued STRIP Securities. The Portfolios may invest up to 5% of their net assets in privately-issued STRIP securities. See "Investment Policies--Privately-Issued STRIP Securities" in the Statement of Additional Information.

         Reverse Repurchase Agreements. Each Portfolio's entry into reverse repurchase agreements, together with its other borrowings, is limited to 5% of its net assets. See "Investment Policies--Reverse Repurchase Agreements" in the Statement of Additional Information.

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions deemed creditworthy by Bennington and the applicable lending agent. The outstanding loans may not exceed in the aggregate the maximum amount of the value of the Portfolio's net assets allowed by applicable law, currently 33- 1/3%. Such loans are callable at any time by the Portfolio and are at all times secured by cash or U.S. Government securities, irrevocable letters of credit or such other acceptable collateral that is at least equal to the market value, determined daily, of the loaned securities. The Portfolio will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Portfolio will be invested in any securities in which the Fund is authorized to invest. A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of right in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Portfolio continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. The risks of lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy as monitored by Bennington and the lending agent pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would be borne by the Portfolio.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. See "Investment Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

         Illiquid Securities. No Portfolio may invest more than 15% of its net assets in illiquid securities. Securities which are illiquid include repurchase agreements of more than seven days duration, securities which lack a readily available market or have legal or contractual restrictions on resale, certain interest only/principal only strips and over-the-counter ("OTC") options. Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market are not deemed illiquid for purposes of this limitation, pursuant to liquidity procedures that have been adopted by the Board of Directors. Investing in Rule 144A securities could result in increasing the level of a Portfolio's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. The International Portfolio will treat investments of the International Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities. See "Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries--Political and Economic Factors." Each Money Manager will monitor the liquidity of such restricted securities under the supervision of Bennington and the Board of Directors. See "Investment Policies--Illiquid Securities" in the Statement of Additional Information.

         Forward Foreign Currency Exchange Contracts. The International Portfolio may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.

         When the International Portfolio invests in foreign securities, it may enter into forward foreign currency exchange contracts in several circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Portfolio may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the International Portfolio may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Portfolio of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Portfolio's records at the trade date and maintained until the transaction is settled.

         Options.  Each  Portfolio  may  purchase put and call options and write
(sell) "covered" put and "covered" call options. The Domestic Equity Portfolios may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the OTC market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Portfolios may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase.

         The International Portfolio may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolios. If the counterparty fails to take delivery of the securities underlying an option it has written, the Portfolios must rely on the credit quality of the counterparty. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Portfolio may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Portfolio may trade options on international stocks or international stock indices in a manner similar to that described above.

         A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Portfolio owns the optioned securities or the Portfolio maintains in a segregated account with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least sufficient to meet its obligations under the call option, or if the Portfolio owns an offsetting call option. When a Portfolio writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio foregoes any gain from an increase in the market price of the underlying security over the exercise price.

         The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Portfolio deposits with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercise price of the put option.

         The Portfolios will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Portfolio exceed 25% of its net assets other than OTC options and the assets used as cover for written OTC options. The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Furthermore, the Portfolios will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Portfolio's total net assets, subject to the foregoing limitations.

         When a Portfolio writes either a put or call option, the Portfolio is required to deposit an initial margin with the Fund's Custodian for the benefit of the options broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its option commitment. When the Portfolio writes options and an adverse price movement occurs, the Portfolio may be called upon to deposit an additional or variation margin. Both the initial and additional or variation margin must be made in cash or U.S. Government securities. The required margin amount is subject to change by the appropriate exchange or regulatory authority.

         Futures Contracts. Each Portfolio is permitted to enter into financial futures contracts, stock index futures contracts and related options ("futures contracts") in accordance with its investment objective. The International Portfolio also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

         A "financial futures contract" is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract which cancels the original contract to make or take delivery.

         The Portfolios may purchase and write options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures contracts are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option.

         Upon entering into a futures contract, a Portfolio is required to deposit in a segregated account with the Fund's Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitment. The initial margin amount is subject to change by the appropriate exchange or regulatory authority. The Portfolio will also be required to settle any gains or losses on a daily basis in cash (variation margin). If the Portfolio is unable to meet an additional margin requirement, the Portfolio may be forced to close out its position at a price that may be detrimental to the Portfolio. When trading futures contracts, a Portfolio will not commit more than 5% of the market value of its total assets as initial margins. See "Investment Policies--Futures Contracts" in the Statement of Additional Information.

         Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Taxes" in the Statement of Additional Information.

         Risks of Investing in Foreign Securities. The Portfolios may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

         In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

         If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

         Special Risks of Investing in Foreign Securities of Emerging Countries.

         Political and Economic Factors. Investing in Emerging Countries involves potential risks relating to political and economic developments abroad. Governments of many Emerging Countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in Emerging Countries, which could affect the value of securities in the Portfolios. The value of the investments made by the Portfolios will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolios have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. While the Money Managers intend to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolios to suffer a loss of interest or principal on any of its holdings. The Portfolios will treat investments of the Portfolios that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

         Foreign Exchange Risk. The value of non-U.S. dollar denominated securities of issuers in Emerging Countries is affected by changes in currency exchange rates or exchange control regulations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are affected by the international balance of payments, economic and financial conditions, government intervention, speculation and other factors. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the U.S. dollar and major adjustments have been made in certain of them at times.

         Investing in Securities Markets of Emerging Countries. Certain of the risks associated with investments generally are heightened for investments in Emerging Countries. For example, securities markets in Emerging Countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolios are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Portfolios due to subsequent declines in value of securities or, if the Portfolios have entered into a contract to sell securities, could result in possible liability to the purchaser.

         Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

         Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolios could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolios of any restrictions on investments.

         Costs associated with transactions in securities of companies in Emerging Countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Portfolio purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in Emerging
Countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

         Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. See "Redemption of Portfolio Shares."

Investment Restrictions

         Each Portfolio is subject to investment restrictions which, as described in more detail in the Statement of Additional Information, have been adopted by the Fund on behalf of the Portfolios as fundamental policies that cannot be changed with respect to a Portfolio without the approval of the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act. Among other restrictions, the Portfolios will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of a Portfolio's total assets, more than 5% of a Portfolio's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of a Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry. See "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

                      GENERAL MANAGEMENT OF THE PORTFOLIOS

         The Board of Directors is responsible for overseeing generally the operation of the Fund, including reviewing and approving the Fund's service contracts with Bennington and the Money Managers. The Fund's officers, all of whom are employed by Bennington, are responsible for the day-to-day management and administration of the Fund's operations. The Money Managers are responsible for the selection of individual portfolio securities for the assets assigned to them by Bennington.

         Bennington, 1420 Fifth Avenue, Seattle, Washington 98101, was organized as a Washington general partnership on April 25, 1991 and restructured into a Washington limited partnership on August 17, 1993. Bennington and its partners were formed for the purpose of providing investment advisory services to the Fund and acting as the Fund's manager. Bennington's general partners are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Bennington Capital Management Investment Corp., all of which are Washington corporations. The sole limited partner is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. Bennington Management Associates, Inc., which is controlled by J. Anthony Whatley, III, is the managing general partner of Bennington. Mr. Whatley, the Executive Director of Bennington Capital Management and the Chairman of the Board and Principal Executive Officer of the Fund, has had over 20 years of experience in the securities industry. Ravindra
A. Deo, Vice President and Chief Investment Officer of Bennington, is primarily responsible for the day-to-day management of the Portfolios through interaction with each Portfolio's Money Manager and Mr. Deo is responsible for managing the liquidity reserves of each Portfolio. Mr. Deo has served Bennington in such capacity since January 1992. Prior thereto, he was Senior Vice President at Leland O'Brien Rubenstein Associates Incorporated, an investment manager, where he was employed from 1986 to 1991. See "Management of the Fund" in the Statement of Additional Information.

         Fund Manager Services and Fees. Pursuant to the Management Agreement with the Fund, Bennington provides the following services: (i) provides or oversees the provision of all general management, investment advisory and portfolio management services for the Fund, including the transfer agent, custodian, portfolio accounting and shareholder recordkeeping services for the Fund; (ii) provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and
(iv) invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' other assets. For providing these services, Bennington is paid by each Portfolio a fee equal on an annual basis to the following percentage of the Portfolio's average daily net assets:

                                            Management Fee
                                         (as a percentage of
    Portfolio                        average daily net assets)
    ---------                        -------------------------

Growth                                         0.45%
Value and Income                               0.45%
Small to Mid Cap                               0.60%
International                                  0.55%


         Pursuant to the Transfer Agent Agreement effective December 1, 1995, as amended February 19, 1998, between Bennington and the Fund, Bennington provides transfer agent, registrar and dividend disbursing agent services as well as certain other administrative, compliance and recordkeeping services to the Fund. For providing these services, Bennington receives (i) a fee equal to 0.13% of the average daily net assets of each Portfolio of the Fund, and (ii) a transaction fee of $0.50 per transaction.

         Bennington may, out of its own resources, provide marketing and promotional support on behalf of the Portfolios. Services provided by Bennington are in addition to, and not duplicative of, the services provided by Service Organizations to their clients.

         Custodian and Fund Accounting Services and Fees. The Fund, Bennington and Fifth Third entered into a Fund Accounting and Other Services Agreement on October 4, 1996, effective November 18, 1996, under which Fifth Third provides certain portfolio accounting and other services, including maintenance of the books and records of the Portfolios required under the Investment Company Act. As compensation for these services, the Fund pays Fifth Third an annual fund accounting and service fee (the "Fee ), to be calculated daily and paid monthly. The annual Fee for each Portfolio shall be the greater of a monthly minimum or an asset based fee, as follows:

                       Monthly          First            Next       Assets over
Portfolio              Minimum  OR   $100,000,000   $150,000,000   $250,000,000
---------              -------       ------------   ------------   ------------
Growth                 $1,500           0.03%           0.02%          0.01%
Value and Income       $1,500           0.03%           0.02%          0.01%
Small to Mid Cap       $1,500           0.03%           0.02%          0.01%
International Equity   $3,000           0.04%           0.03%          0.02%

         The Fund pays an additional annual Fee of $2,000 per Portfolio for other administrative services rendered, to be charged monthly. For additional Classes of shares the Fund will pay an annual charge of $7,000 per additional Class of shares per Portfolio, also to be charged monthly. Finally, the Fund reimburses Fifth Third for its out-of-pocket expenses incurred in performing its services under this Agreement, including, but not limited to: postage and mailing, telephone, facsimile, overnight courier services and outside independent pricing service charges, and record retention/storage. The total costs for these additional fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

         The Fund and Fifth Third entered into a Custodian Agreement on October 4, 1996, effective November 18, 1996, under which Fifth Third acts as Custodian of the Portfolios' assets. As compensation for its services rendered, the Fund pays Fifth Third an annual domestic custody fee of: .0025% of the average gross assets and an annual global custody fee of .08% of the average gross assets, exclusive of transaction charges. The total costs for the custodial fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

         Year 2000 Preparedness. The management and money management services provided to the Fund by Bennington and the Money Managers and the services provided by Fifth Third to the Fund, in part, depend on the reasonably consistent operations of their computer systems. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This design flaw may a have negative impact on the handling of securities trades, pricing and accounting services. Bennington and the Money Managers and Fifth Third have been actively working on necessary changes to their computer systems to deal with the year 2000 and reasonably believe that their systems will be year 2000 compliant in time for that event.

         Multi-Class Structure. The Fund has adopted a Rule 18f-3 Plan (the "Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other. See "Multi-Class Structure" in the Statement of Additional Information.

         Distribution. Investment advisors, banks, insurance companies and other entities that sell shares of the Fund may enter into a license agreement with Bennington which permits them to use Bennington's proprietary asset allocation software program, Alloset(R), pursuant to which such entities may recommend an allocation of their clients' assets over a broad range of asset classes, which may include the various portfolios of the Fund. The Alloset(R) Model was developed by Bennington. Investment advisors, banks, insurance companies and other licensed entities may charge a fee, not for providing access to the Fund, but for providing to their clients services such as Alloset(R), performance reporting, fund selection and account monitoring. The Fund does not receive any portion of such fees and has no control over whether and in what amount such fees are charged. Investors also may purchase shares of the Fund directly if they do not wish to use any of the above services, in which case no service fees or additional fees, beyond those borne by the shareholders of the Fund generally, would be incurred.

         The Fund bears no cost associated with the use of Alloset(R). Using Alloset(R), assets may be allocated among the Fund's portfolios in a manner intended to achieve the investment objectives and desired investment returns of such entities' clients based upon the individual client's situation and tolerance  for risk  and  desire  for  return  on  investment.  There  can be no assurance that the allocation recommended by the entities that use Alloset(R)will meet any of the clients' investment objectives. T he Money Managers engaged by the Fund do not use Alloset(R)in investing any of the Portfolio's assets under management.

                              THE MONEY MANAGERS

         Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios of the Fund. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Such allocation is reflected in the Money Manager Agreement among the Fund, Bennington and any Money Manager, and can be changed at any time by Bennington. The Board of Directors reviews and approves selections of Money Managers and allocations of assets among any Money Managers. Money Managers may be added or terminated by Bennington subject to the approval of the Board of Directors of the Fund and appropriate notice to the shareholders of the applicable Portfolio, as discussed below.

         Money Managers are selected based on such factors as their experience, the continuity of their portfolio management team, their security selection process, the consistency and rigor with which they apply that process and their demonstrated ability to add value to investment decisions. Short-term investment performance is not a controlling factor in selecting or terminating Money Managers. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. A separate Money Manager currently manages the assets of each Portfolio. See "Money Manager Profiles."

         The Fund was issued an exemptive order by the SEC on September 4, 1996 for an exemption (the "Exemption") from certain provisions of the Investment Company Act, which would otherwise require Bennington to obtain formal shareholder approval prior to engaging and entering into money manager agreements with Money Managers. The relief is based on the conditions set forth in the Exemption that, among other things: (1) Bennington will select, monitor, evaluate and allocate assets to the Money Managers and oversee Money Managers compliance with the relevant Portfolio's investment objective, policies and restrictions; (2) before a Portfolio may rely on the Exemption, the Exemption must be approved by the shareholders of the Portfolios operating under the Exemption; (3) the Fund will provide to shareholders certain information about a new Money Manager and its money manager agreement within 60 days of the engagement of a new Money Manager; (4) the Fund will disclose in this Prospectus the existence, substance and effect of the Exemption; and (5) the Directors, including a majority of the "non-interested" Directors, must approve each money manager agreement in the manner required under the Investment Company Act. Any changes to the Management Agreement between the Fund and Bennington would still require shareholder approval. As required by the Exemption, the shareholders of each Portfolio determined, at a shareholders' meeting held on August 15, 1995, to permit the Fund to replace or add Money Managers and to enter into money manager agreements with Money Managers upon approval of the Board of Directors but without formal shareholder approval.

         Neither the Board of Directors nor the officers evaluate the investment merits of any Money Manager's individual security selections. However, the Board of Directors will review regularly each Portfolio's performance compared to the applicable indices and also will review each Portfolio's compliance with its investment objective and policies.

         Money Manager Fees. The Money Manager fee of a Portfolio is paid to the Money Manager of a Portfolio pursuant to a Money Manager Agreement among the Fund, Bennington and the respective Money Manager. See the Statement of Additional Information for a more detailed description of the Money Manager Agreements. The Money Manager fee is based on the assets of the Portfolio and on the number of complete calendar quarters of management by the Money Manager on the portion of the assets of its respective Portfolio managed by it (the "Account"). The fee structure for the Money Manager fee paid to the Money Managers of the Growth, Value and Income and International Portfolios differs from that paid to the Money Manager for the Small to Mid Cap Portfolio, as described below.

         Money Manager Fees - Growth Portfolio, Value and Income Portfolio and International Portfolio. The Money Manager fee for each Money Manager has two components during the first five calendar quarters, the basic fee (the "Basic Fee") and the portfolio management fee (the "Portfolio Management Fee") for the Growth, Value and Income and International Equity Portfolios. The Money Manager for the Growth Portfolio has not completed five complete calendars and will receive a Basic Fee of 0.10% and a Portfolio Management Fee of 0.10%. The Money Managers for the Value and Income and International Equity Portfolios, have completed the first five calendar quarters of management of their respective Accounts. If at any time a Money Manager should be replaced, the new Money Manager for the applicable Portfolio will receive the fee set forth in the table "Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" during the first five calendar quarters of such new Money Manager's management of the relevant Portfolio. See "Money Manager Fees--Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" in the Statement of Additional Information for a complete description of the schedule for the first five calendar quarters.

         Commencing with the sixth calendar quarter of management by a Money Manager of the Growth Portfolio, Value and Income Portfolio and International Equity Portfolio, such Portfolio will pay its Money Manager based on the "Money Manager Fee Schedule For A Manager From the Sixth Calendar Quarter of Management Forward." The Money Manager Fee commencing with the sixth quarter consists of two components, the Basic Fee and the performance fee (the "Performance Fee"), which varies with a Portfolio's performance.

                MONEY MANAGER FEE SCHEDULE FOR A MANAGER FROM THE
                  SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD

                                           Average Annualized
                                       Performance Differential Vs.                               Annualized
Portfolio                   Basic Fee    The Applicable Index                                   Performance Fee
---------                   ---------    --------------------                                   ---------------
Growth and                   0.10%        greater than or equal to 2.00%                            0.22%
Value and Income                          greater than or equal to 1.00% and less than 2.00%        0.20%
                                          greater than or equal to 0.50% and less than 1.00%        0.15%
                                          greater than or equal to 0.00% and less than 0.50%        0.10%
                                          greater than or equal to -0.50% and less than 0.00%       0.05%
                                          less than -0.50%                                          0%

International                0.20%        greater than or equal to 4.00%                            0.40%
                                          greater than or equal to 2.00% and less than 4.00%        0.30%
                                          greater than or equal to 0.00% and less than 2.00%        0.20%
                                          greater than or equal to -2.00% and less than 0.00%       0.10%
                                          less than -2.00%                                          0%

The Performance Fee component will be adjusted each quarter and paid quarterly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the Benchmark Indices set forth below. A description of each Benchmark Index is contained in Appendix A. A change in a Benchmark Index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. As long as the Growth or Value and Income Portfolio's performance either exceeds its Benchmark Index, or trails its Benchmark Index by no more than .50%, a Performance Fee will be paid to the Money Manager. As long as the International Portfolio's performance either exceeds its Benchmark Index, or trails its Benchmark Index by no more than 2%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the Account.

                                BENCHMARK INDICES

Portfolio               Index
---------               -----
Growth                 S&P/BARRA Growth Index
Value and Income       S&P/BARRA Value Index
International          Morgan Stanley Capital International EAFE(R) + EMF Index


         From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable Benchmark Index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, the Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Bennington in the same manner in which the total return performance of the Portfolio's index is calculated, which is not the same method used for calculating the Portfolios' performance for advertising purposes as described under "Calculation of Portfolio Performance." See Appendix B to the Statement of Additional Information for a discussion of how performance fees are calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For example, currently if a Benchmark Index has an average annual performance of 10%, the Growth or Value and Income Portfolio Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual Performance Fee of 0.22% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for the Portfolios' Money Managers to receive the maximum Performance Fee.) Because the maximum Performance Fee for the Growth and Value and Income Portfolios applies whenever a Money Manager's performance exceeds the index by 2.00% or more, the Money Managers for those Portfolios could receive a maximum Performance Fee even if the performance of the Account is negative. Also, because the maximum Performance Fee for the International Portfolio applies whenever a Money Manager s performance exceeds the index by 4.00% or more, the Money Manager for the International Portfolio could receive a maximum Performance Fee even if the performance of the Account is negative. A more detailed description of the operation of each Performance Fee is contained in Appendix B to the Statement of Additional Information.

         The Money Managers have agreed to the foregoing fees, which are generally lower than they charge to institutional accounts for which they serve as investment adviser and perform all administrative functions associated with serving in that capacity. These lower fees are in recognition of the reduced administrative and client service responsibilities the Money Managers have undertaken with respect to the Portfolios.

         The combined fees payable to Bennington and the Money Manager for the International Portfolio may at times be higher than those paid by other mutual funds. The Board of Directors believes that the fees payable by International Portfolio are appropriate, in light of its investment objective and policies and the nature of the securities in which it invests. The following table lists the fees earned by the Money Managers of the Portfolios for the current period.

                 MONEY MANAGER FEES EARNED DURING CURRENT PERIOD
            For Growth, Value and Income and International Portfolio


           Number of                              Portfolio
            Quarters                              Management Performance
           Managed by                   Basic Fee    Fee        Fee
             Money                         (All    (1st 5   (6th Quarter  Total
Portfolio   Manager        Period       Quarters) Quarters)   Forward)     Fee
---------   -------        ------       --------- ---------   --------     ---
             State
Growth*      Street/  3rd Quarter 1997    0.10%     N/A          0%        0.10%
             Geewax   3rd Quarter 1997    0.10%    0.10%        N/A        0.20%
                2     4th Quarter 1997    0.10%    0.10%         0%        0.20%
                3     1st Quarter 1998    0.10%    0.10%         0%        0.20%
                4     2nd Quarter 1998    0.10%    0.10%         0%        0.20%

Value          20     3rd Quarter 1997    0.10%     N/A        0.20%       0.30%
and Income     21     4th Quarter 1997    0.10%     N/A        0.22%       0.32%
               22     1st Quarter 1998    0.10%     N/A        0.22%       0.32%
               23     2nd Quarter 1998    0.10%     N/A        0.22%       0.32%

International  11     3rd Quarter 1997    0.20%     N/A        0.40%       0.60%
               12     4th Quarter 1997    0.20%     N/A        0.40%       0.60%
               13     1st Quarter 1998    0.20%     N/A        0.40%       0.60%
               14     2nd Quarter 1998    0.20%     N/A        0.40%       0.60%

----------
* State Street Bank and Trust Company was the Money Manager of the Growth Portfolio from inception through July 20, 1997, and was entitled to earn a Performance Fee, but did not. Effective July 21, 1997, Geewax, Terker & Co. became the Money Manager, and has not completed the first five calendar quarters of investment operations.

         Money Manager Fees - Small to Mid Cap Portfolio. For the period May 1, 1998 through June 30, 1998, the Money Manager fee for the Money Manager of the Small to Mid Cap Portfolio has two components, the basic fee (the "Basic Fee") and the performance fee (the "Performance Fee"). The Basic Fee is 0.10% and the Performance Fee is 0.22%. The Money Manager for the Small to Mid Cap Portfolio has completed over five calendar quarters of management of its Account and is being paid a Performance Fee under the following structure:

                 MONEY MANAGER FEE SCHEDULE FOR Small to Mid Cap
                Portfolio For the Period from May 1, 1998 through
                                  June 30, 1998

                                           Average Annualized
                                       Performance Differential Vs.                                Annualized
Portfolio                   Basic Fee    The Applicable Index                                   Performance Fee
---------                   ---------    --------------------                                   ---------------
Small to Mid Cap             0.10%        greater than or equal to 2.00%                            0.22%
                                          greater than or equal to 1.00% and less than 2.00%        0.20%
                                          greater than or equal to 0.50% and less than 1.00%        0.15%
                                          greater than or equal to 0.00% and less than 0.50%        0.10%
                                          greater than or equal to -0.50% and less than 0.00%       0.05%
                                          less than -0.50%                                          0%


The Performance Fee component is adjusted each quarter and paid quarterly based on the annualized investment performance of the Money Manager relative to the annualized investment performance of the Wilshire 4500 Index, the Benchmark Index for the Small to Mid Cap Portfolio. A description of Benchmark Index is contained in Appendix A. A change in an index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. As long as the Small to Mid Cap Portfolio's performance either exceeds the Benchmark Index, or trails the Benchmark Index by no more than .50%, a Performance Fee will be paid to the Money Manager.

         Beginning July 1, 1998, the new Money Manager Agreement among the Fund, Bennington and the Money Manager for the Small to Mid Cap Portfolio has a different fee structure. See "Money Managers" in the Statement of Additional Information for a description of the "Money Manager Fees--Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management". The Money Manager of the Small to Mid Cap Portfolio has completed five calendar quarters of management. From July 1, 1998, the Money Manager Fee schedule from the sixth calendar quarter of management forward will be as follows:

                         MONEY MANAGER FEE SCHEDULE FOR
                Small to Mid Cap Portfolio from July 1, 1998, for
                THE SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD


            Average annualized                                  Annualized
  performance differential vs. the Benchmark Index           Money Manager Fee
  ------------------------------------------------           -----------------
greater than or equal to 3.00%                                      0.42%

greater than or equal to 2.00% and less than 3.00%                  0.35%

greater than or equal to 1.00% and less than 2.00%                  0.30%

greater than or equal to 0.50% and less than 1.00%                  0.25%

greater than or equal to 0.00% and less than 0.50%                  0.20%

greater than or equal to -0.50% and less than 0.00%                 0.15%

greater than or equal to -1.00% and less than -0.50%                0.10%

greater than or equal to -1.50% and less than -1.00%                0.05%

less than -1.50%                                                    0.00%


The Money Manager Fee will be adjusted each quarter and paid quarterly based on the annualized investment performance of the Small to Mid Cap Money Manager relative to the annualized investment performance of the Benchmark Index as described above. As long as the Small to Mid Cap Portfolio's performance either exceeds its Benchmark Index, or trails its Benchmark Index by no more than 1.50%, a Money Manager Fee will be paid to the Money Manager. The Money Manager's performance is measured on the Account.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For the Small to Mid Cap Portfolio, if the Benchmark Index has an average annual performance of 10%, the Account's average annual performance would have to be equal to or greater than 13% for the Money Manager to receive an annual Money Manager Fee of 0.42% (i.e., the difference in performance between the Account and the index must be equal to or greater than 3.00% for the Money Manager to receive the maximum Money Manager Fee). Because the maximum Money Manager Fee for the Small to Mid Cap Portfolio applies whenever its Money Manager's performance exceeds its Benchmark Index by 3.00% or more, the Small to Mid Cap Portfolio Money Manager could receive the maximum Money Manager Fee even if the performance of the Account is negative. For example, if the Account's average performance is -5.00% and the Benchmark Index performance is -8.50%, the Small to Mid Cap Portfolio Money Manager would earn the maximum incentive fee.

         The combined fees payable to Bennington and the Money Manager for the Small to Mid Cap Portfolio may at times be higher than those paid by other mutual funds. The Board of Directors believes that the fees payable by the Small to Mid Cap Portfolio are appropriate, in light of its investment objective and policies and the nature of the securities in which it invests. The following table lists the fees earned by the Money Manager of the Portfolio for the current period.

                 MONEY MANAGER FEES EARNED DURING CURRENT PERIOD
                         For Small to Mid Cap Portfolio
                         ------------------------------


              Number of                           Portfolio
               Quarters                           Management Performance
              Managed by                Basic Fee    Fee        Fee
                Money                      (All    (1st 5   (6th Quarter  Total
Portfolio      Manager     Period       Quarters) Quarters)   Forward)     Fee
---------      -------     ------       --------- ---------   --------     ---
Small to Mid     8    3rd Quarter 1997     0.10%     N/A        0.22%     0.32%
 Cap
                 9    4th Quarter 1997     0.10%     N/A        0.22%     0.32%
                 10   1st Quarter 1998     0.10%     N/A        0.22%     0.32%
                 11   2nd Quarter 1998     0.10%     N/A        0.22%     0.32%


                           EXPENSES OF THE PORTFOLIOS

         The Portfolios will pay all of their expenses except for those expressly assumed by Bennington, including, without limitation, Directors' fees and fees for auditing, legal, custodian and shareholder services. All general expenses of the Portfolios are allocated among and charged to the assets of the respective Portfolios and between the classes of each Portfolio on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each Portfolio and class of shares, or the nature of the services performed and relative applicability to each Portfolio and class of shares. Class-specific expenses include certain distribution, administrative and service fees payable with respect to the Investor Class Shares as described in the Fund's distribution, shareholder service and administrative plans on behalf of the Investor Class Shares. See "Multi-Class Structure" in the Statement of Additional Information. Class-specific expenses may include certain other expenses as permitted by the Fund's Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act and subject to review and approval by the Directors. See "FINANCIAL HIGHLIGHTS" or the Annual Report for the period ended December 31, 1997 for the Advisor Class Shares, for expense information related to the Fund's most recently completed fiscal year. The Board of Directors has determined that it is appropriate to allocate certain expenses attributable to more than one Portfolio among the Portfolios affected based on their relative net assets. See "General Management of the Portfolios."

                         PORTFOLIO TRANSACTION POLICIES

         Decisions to buy and sell securities are made by the Money Managers for the assets assigned to them and by Bennington for assets not assigned to a Money Manager. Currently, each Portfolio has one Money Manager. Bennington invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' assets not assigned to a Money Manager.

         Each Money Manager, or Bennington, as applicable, makes decisions to buy or sell securities independently from other Money Managers. Thus, if there is more than one Money Manager for a Portfolio, one Money Manager could be selling a security when another Money Manager for the same Portfolio is purchasing the same security. In addition, when a Money Manager's services are terminated and another retained, the new Money Manager may significantly restructure the Portfolio. These practices may increase the Portfolios' portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolios may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. Historical portfolio turnover rates for the Portfolios are listed under "Financial Highlights." It is expected that the annual portfolio turnover rate for each Portfolio, under normal market conditions, will not exceed 100%. These rates should not be considered as limiting factors. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolios and their shareholders. See "Investment Advisory and Other Services--Portfolio Transaction Policies" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes."

         Each Portfolio may effect portfolio transactions with or through affiliates of the Fund, Bennington or any Money Manager or its affiliates, when Bennington or the Money Manager, as appropriate, determines that the Portfolio will receive the best net price and execution. This standard would allow affiliates of Bennington and the Money Managers to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

                           DIVIDENDS AND DISTRIBUTIONS

         Income Dividends. The Board of Directors presently intends to declare dividends from net investment income for payment on the following schedule:

Portfolio                    Declared                         Payable
---------                    --------                         -------
Growth                      Quarterly, on last            1st business day
Value and Income            business day of               following end of
Small to Mid Cap            quarter                       calendar quarter

International               Annually, 2nd to last         Last business day of
                            business day of calendar      calendar year
                            year


         The Portfolios determine net investment income immediately prior to the determination of a Portfolio's net asset value on the dividend declaration day. The income will be credited to the shareholders of record prior to the net asset value calculation and paid on the next business day.

         Capital Gains Distribution. The Board of Directors intends to declare distributions from net capital gains annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Portfolio may declare special year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on December 31 of the prior year.

     Automatic Reinvestment. All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the same class of the Portfolio paying the dividend or making the distribution unless a shareholder elects to have dividends or distributions paid in cash. Shareholders may elect to invest dividends and/or distributions paid by any portfolio in shares of the same class of any other portfolio of the Fund at net asset value. The shareholder must have an account existing in the portfolio selected and must elect this option on the Account Application or on a form provided for that purpose. For further information on this option, contact your broker or call Bennington at (800) 759-3504. Any election may be changed by electronic instruction if received by Bennington no later than the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time on the record date.

                                      TAXES

         Each Portfolio is treated as a separate taxable entity for federal income tax purposes and shareholders of each Portfolio will be entitled to the amount of net investment income and net realized capital gains (if any) earned by their Portfolio. The Board of Directors intends to distribute each year substantially all of each Portfolio's net investment income and net realized capital gains (if any), thereby eliminating virtually all federal income taxes to each Portfolio (but not to its investors). The Portfolios may be subject to nominal, if any, state and local taxes.

         Dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholders, whether or not reinvested, and paid in cash or in additional shares. Capital gain distributions declared by the Board of Directors and distributed to the shareholders are taxed as long-term capital gains regardless of the length of time a shareholder has held such shares. Recent legislation reduced the maximum tax rate on capital gains to 20% for assets held by individuals for more than 18 months on the date of the sale or exchange of those assets (a maximum rate of 28% applies if the assets were held for more than one year and up to 18 months). A notice issued by the Internal Revenue Service provides that regulated investment companies such as the Portfolios may, but are not required to, designate which portion of a capital gain distribution qualifies for the reduced capital gain rate. Dividends and distributions may otherwise also be subject to state or local taxes. Shareholders should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         The International Portfolio will receive dividends and interest paid by non-U.S. issuers which will frequently be subject to withholding taxes by non-U.S. governments. Bennington expects that at the end of each taxable year the International Portfolio will hold more than 50% of the value of its total assets in non-U.S. securities and will file specified elections with the Internal Revenue Service which will permit its shareholders either to deduct such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against U.S. income taxes. If the International Portfolio elects to "pass-through" the foreign taxes, shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the International Portfolio; and (ii) treat their pro rata share of foreign income taxes as paid by them. However, shareholders who have held their shares in the International Portfolio for 16 days or more during the 30 day period beginning 15 days before shares in the International Portfolio become ex-dividend may be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their federal income tax return.

         The sale of shares of a Portfolio is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any gain or loss realized upon a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will be treated generally as long-term capital gain or loss taxable at a maximum rate of 20% if the shares in the Portfolio were held for more than 18 months, "mid-term" capital gain taxable at a rate of 28% if the shares were held for more than one year and up to 18 months and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

         However, all or a portion of this capital gain will be recharacterized as ordinary income if the shareholder enters into a "conversion transaction." A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction and certain other criteria are satisfied. A conversion transaction also includes a transaction which is marketed or sold as producing a capital gain if substantially all of a taxpayer's expected return from the transaction is "attributable to the time value of the taxpayer's net investment in such transaction." The Secretary of the Treasury also is authorized to promulgate regulations (which would apply only after they are issued) which specify other transactions to be included in the definition of a conversion transaction. Section 1258 of the Internal Revenue Code of 1986, as amended (the "Code") contains many ambiguities and its scope is unclear; it may be clarified or refined in future regulations or other official pronouncements. Until further guidance is issued, it is unclear whether a purchase and subsequent disposition of Portfolio shares would be treated as a conversion transaction under Section 1258. Shareholders should consult their own tax advisors concerning whether or not Section 1258 may apply to their transactions in Portfolio shares.

         Gains or losses on sales of securities by a Portfolio generally will be treated as long-term or mid-term capital gains or losses if the securities have been held by it for more than 18 months or one year, respectively, except in certain cases where the Portfolio acquires a put or writes a call thereon or the transaction is treated as a "conversion transaction." Other gains or losses on the sale of securities generally will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as "Section 1256 contracts" defined below). If an option written by a Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will generally realize a capital gain or loss. If securities are sold by the Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Portfolios' transactions may be subject to wash sale and short sale provisions of the Code. In addition, debt securities acquired by the Portfolios may be subject to original issue discount and market discount rules.

         Under the Code, special rules apply to the treatment of certain options and future contracts (Section 1256 contracts). At the end of each year, such investments held by the Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

         Shareholders of the appropriate Portfolios will be notified after each calendar year of the amounts of ordinary income and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations and of the foreign taxes withheld and foreign source income per country of the International Portfolio.

         Under United States Treasury Regulations, a Portfolio currently is required to withhold and remit to the United States Treasury 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's taxpayer identification number on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or required certification or which is subject to backup withholding.

         The tax discussion set forth above is included for general information only and is based upon the current law as of the date of this Prospectus.
Shareholders are urged to consult their tax advisers for further information regarding the federal, state and local tax consequences of an investment in the shares of the Fund. See "Taxes" in the Statement of Additional Information.

                      CALCULATION OF PORTFOLIO PERFORMANCE

         From time to time the Fund may make available certain information about the performance of the Advisor Class Shares of some or all of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Portfolios may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Portfolio or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         The total return of Advisor Class Shares of all Portfolios may be included in advertisements or other written material. When a Portfolio's total return is advertised with respect to its Advisor Class Shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Portfolio. Any fees charged by Service Organizations directly to their customers in connection with investments in the Advisor Class Shares of the Portfolios are not reflected in the Portfolio's total return and such fees, if charged, will reduce the actual return received by customers on their investment.

         From time to time, the Portfolios may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Portfolios may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc. or Morningstar, Inc.) or entities or organizations which track the performance of investment companies or investment advisers and publications that monitor the performance of mutual funds (such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Portfolio performance may be compared to well-known unmanaged indices of market performance or other appropriate indices of investment securities or with data developed by the Fund or Bennington derived from such indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Portfolio performance may also be compared, on a relative basis, to other Portfolios of the Fund. This relative comparison, which may be based upon historical or expected Portfolio performance, may be presented numerically, graphically or in text. Portfolio performance may also be combined or blended with other Portfolios of the Fund, and that combined or blended performance may be compared to the same Benchmark Indices to which individual Portfolios are compared. In addition, the Fund may from time to time compare the expense ratio of its Advisor Class Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

         In reports or other communications to investors or in advertising, the Fund may discuss relevant economic and market conditions affecting the Fund. In addition, the Fund, Bennington and the Money Managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings including analysis of holdings by sector,
industry,   country   or   geographic   region,   credit   quality   and   other
characteristics. The Fund may also describe the general biography, work experience and/or investment philosophy or style of the Money Managers of the Fund and may include quotations attributable to the Money Managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objectives. The Fund may also discuss measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

         Any performance information related to the Portfolios, should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated. It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The value of Fund shares when redeemed may be more or less than their original cost. The Statement of Additional Information describes the method used to determine a Portfolio's total return. In reports or other communications to shareholders or in advertising material, a Portfolio may quote total return figures that do not reflect recurring fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities or other industry publications.

                          VALUATION OF PORTFOLIO SHARES

         Net Asset Value Per Share. The net asset value per share of each class of the Portfolios is calculated on each business day on which shares are offered or orders to redeem are tendered by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Valuation of Portfolio Shares" in the Statement of Additional Information. A business day is one on which the New York Stock Exchange, Fifth Third and Bennington are open for business. Non-business days in 1998 will be: New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for a Portfolio by dividing the current value of the Portfolio's assets and other assets attributable to that class, less its liabilities, by the number of shares of the class of the Portfolio outstanding, and rounding to the nearest cent. All Portfolios determine net asset value as of the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time.

         Valuation of Portfolio Securities. With the exceptions noted below, the Portfolios value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price on the exchange on which the security is primarily traded. United States equity and fixed-income securities traded principally OTC, options and futures contracts are valued on the basis of the closing bid price.

         Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         International equity securities traded on a securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid and asked prices. In the absence of a last sale or mean bid and asked price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. The risk also exists that an emergency situation may arise in one or more Emerging Countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the International Portfolio's securities in such markets may not be readily available. The Fund may suspend or postpone redemption of the shares of the International Portfolio for any period during which an emergency exists, as determined by the SEC. Accordingly, if the International Portfolio believes that appropriate circumstances exist, the Board of Directors or Bennington will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the International Portfolio's identification of such condition until the date of the SEC action, the International Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors. See "Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries."

         Money market instruments maturing within 60 days of the valuation date held by Portfolios are valued at "amortized cost" unless the Board of Directors determines that amortized cost does not represent fair value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The Portfolios value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Directors.

                          PURCHASE OF PORTFOLIO SHARES

         Shares of the Portfolios may be purchased directly from the Portfolios with no sales charge or commission. Investors may also purchase shares of the Portfolios from intermediaries, such as a broker-dealer, bank or other financial institution. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Portfolios. Shares of the Portfolios will be sold at the net asset value next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. Net asset value is determined as set forth above under "Valuation of Portfolio Shares." All purchases must be made in U.S. dollars. The minimum initial investment requirements for Advisor Class Shares of each Portfolio are $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investment requirements for Advisor Class Shares of each Portfolio are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. The minimum initial investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The subsequent investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The Fund reserves the right to accept smaller purchases or reject any purchase order in its sole discretion.

         Orders are accepted on each business day. Orders to purchase Portfolio shares must be received by Bennington prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Portfolios are offered and orders accepted, or the orders will not be accepted and invested in the particular Portfolio until the next day on which shares of that Portfolio are offered. Payment must be received by 12:00 p.m. Eastern time the next business day. Purchases by telephone may only be made as described in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions." No fees are currently charged shareholders by the Fund directly in connection with purchases.

         The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Bennington's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Bennington's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         Purchases through Intermediaries. Advisor Class Shares of the Portfolios are available through Service Organizations. Certain features of the Advisor Class Shares, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by
Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Advisor Class Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Advisor Class Shares and should read this prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers.

         Order and Payment Procedures. Investments in the Portfolios may be made as follows:

         Federal Funds Wire. Purchases may be made on any business day by wiring federal funds to Seattle First National Bank, Seattle, WA.

         Checks. Purchases may be made by check (except that a check drawn on a foreign bank will not be accepted). If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. See "Redemption of Portfolio Shares.

         Please call the Fund for further information at (800) 759-3504.

                  Purchases in Kind. The Portfolios may accept certain types of securities in lieu of wired funds as consideration for Portfolio shares. Under no circumstances will a Portfolio accept any securities the holding or acquisition of which conflicts with the Portfolio's investment objective, policies and restrictions or which Bennington or the applicable Money Manager believes should not be included in the applicable Portfolio's portfolio on an indefinite basis. Securities accepted in consideration for a Portfolio's shares will be valued in the same manner as the Portfolio's portfolio securities in connection with its determination of net asset value. A transfer of securities to a Portfolio in consideration for Portfolio shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Portfolio's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers. See "Purchases in Kind" in the Statement of Additional Information.

                  IRA Accounts. The Fund has established an Individual Retirement Custodial Account Plan under which investors may set up IRA Accounts that invest in the Fund. Fifth Third serves as Custodian for the IRA Accounts. The Transfer Agent charges an annual account fee of $25 to each IRA Account with an aggregate balance of less than $10,000 on December 31. The minimum initial investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The subsequent investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. Please refer to the IRA Account plan documents: the IRA Disclosure Statement, IRA Custodial Account Agreement and IRA Application and Adoption Agreement Form for additional information, copies of which may be obtained from Bennington free of charge at (800) 759-3504.

         Exchange Privilege. Shares of any class of any Portfolio of the Fund may be exchanged for shares of any other class of any of the other portfolios offered by the Fund to the extent the shareholder meets the investment requirements of such shares and such shares are offered for sale in the investor's state of residence, on the basis of current net asset values per share at the time of the exchange. Other than the Advisor Class Shares of the Portfolios offered by this Prospectus, the portfolios of the Fund also include Investor Class Shares of the Portfolios and Advisor Class and Investor Class Shares of the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio, Mortgage Securities Portfolio and the U.S. Government Money Portfolio. Advisor Class Shares and Investor Class Shares are expected to be available to qualified investors as described in the applicable prospectuses. Investor Class Shares are expected to be offered primarily through Service Organizations. Generally, the fund supermarket-type programs require customers to pay either no or low transaction fees in connection with purchases or redemptions. Advisor Class Shares and Investor Class Shares may also be offered through Service Organizations that charge their customers transaction or other fees with respect to their customers' investment in the Fund. The minimum initial investment in Investor Class Shares is $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and for subsequent investments is $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. Investor Class Shares may have different distribution and other expenses, which may affect performance. The Advisor Class Shares are not subject to shareholder service, administrative service and/or 12b-1 fees as are the Investor Class Shares. As a result, the Advisor Class Shares are expected to achieve higher investment returns than the Investor Class Shares.

         Under certain circumstances, the per share net asset value of the Investor Class Shares of the Portfolios may be lower than the per share net asset value of the Advisor Class Shares as a result of the daily expense accruals of the shareholder service, administrative services and/or distribution fees applicable to the Investor Class Shares. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes. See "Valuation of Portfolio Shares" in the Statement of Additional Information.

         If the exchanging shareholder does not currently own shares of the portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below under "Redemption of Portfolio Shares" and in "Additional Information--Shareholder Servicing Arrangements." For additional information, contact the Fund. A shareholder should obtain and read the prospectus relating to any other portfolio of the Fund before making an exchange.

         An exchange other than between classes in the same portfolio is a redemption of the shares and is treated as a sale for federal income tax purposes, and a short- or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time on 60 days' notice to shareholders. Exchanges are available only in states where exchanges may legally be made. Exchanges may be made by faxing instructions to Bennington at
(206) 224-4274 or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Exchanges may only be made by telephone as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions" and "Additional Information--Shareholder Servicing Arrangements." No fees are currently charged shareholders by the Fund directly in connection with exchanges.

         Telephone Transactions. A shareholder of the Fund with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Portfolio by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Portfolio, all of which must match the Fund's records; requiring that a service representative of Bennington, acting as Transfer Agent complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

         For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolio nor Bennington will be responsible for authenticity of redemption or exchange instructions received by telephone.

                         REDEMPTION OF PORTFOLIO SHARES

         Portfolio shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion. If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire transfer.

         If a shareholder requests a redemption check or wire made payable to someone other than the registered owner of the shares and/or sent to an address other than the address of record, the request to redeem must (1) be made in writing; (2) include an instruction to make the redemption proceeds payable to someone other than the registered owner of the shares and/or send them to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. See "Additional Information--Signature Guarantees."

         Portfolio shares may be redeemed by faxing instructions to Bennington at (206) 224-4274 or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Redemptions of the Portfolios' shares may be effected on any business day on which the New York Stock Exchange, Fifth Third and Bennington are open, as long as instructions are received by Bennington by the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In periods of severe market or economic conditions, the electronic redemption of shares may be difficult due to an increase in the amount of electronic transmissions. Use of the mail may result in the redemption request being processed at a later time than it would have been if a instructions had been sent by facsimile transmission. During the delay, the Portfolios' net asset value may fluctuate.

         Portfolio shares also may be redeemed through Service Organizations who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service. Advisor Class Shares of the Portfolios may be available through certain Service Organizations that may charge a fee to their customers.

         If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Portfolio, in lieu of cash, in conformity with any applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Valuation of Portfolio Shares." If shares are redeemed in kind, the redeeming shareholders would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $500 per portfolio or whose aggregate account is less than $2,000, and who is not part of an Automatic Investment Plan. The Fund, however, will not redeem shares based solely on market reductions in net asset value. The Fund will give sixty (60) days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption.

         The Fund reserves the right to suspend the right of redemption or postpone the date of payment for the Portfolios if the unlikely emergency conditions which are specified in the Investment Company Act or determined by the SEC should exist. Shareholders uncertain of requirements for redemption should telephone the Fund at (206) 224-7420 or (800) 759-3504. Redemptions by telephone may only be made as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares-- Telephone Transactions."

         Systematic Withdrawal Plan. Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (the minimum monthly withdrawal on the Systematic Withdrawal Plan is $500.00 in aggregate) on a monthly basis on the 15th (or the first business day before the 15th) and/or on the last business day of each month. An application for automatic withdrawal can be obtained from Bennington or the Fund and must be received by Bennington ten calendar days before the first scheduled withdrawal date. Automatic withdrawal may be ended at any time by the investor or the Fund. The Systematic Withdrawal Plan may be discontinued at any time by the Fund or Bennington. The Fund reserves the right to reject any Systematic Withdrawal Plan application. Purchases of additional shares concurrently with withdrawals generally are undesirable. Funds will be disbursed according to the shareholder's standing redemption instructions.

                             ADDITIONAL INFORMATION
Service Providers

         Manager,   Administrator,   Transfer  Agent,   Registrar  and  Dividend
         Disbursing Agent

         Bennington, 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, is the manager and administrator of the Fund pursuant to a Management Agreement with the Fund. Bennington is also the transfer agent, registrar and dividend disbursing agent for the Portfolios and provides other administrative, recordkeeping and compliance services to the Fund pursuant to a Transfer Agent Agreement between Bennington and the Fund.

         Custodian and Fund Accounting Agent

         Fifth Third, 38 Fountain Square Plaza, Cincinnati, Ohio 45264, acts as Custodian of the Portfolios' assets and may employ sub-custodians outside the United States, which have been approved by the Board of Directors. Fifth Third acts as Custodian for investors of the Portfolios with respect to IRA Accounts. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third also provides portfolio accounting and recordkeeping services to the Fund.

         Independent Auditors

         Deloitte & Touche LLP, 1700 Courthouse  Plaza,  Dayton,  Ohio 45402 are
the  Fund's  independent  auditors.   Shareholders  will  receive  an  unaudited
semi-annual and an audited annual financial statements.

         Fund Counsel

         Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 serves as the Fund's outside counsel.

Shareholder Servicing Arrangements

         From time to time, Bennington may enter into arrangements with certain Service Organizations to provide shareholder services or other administrative services to persons who beneficially own shares of the Advisor Class Shares of the Portfolios. Such organizations, rather than their customers, may be the shareholder of record of the shares. Such organizations may also charge a fee for this service and may require different minimum initial and subsequent investments than the Fund. Such organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. The Fund is not responsible for the failure of any such organization to carry out its obligations to its customers. The Fund does not pay any portion of the fees paid by Bennington, and Bennington does not receive any portion of any fee such organizations charge their customers.

Signature Guarantees

         A signature guarantee is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular transaction, to require a signature guarantee at its discretion.

Organization, Capitalization and Voting

         The Fund was incorporated in Maryland on June 10, 1991. The Fund is authorized to issue 15 billion shares of common stock of $0.001 par value per share, currently divided into eight Portfolios, each with two classes of shares, the Advisor Class Shares and the Investor Class Shares. Investor Class Shares may have different distribution and other expenses, which may affect performance. The Advisor Class Shares are not subject to shareholder service, administrative services and/or 12b-1 fees as are the Investor Class Shares. As a result, the Advisor Class Shares are expected to achieve different investment returns than the Investor Class Shares. Please contact your sales representative, or the Fund at (800) 759-3504, for additional information about the Investor Class Shares for the Portfolios or the Advisor Class Shares and Investor Class Shares of the Fixed-Income Portfolios. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. All shares of a Portfolio are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Portfolios' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. Shareholders of a class of shares or Portfolio have separate voting rights with respect to matters that only that affect that class or Portfolio. See "Other Information--Voting Rights" in the Statement of Additional Information.

         The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. Any proposals by shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, if any. If there was no annual meeting held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made. See "Multi-Class Structure".

         As of April 24, 1998, the following persons were owners of record of 25% or more of the shares of the Portfolios of the Fund, which were redesignated the Advisor Class Shares on May 1, 1998:

                                          International
Beneficial Owner                            Portfolio
----------------                            ---------

Stap & Company, account nominee for          30.26%
National Westminster Bankcorp.
2 Montgomery Street
Jersey City, NJ  07302



         As of April 24, 1998, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio. The fiscal year end for each Portfolio is December 31.

Shareholder Inquiries and Reports to Shareholders

         The Fund's Annual Report to Shareholders, containing further information about performance, is available without charge from the Fund. Inquiries regarding the Portfolios and requests for Annual Reports should be addressed to the Fund at 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, or by telephone at (206) 224-7420 or (800) 759-3504.

Glass-Steagall Act

         The Glass-Steagall Act and other applicable laws generally prohibit banks that are members of the Federal Reserve System from engaging in the business of underwriting, selling, distributing securities or engaging in investment advisory activities. To the extent that banks or subsidiaries of banks are deemed to be performing any such activities, the Fund believes such entities may engage in such activities for the Portfolios without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, it is possible that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent such entities from continuing to engage in such activities for the Portfolios. If such entities were prohibited from acting in such capacities as a result of such future changes, changes in the operation of the Fund might occur or a shareholder serviced by such entity might no longer be able to avail itself of any services then being provided. The Board of Directors does not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences but if such consequences result, it is expected that the Board of Directors would direct the Fund to make other arrangements for the Fund or the shareholders of the Fund.

                             MONEY MANAGER PROFILES

         The following information as to each Money Manager has been supplied by the respective Money Managers. The Statement of Additional Information contains further information concerning each Money Manager, including a description of its business history and identification of its controlling persons.

Growth Portfolio

         Geewax, Terker & Company, 99 Starr Street, Phoenixville, PA 19460, is a Pennsylvania partnership and registered investment adviser whose general partners are John J. Geewax and Bruce E. Terker. John J. Geewax, MBA, JD, is primarily responsible for the day-to-day management and investment decisions for the Growth Portfolio and is supported by Christopher P. Ouimet who assists in the management of the Growth Portfolio. Mr. Geewax founded Geewax Terker in 1982. Mr. Ouimet joined Geewax Terker in 1994. Prior to that, Mr. Ouimet was at The Vanguard Group as a quantitative analyst from 1992 to 1994 and as a marketing analyst from 1990 to 1992.


Value and Income Portfolio

         Martingale Asset Management, L.P., 222 Berkeley Street, Boston, MA 02116 ("Martingale"), is the Money Manager of the Value and Income Portfolio. Martingale is a Delaware limited partnership, which consists of two general partners, Martingale Asset Management Corporation ("Martingale Corp.), a Massachusetts corporation, and Commerz Asset Management USA Corporation ("CAM"), a Delaware corporation, and four limited partners. Arnold S. Wood and William E. Jacques each own 32.26% of Martingale Corp. CAM is a wholly-owned subsidiary of Commerz International Capital Management GmbH ("CICM") headquartered in Frankfurt, Germany. Commerzbank AG is the parent company of CICM. William E. Jacques, CFA, Executive Vice President and Chief Investment Officer of Martingale, is primarily responsible for the investment decisions for the Value and Income Portfolio. Mr. Jacques joined Martingale in 1987. Douglas E. Stark, CFA, Senior Vice President and Director of US Equity Management and Research is primarily responsible for the day-to-day management of the Value and Income Portfolio. Mr. Stark joined Martingale in 1996. Prior to joining Martingale, Mr. Stark was Senior Vice President and Portfolio Manager at InterCoast Capital Company from 1994 to 1996. Prior to that, he was Vice President and managed international stock portfolios at State Street Global Advisors, an area of State Street Bank and Trust Company, from 1990 until 1994.

Small to Mid Cap Portfolio

         Symphony Asset Management, Inc., 555 California Street, San Francisco, CA 94104 ("Symphony Inc."), is the Money Manager of the Small to Mid Cap Portfolio until July 1, 1998, at which time the Money Manager will become Symphony Asset Management LLC ("Symphony LLC"). Symphony Inc. is a California corporation founded in March, 1994. Symphony Inc. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). Symphony Inc. is a wholly owned subsidiary of BARRA, Inc. ("BARRA"), a California corporation and registered investment adviser with the California Department of Corporations, and as a publicly traded corporation under Section 12(g) of the Securities Exchange Act of 1934, as amended. BARRA is one of the world's leading suppliers of analytical financial software and has pioneered many of the techniques used in systematic investment management, including active management based on so-called factor return predictions. Symphony LLC is a registered investment advisory affiliate of Symphony Inc., organized as a California limited liability company and operating under the same management, and with the same personnel, at the same address as Symphony Inc. Symphony LLC is owned 50% by Symphony Inc., which is owned 100% by BARRA, and 50% by Maestro LLC, a California limited liability company. Maestro LLC is owned by Jeffrey L. Skelton, Neil L. Rudolph, Praveen K. Gottipalli and Michael J. Henman, each of whom hold management roles with Symphony LLC.

         Praveen K. Gottipalli, Director of Investments of Symphony Inc. and Symphony LLC, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Portfolio. Mr. Gottipalli has been Director of Investments with Symphony Inc. since March, 1994 and Symphony LLC since July 1996. From 1985 to 1994, he was with BARRA, Inc., where, prior to joining Symphony, he was Director of the Active Strategies Group for BARRA, Inc. Mr. Gottipalli has worked on a number of different investment management strategies including valuation models for global equities, global tilt funds and aggressive market neutral strategies that combine quantitative and qualitative analysis. He has been actively involved with design, analysis, implementation and enhancement of these strategies.

International Portfolio

         Nicholas-Applegate Capital Management, ("Nicholas-Applegate"), 600 West Broadway, 29th Floor, San Diego, CA 92101, is the Money Manager for the International Portfolio. Nicholas-Applegate is a California limited partnership and registered investment adviser whose general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Senior members of the seven member international portfolio team include: Catherine Somhegyi, Lawrence S. Speidell and Loretta J. Morris. The senior members are primarily responsible for making the day-to-day management and investment decisions for the International Portfolio. Mr. Nicholas, Managing Partner, founded Nicholas-Applegate in 1984. Catherine Somhegyi, Chief Investment Officer, Global Equity Management, joined Nicholas-Applegate in 1987. Mr. Speidell, Partner and Director of Global and Systematic Portfolio Management, joined Nicholas-Applegate in 1994. From 1983 to 1994, Mr. Speidell was a portfolio manager for Batterymarch Financial Management. Ms. Morris, Senior Portfolio Manager, International, joined Nicholas-Applegate in 1990. From 1981 to 1989, Ms. Morris was responsible for research, client service and operations at Collins Associates, a pension consulting firm.

                                                                      APPENDIX A


                             DESCRIPTION OF INDICES

         The  following  information  as to each index has been  supplied by the
respective   preparer   of  the   index  or  has  been   obtained   from   other
publicly-available information.

Standard & Poor's 500 Composite Stock Price Index 1

         The purpose of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies listed on the New York Stock Exchange.

         Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

         The formula adopted by S&P is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding. The price of any stock multiplied by number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security.

         Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

S&P/BARRA Growth Index
S&P/BARRA Value Index

         BARRA, in collaboration with Standard and Poor's Corporation, has constructed the S&P/BARRA Growth Index (the "Growth Index") and S&P/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

         The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semi-annually on January 1 and July 1 of each year.

         Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

         Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Electronics, Computers, Health Care and Drugs than the S&P 500.

         As of December 31, 1996 there were 339 companies in the Value Index; consequently there are 161 companies in the Growth Index.

Wilshire 4500 Index 2

         While the S&P 500 Index includes the preponderance of large market capitalization stocks, it excludes most of the medium and small size companies which comprise the remaining 33% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the New York and American Stock Exchanges as well as in the NASDAQ over-the-counter market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6500 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

         Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to
1.0 on December 31, 1970.

Morgan Stanley Capital International EAFE(R) + EMF Index3

         The Morgan Stanley Capital International ("MSCI") EAFE(R)+ EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 41 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies.

         MSCI EAFE(R)Index is a market capitalization weighted index composed of companies representative of the market structure of 19 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies.

         MSCI Emerging Markets Free ("EMF") Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

         The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

         As of March 31, 1997, the MSCI EAFE(R)+ EMF Index consisted of 2,032 companies traded on stock markets in 45 countries . The weighting of the MSCI EAFE(R)+ EMF Index by country was as follows:

Developed Markets: Australia 2.60%, Austria 0.36%, Belgium 1.12%, Denmark 0.84%, Finland 0.63%, France 6.48%, Germany 8.07%, Hong Kong 3.11%, Ireland 0.30%, Italy 2.78%, Japan 25.28%, Netherlands 4.44%, New Zealand 0.33%, Norway 0.51%, Singapore 1.43%, Spain 1.97%, Sweden 2.33%, Switzerland 5.43%, United Kingdom 16.94%.

Emerging Markets: Argentina 0.51%, Brazil 2.08%, Chile 0.56%, China Free 0.08%, Colombia 0.12%, Czech Republic 0.17%, Greece 0.22%, Hungary 0.07%, India 0.07%, Indonesia 0.80%, Israel 0.77%, Jordan 0.31%, Korea Free 0.58%, Malaysia 2.32%, Mexico Free 1.20%, Pakistan 0.10%, Peru 0.16%, Philippines Free 0.49%, Poland 0.07%, Portugal 0.31%, South Africa 1.73%, Sri Lanka 0.01%, Taiwan 1.36%, Thailand 0.57%, Turkey 0.28%, Venezuela Free 0.15%.

         Unlike other broad-based indices, the number of stocks included in MSCI EAFE(R)+ EMF Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE(R)+ EMF Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE(R)+ EMF Index was equal to 100.0 on January 1, 1988. As of March month-end 1997, the current value of the MSCI EAFE(R)+ EMF Index was 188.5 (with gross dividends reinvested).

--------
1 "Standard & Poor's," "S&P" and "S&P 500" are trademarks of Standard and Poor's, a division of The McGraw-Hill Companies, Inc. The Growth and Value and Income Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's.
2 "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. The Small to Mid Cap Portfolio is not sponsored, endorsed, sold or promoted by Wilshire Associates.
3 "EAFE" is a registered trademark of Morgan Stanley Capital International. The International Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International.

BENNINGTON CAPITAL MANAGEMENT L. P.
U.S. Bank Centre
1420 Fifth Avenue, Suite 3130
Seattle, Washington  98101
Telephone:    206/224-7420
              800/759-3504
Facsimile:    206/224-4274


No dealer, sales person or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information and representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Portfolios, Bennington or the Money Managers since the date hereof; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

Accessor(R) and Alloset(R) are registered trademarks of Bennington Capital Management L.P.

ACCESSOR(R) FUNDS, INC.                                        1420 Fifth Avenue
                                                                      Suite 3130
FIXED-INCOME PORTFOLIOS--Advisor Class Shares                 Seattle, WA  98101
PROSPECTUS - May 1, 1998                                          (800) 759-3504
--------------------------------------------------------------------------------
New Account Information and Shareholder Services                  (206) 224-7420
--------------------------------------------------------------------------------


ACCESSOR(R)FUNDS, INC. (the "Fund"), is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. Each portfolio intends to offers two classes of shares, Advisor Class Shares and Investor Class Shares. This Prospectus pertains only to the Advisor Class Shares of the following four fixed-income portfolios of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):

                       INTERMEDIATE FIXED-INCOME PORTFOLIO
                    SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO
                          MORTGAGE SECURITIES PORTFOLIO
                         U.S. GOVERNMENT MONEY PORTFOLIO

and sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Through a separate prospectus, the Fund intends to offer an additional class of shares, the Investor Class Shares, for the Portfolios, and through separate prospectuses, the Fund intends to offer Advisor Class Shares and Investor Class Shares for the four equity portfolios of the Fund. Investor Class Shares have different expenses that would affect performance. Investors desiring to obtain information about the Investor Class Shares should call (800) 759-3504 or ask their sales representative. See "Description of the Fund --Multiple Classes of Shares."

The Fund has filed a Statement of Additional Information, dated May 1, 1998, with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, containing further information about the portfolios and the Fund that may be of interest to investors, is incorporated herein by reference in its entirety. A free copy may be obtained by writing or calling the Fund at the address or phone number shown above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

INVESTMENTS IN THE U.S. GOVERNMENT MONEY PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE U.S. GOVERNMENT MONEY PORTFOLIO
INTENDS TO MAINTAIN ITS NET ASSET VALUE AT $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO DO SO. SEE "VALUATION OF PORTFOLIO SHARES."

INVESTMENTS IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE PORTFOLIOS ENTAILS RISK OF LOSS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           Page

SUMMARY.......................................................................3
FEES AND PORTFOLIO EXPENSES...................................................6
FINANCIAL HIGHLIGHTS..........................................................7
   Intermediate Fixed-Income Portfolio........................................7
   Short-Intermediate Fixed-Income Portfolio..................................8
   Mortgage Securities Portfolio..............................................9
   U.S. Government Money Portfolio...........................................10
PORTFOLIO MANAGEMENT.........................................................11
DESCRIPTION OF THE PORTFOLIOS................................................11
   General...................................................................11
   Risk Factors and Special Considerations...................................12
   Investment Objectives and Investment Policies.............................13
   Investment Policies.......................................................15
   Investment Restrictions...................................................23
GENERAL MANAGEMENT OF THE PORTFOLIOS.........................................23
THE MONEY MANAGERS...........................................................26
EXPENSES OF THE PORTFOLIOS...................................................28
PORTFOLIO TRANSACTION POLICIES...............................................29
DIVIDENDS AND DISTRIBUTIONS..................................................29
TAXES........................................................................30
CALCULATION OF PORTFOLIO PERFORMANCE.........................................32
VALUATION OF PORTFOLIO SHARES................................................34
PURCHASE OF PORTFOLIO SHARES.................................................35
REDEMPTION OF PORTFOLIO SHARES...............................................38
ADDITIONAL INFORMATION.......................................................39
   Service Providers.........................................................39
   Shareholder Servicing Arrangements........................................40
   Signature Guarantees......................................................40
   Organization, Capitalization and Voting...................................40
   Shareholder Inquiries and Reports to Shareholders.........................41
   Glass-Steagall Act........................................................41
MONEY MANAGER PROFILE........................................................42
   Mortgage Securities Portfolio............................................ 42
DESCRIPTION OF INDICES......................................................A-1
   Lehman Brothers Government/Corporate Index...............................A-1
   Lehman Brothers Government/Corporate 1-5 Year Index......................A-1
   Lehman Brothers Mortgage-Backed Securities Index.........................A-1

                                    SUMMARY

         The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

         The Fund. The Fund is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies.

         Multi-Class Structure. Each Portfolio intends to offer two classes of shares, the Advisor Class Shares and the Investor Class Shares through different prospectuses. The shares of each Portfolio existing prior to May 1, 1998, when the multi-class structure was established, are redesignated as Advisor Class Shares. The Advisor Class Shares are primarily available directly from the Fund. Advisor Class Shares are also available through financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers, or other financial intermediaries (collectively, "Service Organizations") that may impose additional or different conditions on purchase or redemption of Fund shares and may charge transaction or account fees. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. The Investor Class Shares are primarily available through Service Organizations and through various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs, who may charge a fee for their services. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Generally fund supermarket-type programs require customers to pay either no or low transaction fees in connection with purchases or redemptions. Service Organizations and the fund supermarket-type program providers may enter into written agreements with the Fund on behalf of the Investor Class Shares, which allow reimbursements or payments directly by the Fund for administrative services, shareholder services and distribution-related services. See the "Fixed-Income Portfolios--Investor Class Shares Prospectus" and the "Multi-Class Structure" in the Statement of Additional Information for more detailed information about the Investor Class Shares.

         Bennington may enter into arrangements with Service Organizations and pay such organizations directly for services provided by Service Organizations. See "Additional Information--Shareholder Servicing Arrangements".

         Fixed-Income Portfolios--Advisor Class Shares Prospectus. This Prospectus pertains only to the Advisor Class Shares of the Fund's Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio, Mortgage Securities Portfolio (collectively, the "Bond Portfolios") and the U.S. Government Money Portfolio. See "DESCRIPTION OF THE PORTFOLIOS--General" and "--Investment Objectives and Investment Policies" and "Multi-Class Structure".

         Each Portfolio seeks to achieve its investment objective by using investment policies and strategies which are distinct from the investment policies and strategies of other portfolios of the Fund. The investment objective of the Portfolios managed by Bennington are set forth below:

o INTERMEDIATE FIXED-INCOME PORTFOLIO -- Bennington Capital Management L.P.1 -- seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years. Under normal market conditions, the Portfolio will have a dollar weighted average duration of not less than three years nor more than ten years.

o SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO -- Bennington Capital Management L.P.2 -- seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years. Under normal market conditions, the Portfolio will have a dollar weighted average duration of not less than two years nor more than five years.

o U. S. GOVERNMENT MONEY PORTFOLIO -- Bennington Capital Management L.P. -- seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The investment objective and the name of the investment management organization (the "Money Manager") for the Mortgage Securities Portfolio is described below:

o MORTGAGE SECURITIES PORTFOLIO -- BlackRock, Inc. -- seeks generation of current income by investing primarily in mortgage-related securities.

         Management. Bennington Capital Management L.P., a Washington limited partnership ("Bennington"), is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

         Purchase and Redemption of Shares. Advisor Class Shares offered by this Prospectus are intended to be purchased and redeemed by shareholders either (i) directly from the Portfolios, or (ii) through Service Organizations that may charge a transaction or account fee for their services, at net asset value next determined after an order for purchase or redemption has been received. The Service Organizations are responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. The minimum initial investment for Advisor Class Shares of the Portfolios is $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. See "PURCHASE OF PORTFOLIO SHARES" and "REDEMPTION OF PORTFOLIO SHARES."

         Risk Factors and Special Considerations. The Fund is designed to provide diverse opportunities in equity and debt securities. There can be no assurance that the investment objective for any Portfolio will be achieved. Investing in a mutual fund that purchases securities of companies and governments of foreign countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. See "DESCRIPTION OF THE PORTFOLIOS--Risk Factors and Special Considerations."

         Dividends and Distributions. Each Portfolio intends to distribute at least annually to its shareholders substantially all of its net investment income and its net realized long- and short-term capital gains. Dividends from the net investment income of the U.S. Government Money Portfolio will be declared daily and paid monthly. Dividends from the net investment income of the Bond Portfolios will be declared and paid monthly. See "DIVIDENDS AND DISTRIBUTIONS."

         Taxation. Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company for federal income tax purposes. As such, the Fund anticipates that no Portfolio will be subject to federal income tax on income and gains that are distributed to shareholders. See "TAXES."

         Service Providers.

         Bennington is the manager and administrator of the Fund, as described above. Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington also provides transfer agent, registrar, dividend disbursing agent, recordkeeping, administrative and compliance services to the Fund, pursuant to its Transfer Agency and Administrative Agreement (the "Transfer Agent Agreement") with the Fund.

         The Fifth Third Bank, an Ohio banking corporation ("Fifth Third"), acts as custodian (the "Custodian") of the Portfolios' assets, including accounts established under the Fund's Individual Retirement Custodial Account Plan (the "IRA Accounts"). Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors (the "Board of Directors"). Fifth Third also performs accounting, recordkeeping, and other services for the Fund (the "Fund Accounting Agent").

         Deloitte & Touche LLP are the Fund's independent auditors.

         Mayer, Brown & Platt serves as the Fund's outside legal counsel. See "ADDITIONAL INFORMATION--Service Providers."


--------

     1 Managed by Smith Barney Capital Management from inception through April 30, 1998. See Statement of Additional Information for more detailed information.


     2 Managed by Bankers Trust Company from inception through April 30, 1998. See Statement of Additional Information for more detailed information.

                           FEES AND PORTFOLIO EXPENSES

         The following table lists the fees and expenses that an investor should expect to incur as a shareholder of Advisor Class Shares of each of the Portfolios based on projected annual operating expenses.



SHAREHOLDER TRANSACTION EXPENSES(a)                                       Portfolios(b)
                                                -------------------------------------------------------------------
                                                  Intermediate   Short-Intermediate   Mortgage    U.S. Government
                                                  Fixed-Income     Fixed-Income      Securities         Money
                                                  ------------     ------------      ----------   ---------------

Sales Load on Purchases                               None             None             None            None
Sales Load on Reinvested Dividends                    None             None             None            None
Deferred Sales Load                                   None             None             None            None
Redemption Fees/Exchange Fees(c)                      None             None             None            None


----------------

(a) Shares of the Portfolios are expected to be sold primarily through Service Organizations, which may charge shareholders a fee. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Distribution."

(b) An annual maintenance fee of $25.00 may be charged by the Transfer Agent to each IRA Account with an aggregate balance of less than $10,000 on December 31 of each year.

(c) The Transfer Agent may charge a processing fee of $10.00 for each redemption check requested by a shareholder. See "REDEMPTION OF PORTFOLIO SHARES."


ANNUAL PORTFOLIO OPERATING EXPENSES(a)                                     Portfolios
                                                ---------------------------------------------------------------
(as a percentage of average daily net assets)   Intermediate   Short-Intermediate   Mortgage    U.S. Government
                                                Fixed-Income     Fixed-Income      Securities         Money
                                                ------------     ------------      ----------   ---------------

Management Fees (b)                                 0.36%           0.36%              0.59%          0.25%
12b-1 Fees                                          None            None               None           None
Other Expenses (c)                                  0.33%           0.35%              0.27%          0.29%
Total Portfolio Operating Expenses                  0.69%           0.71%              0.86%          0.54%


(a) The table data reflects fees and expenses expected to be incurred during the fiscal year ended December 31, 1998, not actual expenses. For actual expenses of the Portfolios, prior to establishing the multi-class structure, incurred during the fiscal year ended December 31, 1997 see "Financial Highlights" and the Annual Report for the period ended December 31, 1997.

(b) Management fees consist of the management fee paid to Bennington and the Money Manager fee paid to BlackRock, Inc. for the Mortgage Securities Portfolio. Bennington receives only the management fee and not a Money Manager fee for the Portfolios it manages directly. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Fund Manager Services and Fees" and "THE MONEY MANAGERS--Money Manager Fees."

(c) "Other Expenses" are based on estimated amounts for the current fiscal year.

EXAMPLE: You would pay the following expenses on a $1,000  investment,  assuming
         (1) a 5% annual return and (2) redemption at the end of each time period:



                                          Portfolios
                ---------------------------------------------------------------
                Intermediate   Short-Intermediate   Mortgage    U.S. Government
                Fixed-Income     Fixed-Income      Securities         Money
                ------------     ------------      ----------   ---------------
One Year            $7                $7               $9             $6
Three Years         $22               $23              $27            $17
Five Years          $38               $40              $48            $30
Ten Years           $86               $88              $106           $68


         The example assumes Money Manager and other fees are paid at the rates provided in the Annual Portfolio Operating Expenses table above. For a discussion of certain management and Money Manager fees, see footnote (b) to the Annual Portfolio Operating Expenses table.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Advisor Class Shares of the Portfolios will bear directly or indirectly. The information is based upon each Portfolio's current fees and expenses. For a more complete description of the various costs and expenses, see "Expenses of the Portfolios" in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

       (For a Share Outstanding Throughout Each of the Periods Indicated)

         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1997, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated May 1, 1998.

                     Intermediate Fixed-Income Portfolio (1)

------------------------------------------------------------------------------------------------------------------------------------

                                               Year ended    Year ended   Year ended   Year ended    Year ended  Period from 6/16/92
                                                12/31/97      12/31/96     12/31/95     12/31/94      12/31/93       to 12/31/92
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value at Beginning of Period         $  11.90      $  12.29     $  11.04     $  12.34     $  12.00        $  12.00
                                               --------      --------     --------     --------     --------        --------
Net Investment Income
         After Bennington expense subsidy(2)       0.71          0.67         0.71         0.65         0.56            0.36
         Before Bennington expense subsidy         0.71          0.67         0.71         0.64         0.52            0.30
 Realized and Unrealized Gain (Loss)
   on Investment                                   0.29         (0.39)        1.25        (1.28)       0.57             0.15

Total from Investment Operations                   1.00          0.28         1.96        (0.63)       1.13             0.51
Dividends from Net Investment Income              (0.71)        (0.67)       (0.71)       (0.65)       (0.56)          (0.36)
Capital Gains Distributions                        0.00          0.00         0.00        (0.02)       (0.23)          (0.15)
Distributions in Excess of Capital Gains           0.00          0.00         0.00         0.00         0.00            0.00

Total Distributions                               (0.71)        (0.67)       (0.71)       (0.67)       (0.79)          (0.51)
Net Asset Value at End of Period               $  12.19      $  11.90     $  12.29     $  11.04     $  12.34        $  12.00
                                               ========      ========     ========     ========     ========        ========

Total Return(3)                                    8.62%         2.56%       18.26%       (5.24%)       9.53%           4.26%
Net Assets, End of Period (000 Omitted)         $55,197       $52,248      $36,878      $31,405      $26,642          $10,901
Ratio of Expenses to Average Net Assets
         After Bennington expense subsidy(2)       0.84%         0.88%        0.96%        1.24%        1.06%          0.85%*
         Before Bennington expense subsidy         0.84%         0.88%        0.96%        1.28%        1.35%          1.50%*
Ratio of Net Investment Income to
  Average Net Assets
         After Bennington expense subsidy(2)       5.88%         5.79%         6.07%       5.65%        4.62%          5.33%*
         Before Bennington expense subsidy         5.88%         5.79%         6.07%       5.61%        4.33%          4.68%*
Portfolio Turnover Rate(4)                        84.35%        94.69%       187.62%     255.11%      265.06%        100.57%
------------------------------------------------------------------------------------------------------------------------------------

(1) Smith Barney Capital Management was the Money Manager for the Intermediate Fixed-Income Portfolio from inception of the Portfolio through April 30, 1998, when the Money Manager Agreement with Smith Barney was terminated. Bennington has invested the total assets of the Intermediate Fixed-Income Portfolio since May 1, 1998.
(2) Effective March 1, 1994, Bennington discontinued subsidizing operating expenses other than Bennington's and the Money Managers' fees ("Other Expenses") of the Intermediate Fixed-Income Portfolio.
(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "Redemption of Portfolio Shares."
(4) See discussion of portfolio turnover rates in "Portfolio Transaction Policies."
*        Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)

         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1997, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated May 1, 1998.

                  Short-Intermediate Fixed-Income Portfolio (1)


------------------------------------------------------------------------------------------------------------------------------------
                                           Year ended    Year ended   Year ended   Year ended   Year ended   Period from 6/16/92
                                            12/31/97      12/31/96     12/31/95     12/31/94     12/31/93       to 12/31/92
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value at Beginning of Period       $12.16        $12.32       $11.62      $12.29        $12.16            $12.00
                                             ------        ------       ------      ------        ------            ------
Net Investment Income
 After Bennington expense subsidy(2)           0.64          0.59         0.60        0.50          0.46              0.33
 Before Bennington expense subsidy             0.64          0.59         0.60        0.49          0.45              0.29
Realized and Unrealized Gain (Loss)
   on Investments                              0.11         (0.16)        0.70       (0.67)         0.22              0.16
                                             ------        ------       ------      ------        ------            ------

 Total from Investment Operations              0.75          0.43         1.30       (0.17)         0.68              0.49
                                             ------        ------       ------      ------        ------            ------
 Dividends from Net Investment Income         (0.64)        (0.59)       (0.60)      (0.50)        (0.46)            (0.33)
 Capital Gains Distributions                   0.00          0.00         0.00        0.00         (0.07)             0.00
 Distributions in Excess of Capital Gains      0.00          0.00         0.00        0.00         (0.02)             0.00

 Total Distributions                          (0.64)        (0.59)       (0.60)      (0.50)        (0.55)            (0.33)
                                             ------        ------       ------      ------        ------            ------
 Net Asset Value at End of Period            $12.27        $12.16       $12.32      $11.62        $12.29            $12.16
                                             ======        ======       ======      ======        ======            ======

 Total Return(3)                               6.33%         3.63%       11.42%      (1.42%)        5.62%             4.12%
 Net Assets, End of Period (000 Omitted)    $40,942       $36,701      $35,272     $32,233       $32,568           $13,365
 Ratio of Expenses to Average Net Assets
         After Bennington expense subsidy(2)   0.86%         0.93%        0.94%       1.18%         1.05%             0.83%*
         Before Bennington expense subsidy     0.86%         0.93%        0.94%       1.22%         1.12%             1.42%*
 Ratio of Net Investment Income to
   Average Net Assets
         After Bennington expense subsidy(2)   5.20%         4.89%        4.99%       4.17%         3.78%             4.40%*
         Before Bennington expense subsidy     5.20%         4.89%        4.99%       4.13%         3.71%             3.81%*
 Portfolio Turnover Rate(4)                   53.30%        31.12%       41.93%      36.54%        88.28%           107.26%
------------------------------------------------------------------------------------------------------------------------------------

(1) Bankers Trust Company was the Money Manager for the Short-Intermediate Fixed-Income Portfolio from inception of the Portfolio through April 30, 1998, when the Money Manager Agreement with Bankers Trust Company was terminated. Bennington has invested the total assets of the Short-Intermediate Fixed-Income Portfolio since May 1, 1998.
(2) Effective March 1, 1994, Bennington discontinued subsidizing Other Expenses of the Short-Intermediate Fixed-Income Portfolio.
(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "Redemption of Portfolio Shares."
(4) See discussion of portfolio turnover rates in "Portfolio Transaction Policies."
*        Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)

         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1997, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated May 1, 1998.

                          Mortgage Securities Portfolio

------------------------------------------------------------------------------------------------------------------------------------
                                           Year ended    Year ended   Year ended   Year ended   Year ended   Period from 6/16/92
                                            12/31/97      12/31/96     12/31/95     12/31/94     12/31/93       to 12/31/92
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value at Beginning of Period       $12.23      $  12.38      $  11.36    $  12.17      $  12.02         $  12.00
                                             ------        ------       ------      ------        ------            ------
Net Investment Income
  After Bennington expense subsidy(1)          0.72          0.73          0.76        0.60          0.55             0.34
  Before Bennington expense subsidy            0.72          0.73          0.76        0.60          0.53             0.30
Realized and Unrealized
  Gain on Investments                          0.42         (0.15)         1.02       (0.80)         0.31             0.13
                                             ------        ------       ------      ------        ------            ------
Total from Investment Operations               1.14          0.58          1.78       (0.20)         0.86             0.47
                                             ------        ------       ------      ------        ------            ------
Dividends from Net Investment Income          (0.72)        (0.73)        (0.76)      (0.60)        (0.55)           (0.34)
Capital Gains Distributions                   (0.05)         0.00          0.00       (0.01)        (0.16)           (0.03)
Distributions in Excess of Capital Gains       0.00          0.00          0.00        0.00          0.00            (0.08)

Total Distributions                           (0.77)        (0.73)        (0.76)      (0.61)        (0.71)           (0.45)
                                             -------     ---------     ---------   ---------     ---------        ---------
Net Asset Value at End of Period             $12.60      $  12.23      $  12.38    $  11.36      $  12.17         $  12.02
                                             =======     =========     =========   =========     =========        =========

Total Return(2)                                9.53%         4.95%        16.03%      (1.65%)        7.26%            3.93%
Net Assets, End of Period (000 Omitted     $109,747       $73,862       $49,830     $32,975       $29,731          $15,356
Ratio of Expenses to Average Net Assets
  After Bennington expense subsidy(1)          0.84%         0.95%         1.03%       1.31%         1.03%            0.84%*
  Before Bennington expense subsidy            0.84%         0.95%         1.03%       1.35%         1.18%            1.40%*
Ratio of Net Investment Income to
  Average Net Assets
         After Bennington expense subsidy(1)   5.93%         6.08%         6.41%       5.18%         4.55%            4.68%*
         Before Bennington expense subsidy     5.93%         6.08%         6.41%       5.14%         4.40%            4.12%*
  Portfolio Turnover Rate (3)                211.66%        356.23%      422.56%     603.51%       399.19%          114.04%*
------------------------------------------------------------------------------------------------------------------------------------

(1) Effective March 1, 1994, Bennington discontinued subsidizing Other Expenses of the Mortgage Portfolio.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent will charge a processing fee of $10.00 for redemptions made by check, which are not reflected in the total return. See "Redemption of Portfolio Shares."
(3) See discussion of portfolio turnover rates in "Portfolio Transaction Policies".
*        Annualized.

                              FINANCIAL HIGHLIGHTS
       (For a Share Outstanding Throughout Each of the Periods Indicated)

         The following information on financial highlights for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditors' reports that appear in the Fund's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended December 31, 1997, is incorporated by reference into and, unless previously provided, is delivered together with the Statement of Additional Information dated May 1, 1998.

                       U.S. Government Money Portfolio (1)

------------------------------------------------------------------------------------------------------------------------------------
                                           Year ended    Year ended   Year ended   Year ended   Year ended   Period from 6/16/92
                                            12/31/97      12/31/96     12/31/95     12/31/94     12/31/93       to 12/31/92
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value at Beginning of Period        $1.00          $1.00     $  1.00      $  1.00       $  1.00        $  1.00
                                              -----          -----     -------      -------       -------        -------
Net Investment Income
  After Bennington expense subsidy(2)          0.05           0.05        0.05         0.04          0.03           0.02
  Before Bennington expense subsidy            0.05           0.05        0.05         0.03          0.03           0.02
Realized and Unrealized Gain on Investments    0.00           0.00        0.00         0.00          0.00           0.00

Total from Investment Operations               0.05           0.05        0.05         0.04          0.03           0.02
                                               ----           ----        ----         ----          ----           ----
Dividends from Net Investment Income          (0.05)         (0.05)      (0.05)       (0.04)        (0.03)         (0.02)
Capital Gains Distributions                    0.00           0.00        0.00         0.00          0.00           0.00
Distributions in Excess of Capital Gains       0.00           0.00        0.00         0.00          0.00           0.00

Total Distributions                           (0.05)         (0.05)      (0.05)       (0.04)        (0.03)         (0.02)
                                              -----          -----       -----        -----         -----          -----
Net Asset Value at End of Period              $1.00          $1.00     $  1.00      $  1.00       $  1.00        $  1.00
                                              =====          =====     =======      =======       =======        =======

Total Return(3)                                5.07%          4.78%       5.33%        3.70%         2.81%          2.40%
Net Assets, End of Period (000 Omitted)     $50,910        $61,672     $41,882      $12,008       $26,693        $51,145
Ratio of Expenses to Average Net Assets
  After Bennington expense subsidy(2)          0.54%          0.59%       0.53%        0.45%         0.45%          0.32%*
  Before Bennington expense subsidy            0.54%          0.59%       0.78%        1.27%         0.77%          0.39%*
Ratio of Net Investment Income to
   Average Net Assets
         After Bennington expense subsidy(2)   4.96%          4.73%       5.14%        3.51%         2.71%          3.25%*
         Before Bennington expense subsidy     4.96%          4.73%       4.89%        2.69%         2.39%          3.18%*
  Portfolio Turnover Rate                        --             --          --           --            --             --
------------------------------------------------------------------------------------------------------------------------------------

(1) State Street Bank and Trust Company ("State Street") was the Money Manager for the U.S. Government Money Portfolio from inception of the Portfolio through September 6, 1994, when the Money Manager Agreement with State Street was terminated. Bennington has invested the total assets of the U.S. Government Money Portfolio since September 7, 1994.
(2) Effective September 15, 1995, Bennington discontinued subsidizing Other Expenses for the U.S. Government Money Portfolio.
(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Portfolio. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which is not reflected in the total return. See "Redemption of Portfolio Shares."
*        Annualized.

                              PORTFOLIO MANAGEMENT

         Bennington is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios. At the present time, Bennington is responsible for the selection of individual portfolio securities for all of the assets of the U.S. Government Money Portfolio, Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. Bennington may add or terminate a Money Manager at any time, subject to approval by the Board of Directors and prompt notification of the applicable Portfolio's shareholders. For the Portfolios covered by this prospectus, a separate Money Manager currently manages the assets of the Mortgage Securities Portfolio. References to the Money Manager or Money Managers throughout this prospectus refer to the Money Manager for the Mortgage Securities Portfolio and any Money Managers that may be hired from time to time for the other Portfolios. Bennington allocates the assets within a Portfolio among any Money Managers selected. See "Money Manager Profile" and "The Money Managers."

         Although Bennington's activities are subject to general oversight by the Board of Directors and the officers of the Fund, neither the Board nor the officers evaluate the investment merits of Bennington's or any Money Manager's individual security selections. The Board of Directors will review regularly the Portfolios' performance compared to the applicable indices and also will review the Portfolios' compliance with their investment objectives and policies. See "General Management of the Portfolios."

                          DESCRIPTION OF THE PORTFOLIOS

General

         The Fund is a Maryland corporation and was organized in June 1991 as a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. Each portfolio issues two classes of shares, Advisor Class Shares and Investor Class Shares. This Prospectus covers only the Advisor Class Shares of the four fixed-income Portfolios of the Fund. The Investor Class Shares of the four fixed-income
Portfolios of the Fund as well as the Advisor Class Shares and Investor Class Shares of the Fund's other four portfolios, which are designed for investment in equity securities, are intended to be offered through separate prospectuses. Each Portfolio's assets are invested by Bennington and/or a Money Manager that has been analyzed, evaluated and recommended by Bennington. Bennington also operates and administers the Fund and monitors the performance of the Money Manager. Each Portfolio's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act. Other policies reflect current practices of the Portfolios, and may be changed by the Portfolios without the approval of shareholders. This section of the Prospectus describes each Portfolio's investment objective, policies and restrictions. A more detailed discussion appears in the Statement of Additional Information and includes a list of the Portfolios' investment restrictions.

         Under normal circumstances, each Portfolio will invest at least 65% and generally more than 80% of its total assets in the types of securities identified in its statement of objective as principal investments. Bennington will attempt to have each Portfolio (other than the U.S. Government Money Portfolio) managed so that the Portfolio's investment performance equals or exceeds the total return performance of a relevant index (the "Benchmark Index"), as set forth below.

                                BENCHMARK INDICES

Portfolio                             Index
---------                             -----

Intermediate Fixed-Income             Lehman Brothers Government/Corporate Index
Short-Intermediate Fixed-Income       Lehman Brothers Government/Corporate
                                        1-5 Year Index
Mortgage Securities                   Lehman Brothers Mortgage-Backed Securities
                                        Index

See Appendix A for a description of these Benchmark Indices. A change in a Benchmark Index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. Each Portfolio (other than the U.S. Government Money Portfolio) may have up to 20% of its total assets invested in money market instruments to provide liquidity. If, in the opinion of Bennington or a Money Manager, market or economic conditions warrant, the Portfolio may adopt a temporary defensive strategy. In that event, the Portfolio may hold assets as cash reserves without limit. See "Investment Policies--Liquidity Reserves." Also, under these economic or market conditions, the Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio may deviate from their designated average dollar weighted duration ranges. See "Investment Objectives and Investment Policies --Intermediate
Fixed-Income Portfolio," and "--Short-Intermediate Fixed-Income Portfolio." There can be no assurance that the investment objective for any Portfolio will be realized.

         No Portfolio will invest in fixed-income securities, including convertible securities, rated less than A by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by Bennington or a Money Manager to be of a lesser credit quality than those designations. The Portfolios will sell securities that they have purchased in a prudent and orderly fashion when ratings drop below these minimum ratings. See Appendix A in the Statement of Additional Information for a description of securities ratings.

Risk Factors and Special Considerations


         The Fund is designed to provide diverse opportunities in equity and debt securities. No assurance can be given that the Portfolios will achieve their investment objectives.

         Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. See "Investment Policies--Risks of Investing in Foreign Securities." Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into repurchase agreements and trading futures contracts and options on futures contracts. See "DESCRIPTION OF THE PORTFOLIOS--Investment Policies". The use of options and futures by a Portfolio entails certain risks, including the risk that to the extent the Money Manager's views as to certain market movements are incorrect, the use of such instruments could result in losses greater than if they had not been used. Such instruments may also force sales or purchases of Portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. Also, when used for hedging existing positions, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. In addition, the Bond Portfolios will invest in U.S. Government stripped mortgage-related securities which, due to changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "DESCRIPTION OF THE PORTFOLIOS--Investment Policies" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

         The use of multiple Money Managers in any given Portfolio or the replacement of a Portfolio's Money Managers may increase a Portfolio's portfolio turnover rate, realization of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolios and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "PORTFOLIO TRANSACTION POLICIES" and "TAXES."

         With respect to the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Portfolios, Bennington or a Money Manager may adopt a temporary defensive strategy under abnormal market or economic conditions. During these times, one or more Portfolios may make investments which result in the Portfolios' average dollar weighted duration rising above their designated ranges. Such a strategy differs from other defensive strategies in that it involves greater rather than less risk to the Portfolios. See "Investment Objectives and Investment Policies --Intermediate Fixed-Income Portfolio," and "--Short-Intermediate Fixed-Income Portfolio."

Investment Objectives and Investment Policies

         The investment objective of each Portfolio is fundamental and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Statement of Additional Information. The other investment policies and practices of each Portfolio, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Directors without shareholder approval. For a more detailed discussion regarding the Benchmark Indices, see Appendix A.

         The INTERMEDIATE FIXED-INCOME PORTFOLIO seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and a dollar weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate Index or another relevant index approved by the Board of Directors.

         Under normal market conditions, the Portfolio seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar weighted average duration of between three and ten years. The Portfolio invests principally in bonds, debentures and other fixed-income securities with durations of between three and ten years, including: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage- and other asset-backed securities including stripped mortgage-backed securities; variable and floating rate debt securities; U.S. dollar-denominated obligations of foreign governments and foreign governmental agencies; and convertible securities. See "Investment Policies--Risks of Investing in Foreign Securities."

         Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the Lehman Brothers Government/Corporate Index (the "LBGC Index"). In approving the LBGC Index, the Board of Directors took into consideration the substantial similarity between the securities expected to be held by the Portfolio and the LBGC Index securities with respect to the following factors, among others: the duration, credit ratings and volatility risk. The Portfolio may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and a dollar weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers 1-5 Year Government/Corporate Index or another relevant index approved by the Board of Directors.

         Under normal market conditions, the Portfolio seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar weighted average duration of not less than two years nor more than five years.

         The Portfolio invests principally in fixed-income securities of the type permitted for investment by the Intermediate Fixed-Income Portfolio but with a shorter dollar weighted average portfolio duration. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the Lehman Brothers Government/Corporate 1-5 Year Index (the "LBGC5 Index"). In approving the LBGC5 Index, the Board of Directors took into consideration the substantial similarities between the securities expected to be held by the Portfolio and the LBGC5 Index securities, which include among others: duration, credit ratings and volatility risk. The Portfolio may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The MORTGAGE SECURITIES PORTFOLIO seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index") or another relevant index approved by the Board of Directors.

         The market value of these securities can and will fluctuate as interest rates and market conditions change. Fixed-rate mortgages decline in value during periods of rising interest rates. Adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. See "Investment Policies--Mortgage-Related Securities." Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% and generally more than 80% of its total assets in mortgage related securities, and the Portfolio's principal investments will be mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Up to 50% of the Portfolio's net assets may be invested in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") or asset-backed securities. See "Investment Policies--Asset-Backed Securities" and "--Risks of Investing in Asset-Backed and Mortgage-Related Securities" in this Prospectus and "Investment Restrictions, Policies and Risk Considerations--Investment Policies--Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")" in the
Statement of Additional Information. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the LBM Index. In approving the LBM Index, the Board of Directors took into consideration factors such as the substantial similarity between the securities expected to be held by the Portfolio and those in the LBM Index and that the index would have a risk level appropriate to the objective of this Portfolio. The Portfolio also may utilize options on U.S. Government securities, interest rate futures and options thereon for hedging purposes and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The U.S. GOVERNMENT MONEY PORTFOLIO seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "Investment Policies--U.S. Government Securities."

         The dollar weighted average portfolio maturity of the Portfolio will not exceed 90 days. Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% and generally more than 80% of a Portfolio's total assets in fixed-income securities. The Portfolio limits its Portfolio investments to those which mature in 13 months or less from the date of purchase, present minimal credit risks and are of "eligible quality" as determined by the Portfolio's manager under the supervision of the Board of Directors. See "Investment Policies--Money Market Instruments." The Portfolio may enter into repurchase agreements collateralized by U.S. Government securities. See "Investment Policies--Repurchase Agreements." While the U.S. Government Money Portfolio intends to maintain its net asset value at $1.00 per share, an investment in this Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "VALUATION OF PORTFOLIO SHARES."

Investment Policies

         Duration. Duration is used in the Bond Portfolios by Bennington and/or the Money Manager, as applicable, in security selection. Duration, which is one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or security's price would be expected to change by approximately one percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security.

         With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration. Under normal market conditions (in the opinion of Bennington or a Money Manager, if applicable), the average dollar-weighted maturity of the Intermediate Fixed-Income Portfolio will be between three and 10 years and the average dollar-weighted maturity of the Short-Intermediate Fixed-Income Portfolio will be between two and five years.

         A Portfolio's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a Portfolio's net asset value is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration). Since the Portfolios' objective is to provide high current income, the Portfolios will invest in obligations with an emphasis on income rather than stability of the Portfolios' net asset value.

         If, in the opinion of Bennington and/or the Money Manager, as applicable, market or economic conditions warrant, these Portfolios may adopt a temporary defensive strategy. During these times, the average dollar weighted duration of the Intermediate Fixed-Income Portfolio may fall below three years, or rise to as high as fifteen years and the Short-Intermediate Fixed-Income Portfolio may fall below one year, or rise to as high as fifteen years. In such event, the Portfolios will be subject to greater or less risk depending on whether average dollar weighted duration is increased or decreased. At any time that these Portfolios' average dollar weighted duration is increased, the Portfolios are subject to greater risk, since at higher durations a Portfolio's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Portfolio's average dollar weighted duration is decreased, the Portfolio is subject to less risk, since at lower durations a Portfolio's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Bennington and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Portfolios to their designated average dollar weighted duration. Such reallocations are not expected to be sudden, but will be made gradually over time.

         Liquidity Reserves. Each Portfolio (other than the U.S. Government Money Portfolio) is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities to be acquired by a Portfolio or cash to provide for payment of the Portfolio's expenses or to permit the Portfolio to meet redemption requests) in money market instruments or in debt securities which are at least comparable in quality to the Portfolio's permitted investments. Under normal circumstances, no more than 20% of a Portfolio's net assets will be comprised of these instruments. The Portfolios (other than the U.
S. Government Money Portfolio) also may enter into financial futures contracts in accordance with their investment objectives to minimize the impact of cash balances. "GENERAL MANAGEMENT OF THE PORTFOLIOS" and "Investment Policies--Liquidity Reserves" in the Statement of Additional Information.

         Money Market Instruments. Each Portfolio (other than the U. S. Government Money Portfolio) may invest up to 20% of its net assets in:

                  (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Portfolio of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Portfolios may invest in Eurodollar instruments of foreign and domestic banks; and

                  (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Portfolio's Money Manager, under the supervision of Bennington and the Board of Directors, or Bennington, as applicable.

         "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Portfolio's Money Manager, if applicable, or Bennington under the general supervision of the Board of Directors. The purchase by the Portfolio of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

         In selecting commercial paper and other corporate obligations for investment by a Portfolio, Bennington and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Bennington monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Portfolio. If commercial paper or another corporate obligation held by a Portfolio is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Bennington and the Board of Directors, or Bennington, as applicable, will promptly reassess whether that security presents minimal credit risks and whether the Portfolio should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Portfolio will dispose of the security as soon as reasonably practicable unless Bennington and the Board of Directors determine that to do so is not in the best interests of the Portfolio and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

         U.S. Government Securities. Each Portfolio (including, in particular, the U. S. Government Money Portfolio) may invest in United States Treasury securities, including bills, notes, bonds and other debt securities issued by the United States Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and their issue dates.

         The Portfolios may invest in securities issued by agencies or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

         Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include obligations issued by (i) the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service (each of these issuers has the right to borrow from the United States Treasury to meet its obligations) and (ii) the Federal Farm Credit Bank and the Federal Home Loan Bank (each of these issuers may rely only on the individual credit of the issuing agency to satisfy its obligations). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.

         Obligations issued or guaranteed as to principal and interest by the U.
S. Government may be acquired by a Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. These custodial receipts are commonly referred to as U.S. Treasury STRIPS.

         The U. S. Government Money Portfolio utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "VALUATION OF PORTFOLIO SHARES--Valuation of Portfolio Securities." Accordingly, the U. S. Government Money Portfolio will limit its Portfolio investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

         Types of Corporate Obligations. Debt obligations of corporations in which the Portfolios may invest include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

         Repurchase Agreements. Each Portfolio may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Portfolio's cost plus interest within a specified time (ordinarily a week or less). If the party agreeing to repurchase should default and if the value of the securities held by the Portfolio should fall below the repurchase price, the Portfolio could incur a loss. Subject to the limitation on investing no more than 15% of a Portfolio's net assets in illiquid securities, no Portfolio will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days). See "Investment Policies--Illiquid Securities."

         Repurchase agreements will at all times be fully collateralized by U.S. Government obligations or other collateral in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. Such collateral will be held by the Fund's Custodian, either physically or in a book-entry account.

         Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

         A Portfolio will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Board of Directors. Bennington or the Money Managers, as applicable, monitor the creditworthiness of such parties under the general supervision of the Board of Directors. See
"Investment Policies--Repurchase Agreements" in the Statement of Additional Information.

         Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio's entry into reverse repurchase agreements and dollar rolls (except the U.S. Government Money Portfolio), together with its other borrowings, is limited to 5% of its net assets. See "Investment Policies--Reverse Repurchase Agreements and Dollar Rolls" in the Statement of Additional Information.

         Rights and Warrants. Each Portfolio (except the U.S. Government Money Portfolio) may acquire up to 5% of its net assets in rights and warrants in securities of issuers that meet the Portfolio's investment objective and policies. See "Investment Restrictions" and "Investment Policies--Rights and Warrants" in the Statement of Additional Information.

         Privately-Issued STRIP Securities. The Portfolios may invest up to 5% of their net assets in privately-issued STRIP securities. See "Investment Policies--Privately-Issued STRIP Securities" in the Statement of Additional Information.

         Mortgage-Related Securities. The Bond Portfolios may invest in mortgage-related securities. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities."

         Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers.

         The mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

         The  Bond  Portfolios  may  invest  in  pass-through   mortgage-related
securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

         In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Bond Portfolios also may invest in pass-through mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Bond Portfolios may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Bond Portfolios will treat IOs and POs as illiquid securities except for (i) IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Bennington and the Money Managers for these Portfolios subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. See "Investment Policies--Illiquid Securities."

         Asset-Backed Securities. Each Portfolio (other than the U. S. Government Money Portfolio) may invest in asset-backed securities offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers. The Bond Portfolios may invest in these and other types of asset-backed securities which may be developed in the future.

         Risks of Investing in Asset-Backed and Mortgage-Related Securities. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         Municipal Securities. The Portfolios may invest up to 5% of their net assets in fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States. See "Investment Policies--Municipal Securities" in the Statement of Additional Information.

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions deemed creditworthy by Bennington and the applicable lending agent. The outstanding loans may not exceed in the aggregate the maximum amount of the value of the Portfolio's net assets allowed by applicable law, currently 33-1/3%. Such loans are callable at any time by the Portfolio and are at all times secured by cash or U.S. Government securities, irrevocable letters of credit or such other acceptable collateral that is at least equal to the market value, determined daily, of the loaned securities. The Portfolio will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Portfolio will be invested in any securities in which the Fund is authorized to invest. A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of right in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Portfolio continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. The risks of lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy as monitored by Bennington and the lending agent pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would be borne by the Portfolio.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. See "Investment Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

         Illiquid Securities. No Portfolio may invest more than 15% of its net assets in illiquid securities; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities. Securities which are illiquid include repurchase agreements of more than seven days duration, securities which lack a readily available market or have legal or contractual restrictions on resale, certain IO/PO strips and over-the-counter ("OTC") options. Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market are not deemed illiquid for purposes of this limitation, pursuant to liquidity procedures that have been adopted by the Board of Directors. Investing in Rule 144A securities could result in increasing the level of a Portfolio's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. Bennington and/or the Money Manager under the supervision of Bennington and the Board of Directors, will monitor the liquidity of such restricted securities.. See "Investment Policies--Illiquid Securities" in the Statement of Additional Information.

         Options. Each Portfolio (other than the U.S. Government Money Portfolio) may purchase put and call options and may write (sell) "covered" put and "covered" call options. The Bond Portfolios may purchase and write options on U.S. Government securities. The Bond Portfolios may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Portfolios will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

         OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolios. If the counterparty fails to take delivery of the securities underlying an option it has written, the Portfolios would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Portfolios must rely on the credit quality of the counterparty. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash.

         A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Portfolio owns the optioned securities or the Portfolio maintains in a segregated account with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least sufficient to meet its obligations under the call option, or if the Portfolio owns an offsetting call option. When a Portfolio writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any gain from an increase in the market price of the underlying security over the exercise price.

         The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A written put option is "covered" if a Portfolio deposits with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercise price of the put option.

         The Portfolios will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Portfolio exceed 25% of its net assets other than OTC options and the assets used as cover for written OTC options. The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." The U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities. Furthermore, a Portfolio will not purchase or write put or call options on securities or financial futures if the aggregate premiums paid on all such options exceed 20% of the Portfolio's total net assets, subject to the foregoing limitations.

         When a Portfolio writes either a put or call option, the Portfolio is required to deposit an initial margin with the Fund's Custodian for the benefit of the options broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its option commitment. When the Portfolio writes options and an adverse price movement occurs, the Portfolio may be called upon to deposit an additional or variation margin. Both the initial and additional or variation margin must be made in cash or U.S. Government securities. The required margin amount is subject to change by the appropriate exchange or regulatory authority.

         Futures Contracts. Each Portfolio (other than the U. S. Government Money Portfolio) is permitted to enter into financial futures contracts and related options ("futures contracts") in accordance with its investment objective. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

         A "financial futures contract" is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract which cancels the original contract to make or take delivery.

         The Portfolios may purchase and write options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures contracts are similar to options on the security upon which the futures contracts are written except that options on financial futures contracts give the purchaser the right to assume a position at a specified price in a financial futures contract at any time during the life of the option.

         Upon entering into a futures contract, a Portfolio is required to deposit in a segregated account with the Fund's Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitment. The initial margin amount is subject to change by the appropriate exchange or regulatory authority. The Portfolio will also be required to settle any gains or losses on a daily basis in cash (variation margin). If the Portfolio is unable to meet an additional margin requirement, the Portfolio may be forced to close out its position at a price that may be detrimental to the Portfolio. When trading futures contracts, a Portfolio will not commit more than 5% of the market value of its total assets as initial margins. See "Investment Policies--Futures Contracts" in the Statement of Additional Information.

         Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include: (1) dependence on Bennington and/or the Money Manager's ability to predict correctly movements in the direction of interest rates and securities prices; (2)
imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Taxes" in the Statement of Additional Information.

         Risks of Investing in Foreign Securities. The Bond Portfolios may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

         In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

Investment Restrictions

         Each Portfolio is subject to investment restrictions which, as described in more detail in the Statement of Additional Information, have been adopted by the Fund on behalf of the Portfolios as fundamental policies that cannot be changed with respect to a Portfolio without the approval of the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act. Among other restrictions, the Portfolios will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of a Portfolio's total assets, more than 5% of a Portfolio's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of a Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry. See "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

                      GENERAL MANAGEMENT OF THE PORTFOLIOS

         The Board of Directors is responsible for overseeing generally the operation of the Fund, including reviewing and approving the Fund's service contracts with Bennington and any Money Managers. The Fund's officers, all of whom are employed by Bennington, are responsible for the day-to-day management and administration of the Fund's operations. The Money Managers are responsible for the selection of individual portfolio securities for the assets assigned to them by Bennington. Bennington is responsible for the selection of individual portfolio securities for the assets of the Portfolios managed by it and does not receive any fees beyond the fees paid pursuant to the Management Agreement.

         Bennington, 1420 Fifth Avenue, Seattle, Washington 98101, was organized as a Washington general partnership on April 25, 1991 and restructured into a Washington limited partnership on August 17, 1993. Bennington and its partners were formed for the purpose of providing investment advisory services to the Fund and acting as the Fund's manager. Bennington's general partners are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Bennington Capital Management Investment Corp., all of which are Washington corporations. The sole limited partner is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. Bennington Management Associates, Inc., which is controlled by J. Anthony Whatley, III, is the managing general partner of Bennington. Mr. Whatley, the Executive Director of Bennington Capital Management and the Chairman of the Board and Principal Executive Officer of the Fund, has had over 20 years of experience in the securities industry. Ravindra
A. Deo, Vice President and Chief Investment Officer of Bennington, is primarily responsible for the day-to-day management of the Portfolios either directly or through interaction with each Portfolio's Money Manager and Mr. Deo is responsible for managing the liquidity reserves of each Portfolio. Mr. Deo has served Bennington in such capacity since January 1992. Prior thereto, he was Senior Vice President at Leland O'Brien Rubenstein Associates Incorporated, an investment manager, where he was employed from 1986 to 1991. See "Management of the Fund" in the Statement of Additional Information.

         Fund Manager Services and Fees. Pursuant to the Management Agreement with the Fund, Bennington provides the following services: (i) provides or oversees the provision of all general management, investment advisory and portfolio management services for the Fund, including the transfer agent, custodian, portfolio accounting and shareholder recordkeeping services for the Fund; (ii) provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and
(iv) invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' other assets. For providing these services, Bennington is paid by each Portfolio a fee equal on an annual basis to the following percentage of the Portfolio's average daily net assets:

                                                  Management Fee
                                                (as a percentage of
Portfolio                                   average daily net assets)
---------                                   -------------------------

Intermediate Fixed-Income                             0.36%
Short-Intermediate Fixed-Income                       0.36%
Mortgage Securities                                   0.36%
U.S. Government Money                                 0.25%


         Pursuant to the Transfer Agent Agreement effective December 1, 1995, as amended February 19, 1998, between Bennington and the Fund, Bennington provides transfer agent, registrar and dividend disbursing agent services as well as certain other administrative, compliance and recordkeeping services to the Fund. For providing these services, Bennington receives (i) a fee equal to 0.13% of the average daily net assets of each Portfolio of the Fund, and (ii) a transaction fee of $.50 per transaction.

         Bennington may, out of its own resources, provide marketing and promotional support on behalf of the Portfolios. Services provided by Bennington are in addition to, and not duplicative of, the services provided by Service Organizations to their clients.

         Custodian and Fund Accounting Services and Fees. The Fund, Bennington and Fifth Third entered into a Fund Accounting and Other Services Agreement on October 4, 1996, for the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio effective October 7, 1996, and for the Mortgage Securities Portfolio effective November 18, 1996, under which Fifth Third provides certain Portfolio accounting and other services, including maintenance of the books and records of the Portfolios required under the Investment Company Act. As compensation for these services, the Fund pays Fifth Third an annual fund accounting and service fee (the "Fee"), to be calculated daily and paid monthly. The annual Fee for each Portfolio shall be the greater of a monthly minimum or an asset based fee, as follows:


                                         Monthly                First           Next          Assets over
Portfolio                                Minimum     OR     $100,000,000    $150,000,000     $250,000,000
---------                                -------            ------------    ------------     ------------

Intermediate Fixed-Income                $2,000                0.03%           0.02%             0.01%
Short-Intermediate Fixed Income          $2,000                0.03%           0.02%             0.01%
Mortgage Securities                      $2,000                0.03%           0.02%             0.01%
U.S. Government Money                    $1,500                0.03%           0.02%             0.01%

         The Fund pays an additional annual Fee of $2,000 per Portfolio for other administrative services rendered, to be charged monthly. For additional Classes of shares the Fund will pay an annual charge of $7,000 per additional Class of shares per Portfolio, also to be charged monthly. Finally, the Fund reimburses Fifth Third for its out-of-pocket expenses incurred in performing its services under this Agreement, including, but not limited to: postage and mailing, telephone, facsimile, overnight courier services and outside independent pricing service charges, and record retention/storage. The total costs for these additional fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

         The Fund and Fifth Third entered into a Custodian Agreement effective October 4, 1996, pursuant to which Fifth Third acts as Custodian of the assets of the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio effective October 7, 1996, and of the Mortgage Securities Portfolio effective November 18, 1996. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors. As compensation for its services rendered, the Fund pays Fifth Third an annual domestic custody fee of 0.0025% of the average gross assets and an annual global custody fee of 0.08% of the average gross assets, exclusive of transaction charges. The total costs for the custodial fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

         Year 2000 Preparedness. The management and money management services provided to the Fund by Bennington and the Money Managers and the services provided by Fifth Third to the Fund, in part, depend on the reasonably consistent operations of their computer systems. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This design flaw may a have negative impact on the handling of securities trades, pricing and accounting services. Bennington and the Money Managers and Fifth Third have been actively working on necessary changes to their computer systems to deal with the year 2000 and reasonably believe that their systems will be year 2000 compliant in time for that event.

         Multi-Class Structure. The Fund has adopted a Rule 18f-3 Plan (the "Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other. See "Multi-Class Structure" in the Statement of Additional Information.

         Distribution. Investment advisers, banks, insurance companies and other entities that sell shares of the Fund may enter into a license agreement with Bennington which permits them to use Bennington's proprietary asset allocation software program, Alloset(R), pursuant to which such entities may recommend an allocation of their clients' assets over a broad range of asset classes which may include the various portfolios of the Fund. The Alloset(R) Model was developed by Bennington. Investment advisers, banks, insurance companies and other licensed entities may charge a fee, not for providing access to the Fund, but for providing to their clients services such as Alloset(R), performance reporting, fund selection and account monitoring. The Fund does not receive any portion of such fees and has no control over whether and in what amount such fees are charged. Investors also may purchase shares of the Fund directly if they do not wish to use any of the above services, in which case no service fees or additional fees, beyond those borne by the shareholders of the Fund generally, would be incurred.

         The Fund bears no cost associated with the use of Alloset(R). Using Alloset(R), assets may be allocated among the Fund's portfolios in a manner intended to achieve the investment objectives and desired investment returns of such entities' clients based upon the individual client's situation and tolerance  for risk  and  desire  for  return  on  investment.  There  can be no assurance that the allocation recommended by the entities that use Alloset(R)will meet any of the clients' investment objectives. The Money
Managers engaged by the Fund do not use Alloset(R)in investing any of the Portfolios' assets under management.

                               THE MONEY MANAGERS

         Bennington is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios of the Fund. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Such allocation is reflected in the Money Manager Agreement among the Fund, Bennington and any Money Manager, and can be changed at any time by Bennington. The Board of Directors reviews and approves selections of Money Managers and allocations of assets among any Money Managers. Money Managers may be added or terminated by Bennington subject to the approval of the Board of Directors of the Fund and appropriate notification to the shareholders of the Portfolio, as discussed below. At the present time, Bennington manages directly the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and U.S. Government Money Portfolios and does not receive a fee in addition to the fees paid pursuant to its Management Agreement with the Fund. There is a separate Money Manager for the Mortgage Securities Portfolio. See "MONEY MANAGER PROFILES."

         Money Managers are selected based on such factors as their experience, the continuity of their portfolio management team, their security selection process, the consistency and rigor with which they apply that process and their demonstrated ability to add value to investment decisions. Short-term investment performance is not a controlling factor in selecting or terminating Money Managers. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance.

         The Fund was issued an exemptive order by the Securities and Exchange Commission on September 4, 1996 for an exemption (the "Exemption") from certain provisions of the Investment Company Act which would otherwise require Bennington to obtain formal shareholder approval prior to engaging and entering into money manager agreements with Money Managers. The relief is based on the conditions set forth in the Exemption that, among other things: (1) Bennington will select, monitor, evaluate and allocate assets to the Money Managers and oversee Money Managers compliance with the relevant Portfolio's investment objective, policies and restrictions; (2) before a Portfolio may rely on the Exemption, the Exemption must be approved by the shareholders of the Portfolios operating under the Exemption; (3) the Fund will provide to shareholders certain information about a new Money Manager and its money manager agreement within 60 days of the engagement of a new Money Manager; (4) the Fund will disclose in this Prospectus the existence, substance and effect of the Exemption; and (5) the Directors, including a majority of the "non-interested" Directors, must approve each money manager agreement in the manner required under the Investment Company Act. Any changes to the Management Agreement between the Fund and Bennington would still require shareholder approval. As required by the Exemption, the shareholders of each Portfolio determined, at a shareholders' meeting held on August 15, 1995, to permit the Fund to replace or add Money Managers and to enter into money manager agreements with Money Managers upon approval of the Board of Directors but without formal shareholder approval.

         Neither the Board of Directors nor the officers evaluate the investment merits of Bennington's or any Money Manager's individual security selections. However, the Board of Directors will review regularly each Portfolio's performance compared to the applicable indices and also will review each Portfolio's compliance with its investment objective and policies.

         Money Manager Fees. The fees paid to the Money Manager of a Portfolio are based on the portion of the assets of the respective Portfolio managed by it (the "Account"), which excludes assets held by Bennington for circumstances such as redemptions or other administrative purposes, and on the number of complete calendar quarters of management by the Money Manager. During the first five calendar quarters, the Money Manager fee has two components, the basic fee (the "Basic Fee") and the portfolio management fee (the "Portfolio Management Fee").

         The Money Manager Fee commencing with the sixth quarter consists of two components, the Basic Fee and the performance fee (the "Performance Fee"), which varies with a Portfolio's performance. Currently, the Money Manager for the Mortgage Securities Portfolio has completed the first five calendar quarters of management of its Account, and the Performance Fee is in effect. If at any time the Money Manager should be replaced or a new Money Manager hired, the new Money Manager for the applicable Portfolio will receive the fee set forth in "Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" and commencing with the sixth calendar quarter of management by the new Money Manager, such Portfolio will pay its Money Manager based on the "Money Manager Fee Schedule For a Manager From the Sixth Calendar Quarter of Management Forward" (set out in the Statement of Additional Information).

                   MONEY MANAGER FEE SCHEDULE FOR A MANAGER OF
                          MORTGAGE SECURITIES PORTFOLIO
              FROM THE SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD

                                                    Average Annualized Performance
                                                            Differential vs.                                    Annualized
                                     Basic Fee            The Applicable Index                               Performance Fee
                                ---------------------------------------------------------------------------------------------

Mortgage Securities Portfolio           0.07%       greater than or equal to 2.00%                                 0.18%
                                                    greater than or equal to 0.50% and less than 2.00%             0.16%
                                                    greater than or equal to 0.25% and less than 0.50%             0.12%
                                                    greater than or equal to -0.25% and less than 0.25%            0.08%
                                                    greater than or equal to -0.50% and less than -0.25%           0.04%
                                                    greater than or equal to -0.50%                                0%


The Performance Fee component is adjusted each quarter and paid quarterly based on the annualized investment performance of a Money Manager relative to the annualized investment performance of the Benchmark Index for that Portfolio. The Mortgage Securities Portfolio's Benchmark Index is the Lehman Brothers Mortgage-Backed Securities Index. See Appendix A for a description of the current Benchmark Indices. As long as the Mortgage Securities Portfolio's performance either exceeds the index, or trails the index by no more than 0.50%, a Performance Fee will be paid to the Money Manager.

         From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, the Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Bennington in the same manner in which the total return performance of the Portfolio's index is calculated, which is not the same method used for calculating the Portfolios' performance for advertising purposes as described under "Calculation of Portfolio Performance." See Appendix B to the Statement of Additional Information for a discussion of how performance fees are calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For example, if an index has an average annual performance of 10%, the Mortgage Securities Portfolio Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual Performance Fee of 0.18% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for the Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the Portfolios applies whenever a Money Manager's performance exceeds the index by 2.00%, the Money Manager for the Portfolio could receive a maximum Performance Fee even if the performance of the Account is negative. A more detailed description of the operation of each Performance Fee is contained in Appendix B to the Statement of Additional Information.

         The Money Manager has agreed to the foregoing fees, which are generally lower than they charge to institutional accounts for which they serve as investment adviser and perform all administrative functions associated with serving in that capacity. These lower fees are in recognition of the reduced administrative and client service responsibilities the Money Managers have undertaken with respect to the Portfolios.

         The following table lists the fees earned by the Money Managers of the Portfolios for the current period:

                                   MONEY MANAGER FEES EARNED FOR CURRENT PERIOD


                    Number Of Quarters                                 Performance Fee
                      Managed By Money                      Basic Fee   (6th Quarter)    Total
Portfolio                 Manager        Period          (All Quarters)    Forward        Fee
---------                 -------        ------          --------------    -------        ---


Intermediate               20       2nd Quarter 1997         0.07%         0.08%          0.15%
Fixed-Income(1)            21       3rd Quarter 1997         0.07%         0.08%          0.15%
                           22       4th Quarter 1997         0.07%         0.08%          0.15%
                           23       1st Quarter 1998         0.07%         0.08%          0.15%
                           24       2nd Quarter 1998         0.07%         0.08%          0.15%

Short-Intermediate         20       2nd Quarter 1997         0.07%         0.08%          0.15%
Fixed-Income(2)            21       3rd Quarter 1997         0.07%         0.08%          0.15%
                           22       4th Quarter 1997         0.07%         0.08%          0.15%
                           23       1st Quarter 1998         0.07%         0.08%          0.15%
                           24       2nd Quarter 1998         0.07%         0.08%          0.15%

Mortgage                   20       2nd Quarter 1997         0.07%         0.07%          0.15%
Securities                 21       3rd Quarter 1997         0.07%         0.16%          0.23%
                           22       4th Quarter 1997         0.07%         0.16%          0.23%
                           23       1st Quarter 1998         0.07%         0.16%          0.23%
                           24       2nd Quarter 1998         0.07%         0.16%          0.23%


(1) Smith Barney Capital Management was the Money Manager for the Intermediate Fixed-Income Portfolio from inception of the Portfolio through April 30, 1998, when the Money Manager Agreement with Smith Barney Capital Management was terminated. Effective May 1, 1998, Bennington began investing the total assets of the Intermediate Fixed-Income Portfolio and will not earn a money management fee.

(2) Bankers Trust Company was the Money Manager for the Short-Intermediate Fixed-Income Portfolio from inception of the Portfolio through April 30, 1998, when the Money Manager Agreement with Bankers Trust was terminated. Effective May 1, 1998, Bennington began investing the total assets of the Intermediate Fixed-Income Portfolio and will not earn a money management fee.

                           EXPENSES OF THE PORTFOLIOS

         The Portfolios will pay all of their expenses except for those expressly assumed by Bennington, including, without limitation, Directors' fees and fees for auditing, legal, custodian and shareholder services. All general expenses of the Portfolios are allocated among and charged to the assets of the respective Portfolios and between the classes of each Portfolio on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each Portfolio and class of shares, or the nature of the services performed and relative applicability to each Portfolio and class of shares. Class-specific expenses include distribution, administrative and service fees payable with respect to the Investor Class Shares as described in the Fund's distribution, shareholder service and administrative service plans on behalf of Investor Class Shares. See "Multi-Class Structure" in the Statement of Additional Information. Class-specific expenses may include certain other expenses as permitted by the Fund's Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act and subject to review and approval by the Directors. See "FINANCIAL HIGHLIGHTS" or the Annual Report for the period ended December 31, 1997, for expense information related to the Fund's most recently completed fiscal year for the Advisor Class Shares. The Board of Directors has determined that it is appropriate to allocate certain expenses attributable to more than one Portfolio among the Portfolios affected based on their relative net assets. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

                         PORTFOLIO TRANSACTION POLICIES

         Decisions to buy and sell securities are made by the Money Managers for the assets assigned to them, and by Bennington for assets not assigned to a Money Manager. Currently, Bennington invests all of the assets of the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio and invests any portion of the Mortgage Securities Portfolio's other assets not assigned to the Money Manager. Only the Mortgage Securities Portfolio currently has a Money Manager investing all or part of its assets.

         Each Money Manager or Bennington, as applicable, makes decisions to buy or sell securities independently from other Money Managers. Thus, if there is more than one Money Manager for a Portfolio, one Money Manager could be selling a security when another Money Manager for the same Portfolio is purchasing the same security. In addition, when a Money Manager's services are terminated and another retained, the new Money Manager may significantly restructure the Portfolio. These practices may increase the Portfolios' portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolios may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. Historical portfolio turnover rates for each Portfolio is listed under "Financial Highlights." These rates should not be considered as limiting factors. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolios and their shareholders. See "Investment Advisory and Other Services--Portfolio Transaction Policies" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "TAXES."

         Each Portfolio may effect portfolio transactions with or through affiliates of the Fund, Bennington or any Money Manager or its affiliates, when Bennington or the Money Manager, as appropriate, determines that the Portfolio will receive the best net price and execution. This standard would allow affiliates of Bennington and the Money Managers to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

DIVIDENDS AND DISTRIBUTIONS

         Income Dividends. The Board of Directors presently intends to declare dividends from net investment income for payment on the following schedule:



Portfolio                                Declared              Payable
---------                                --------              -------

U. S. Government Money                   Daily                 1st business day of following month

Intermediate Fixed-Income                Monthly, on last      1st business day of following month
Short-Intermediate Fixed-Income          business day of
Mortgage Securities                      month



         The U. S. Government Money Portfolio determines net investment income immediately prior to the daily determination of the Portfolio's net asset value (currently close of New York Stock Exchange, normally 4:00 p.m. Eastern time). Net investment income will be credited daily to the accounts of shareholders of record prior to the net asset value calculation and paid monthly. Shareholders of the U.S. Government Money Portfolio who place orders and wire investment monies prior to 9:00 a.m. Pacific time are deemed "shareholders of record" for that day's dividend payment. Each other Portfolio determines net investment income immediately prior to the determination of the Portfolio's net asset value on the dividend declaration day. The income will be credited to the shareholders of record prior to the net asset value calculation and paid on the next business day.

         Capital Gains Distribution. The Board of Directors intends to declare distributions from net capital gains annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Portfolio may declare special year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on December 31 of the prior year.

         Automatic Reinvestment. All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the same class of the Portfolio paying the dividend or making the distribution unless a shareholder elects to have dividends or distributions paid in cash. Shareholders may elect to invest dividends and/or distributions paid by any portfolio in shares of the same class of any other portfolio of the Fund at net asset value. The shareholder must have an account existing in the portfolio selected and must elect this option on the Account Application or on a form provided for that purpose. For further information on this option, contact your broker or call Bennington at (800) 759-3504. Any election may be changed by electronic instruction if received by Bennington no later than the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the record date.

TAXES

         Each Portfolio is treated as a separate taxable entity for federal income tax purposes and shareholders of each Portfolio will be entitled to the amount of net investment income and net realized capital gains (if any) earned by their Portfolio. The Board of Directors intends to distribute each year substantially all of each Portfolio's net investment income and net realized capital gains (if any), thereby eliminating virtually all federal income taxes to each Portfolio (but not to its investors). The Portfolios may be subject to nominal, if any, state and local taxes.

         Dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholders, whether or not reinvested, and paid in cash or in additional shares. However, depending upon the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Intermediate Fixed-Income Portfolio, the Short-Intermediate Fixed-Income Portfolio, the U. S. Government Money Portfolio and the Mortgage Securities Portfolio attributable to direct obligations of the United States Treasury, U.S. governmental agencies or instrumentalities, states, counties and other local jurisdictions may be exempt from state and local taxes. Capital gain distributions declared by the Board of Directors and distributed to the shareholders are taxed as long-term capital gains regardless of the length of time a shareholder has held such shares. Recent legislation reduced the maximum tax rate on capital gains to 20% for assets held by individuals for more than 18 months on the date of the sale or exchange of those assets (a maximum rate of 28% applies if the assets were held for more than one year and up to 18 months). A notice issued by the Internal Revenue Service provides that regulated investment companies such as the Portfolios may, but are not required to, designate which portion of a capital gain distribution qualifies for the reduced capital gain rate. Dividends and distributions may otherwise also be subject to state or local taxes. Shareholders should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         The sale of shares of a Portfolio is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any gain or loss realized upon a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will be treated generally as long-term capital gain or loss taxable at a maximum rate of 20% if the shares in the Portfolio were held for more than 18 months, "mid-term" capital gain taxable at a maximum rate of 28% if the shares were held for more than one year and up to 18 months and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

         However, all or a portion of this capital gain will be recharacterized as ordinary income if the shareholder enters into a "conversion transaction." A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction and certain other criteria are satisfied. A conversion transaction also includes a transaction that is marketed or sold as producing a capital gain if substantially all of a taxpayer's expected return from the transaction is "attributable to the time value of the taxpayer's net investment in such transaction." The Secretary of the Treasury also is authorized to promulgate regulations (which would apply only after they are issued) which specify other transactions to be included in the definition of a conversion transaction. Section 1258 of the Internal Revenue Code of 1986, as amended (the "Code") contains many ambiguities and its scope is unclear; it may be clarified or refined in future regulations or other official pronouncements. Until further guidance is issued, it is unclear whether a purchase and subsequent disposition of Portfolio shares would be treated as a conversion transaction under Section 1258. Shareholders should consult their own tax advisors concerning whether or not Section 1258 may apply to their transactions in Portfolio shares.

         Gains or losses on sales of securities by a Portfolio generally will be treated as long-term or mid-term capital gains or losses if the securities have been held by it for more than 18 months or one year, respectively, except in certain cases where the Portfolio acquires a put or writes a call thereon or the transaction is treated as a "conversion transaction." Other gains or losses on the sale of securities generally will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as "Section 1256 contracts" defined below). If an option written by a Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will generally realize a capital gain or loss. If securities are sold by the Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Portfolios' transactions may be subject to wash sale and short sale provisions of the Code. In addition, debt securities acquired by the Portfolios may be subject to original issue discount and market discount rules.

         Under the Code, special rules apply to the treatment of certain options and future contracts (Section 1256 contracts). At the end of each year, such investments held by the Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

         Shareholders of the appropriate Portfolios will be notified after each calendar year of the amounts of ordinary income and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations; and the percentages of income attributable to U.S. Government securities in the case of the Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities and U. S. Government Money Portfolios.

         Under United States Treasury Regulations, a Portfolio currently is required to withhold and remit to the United States Treasury 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's taxpayer identification number on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or required certification or which is subject to backup withholding.

         The tax discussion set forth above is included for general information only and is based upon the current law as of the date of this Prospectus.
Shareholders are urged to consult their tax advisers for further information regarding the federal, state and local tax consequences of an investment in the shares of the Fund. See "Taxes" in the Statement of Additional Information.

CALCULATION OF PORTFOLIO PERFORMANCE

         From time to time the Fund may make available certain information about the performance of the Advisor Class Shares of some or all of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Portfolios may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Portfolio or class will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         The total return of Advisor Class Shares of all Portfolios may be included in advertisements or other written material. When a Portfolio's total return is advertised with respect to its Advisor Class Shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Portfolio. Any fees charged by Service Organizations directly to their customers in connection with investments in the Advisor Class Shares of the Portfolios are not reflected in the Portfolio's total return and such fees, if charged, will reduce the actual return received by customers on their investment.

         From time to time, the Portfolios (except for the U. S. Government Money Portfolio) may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Portfolios may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc. or Morningstar, Inc.) or entities or organizations which track the performance of investment companies or investment advisers and publications that monitor the performance of mutual funds (such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Portfolio performance may be compared to well-known unmanaged indices of market performance or other appropriate indices of investment securities or with data developed by the Fund or Bennington derived from such indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Portfolio performance may also be compared, on a relative basis, to other Portfolios of the Fund. This relative comparison, which may be based upon historical or expected Portfolio performance, may be presented numerically, graphically or in text. Portfolio performance may also be combined or blended with other Portfolios of the Fund, and that combined or blended performance may be compared to the same Benchmark Indices to which individual Portfolios are compared. In addition, the Fund may from time to time compare the expense ratio of its Advisor Class Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds,

         The Bond Portfolios also may from time to time advertise their yields. The yields are based on historical earnings. Yield for the Bond Portfolios is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the period. This income is then annualized. That is, the amount of income generated by the investment during that calendar quarter is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Portfolio's portfolio.

         The U. S. Government Money Portfolio may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the U. S. Government Money Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the U.S. Government Money Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

         In reports or other communications to investors or in advertising, the Fund may discuss relevant economic and market conditions affecting the Fund. In addition, the Fund, Bennington and the Money Managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings including analysis of holdings by sector,
industry,   country   or   geographic   region,   credit   quality   and   other
characteristics. The Fund may also describe the general biography, work experience and/or investment philosophy or style of the Money Managers of the Fund and may include quotations attributable to the Money Managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objectives. The Fund may also discuss measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

         Any performance information related to the Portfolios, should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated. It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The value of Fund shares when redeemed may be more or less than their original cost. The Statement of Additional Information describes the method used to determine a Portfolio's yield and total return. In reports or other communications to shareholders or in advertising material, a Portfolio may quote yield and total return figures that do not reflect recurring fees (provided that these figures are accompanied by standardized yield and total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities or other industry publications.

VALUATION OF PORTFOLIO SHARES

         Net Asset Value Per Share. The net asset value per share of each class of the Portfolios is calculated on each business day on which shares are offered or orders to redeem are tendered by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Valuation of Portfolio Shares" in the Statement of Additional Information. A business day is one on which the New York Stock Exchange, Fifth Third and Bennington are open for business. Non-business days in 1997 will be: New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for a Portfolio by dividing the current value of the Portfolio's assets and other assets attributable to that class, less its liabilities, by the number of shares of the class of the Portfolio outstanding, and rounding to the nearest cent. All Portfolios determine net asset value as of the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time.

         Valuation of Portfolio Securities. With the exceptions noted below, the Portfolios value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price on the exchange on which the security is primarily traded. United States equity and fixed-income securities traded principally OTC, options and futures contracts are valued on the basis of the closing bid price.

         Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         International securities traded over-the-counter are valued on the basis of the mean of bid and asked prices. In the absence of a last sale or mean bid and asked price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.

         Securities held by the U. S. Government Money Portfolio and money market instruments maturing within 60 days of the valuation date held by Portfolios other than the U. S. Government Money Portfolio are valued at "amortized cost" unless the Board of Directors determines that amortized cost does not represent fair value. The U. S. Government Money Portfolio uses its best efforts to maintain a $1.00 per share net asset value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The Portfolios value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Directors.

PURCHASE OF PORTFOLIO SHARES

         Shares of the Portfolios may be purchased directly from the Portfolios with no sales charge or commission. Investors may also purchase shares of the Portfolios from intermediaries, such as a broker-dealer, bank or other financial institution. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Portfolios. Shares of the Portfolios will be sold at the net asset value next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. Net asset value is determined as set forth above under "Valuation of Portfolio Shares." All purchases must be made in U.S. dollars. The minimum initial investment requirements for Advisor Class Shares of each Portfolio are $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. The minimum initial investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The subsequent investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The Fund reserves the right to accept smaller purchases or reject any purchase order in its sole discretion.

         Orders are accepted on each business day. If Bennington receives a purchase order for shares of the U.S. Government Money Portfolio and investment monies are wired prior to 9:00 a.m. Pacific time, the shareholder will be entitled to receive that day's dividend. See "Dividends and Distributions." Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Portfolio shares must be received by Bennington prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Portfolios are offered and orders accepted, or the orders will not be accepted and invested in the particular Portfolio until the next day on which shares of that Portfolio are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Purchases by telephone may only be made as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions." No fees are currently charged shareholders by the Fund directly in connection with purchases.

         The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Bennington's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Bennington's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         Purchases through Intermediaries. Advisor Class Shares of the Portfolios may be available through Service Organizations. Certain features of the Advisor Class Shares, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Advisor Class Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Advisor Class Shares and should read this prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers.

         Order and Payment Procedures. Investments in the Portfolios may be made as follows:

                  Federal Funds Wire. Purchases may be made on any business day by wiring federal funds to Seattle First National Bank, Seattle, WA.

                  Checks. Purchases may be made by check (except that a check drawn on a foreign bank will not be accepted). If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. See "REDEMPTION OF PORTFOLIO SHARES.

                  Please  call  the  Fund  for  further   information  at  (800)
         759-3504.

                  Purchases in Kind. The Portfolios may accept certain types of securities in lieu of wired funds as consideration for Portfolio shares. Under no circumstances will a Portfolio accept any securities the holding or acquisition of which conflicts with the Portfolio's investment objective, policies and restrictions or which Bennington or the applicable Money Manager believes should not be included in the applicable Portfolio's portfolio on an indefinite basis. Securities accepted in consideration for a Portfolio's shares will be valued in the same manner as the Portfolio's portfolio securities in connection with its determination of net asset value. A transfer of securities to a Portfolio in consideration for Portfolio shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Portfolio's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers. See "Purchases in Kind" in the Statement of Additional Information.

                  IRA Accounts. The Fund has established an Individual Retirement Custodial Account Plan under which investors may set up IRA Accounts that invest in the Fund. Fifth Third serves as Custodian for the IRA Accounts. The Transfer Agent charges an annual account fee of $25 to each IRA Account with an aggregate balance of less than $10,000 on December 31. The minimum initial investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The subsequent investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. Please refer to the IRA Account plan documents: the IRA Disclosure Statement, IRA Custodial Account Agreement and IRA Application and Adoption Agreement Form for additional information, copies of which may be obtained from Bennington free of charge at (800) 759-3504.

         Exchange Privilege. Shares of any class of any Portfolio of the Fund may be exchanged for shares of any other class of any of the other portfolios offered by the Fund to the extent the shareholder meets the investment requirements of such shares and such shares are offered for sale in the investor's state of residence, on the basis of current net asset values per share at the time of the exchange. Other than the Advisor Class Shares of the Portfolios offered by this Prospectus, the portfolios of the Fund also include the Investor Class Shares of the Portfolios and Advisor Class and Investor Class Shares of the Growth Portfolio, Value and Income Portfolio, Small to Mid Cap Portfolio and the International Equity Portfolio. Advisor Class Shares and Investor Class Shares are expected to be available to qualified investors as described in the applicable prospectuses. Investor Class Shares are expected to be offered primarily through Service Organizations. Generally, fund supermarket-type programs require customers to pay either no or low transaction fees in connection with purchases or redemptions. Advisor Class Shares and Investor Class Shares may also be offered through certain Service Organizations that charge their customers transaction or other fees with respect to their customers' investments in the portfolios of the Fund. The minimum initial investment in Investor Class Shares is $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. Investor Class Shares may have different distribution and other expenses, which may affect performance. The Advisor Class Shares are not subject to shareholder service, administrative service and/or 12b-1 fees as are the Investor Class Shares. As a result, the Advisor Class Shares are expected to achieve higher investment returns than the Investor Class Shares.

         Under certain circumstances, the per share net asset value of the Investor Class Shares of the Portfolios may be lower than the per share net asset value of the Advisor Class Shares as a result of the daily expense accruals of the shareholder service and/or administrative service and/or distribution fees applicable to the Investor Class Shares. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes. See "Valuation of Portfolio Shares" in the Statement of Additional Information.

         If the exchanging shareholder does not currently own shares of the portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below under "REDEMPTION OF PORTFOLIO SHARES" and "ADDITIONAL INFORMATION--Signature Guarantees." For additional information, contact the Fund. A shareholder should obtain and read the prospectus relating to any other portfolios of the Fund before making an exchange.

         An exchange other than between classes in the same portfolio is a redemption of the shares and is treated as a sale for federal income tax purposes, and a short- or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time on 60 days' notice to shareholders. Exchanges are available only in states where exchanges may legally be made. Exchanges may be made by faxing instructions to Bennington at
(206) 224-4274 or mailing instructions to Bennington at 1420 Fifth Avenue, Suite 3130, Seattle, WA 98101. Exchanges may only be made by telephone as set out in the telephone transaction procedures set forth in "PURCHASE OF PORTFOLIO SHARES--Telephone Transactions" and "ADDITIONAL INFORMATION--Signature Guarantees." No fees are currently charged shareholders by the Fund directly in connection with exchanges.

         Telephone Transactions. A shareholder of the Fund with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Portfolio by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Portfolio, all of which must match the Fund's records; requiring that a service representative of Bennington, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

         For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolio nor Bennington will be responsible for authenticity of redemption or exchange instructions received by telephone.

REDEMPTION OF PORTFOLIO SHARES

         Portfolio shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If Bennington receives a redemption request in good order from a shareholder of the U.S. Government Money Portfolio by 9:00 a.m. Pacific time, the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Portfolio who elect this option should be aware that their account will not be credited with the daily dividend on that day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion. If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire transfer.

         If a shareholder requests a redemption check or wire made payable to someone other than the registered owner of the shares and/or sent to an address other than the address of record, the request to redeem must (1) be made in writing; (2) include an instruction to make the redemption proceeds payable to someone other than the registered owner of the shares and/or send them it to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. See "ADDITIONAL INFORMATION--Signature Guarantees."

         Portfolio shares may be redeemed by faxing instructions to Bennington at (206) 224-4274, or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Redemptions of the Portfolios' shares may be effected on any business day on which the New York Stock Exchange, Fifth Third, and Bennington are open, as long as instructions are received by Bennington by close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. In periods of severe market or economic conditions, the electronic redemption of shares may be difficult due to an increase in the amount of electronic transmissions. Use of the mail may result in the redemption request being processed at a later time than it would have been if a instructions had been sent by facsimile transmission. During the delay, the Portfolios' net asset value may fluctuate.

         Portfolio shares also may be redeemed through Service Organizations who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service. Advisor Class Shares of the Portfolios may be available through certain Service Organizations that may charge a fee to their customers.

         If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Portfolio, in lieu of cash, in conformity with any applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "VALUATION OF PORTFOLIO SHARES." If shares are redeemed in kind, the redeeming shareholders would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $500 per portfolio or whose aggregate account is less than $2,000, and who is not part of an Automatic Investment Plan. The Fund, however, will not redeem shares based solely on market reductions in net asset value. The Fund will give sixty (60) days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption.

         The Fund reserves the right to suspend the right of redemption or postpone the date of payment for the Portfolios if the unlikely emergency conditions that are specified in the Investment Company Act or determined by the SEC should exist. Shareholders uncertain of requirements for redemption should telephone the Fund at (206) 224-7420 or (800) 759-3504. Redemptions by telephone may only be made as set out in the telephone transaction procedures set forth in "PURCHASE OF PORTFOLIO SHARES-- Telephone Transactions."

         Systematic Withdrawal Plan. Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (the minimum monthly withdrawal on the Systematic Withdrawal Plan is $500.00 in aggregate) on a monthly basis on the 15th (or first business day before the 15th) and/or on the last business day of each month. An application for automatic withdrawal can be obtained from Bennington or the Fund and must be received by Bennington ten calendar days before the first scheduled withdrawal date. Automatic withdrawal may be ended at any time by the investor or the Fund. The Systematic Withdrawal Plan may be discontinued at any time by the Fund or Bennington. The Fund reserves the right to reject any Systematic Withdrawal Plan application. Purchases of additional shares concurrently with withdrawals generally are undesirable. Funds will be disbursed according to the shareholder's standing redemption instructions.

                             ADDITIONAL INFORMATION

Service Providers

         Manager,   Administrator,   Transfer  Agent,   Registrar  and  Dividend
Disbursing Agent

         Bennington, 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, is the manager and administrator of the Fund pursuant to a Management Agreement with the Fund. Bennington is also the transfer agent, registrar and dividend disbursing agent for the Portfolios, and provides other administrative, recordkeeping and compliance services to the Fund pursuant to a Transfer Agent Agreement with the Fund.

         Custodian and Fund Accounting Agent

         Fifth Third, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, acts as Custodian of the Portfolios' assets and may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third acts as Custodian for investors of the Portfolios with respect to IRA Accounts. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third also provides portfolio accounting and recordkeeping services to the Fund.

         Independent Auditors

         Deloitte & Touche LLP, 1700 Courthouse  Plaza,  Dayton,  Ohio 45402 are
the  Fund's  independent  auditors.   Shareholders  will  receive  an  unaudited
semi-annual and an audited annual financial statements.

         Fund Counsel

         Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 serves as the Fund's outside counsel.

Shareholder Servicing Arrangements

         From time to time, Bennington may enter into arrangements with certain Service Organizations to provide shareholder services or other administrative services to persons who beneficially own shares of the Advisor Class Shares of the Portfolios. Such organizations, rather than their customers, may be the shareholder of record of the shares. Such organizations may also charge a fee for this service and may require different minimum initial and subsequent investments than the Fund. Such organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. The Fund is not responsible for the failure of any such organization to carry out its obligations to its customers. The Fund does not pay any portion of the fees paid by Bennington, and Bennington does not receive any portion of any fee such Service Organizations charge their customers.

Signature Guarantees

         A signature guarantee is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular transaction, to require a signature guarantee at its discretion.

Organization, Capitalization and Voting

         The Fund was incorporated in Maryland on June 10, 1991. The Fund is authorized to issue 15 billion shares of common stock of $0.001 par value per share, currently divided into eight Portfolios, each with two classes of shares, the Advisor Class Shares and the Investor Class Shares. Investor Class Shares may have different distribution and other expenses, which may affect performance. The Advisor Class Shares are not subject to shareholder service, administrative service and/or 12b-1 fees as are the Investor Class Shares. As a result, the Advisor Class Shares are expected to achieve higher investment returns than the Investor Class Shares. Please contact your sales representative, or the Fund at (800) 759-3504, for additional information about the Investor Class Shares for the Portfolios or the Investor Class Shares and Advisor Class Shares of the Equity Portfolios. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. All shares of a Portfolio are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Portfolios' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Shareholders of a class of shares or Portfolio have separate voting rights with respect to matters that only that affect that class or Portfolio. See "Other Information--Voting Rights" in the Statement of Additional Information.

         The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. Any proposals by shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, if any. If there was no annual meeting held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made. See "Multi-Class Structure".

         As of April 24, 1998, the following persons were the owners of record of 25% or more of the Portfolios of the Fund:



                                   Intermediate     Intermediate     Mortgage        U.S. Government
Beneficial Owner                   Fixed-Income     Fixed-Income     Securities            Money
----------------                   ------------     ------------     ----------      ---------------

Zions First National Bank                              42.33%         46.30%             65.44%
One South Main Street
Salt Lake City, UT 84130

One Valley Bank NA                                                                       30.73%
P. O. Box 1793
Charleston, WV  25326

Marshall & Ilsley Trust Co.           31.92%
1000 N. Water Street, TR14
Milwaukee, WI  53202



         As of April 24, 1998, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio. The fiscal year end for each Portfolio is December 31.

Shareholder Inquiries and Reports to Shareholders

         The Fund's Annual Report to Shareholders, containing further information about performance, is available without charge from the Fund. Inquiries regarding the Portfolios and requests for Annual Reports should be addressed to the Fund at P. O. Box 1748, Seattle, Washington 98111-9865, or by telephone at (206) 224-7420 or (800) 759-3504.

Glass-Steagall Act

         The Glass-Steagall Act and other applicable laws generally prohibit banks that are members of the Federal Reserve System from engaging in the business of underwriting, selling, distributing securities or engaging in investment advisory activities. To the extent that banks or subsidiaries of banks are deemed to be performing any such activities, the Fund believes such entities may engage in such activities for the Portfolios without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, it is possible that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent such entities from continuing to engage in such activities for the Portfolios. If such entities were prohibited from acting in such capacities as a result of such future changes, changes in the operation of the Fund might occur or a shareholder serviced by such entity might no longer be able to avail itself of any services then being provided. The Board of Directors does not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences but if such consequences result, it is expected that the Board of Directors would direct the Fund to make other arrangements for the Fund or the shareholders of the Fund.

                             MONEY MANAGER PROFILE

         The following information as to the Money Manager for the Mortgage Securities Portfolio has been supplied by that Money Manager. The Statement of Additional Information contains further information concerning the Money Manager, including a description of its business history and identification of its controlling persons.

Mortgage Securities Portfolio

         BlackRock, Inc., 345 Park Avenue, 29th Floor, New York, NY 10154 ("BlackRock"), is the Money Manager of the Mortgage Securities Portfolio. BlackRock (formerly BlackRock Financial Management, Inc.) is a Delaware corporation, jointly owned by its employees and PNC Bank, N.A. ("PNC"). Approximately 20% of BlackRock is owned by its 37 managing directors and the remaining 80% by PNC. PNC is a commercial bank whose principal office is in Pittsburgh, PA and is wholly-owned by PNC Bank Corp., a bank holding company. BlackRock is a registered investment adviser and is organized such that day-to-day management and investment decisions are made by a committee and no one person is primarily responsible for making recommendations to that committee. BlackRock serves as investment adviser to fixed-income and equity investors in the United States and overseas through funds and institutional accounts.

                                                                      APPENDIX A



         The  following  information  as to each index has been  supplied by the
respective   preparer   of  the   index  or  has  been   obtained   from   other
publicly-available information.

                             DESCRIPTION OF INDICES

Lehman Brothers Government/Corporate Index (Intermediate Fixed-Income Portfolio)

Lehman  Brothers   Government/Corporate   1-5  Year  Index   (Short-Intermediate
Fixed-Income Portfolio)

Lehman Brothers Mortgage-Backed Securities Index (Mortgage Securities Portfolio)


         The Lehman Brothers Bond Indices include fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch Investors Service, Inc. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

         The Lehman Brothers Government/Corporate Index is made up of the Government and Corporate Bond Indices.

         The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the United States Treasury, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Government Bond Index also includes the 1-3 Year Government Index, composed of Agency and Treasury securities with maturities of one to three years, and the 20 Year Treasury Index, comprising Treasury issues with 20 years or more to maturity.

         The Corporate Bond Index includes all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

         The 1-5 Year Government/Corporate Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

         The Mortgage-Backed Securities Index covers all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Graduated Payment Mortgages (GPMs) are included, but Graduated Equity Mortgages (GEMs) are not.

BENNINGTON CAPITAL MANAGEMENT L. P.
U.S. Bank Centre
1420 Fifth Avenue, Suite 3130
Seattle, Washington  98101
Telephone:           206/224-7420
                     800/759-3504
Facsimile:           206/224-4274

No dealer, sales person or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information and representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Portfolios, Bennington or the Money Managers since the date hereof; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.


Accessor(R) and Alloset(R) are registered trademarks of Bennington Capital Management L.P.

ACCESSOR(R) FUNDS, INC.                                       1420 Fifth Avenue
                                                                     Suite 3130
EQUITY PORTFOLIOS--Investor Class Shares                     Seattle, WA  98101
PROSPECTUS - May 1, 1998                                         (800) 759-3504
--------------------------------------------------------------------------------
New Account Information and Shareholder Services                 (206) 224-7420
--------------------------------------------------------------------------------


ACCESSOR(R)FUNDS, INC. (the "Fund"), is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. Each portfolio intends to offers two classes of shares, Advisor Class Shares and Investor Class Shares. This Prospectus pertains only to the Investor Class Shares of the following four equity portfolios of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):

                                GROWTH PORTFOLIO
                           VALUE AND INCOME PORTFOLIO
                           SMALL TO MID CAP PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

and sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Through a separate prospectus, the Fund intends to offer an additional class of shares, the Advisor Class Shares, for the Portfolios and through separate prospectuses, the Fund intends to offer
Investor Class Shares and Advisor Class Shares for the four fixed-income portfolios of the Fund. Advisor Class Shares have different expenses that would affect performance. Investors desiring to obtain information about the Advisor Class Shares should call (800) 759-3504 or ask their sales representative. See "Description of the Fund --Multiple Classes of Shares."

The Fund has filed a Statement of Additional Information, dated May 1, 1998, with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, containing further information about the portfolios and the Fund that may be of interest to investors, is incorporated herein by reference in its entirety. A free copy may be obtained by writing or calling the Fund at the address or phone number shown above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

INVESTMENTS IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE PORTFOLIOS ENTAILS RISK OF LOSS, INCLUDING THE POSSIBLE LOSS OF THE PRINICIPAL AMOUNT INVESTED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            Page

SUMMARY.......................................................................3
FEES AND PORTFOLIO EXPENSES...................................................7
PORTFOLIO MANAGEMENT..........................................................9
DESCRIPTION OF THE PORTFOLIOS.................................................9
         GENERAL..............................................................9
         RISK FACTORS AND SPECIAL CONSIDERATIONS.............................10
         INVESTMENT OBJECTIVES AND INVESTMENT POLICIES.......................10
         INVESTMENT POLICIES.................................................12
         INVESTMENT RESTRICTIONS.............................................20
GENERAL MANAGEMENT OF THE PORTFOLIOS.........................................20
THE MONEY MANAGERS...........................................................24
EXPENSES OF THE PORTFOLIOS...................................................29
PORTFOLIO TRANSACTION POLICIES...............................................29
DIVIDENDS AND DISTRIBUTIONS..................................................30
TAXES........................................................................30
CALCULATION OF PORTFOLIO PERFORMANCE.........................................32
VALUATION OF PORTFOLIO SHARES................................................34
PURCHASE OF PORTFOLIO SHARES.................................................35
REDEMPTION OF PORTFOLIO SHARES...............................................38
ADDITIONAL INFORMATION.......................................................39
         SERVICE PROVIDERS...................................................39
         OTHER ARRANGEMENTS..................................................39
         SIGNATURE GUARANTEES................................................40
         ORGANIZATION, CAPITALIZATION AND VOTING.............................40
         SHAREHOLDER INQUIRIES AND REPORTS TO SHAREHOLDERS...................41
         GLASS-STEAGALL ACT..................................................41
MONEY MANAGER PROFILES.......................................................41
         GROWTH PORTFOLIO....................................................41
         VALUE AND INCOME PORTFOLIO..........................................41
         SMALL TO MID CAP PORTFOLIO..........................................42
         INTERNATIONAL PORTFOLIO.............................................42
DESCRIPTION OF INDICES......................................................A-1
         STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX .................A-1
         S&P/BARRA GROWTH INDEX.............................................A-1
         S&P/BARRA VALUE INDEX..............................................A-1
         WILSHIRE 4500 INDEX................................................A-2
         MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EMF INDEX..............A-2

                                     SUMMARY

         The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

         The Fund. The Fund is a multi-managed, no-load, open-end, management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies.

         Multi-Class Structure. Each portfolio intends to offer two classes of shares, the Advisor Class Shares and the Investor Class Shares through different prospectuses. The shares of each Portfolio existing prior to May 1, 1998, when the multi-class structure was established, are redesignated as Advisor Class Shares. The Investor Class Shares are primarily available through financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers, and other financial intermediaries and through the various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively, "Service Organizations") that may impose additional or different conditions on purchase or redemption of Fund shares and may charge transaction or account fees. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Generally fund supermarket-type programs require customers to pay either no or low transaction fees in connection with purchases or redemptions, while other Service Organizations may charge a fee for their services. Service Organizations may enter into written agreements with the Fund on behalf of the Investor Class Shares, which allow reimbursements or payments directly by the Fund for administrative services, shareholder services and distribution-related services. See the "Distribution Plan", "Shareholder Service Plan" and "Administrative Services Plan" and the "Multi-Class Structure" in the Statement of Additional Information for more detailed information about the Investor Class Shares. Advisor Class Shares are primarily available directly from the Fund. Advisor Class Shares are also available from Service Organizations, which may charge a fee for their services. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions.

         Bennington may enter into arrangements with Service Organizations and pay such organizations directly for services provided by Service Organizations. See "Additional Information--Other Arrangements".

         Equity Portfolios--Investor Class Shares Prospectus. This Prospectus pertains only to the Investor Class Shares of the Fund's Growth Portfolio, Value and Income Portfolio, Small to Mid Cap Portfolio (collectively, the "Domestic Equity Portfolios") and the International Equity Portfolio (the "International Portfolio"). See "Description of the Portfolios--General" "--Investment Objectives and Investment Policies", " and "--Multi-Class Structure".

         Each Portfolio seeks to achieve its investment objective by using investment policies and strategies which are distinct from the investment policies and strategies of other portfolios of the Fund. The investment objective and the name of the investment management organization (individually, the "Money Manager" and collectively, the "Money Managers") for each of the Portfolios are described below:

0 GROWTH PORTFOLIO -- Geewax, Terker & Co.1-- seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the 500 U.S. issuers which make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

0 VALUE AND INCOME PORTFOLIO -- Martingale Asset Management, L.P. -- seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the 500 U.S. issuers which make up the S&P 500.

0 SMALL TO MID CAP PORTFOLIO2 -- Symphony Asset Management, Inc.3 -- seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

0 INTERNATIONAL EQUITY PORTFOLIO -- Nicholas-Applegate Capital Management -- seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

         Management. Bennington Capital Management L.P., a Washington limited partnership ("Bennington"), is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. See "General Management of the Portfolios."

         Purchase and Redemption of Shares. Investor Class Shares offered by this Prospectus are intended to be purchased and redeemed by shareholders either
(i) directly from the Portfolios, or (ii) through Service Organizations that may charge a transaction or account fee for their services, at net asset value next determined after an order for purchase or redemption has been received. The Service Organizations are responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. The minimum initial investment for Investor Class Shares of the Portfolios is $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. See "Purchase of Portfolio Shares" and "Redemption of Portfolio Shares."

         Risk Factors and Special Considerations. The Fund is designed to provide diverse opportunities in equity and debt securities. There can be no assurance that the investment objective for any Portfolio will be achieved. See "Description of the Portfolios--Risk Factors and Special Considerations."

         Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. Up to 20% of the net assets of the Growth, Value and Income and Small to Mid Cap Portfolios and up to 100% of the net assets of the International Portfolio may be held in securities denominated in one or more foreign currencies, which will result in that Portfolio bearing the risk that those currencies may lose value in relation to the U.S. dollar. Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into forward currency contracts and repurchase agreements and trading futures contracts and options on futures contracts. In particular, emerging markets are associated with substantial investment risks. These risks include market volatility, investment illiquidity, currency risk, political instability and unexpected changes in economic policy including capital controls, expropriation, taxes and hyper-inflation. Emerging markets may exhibit substantially greater volatility than the U.S. and more developed foreign markets. See "Description of the Portfolios--Investment Objectives and Investment Policies", "Investment Policies--Risks of Investing in Foreign Securities--Special Risks of Investing in Foreign Securities of Emerging Countries" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

         Dividends and Distributions. Each Portfolio intends to distribute at least annually to its shareholders substantially all of its net investment income and its net realized long- and short-term capital gains. Dividends from the net investment income of the Domestic Equity Portfolios will be declared and paid quarterly. Dividends from the net investment income of the International Portfolio will be declared and paid annually. See "Dividends and Distributions."

         Taxation. Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company for federal income tax purposes. As such, the Fund anticipates that no Portfolio will be subject to federal income tax on income and gains that are distributed to shareholders. See "Taxes."

         Service Providers.

         Bennington is the manager and administrator of the Fund, as described above. Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington provides transfer agent, registrar, dividend disbursing agent, recordkeeping, administrative and compliance services to the Fund, pursuant to its Transfer Agency and Administrative Agreement (the "Transfer Agent Agreement") with the Fund.

         The Fifth Third Bank, an Ohio banking corporation ("Fifth Third"), acts as custodian (the "Custodian") of the Portfolios' assets, including accounts established under the Fund's Individual Retirement Custodial Account Plan ("IRA Accounts"). Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors (the "Board of Directors"). Fifth Third also performs accounting, recordkeeping, and other services for the Fund (the "Fund Accounting Agent").

         Deloitte & Touche LLP are the Fund's independent auditors.

         Mayer, Brown & Platt serves as the Fund's outside legal counsel. See "Additional Information--Service Providers."


--------
1 Formerly managed by State Street Bank and Trust Company. See Statement of Additional Information for more detailed information.
2 Formerly the "Small Cap Portfolio." See Statement of Additional Information for more detailed information.
3 Effective July 1, 1998, Symphony Asset Management LLC, an affiliate of Symphony Asset Management, Inc., will become the Money Manager. See "Money Manager Profiles".

                           FEES AND PORTFOLIO EXPENSES

         The following table lists the fees and expenses that an investor should expect to incur as a shareholder of Investor Class Shares of each of the Portfolios based on projected annual operating expenses.

SHAREHOLDER TRANSACTION EXPENSES(a)                Portfolios(b)
                                      ---------------------------------------
                                               Value     Small to
                                    Growth  and Income   Mid Cap   International
                                    ------  ----------   -------   -------------
Sales Load on Purchases              None      None        None         None
Sales Load on Reinvested Dividends   None      None        None         None
Deferred Sales Load                  None      None        None         None
Redemption Fees/Exchange Fees(c)     None      None        None         None

----------
(a) Shares of the Portfolios are expected to be sold primarily through Service Organizations that may charge shareholders a fee. See "General Management of the Portfolios--Distribution."
(b) An annual maintenance fee of $25.00 may be charged by the Transfer Agent to each IRA Account with an aggregate balance of less than $10,000 on December 31 of each year.
(c) The Transfer Agent may charge a processing fee of $10.00 for each redemption check requested by a shareholder. See "Redemption of Portfolio Shares."


ANNUAL PORTFOLIO OPERATING EXPENSES(a)                  Portfolios
(as a percentage of average daily net assets)-----------------------------------
                                              Value     Small to
                                   Growth   and Income   Mid Cap   International
                                    ------   ----------   -------   -----------
Management Fees(b)                   0.65%     0.77%       1.02%        1.15%
12b-1 Fees(c)                        0.25%     0.25%       0.25%        0.25%
Other Expenses                       0.33%     0.36%       0.28%        0.50%
   Administrative Fees(d)            0.25%     0.25%       0.25%        0.25%
Total Other Expenses                 0.58%     0.61%       0.53%        0.75%
Total Portfolio Operating Expenses   1.48%     1.63%       1.80%        2.15%
                                     ====      ====        ====         ====

----------

(a) The table data reflects fees and expenses expected to be incurred during the fiscal year ended December 31, 1998, not actual expenses. For actual expenses of the Portfolios, prior to establishing the multi-class structure incurred during the fiscal year ended December 31, 1997, see "Fees and Portfolio Expenses" in the Equity Portfolios--Advisor Class Shares Prospectus or the Annual Report for the period ended December 31, 1997.

(b) Management fees consist of the management fee paid to Bennington and the Money Manager fee paid to each Portfolio's Money Manager. See "General Management of the Portfolios--Fund Manager Services and Fees" and "The Money Managers--Money Manager Fees."

(c) The Distribution Plan for Investor Class Shares has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Investment Company Act"). In addition, a Shareholder Service Plan has been adopted for the Investor Class Shares. The combination of the fees paid pursuant to the Distribution Plan and the Shareholder Service Plan, may be no more than .25% per annum. See "General Management of the Portfolios--Distribution Plan."

(d) An Administrative Services Plan has been adopted for Investor Class Shares. Pursuant to such Administrative Services Plan, the Fund may pay Service Organizations who have entered into such arrangements with the Fund up to 0.25% of the average daily net assets of their clients who may from time to time beneficially own Investor Class Shares of the Portfolios. The Administrative Service Fee is not for distribution related activities.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

                                          Portfolios
               -----------------------------------------------------------------
                                   Value            Small to
                 Growth          and Income          Mid Cap       International
                 ------          ----------          -------       -------------

One Year           $15              $17                $18             $22
Three Years        $47              $51                $57             $67
Five Years         $81              $89                $97             $115
Ten Years          $177             $193               $212            $248


         The example assumes Money Manager and other fees are paid at the rates provided in the Annual Portfolio Operating Expenses table above. For a discussion of certain management and Money Manager fees, see footnote (b) to the Annual Portfolio Operating Expenses table.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Investors should be aware that long term shareholders of Investor Class Shares of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc. (the "NASD").

         The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Investor Class Shares of the Portfolios will bear directly or indirectly. For a more complete description of the various costs and expenses, see "Expenses of the Portfolios" in the Statement of Additional Information.

                              PORTFOLIO MANAGEMENT

         Bennington is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios. Bennington allocates the assets within a Portfolio among any Money Managers selected. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. Bennington may add or terminate a Money Manager at any time, subject to approval by the Board of Directors and prompt notification of the applicable Portfolio's shareholders. A separate Money Manager currently manages the assets of each Portfolio. See "Money Manager Profiles" and "The Money Managers."

         Although Bennington's activities are subject to general oversight by the Board of Directors and the officers of the Fund, neither the Board nor the officers evaluate the investment merits of Bennington's or any Money Manager's individual security selections. The Board of Directors will review regularly the Portfolios' performance compared to the applicable indices and also will review the Portfolios' compliance with their investment objectives and policies. See "General Management of the Portfolios."

                          DESCRIPTION OF THE PORTFOLIOS
General

         The Fund is a Maryland corporation and was organized in June 1991 as a multi-managed, no load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. Each portfolio issues two classes of shares, Advisor Class Shares and Investor Class Shares. This Prospectus covers only the Investor Class Shares of the four equity Portfolios of the Fund. The Advisor Class Shares of the four equity Portfolios of the Fund as well as the Advisor Class Shares and Investor Class Shares of the Fund's other four portfolios, which are designed for investment in fixed-income securities, are intended to be offered through separate prospectuses. Each Portfolio's assets are invested by Bennington and/or a Money Manager that has been analyzed, evaluated and recommended by Bennington. Bennington also operates and administers the Fund and monitors the performance of the Money Managers. Each Portfolio's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act. Other policies reflect current practices of the Portfolios, and may be changed by the Portfolios without the approval of shareholders. This section of the Prospectus describes each Portfolio's investment objective, policies and restrictions. A more detailed discussion appears in the Statement of Additional Information and includes a list of the Portfolios' investment restrictions.

         Under normal circumstances, each Portfolio will invest more than 80% of its total assets in the types of securities identified in its statement of objective as principal investments. Bennington will attempt to have each Portfolio managed so that the Portfolio's investment performance equals or exceeds the total return performance of a relevant index (each a "Benchmark Index" and collectively the "Benchmark Indices"). See Appendix A for a description of the Benchmark Indices. Each Portfolio may have up to 20% of its total assets invested in money market instruments to provide liquidity. If, in the opinion of Bennington or a Money Manager, market or economic conditions warrant, any Portfolio may adopt a temporary defensive strategy. In that event, a Portfolio may hold assets as cash reserves without limit. See "Investment Policies--Liquidity Reserves." There can be no assurance that the investment objective for any Portfolio will be realized.

         No Portfolio will invest in fixed-income securities, including convertible securities, rated less than A by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by Bennington or a Money Manager to be of a lesser credit quality than those designations. The Portfolios will sell securities that they have purchased in a prudent and orderly fashion when ratings drop below these minimum ratings. See Appendix A in the Statement of Additional Information for a description of securities ratings.

Risk Factors and Special Considerations

         The Fund is designed to provide diverse opportunities in equity and debt securities. No assurance can be given that the Portfolios will achieve their investment objectives.

         Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. See "Investment Policies--Risks of Investing in Foreign Securities" and "--Special Risks of Investing in Foreign Securities of Emerging Countries." Up to 20% of the net assets of the Domestic Equity Portfolios and up to 100% of the net assets of the International Portfolio may be held in securities denominated in one or more foreign currencies, which will result in that Portfolio bearing the risk that those currencies may lose value in relation to the U.S. dollar. Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into forward currency contracts and repurchase agreements and trading futures contracts and options on futures contracts. See "Description of the Portfolios Investment Policies." The use of options and futures transactions by a Portfolio entails certain risks, including the risk that to the extent the Money Manager's views as to certain market movements are incorrect, the use of such instruments could result in losses greater than if they had not been used. Such instruments may also force sales or purchases of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. Also, when used for hedging existing positions, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. See "Description of the Portfolios--Investment Policies" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

         The use of multiple Money Managers in any given Portfolio or the replacement of a Portfolio's Money Manager may increase a Portfolio's portfolio turnover rate, realization of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolios and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Portfolio Transaction Policies" and "Taxes."

Investment Objectives and Investment Policies

         The investment objective of each Portfolio is fundamental and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Statement of Additional Information. The other investment policies and practices of each Portfolio, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Directors without shareholder approval. For a more detailed discussion regarding the benchmark indices, see Appendix A.

         The GROWTH PORTFOLIO seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the S&P 500.

         The Portfolio seeks to achieve this objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to equal or exceed the total return performance of the S&P/BARRA Growth Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Current income will not be a primary objective. Since the prices of growth stocks tend to be more volatile and more sensitive to economic and market swings than those of average stocks, Bennington expects that the Portfolio will underperform the overall U.S. stock market during periods of general market weakness, although this is not inconsistent with the goal of outperforming the S&P/BARRA Growth Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in common stocks of foreign issuers with large market capitalizations whose securities have greater than average growth characteristics. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The VALUE AND INCOME PORTFOLIO seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the S&P 500.

         The Portfolio seeks to achieve this objective by investing principally in common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks have higher than average dividend yield relative to other stocks of issuers in the same industry, or whose stocks have lower price multiples (either price/earnings or price/book value) than others in their industries, or which, in the opinion of the Money Manager, have improving fundamentals (such as growth of earnings and dividends). The Money Manager will attempt to equal or exceed the total return performance of the S&P/BARRA Value Index over a market cycle of five years. Because the prices of value stocks tend to be less volatile and less sensitive to economic and market swings than those of average stocks, Bennington expects that the Value and Income Portfolio will underperform the overall U.S. stock market during periods of general market strength and will lose less value than the overall U.S. stock market during times of general market decline, although this is not inconsistent with the goal of outperforming the S&P/BARRA Value Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in income-producing equity securities of foreign issuers with large market capitalizations. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The SMALL TO MID CAP PORTFOLIO seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

         Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% of the value of its total assets in equity securities of small and medium capitalization issuers. Small capitalization issuers are issuers which have a capitalization of $1 billion or less at the time of investment whereas medium capitalization issuers have a capitalization ranging from $1 billion to $5 billion at the time of investment. The Portfolio invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. The Money Manager will attempt to equal or exceed the total return performance of the Wilshire 4500 Index over a market cycle of five years by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or growth of stock price. Current income will not be a primary objective. Since the prices of small to medium capitalization growth stocks tend to be more volatile and more sensitive to economic and market swings than those of stocks comprising the S&P 500, Bennington expects that the Small to Mid Cap Portfolio will underperform the S&P 500 during periods of general market weakness, although this is not inconsistent with the goal of outperforming the Wilshire 4500 Index over a market cycle. Under normal circumstances, up to 20% of the Portfolio's net assets may be invested in common stocks of foreign issuers with small market capitalizations. The Portfolio may engage in various portfolio strategies to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The INTERNATIONAL EQUITY PORTFOLIO seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

         The Portfolio seeks to achieve this objective by investing at least 65% of its total assets principally in equity securities issued by companies domiciled in Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom) and the Pacific Rim (including Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore). The Portfolio may also invest in securities of countries generally considered to be emerging or developing countries by the World Bank, the International Finance Corporation, the United Nations or its authorities ("Emerging Countries"). The International Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries or (ii) the issuer is organized under the laws of, and has a principal office in, an Emerging Country. See " Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries." The Portfolio intends to maintain investments in at least three different countries outside the United States. The Portfolio will treat securities issued by any one foreign government, its agencies and instrumentalities as if they are securities having their principal business activities in the same industry. The Portfolio will not purchase securities issued by any one foreign government if as a result 25% or more of the Portfolio's total assets would be invested in securities issued by that one foreign government. The Portfolio may invest up to 20% of its net assets in fixed-income securities, including instruments issued by foreign governments and their agencies, and in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations. The Money Manager will attempt to equal or exceed the net yield (after withholding taxes) of the Morgan Stanley Capital International ("MSCI") EAFE(R) + EMF Index. See "The Money Managers--Benchmark Indices." The Portfolio may invest in securities denominated in currencies other than U.S. dollars.

         The securities markets of most countries the International Portfolio can invest in have substantially less trading volume than the securities markets of the United States and Japan, and the securities traded in those countries are less liquid and more volatile than securities of comparable U.S. companies. As a result, these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is the case in the United States. In addition, these securities markets generally are not as highly regulated as U.S. markets. Consequently, there may be limited liquidity for certain securities and the prices at which the Portfolio may acquire investments may be affected by the trading of others on material non-public information. Some countries impose substantial restrictions on investments in their capital markets by foreign entities such as the Portfolio, but this is not anticipated to limit the Money Manager's ability to make suitable investments for the Portfolio. See "Investment Policies--Risks of Investing in Foreign Securities" and "--Special Risks of Investing in Foreign Securities of Emerging Countries." The Portfolio may use options on stocks and currencies, forward foreign currency exchange contracts and financial futures contracts to reduce certain risks of its investments and may thereby enhance income, but not for speculation. See "Investment Policies--Forward Foreign Currency Exchange Contracts," "--Options" and "--Futures Contracts."

Investment Policies

         Liquidity Reserves. Each Portfolio is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities to be acquired by a Portfolio or cash to provide for payment of the Portfolio's expenses or to permit the Portfolio to meet redemption requests) in money market instruments or in debt securities which are at least comparable in quality to the Portfolio's permitted investments. Under normal circumstances, no more than 20% of a Portfolio's net assets will be comprised of these instruments. The Portfolios also may enter into financial futures contracts in accordance with their investment objectives to minimize the impact of cash balances. See "General Management of the Portfolios" and "Investment Policies--Liquidity Reserves" in the Statement of Additional Information.

         Money Market Instruments. Each Portfolio may invest up to 20% of its net assets in:

                  (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Portfolio of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Portfolios may invest in Eurodollar instruments of foreign and domestic banks; and

                  (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Portfolio's Money Manager under the supervision of Bennington and the Board of Directors.

         "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Portfolio's Money Manager or Bennington under the general supervision of the Board of Directors. The purchase by the Portfolio of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

         In selecting commercial paper and other corporate obligations for investment by a Portfolio, the Money Manager also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Bennington monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Portfolio. If commercial paper or another corporate obligation held by a Portfolio is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Bennington and the Board of Directors will promptly reassess whether that security presents minimal credit risks and whether the Portfolio should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Portfolio will dispose of the security as soon as reasonably practicable unless Bennington and the Board of Directors determine that to do so is not in the best interests of the Portfolio and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

         U.S. Government Securities. Each Portfolio may invest in United States Treasury securities, including bills, notes, bonds and other debt securities issued by the United States Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and their issue dates.

         The Portfolios may invest in securities issued by agencies or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

         Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include obligations issued by (i) the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service (each of these issuers has the right to borrow from the United States Treasury to meet its obligations) and (ii) the Federal Farm Credit Bank and the Federal Home Loan Bank (each of these issuers may rely only on the individual credit of the issuing agency to satisfy its obligations). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.

         Obligations issued or guaranteed as to principal and interest by the U.
S. Government may be acquired by a Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. These custodial receipts are commonly referred to as U.S. Treasury STRIPS.

         Repurchase Agreements. Each Portfolio may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Portfolio's cost plus interest within a specified time (ordinarily a week or less). If the party agreeing to repurchase should default and if the value of the securities held by the Portfolio should fall below the repurchase price, the Portfolio could incur a loss. Subject to the limitation on investing no more than 15% of a Portfolio's net assets in illiquid securities, no Portfolio will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. See "Investment Policies--Illiquid Securities."

         Repurchase agreements will at all times be fully collateralized by U.S. Government obligations or other collateral in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. Such collateral will be held by the Fund's Custodian, either physically or in a book-entry account.

         Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

         A Portfolio will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Board of Directors. Bennington or the Money Managers monitor the creditworthiness of such parties under the general supervision of the Board of Directors. See "Investment Policies--Repurchase Agreements" in the Statement of Additional Information.

         Rights and Warrants. Each Portfolio may acquire up to 5% of its net assets in rights and warrants in securities of issuers that meet each Portfolio's investment objective and policies. See "Investment Restrictions" and "Investment Policies--Rights and Warrants" in the Statement of Additional Information.

         Privately-Issued STRIP Securities. The Portfolios may invest up to 5% of their net assets in privately-issued STRIP securities. See "Investment Policies--Privately-Issued STRIP Securities" in the Statement of Additional Information.

         Reverse Repurchase Agreements. Each Portfolio's entry into reverse repurchase agreements, together with its other borrowings, is limited to 5% of its net assets. See "Investment Policies--Reverse Repurchase Agreements" in the Statement of Additional Information.

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions deemed creditworthy by Bennington and the applicable lending agent. The outstanding loans may not exceed in the aggregate the maximum amount of the value of the Portfolio's net assets allowed by applicable law, currently 33-1/3% Such loans are callable at any time by the Portfolio and are at all times secured by cash or U.S. Government securities, irrevocable letters of credit or such other acceptable collateral that is at least equal to the market value, determined daily, of the loaned securities. The Portfolio will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Portfolio will be invested in any securities in which the Fund is authorized to invest. A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of right in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Portfolio continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. The risks of lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy as monitored by Bennington and the lending agent pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would be borne by the Portfolio.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. See "Investment Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

         Illiquid Securities. No Portfolio may invest more than 15% of its net assets in illiquid securities. Securities which are illiquid include repurchase agreements of more than seven days duration, securities which lack a readily available market or have legal or contractual restrictions on resale, certain interest only/principal only strips and over-the-counter ("OTC") options. Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market are not deemed illiquid for purposes of this limitation, pursuant to liquidity procedures that have been adopted by the Board of Directors. Investing in Rule 144A securities could result in increasing the level of a Portfolio's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. The International Portfolio will treat investments of the International Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities. See "Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries--Political and Economic Factors." Each Money Manager will monitor the liquidity of such restricted securities under the supervision of Bennington and the Board of Directors. See "Investment Policies--Illiquid Securities" in the Statement of Additional Information.

         Forward Foreign Currency Exchange Contracts. The International Portfolio may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.

         When the International Portfolio invests in foreign securities, it may enter into forward foreign currency exchange contracts in several circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Portfolio may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the International Portfolio may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Portfolio of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Portfolio's records at the trade date and maintained until the transaction is settled.

         Options.  Each  Portfolio  may  purchase put and call options and write
(sell) "covered" put and "covered" call options. The Domestic Equity Portfolios may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the OTC market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Portfolios may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase.

         The International Portfolio may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolios. If the counterparty fails to take delivery of the securities underlying an option it has written, the Portfolios must rely on the credit quality of the counterparty. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Portfolio may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Portfolio may trade options on international stocks or international stock indices in a manner similar to that described above.

         A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Portfolio owns the optioned securities or the Portfolio maintains in a segregated account with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least sufficient to meet its obligations under the call option, or if the Portfolio owns an offsetting call option. When a Portfolio writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio foregoes any gain from an increase in the market price of the underlying security over the exercise price.

         The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Portfolio deposits with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercise price of the put option.

         The Portfolios will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Portfolio exceed 25% of its net assets other than OTC options and the assets used as cover for written OTC options. The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Furthermore, the Portfolios will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Portfolio's total net assets, subject to the foregoing limitations.

         When a Portfolio writes either a put or call option, the Portfolio is required to deposit an initial margin with the Fund's Custodian for the benefit of the options broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its option commitment. When the Portfolio writes options and an adverse price movement occurs, the Portfolio may be called upon to deposit an additional or variation margin. Both the initial and additional or variation margin must be made in cash or U.S. Government securities. The required margin amount is subject to change by the appropriate exchange or regulatory authority.

         Futures Contracts. Each Portfolio is permitted to enter into financial futures contracts, stock index futures contracts and related options ("futures contracts") in accordance with its investment objective. The International Portfolio also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

         A "financial futures contract" is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract which cancels the original contract to make or take delivery.

         The Portfolios may purchase and write options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures contracts are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option.

         Upon entering into a futures contract, a Portfolio is required to deposit in a segregated account with the Fund's Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitment. The initial margin amount is subject to change by the appropriate exchange or regulatory authority. The Portfolio will also be required to settle any gains or losses on a daily basis in cash (variation margin). If the Portfolio is unable to meet an additional margin requirement, the Portfolio may be forced to close out its position at a price that may be detrimental to the Portfolio. When trading futures contracts, a Portfolio will not commit more than 5% of the market value of its total assets as initial margins. See "Investment Policies--Futures Contracts" in the Statement of Additional Information.

         Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Taxes" in the Statement of Additional Information.

         Risks of Investing in Foreign Securities. The Portfolios may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

         In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

         If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Portfolio's securities denominated in that currency. Such changes also will affect the Portfolio's income and distributions to shareholders. In addition, although the Portfolio will receive income in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been accrued and translated into U.S. dollars, the Portfolio could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Portfolio is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

         Special Risks of Investing in Foreign Securities of Emerging Countries.

         Political and Economic Factors. Investing in Emerging Countries involves potential risks relating to political and economic developments abroad. Governments of many Emerging Countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in Emerging Countries, which could affect the value of securities in the Portfolios. The value of the investments made by the Portfolios will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolios have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. While the Money Managers intend to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolios to suffer a loss of interest or principal on any of its holdings. The Portfolios will treat investments of the Portfolios that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

         Foreign Exchange Risk. The value of non-U.S. dollar denominated securities of issuers in Emerging Countries is affected by changes in currency exchange rates or exchange control regulations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are affected by the international balance of payments, economic and financial conditions, government intervention, speculation and other factors. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the U.S. dollar and major adjustments have been made in certain of them at times.

         Investing in Securities Markets of Emerging Countries. Certain of the risks associated with investments generally are heightened for investments in Emerging Countries. For example, securities markets in Emerging Countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolios are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Portfolios due to subsequent declines in value of securities or, if the Portfolios have entered into a contract to sell securities, could result in possible liability to the purchaser.

         Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

         Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolios could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolios of any restrictions on investments.

         Costs associated with transactions in securities of companies in Emerging Countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Portfolio purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in Emerging
Countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

         Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. See "Redemption of Portfolio Shares."

Investment Restrictions

         Each Portfolio is subject to investment restrictions which, as described in more detail in the Statement of Additional Information, have been adopted by the Fund on behalf of the Portfolios as fundamental policies that cannot be changed with respect to a Portfolio without the approval of the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act. Among other restrictions, the Portfolios will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of a Portfolio's total assets, more than 5% of a Portfolio's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of a Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry. See "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

                      GENERAL MANAGEMENT OF THE PORTFOLIOS

         The Board of Directors is responsible for overseeing generally the operation of the Fund, including reviewing and approving the Fund's service contracts with Bennington and the Money Managers. The Fund's officers, all of whom are employed by Bennington, are responsible for the day-to-day management and administration of the Fund's operations. The Money Managers are responsible for the selection of individual portfolio securities for the assets assigned to them by Bennington.

         Bennington, 1420 Fifth Avenue, Seattle, Washington 98101, was organized as a Washington general partnership on April 25, 1991 and restructured into a Washington limited partnership on August 17, 1993. Bennington and its partners were formed for the purpose of providing investment advisory services to the Fund and acting as the Fund's manager. Bennington's general partners are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Bennington Capital Management Investment Corp., all of which are Washington corporations. The sole limited partner is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. Bennington Management Associates, Inc., which is controlled by J. Anthony Whatley, III, is the managing general partner of Bennington. Mr. Whatley, the Executive Director of Bennington Capital Management and the Chairman of the Board and Principal Executive Officer of the Fund, has had over 20 years of experience in the securities industry. Ravindra
A. Deo, Vice President and Chief Investment Officer of Bennington, is primarily responsible for the day-to-day management of the Portfolios through interaction with each Portfolio's Money Manager and Mr. Deo is responsible for managing the liquidity reserves of each Portfolio. Mr. Deo has served Bennington in such capacity since January 1992. Prior thereto, he was Senior Vice President at Leland O'Brien Rubenstein Associates Incorporated, an investment manager, where he was employed from 1986 to 1991. See "Management of the Fund" in the Statement of Additional Information.

         Fund Manager Services and Fees. Pursuant to the Management Agreement with the Fund, Bennington provides the following services: (i) provides or oversees the provision of all general management, investment advisory and portfolio management services for the Fund, including the transfer agent, custodian, portfolio accounting and shareholder recordkeeping services for the Fund; (ii) provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and
(iv) invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' other assets. For providing these services, Bennington is paid by each Portfolio a fee equal on an annual basis to the following percentage of the Portfolio's average daily net assets:

                             Management Fee
                          (as a percentage of
Portfolio              average daily net assets)
---------              -------------------------
Growth                          0.45%
Value and Income                0.45%
Small to Mid Cap                0.60%
International                   0.55%


Pursuant to the Transfer Agent Agreement effective December 1, 1995, as amended February 19, 1998, between Bennington and the Fund, Bennington provides transfer agent, registrar and dividend disbursing agent services as well as certain other administrative, compliance and recordkeeping services to the Fund. For providing these services, Bennington receives (i) a fee equal to 0.13% of the average daily net assets of each Portfolio of the Fund, and (ii) a transaction fee of $.50 per transaction.

         Bennington may, out of its own resources, provide marketing and promotional support on behalf of the Portfolios. Services provided by Bennington are in addition to, and not duplicative of, the services provided by Service Organizations to their clients.

         Custodian and Fund Accounting Services and Fees. The Fund, Bennington and Fifth Third entered into a Fund Accounting and Other Services Agreement on October 4, 1996, effective November 18, 1996, under which Fifth Third provides certain portfolio accounting and other services, including maintenance of the books and records of the Portfolios required under the Investment Company Act. As compensation for these services, the Fund pays Fifth Third an annual fund accounting and service fee (the "Fee ), to be calculated daily and paid monthly. The annual Fee for each Portfolio shall be the greater of a monthly minimum or an asset based fee, as follows:

                       Monthly          First            Next       Assets over
Portfolio              Minimum  OR   $100,000,000    $150,000,000   $250,000,000
---------              -------       ------------    ------------   ------------
Growth                 $1,500           0.03%           0.02%          0.01%
Value and Income       $1,500           0.03%           0.02%          0.01%
Small to Mid Cap       $1,500           0.03%           0.02%          0.01%
International Equity   $3,000           0.04%           0.03%          0.02%


         The Fund pays an additional annual Fee of $2,000 per Portfolio for other administrative services rendered, to be charged monthly. For additional Classes of shares the Fund will pay an annual charge of $7,000 per additional Class of shares per Portfolio, also to be charged monthly. Finally, the Fund reimburses Fifth Third for its out-of-pocket expenses incurred in performing its services under this Agreement, including, but not limited to: postage and mailing, telephone, facsimile, overnight courier services and outside independent pricing service charges, and record retention/storage. The total costs for these additional fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

         The Fund and Fifth Third entered into a Custodian Agreement on October 4, 1996, effective November 18, 1996, under which Fifth Third acts as Custodian of the Portfolios' assets. As compensation for its services rendered, the Fund pays Fifth Third an annual domestic custody fee of: .0025% of the average gross assets and an annual global custody fee of .08% of the average gross assets, exclusive of transaction charges. The total costs for the custodial fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

         Year 2000 Preparedness. The management and money management services provided to the Fund by Bennington and the Money Managers and the services provided by Fifth Third to the Fund, in part, depend on the reasonably consistent operations of their computer systems. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This design flaw may a have negative impact on the handling of securities trades, pricing and accounting services. Bennington and the Money Managers and Fifth Third have been actively working on necessary changes to their computer systems to deal with the year 2000 and reasonably believe that their systems will be year 2000 compliant in time for that event.

         Multi-Class Structure. The Fund has adopted a Rule 18f-3 Plan (the "Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other.

         As described in the Multi-Class Plan, the Fund, on behalf of each Portfolio's Investor Class Shares, has adopted a Shareholder Service Plan, a Distribution Plan and an Administrative Services Plan, all as described below. Pursuant to the appropriate plan, the Fund may enter into arrangements with Service Organizations who may provide distribution services, shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares. Any Service Organization may enter into agreements with the Fund under each plan.

         Distribution. Investment advisors, banks, insurance companies and other entities that sell shares of the Fund may enter into a license agreement with Bennington which permits them to use Bennington's proprietary asset allocation software program, Alloset(R), pursuant to which such entities may recommend an allocation of their clients' assets over a broad range of asset classes, which may include the various portfolios of the Fund. The Alloset(R) Model was developed by Bennington. Investment advisors, banks, insurance companies and other licensed entities may charge a fee, not for providing access to the Fund, but for providing to their clients services such as Alloset(R), performance reporting, fund selection and account monitoring. The Fund does not receive any portion of such fees and has no control over whether and in what amount such fees are charged. Investors also may purchase shares of the Fund directly if they do not wish to use any of the above services, in which case no service fees or additional fees, beyond those borne by the shareholders of the Fund generally, would be incurred.

         The Fund bears no cost associated with the use of Alloset(R). Using Alloset(R), assets may be allocated among the Fund's portfolios in a manner intended to achieve the investment objectives and desired investment returns of such entities' clients based upon the individual client's situation and tolerance  for risk  and  desire  for  return  on  investment.  There  can be no assurance that the allocation recommended by the entities that use Alloset(R)will meet any of the clients' investment objectives. The Money
Managers engaged by the Fund do not use Alloset(R)in investing any of the Portfolio's assets under management.

         Distribution Plan. The Fund has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 ("Rule 12b-1") of the Investment Company Act with respect to the Investor Class Shares of each Portfolio. Under the terms of the Distribution Plan, the Fund is permitted, out of the assets attributable to the Investor Class Shares of each Portfolio (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services. Such distribution services, include but are not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares; (b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective holders of Investor Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable and which are, directly or indirectly, intended to result in the sale of Investor Class Shares (the "Distribution Services"). The Fund may enter into arrangements with Service Organizations primarily intended to result in the sale of Investor Class Shares. Subject to the limitations of applicable law and regulations, including rules of NASD, the payments made directly to third parties or the reimbursements for such distribution related costs or expenses, shall be in combination with the service fee pursuant to the Shareholder Service Plan. The total annual rate shall be up to but not more than 0.25% of the average daily net assets of the Portfolios attributable to the Investor Class Shares. Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit (in combination with the service fee pursuant to the Shareholder Service Plan) that not more than 0.25% of the average daily net assets of the Portfolios shall be attributable to Investor Class Shares. Investor Class Shares shall incur no interest or carrying charges for expenses carried forward. In the event the Distribution Plan is terminated, the Investor Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

         The Distribution Plan may be terminated with respect to the Fund by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of the Fund. Any change in the Distribution Plan that would materially increase the cost to the class of shares of the Fund to which the Distribution Plan relates requires approval of the affected class of shareholders of the Fund. The Distribution Plan requires the Board to review and approve the Distribution Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan may be terminated at any time upon a vote of the Qualified Directors.

         Shareholder Service Plan. The Fund has adopted a Shareholder Service Plan with respect to Investor Class Shares of each Portfolio. Under the Shareholder Service Plan the Fund is authorized to enter into Shareholder Service Agreements with Service Organizations who provide personal and/or account maintenance services to their clients (the "Clients") who may from time to time beneficially own Investor Class Shares of the Portfolios. Each Portfolio will pay directly to Service Organizations a non distribution related shareholder service fee under the Shareholder Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Portfolio attributable to the Investor Class Shares beneficially owned by the clients of the Service Organizations (the "Shareholder Service Fee"), subject always to the limit (in combination with the distribution fee pursuant to the Distribution Plan) that not more than 0.25% of the average daily net assets of the Portfolios shall be attributable to Investor Class Shares. By way of example, such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares; and (v) providing such other similar services to Clients as the Fund may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations. The Shareholder Service Plan will continue from year to year provided that it is reviewed and approved by the Board of Directors of the Fund annually. In addition, the Board of Directors will ratify all agreements entered into pursuant to this Shareholder Service Plan and shall review at each quarterly meeting of the Directors the amounts expended under the Shareholder Service Plan and the purposes for which those expenditures were made. The Shareholder Service Plan may be terminated at any time by a vote of the Qualified Directors.

         Administrative  Services Plan.  The Fund has adopted an  Administrative
Services Plan whereby the Fund is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Portfolios (the "Agreements"), the form of which has been approved by the Board of Directors of the Fund (the "Board") and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Portfolio will pay an administrative services fee under the Administrative Services Plan at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Portfolio (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. Provided, however, that no Portfolio shall directly or indirectly pay any distribution related amounts that will be allocated under the Fund's Distribution Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their customers who may from time to time beneficially own Investor Class Shares of the Fund, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Portfolio on behalf of shareholders;
(iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution;
(iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Portfolio necessary for such services; (vi) if required by law, forwarding shareholder communications from the Portfolio (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as the Portfolio may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made.

                               THE MONEY MANAGERS

         Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios of the Fund. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Such allocation is reflected in the Money Manager Agreement among the Fund, Bennington and any Money Manager, and can be changed at any time by Bennington. The Board of Directors reviews and approves selections of Money Managers and allocations of assets among any Money Managers. Money Managers may be added or terminated by Bennington subject to the approval of the Board of Directors of the Fund and appropriate notice to the shareholders of the applicable Portfolio, as discussed below.

         Money Managers are selected based on such factors as their experience, the continuity of their portfolio management team, their security selection process, the consistency and rigor with which they apply that process and their demonstrated ability to add value to investment decisions. Short-term investment performance is not a controlling factor in selecting or terminating Money Managers. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. A separate Money Manager currently manages the assets of each Portfolio. See "Money Manager Profiles."

         The Fund was issued an exemptive order by the SEC on September 4, 1996 for an exemption (the "Exemption") from certain provisions of the Investment Company Act, which would otherwise require Bennington to obtain formal shareholder approval prior to engaging and entering into money manager agreements with Money Managers. The relief is based on the conditions set forth in the Exemption that, among other things: (1) Bennington will select, monitor, evaluate and allocate assets to the Money Managers and oversee Money Managers compliance with the relevant Portfolio's investment objective, policies and restrictions; (2) before a Portfolio may rely on the Exemption, the Exemption must be approved by the shareholders of the Portfolios operating under the Exemption; (3) the Fund will provide to shareholders certain information about a new Money Manager and its money manager agreement within 60 days of the engagement of a new Money Manager; (4) the Fund will disclose in this Prospectus the existence, substance and effect of the Exemption; and (5) the Directors, including the Qualified Directors, must approve each money manager agreement in the manner required under the Investment Company Act. Any changes to the Management Agreement between the Fund and Bennington would still require shareholder approval. As required by the Exemption, the shareholders of each Portfolio determined, at a shareholders' meeting held on August 15, 1995, to permit the Fund to replace or add Money Managers and to enter into money manager agreements with Money Managers upon approval of the Board of Directors but without formal shareholder approval.

         Neither the Board of Directors nor the officers evaluate the investment merits of any Money Manager's individual security selections. However, the Board of Directors will review regularly each Portfolio's performance compared to the applicable indices and also will review each Portfolio's compliance with its investment objective and policies.

         Money Manager Fees. The Money Manager fee of a Portfolio is paid to the Money Manager of a Portfolio pursuant to a Money Manager Agreement among the Fund, Bennington and the respective Money Manager. The Money Manager fee is based on the assets of the Portfolio and on the number of complete calendar quarters of management by the Money Manager on the portion of the assets of its respective Portfolio managed by it (the "Account"). The fee structure for the Money Manager fee paid to the Money Managers of the Growth, Value and Income and International Portfolios differs from that paid to the Money Manager for the Small to Mid Cap Portfolio, as described below.

         Money Manager Fees - Growth Portfolio, Value and Income Portfolio and International Portfolio. The Money Manager fee for each Money Manager has two components during the first five calendar quarters, the basic fee (the "Basic Fee") and the portfolio management fee (the "Portfolio Management Fee") for the Growth, Value and Income and International Equity Portfolios. The Money Manager for the Growth Portfolio has not completed five complete calendars and will receive a Basic Fee of 0.10% and a Portfolio Management Fee of 0.10%. The Money Managers for the Value and Income and International Equity Portfolios, have completed the first five calendar quarters of management of their respective Accounts. If at any time a Money Manager should be replaced, the new Money Manager for the applicable Portfolio will receive the fee set forth in the table "Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" during the first five calendar quarters of such new Money Manager's management of the relevant Portfolio. See "Money Manager Fees--Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" in the Statement of Additional Information for a complete description of the schedule for the first five calendar quarters.

         Commencing with the sixth calendar quarter of management by a Money Manager of the Growth Portfolio, Value and Income Portfolio and International Equity Portfolio, such Portfolio will pay its Money Manager based on the "Money Manager Fee Schedule For A Manager From the Sixth Calendar Quarter of Management Forward." The Money Manager Fee commencing with the sixth quarter consists of two components, the Basic Fee and the performance fee (the "Performance Fee"), which varies with a Portfolio's performance.

                MONEY MANAGER FEE SCHEDULE FOR A MANAGER FROM THE
                  SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD

                                           Average Annualized
                                       Performance Differential Vs.                               Annualized
Portfolio                   Basic Fee    The Applicable Index                                   Performance Fee
---------                   ---------    --------------------                                   ---------------
Growth and                   0.10%        greater than or equal to 2.00%                            0.22%
Value and Income                          greater than or equal to 1.00% and less than 2.00%        0.20%
                                          greater than or equal to 0.50% and less than 1.00%        0.15%
                                          greater than or equal to 0.00% and less than 0.50%        0.10%
                                          greater than or equal to -0.50% and less than 0.00%       0.05%
                                          less than -0.50%                                          0%

International                0.20%        greater than or equal to 4.00%                            0.40%
                                          greater than or equal to 2.00% and less than 4.00%        0.30%
                                          greater than or equal to 0.00% and less than 2.00%        0.20%
                                          greater than or equal to -2.00% and less than 0.00%       0.10%
                                          less than -2.00%                                          0%

The Performance Fee component will be adjusted each quarter and paid quarterly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the Benchmark Indices set forth below. A description of each Benchmark Index is contained in Appendix A. A change in a Benchmark Index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. As long as the Growth or Value and Income Portfolio's performance either exceeds its Benchmark Index, or trails its Benchmark Index by no more than .50%, a Performance Fee will be paid to the Money Manager. As long as the International Portfolio's performance either exceeds its Benchmark Index, or trails its Benchmark Index by no more than 2%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the Account.

                                BENCHMARK INDICES

Portfolio              Index
---------              -----
Growth                 S&P/BARRA Growth Index
Value and Income       S&P/BARRA Value Index
International          Morgan Stanley Capital International EAFE(R) + EMF Index


         From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable Benchmark Index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, the Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Bennington in the same manner in which the total return performance of the Portfolio's index is calculated, which is not the same method used for calculating the Portfolios' performance for advertising purposes as described under "Calculation of Portfolio Performance." See Appendix B to the Statement of Additional Information for a discussion of how performance fees are calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For example, currently if a Benchmark Index has an average annual performance of 10%, the Growth or Value and Income Portfolio Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual Performance Fee of 0.22% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for the Portfolios' Money Managers to receive the maximum Performance Fee.) Because the maximum Performance Fee for the Growth and Value and Income Portfolios applies whenever a Money Manager's performance exceeds the index by 2.00% or more, the Money Managers for those Portfolios could receive a maximum Performance Fee even if the performance of the Account is negative. Also, because the maximum Performance Fee for the International Portfolio applies whenever a Money Manager s performance exceeds the index by 4.00% or more, the Money Manager for the International Portfolio could receive a maximum Performance Fee even if the performance of the Account is negative. A more detailed description of the operation of each Performance Fee is contained in Appendix B to the Statement of Additional Information.

         The Money Managers have agreed to the foregoing fees, which are generally lower than they charge to institutional accounts for which they serve as investment adviser and perform all administrative functions associated with serving in that capacity. These lower fees are in recognition of the reduced administrative and client service responsibilities the Money Managers have undertaken with respect to the Portfolios.

         The combined fees payable to Bennington and the Money Manager for the International Portfolio may at times be higher than those paid by other mutual funds. The Board of Directors believes that the fees payable by International Portfolio are appropriate, in light of its investment objective and policies and the nature of the securities in which it invests. The following table lists the fees earned by the Money Managers of the Portfolios for the current period.

                 MONEY MANAGER FEES EARNED DURING CURRENT PERIOD
            For Growth, Value and Income and International Portfolio


           Number of                              Portfolio
            Quarters                              Management Performance
           Managed by                   Basic Fee    Fee        Fee
             Money                         (All    (1st 5   (6th Quarter  Total
Portfolio   Manager        Period       Quarters) Quarters)   Forward)     Fee
---------   -------        ------       --------- ---------   --------    -----
             State
Growth*      Street/  3rd Quarter 1997    0.10%     N/A          0%        0.10%
             Geewax   3rd Quarter 1997    0.10%    0.10%        N/A        0.20%
                2     4th Quarter 1997    0.10%    0.10%         0%        0.20%
                3     1st Quarter 1998    0.10%    0.10%         0%        0.20%
                4     2nd Quarter 1998    0.10%    0.10%         0%        0.20%

Value          20     3rd Quarter 1997    0.10%     N/A        0.20%       0.30%
and Income     21     4th Quarter 1997    0.10%     N/A        0.22%       0.32%
               22     1st Quarter 1998    0.10%     N/A        0.22%       0.32%
               23     2nd Quarter 1998    0.10%     N/A        0.22%       0.32%

International  11     3rd Quarter 1997    0.20%     N/A        0.40%       0.60%
               12     4th Quarter 1997    0.20%     N/A        0.40%       0.60%
               13     1st Quarter 1998    0.20%     N/A        0.40%       0.60%
               14     2nd Quarter 1998    0.20%     N/A        0.40%       0.60%

----------
*State Street Bank and Trust Company was the Money Manager of the Growth Portfolio from inception through July 20, 1997, and was entitled to earn a Performance Fee, but did not. Effective July 21, 1997, Geewax, Terker & Co. became the Money Manager, and has not completed the first five calendar quarters of investment operations.

         Money Manager Fees - Small to Mid Cap Portfolio. For the period May 1, 1998 through June 30, 1998, the Money Manager fee for the Money Manager of the Small to Mid Cap Portfolio has two components, the basic fee (the "Basic Fee") and the performance fee (the "Performance Fee"). The Basic Fee is 0.10% and the Performance Fee is 0.22%. The Money Manager for the Small to Mid Cap Portfolio has completed over five calendar quarters of management of its Account and is being paid a Performance Fee under the following structure:

                 MONEY MANAGER FEE SCHEDULE FOR Small to Mid Cap
                Portfolio For the Period from May 1, 1998 through
                                  June 30, 1998

                                           Average Annualized
                                       Performance Differential Vs.                                Annualized
Portfolio                   Basic Fee    The Applicable Index                                   Performance Fee
---------                   ---------    --------------------                                   ---------------
Small to Mid Cap             0.10%        greater than or equal to 2.00%                            0.22%
                                          greater than or equal to 1.00% and less than 2.00%        0.20%
                                          greater than or equal to 0.50% and less than 1.00%        0.15%
                                          greater than or equal to 0.00% and less than 0.50%        0.10%
                                          greater than or equal to -0.50% and less than 0.00%       0.05%
                                          less than -0.50%                                          0%



The Performance Fee component is adjusted each quarter and paid quarterly based on the annualized investment performance of the Money Manager relative to the annualized investment performance of the Wilshire 4500 Index, the Benchmark Index for the Small to Mid Cap Portfolio. A description of the Benchmark Index is contained in Appendix A. A change in the Benchmark Index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. As long as the Small to Mid Cap Portfolio's performance either exceeds the Benchmark Index, or trails the Benchmark Index by no more than .50%, a Performance Fee will be paid to the Money Manager.

         Beginning July 1, 1998, the new Money Manager Agreement among the Fund, Bennington and the Money Manager for the Small to Mid Cap Portfolio has a different fee structure. See the "Money Manaers" in the Statement of Additional Information-- for a description of the "Money Manager Fees--Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management". The Money Manager of the Small to Mid Cap Portfolio has completed five calendar quarters of management. From July 1, 1998, the Money Manager Fee schedule from the sixth calendar quarter of management forward will be as follows:

                         MONEY MANAGER FEE SCHEDULE FOR
                Small to Mid Cap Portfolio from July 1, 1998, for
                THE SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD


            Average annualized                                  Annualized
  performance differential vs. the Benchmark Index           Money Manager Fee
  ------------------------------------------------           -----------------
greater than or equal to 3.00%                                      0.42%

greater than or equal to 2.00% and less than 3.00%                  0.35%

greater than or equal to 1.00% and less than 2.00%                  0.30%

greater than or equal to 0.50% and less than 1.00%                  0.25%

greater than or equal to 0.00% and less than 0.50%                  0.20%

greater than or equal to -0.50% and less than 0.00%                 0.15%

greater than or equal to -1.00% and less than -0.50%                0.10%

greater than or equal to -1.50% and less than -1.00%                0.05%

less than -1.50%                                                    0.00%


The Money Manager Fee will be adjusted each quarter and paid quarterly based on the annualized investment performance of the Small to Mid Cap Money Manager relative to the annualized investment performance of the Benchmark Index as described above. As long as the Small to Mid Cap Portfolio's performance either exceeds its Benchmark Index, or trails its Benchmark Index by no more than 1.50%, a Money Manager Fee will be paid to the Money Manager. The Money Manager's performance is measured on the Account.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For the Small to Mid Cap Portfolio, if the Benchmark Index has an average annual performance of 10%, the Account's average annual performance would have to be equal to or greater than 13% for the Money Manager to receive an annual Money Manager Fee of 0.42% (i.e., the difference in performance between the Account and the index must be equal to or greater than 3.00% for the Money Manager to receive the maximum Money Manager Fee). Because the maximum Money Manager Fee for the Small to Mid Cap Portfolio applies whenever its Money Manager's performance exceeds its Benchmark Index by 3.00% or more, the Small to Mid Cap Portfolio Money Manager could receive the maximum Money Manager Fee even if the performance of the Account is negative. For example, if the Account's average performance is -5.00% and the Benchmark Index performance is -8.50%, the Small to Mid Cap Portfolio Money Manager would earn the maximum incentive fee.

         The combined fees payable to Bennington and the Money Manager for the Small to Mid Cap Portfolio may at times be higher than those paid by other mutual funds. The Board of Directors believes that the fees payable by the Small to Mid Cap Portfolio are appropriate, in light of its investment objective and policies and the nature of the securities in which it invests. The following table lists the fees earned by the Money Manager of the Portfolio for the current period.

                 MONEY MANAGER FEES EARNED DURING CURRENT PERIOD
                         For Small to Mid Cap Portfolio
                         ------------------------------


              Number of                           Portfolio
               Quarters                           Management Performance
              Managed by                Basic Fee    Fee        Fee
                Money                      (All    (1st 5   (6th Quarter  Total
Portfolio      Manager     Period       Quarters) Quarters)   Forward)     Fee
---------      -------     ------       --------- ---------   --------     ---
Small to Mid     8    3rd Quarter 1997     0.10%     N/A        0.22%     0.32%
 Cap
                 9    4th Quarter 1997     0.10%     N/A        0.22%     0.32%
                 10   1st Quarter 1998     0.10%     N/A        0.22%     0.32%
                 11   2nd Quarter 1998     0.10%     N/A        0.22%     0.32%


                           EXPENSES OF THE PORTFOLIOS

         The Portfolios will pay all of their expenses except for those expressly assumed by Bennington, including, without limitation, Directors' fees and fees for auditing, legal, custodian and shareholder services. All general expenses of the Portfolios are allocated among and charged to the assets of the respective Portfolios and between the classes of each Portfolio on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each Portfolio and class of shares, or the nature of the services performed and relative applicability to each Portfolio and class of shares. Class-specific expenses include distribution, shareholder service and administrative services fees payable with respect to the Investor Class Shares as described in the Fund's distribution, shareholder service and administrative plans on behalf of the Investor Class Shares. See "Distribution Plan", "Shareholder Service Plan" and "Administrative Services Plan". Class-specific expenses may include certain other expenses as permitted by the Fund's Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act and subject to review and approval by the Directors. See "FINANCIAL HIGHLIGHTS" in the Equity Portfolios--Advisor Class Shares Prospectus, the Statement of Additional Information, or the Annual Report for the period ended December 31, 1997, for expense information related to the Fund's most recently completed fiscal year for the Advisor Class Shares. The Board of Directors has determined that it is appropriate to allocate certain expenses attributable to more than one Portfolio among the Portfolios affected based on their relative net assets. See "General Management of the Portfolios."

                         PORTFOLIO TRANSACTION POLICIES

         Decisions to buy and sell securities are made by the Money Managers for the assets assigned to them and by Bennington for assets not assigned to a Money Manager. Currently, each Portfolio has one Money Manager. Bennington invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' assets not assigned to a Money Manager.

         Each Money Manager, or Bennington, as applicable, makes decisions to buy or sell securities independently from other Money Managers. Thus, if there is more than one Money Manager for a Portfolio, one Money Manager could be selling a security when another Money Manager for the same Portfolio is purchasing the same security. In addition, when a Money Manager's services are terminated and another retained, the new Money Manager may significantly restructure the Portfolio. These practices may increase the Portfolios' portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolios may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. Historical portfolio turnover rates for the Portfolios are listed under "Financial Highlights." It is expected that the annual portfolio turnover rate for each Portfolio, under normal market conditions, will not exceed 100%. These rates should not be considered as limiting factors. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolios and their shareholders. See "Investment Advisory and Other Services--Portfolio Transaction Policies" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes."

         Each Portfolio may effect portfolio transactions with or through affiliates of the Fund, Bennington or any Money Manager or its affiliates, when Bennington or the Money Manager, as appropriate, determines that the Portfolio will receive the best net price and execution. This standard would allow affiliates of Bennington and the Money Managers to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

                           DIVIDENDS AND DISTRIBUTIONS

         Income Dividends. The Board of Directors presently intends to declare dividends from net investment income for payment on the following schedule:

Portfolio                    Declared                         Payable
---------                    --------                         -------
Growth                      Quarterly, on last            1st business day
Value and Income            business day of               following end of
Small to Mid Cap            quarter                       calendar quarter

International               Annually, 2nd to last         Last business day
                            business day of               of calendar year
                            calendar year

         The Portfolios determine net investment income immediately prior to the determination of a Portfolio's net asset value on the dividend declaration day. The income will be credited to the shareholders of record prior to the net asset value calculation and paid on the next business day.

         Capital Gains Distribution. The Board of Directors intends to declare distributions from net capital gains annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Portfolio may declare special year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on December 31 of the prior year.

         Automatic Reinvestment. All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the same class of the Portfolio paying the dividend or making the distribution unless a shareholder elects to have dividends or distributions paid in cash. Shareholders may elect to invest dividends and/or distributions paid by any portfolio in shares of the same class of any other portfolio of the Fund at net asset value. The shareholder must have an account existing in the portfolio selected and must elect this option on the Account Application or on a form provided for that purpose. For further information on this option, contact your broker or call Bennington at (800) 759-3504. Any election may be changed by electronic instruction if received by Bennington no later than the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time on the record date.

                                      TAXES

         Each Portfolio is treated as a separate taxable entity for federal income tax purposes and shareholders of each Portfolio will be entitled to the amount of net investment income and net realized capital gains (if any) earned by their Portfolio. The Board of Directors intends to distribute each year substantially all of each Portfolio's net investment income and net realized capital gains (if any), thereby eliminating virtually all federal income taxes to each Portfolio (but not to its investors). The Portfolios may be subject to nominal, if any, state and local taxes.

         Dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholders, whether or not reinvested, and paid in cash or in additional shares. Capital gain distributions declared by the Board of Directors and distributed to the shareholders are taxed as long-term capital gains regardless of the length of time a shareholder has held such shares. Recent legislation reduced the maximum tax rate on capital gains to 20% for assets held by individuals for more than 18 months on the date of the sale or exchange of those assets (a maximum rate of 28% applies if the assets were held for more than one year and up to 18 months). A notice issued by the Internal Revenue Service provides that regulated investment companies such as the Portfolios may, but are not required to, designate which portion of a capital gain distribution qualifies for the reduced capital gain rate. Dividends and distributions may otherwise also be subject to state or local taxes. Shareholders should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         The International Portfolio will receive dividends and interest paid by non-U.S. issuers which will frequently be subject to withholding taxes by non-U.S. governments. Bennington expects that at the end of each taxable year the International Portfolio will hold more than 50% of the value of its total assets in non-U.S. securities and will file specified elections with the Internal Revenue Service which will permit its shareholders either to deduct such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against U.S. income taxes. If the International Portfolio elects to "pass-through" the foreign taxes, shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the International Portfolio; and (ii) treat their pro rata share of foreign income taxes as paid by them. However, shareholders who have held their shares in the International Portfolio for 16 days or more during the 30 day period beginning 15 days before shares in the International Portfolio become ex-dividend may be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their federal income tax return.

         The sale of shares of a Portfolio is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any gain or loss realized upon a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will be treated generally as long-term capital gain or loss taxable at a maximum rate of 20% if the shares in the Portfolio were held for more than 18 months, "mid-term" capital gain taxable at a rate of 28% if the shares were held for more than one year and up to 18 months and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

         However, all or a portion of this capital gain will be recharacterized as ordinary income if the shareholder enters into a "conversion transaction." A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction and certain other criteria are satisfied. A conversion transaction also includes a transaction which is marketed or sold as producing a capital gain if substantially all of a taxpayer's expected return from the transaction is "attributable to the time value of the taxpayer's net investment in such transaction." The Secretary of the Treasury also is authorized to promulgate regulations (which would apply only after they are issued) which specify other transactions to be included in the definition of a conversion transaction. Section 1258 of the Internal Revenue Code of 1986, as amended (the "Code") contains many ambiguities and its scope is unclear; it may be clarified or refined in future regulations or other official pronouncements. Until further guidance is issued, it is unclear whether a purchase and subsequent disposition of Portfolio shares would be treated as a conversion transaction under Section 1258. Shareholders should consult their own tax advisors concerning whether or not Section 1258 may apply to their transactions in Portfolio shares.

         Gains or losses on sales of securities by a Portfolio generally will be treated as long-term or mid-term capital gains or losses if the securities have been held by it for more than 18 months or one year, respectively, except in certain cases where the Portfolio acquires a put or writes a call thereon or the transaction is treated as a "conversion transaction." Other gains or losses on the sale of securities generally will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as "Section 1256 contracts" defined below). If an option written by a Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will generally realize a capital gain or loss. If securities are sold by the Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Portfolios' transactions may be subject to wash sale and short sale provisions of the Code. In addition, debt securities acquired by the Portfolios may be subject to original issue discount and market discount rules.

         Under the Code, special rules apply to the treatment of certain options and future contracts (Section 1256 contracts). At the end of each year, such investments held by the Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

         Shareholders of the appropriate Portfolios will be notified after each calendar year of the amounts of ordinary income and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations and of the foreign taxes withheld and foreign source income per country of the International Portfolio.

         Under United States Treasury Regulations, a Portfolio currently is required to withhold and remit to the United States Treasury 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's taxpayer identification number on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or required certification or which is subject to backup withholding.

         The tax discussion set forth above is included for general information only and is based upon the current law as of the date of this Prospectus.
Shareholders are urged to consult their tax advisers for further information regarding the federal, state and local tax consequences of an investment in the shares of the Fund. See "Taxes" in the Statement of Additional Information.

                      CALCULATION OF PORTFOLIO PERFORMANCE

         From time to time the Fund may make available certain information about the performance of the Investor Class Shares of some or all of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Portfolios may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Portfolio or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         Total return of Investor Class Shares of the Portfolios, will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Portfolio. Consistent with SEC rules and informal guidance, for periods prior to the initial offering date of Investor Class Shares (May 1, 1998), total return presentations for the Investor Class Shares will be based on the historical performance of the Advisor Class Shares of the Portfolio restated, as necessary, to reflect any different operating expenses, such as the distribution, shareholder service and administrative services fees associated with Investor Class Shares. All other things being equal, any higher expenses of Investor Class Shares would have reduced total return for Investor Class Shares if the Investor Class Shares had been issued since the inception of the Portfolio by the amount of such higher expenses, compounded over the relevant period. Total return is measured by comparing the value of an investment in Investor Class Shares of the Portfolio at the beginning of the relevant period to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for Investor Class Shares of the Portfolios. Any fees charged by Service Organizations directly to their customers in connection with investments in the Investor Class Shares of the Portfolios are not reflected in the Portfolio's total return and such fees, if charged, will reduce the actual return received by customers on their investment.

         From time to time, the Portfolios may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Portfolios may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc. or Morningstar, Inc.) or entities or organizations which track the performance of investment companies or investment advisers and publications that monitor the performance of mutual funds (such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Portfolio performance may be compared to well-known unmanaged indices of market performance or other appropriate indices of investment securities or with data developed by the Fund or Bennington derived from such indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Portfolio performance may also be compared, on a relative basis, to other Portfolios of the Fund. This relative comparison, which may be based upon historical or expected Portfolio performance, may be presented numerically, graphically or in text. Portfolio performance may also be combined or blended with other Portfolios of the Fund, and that combined or blended performance may be compared to the same Benchmark Indices to which individual Portfolios are compared. In addition, the Fund may from time to time compare the expense ratio of its Investor Class Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds . In reports or other communications to investors or in advertising, the Fund may discuss relevant economic and market conditions affecting the Fund. In addition, the Fund, Bennington and the Money Managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings including analysis of holdings by sector, industry, country or geographic region, credit quality and other characteristics. The Fund may also describe the general biography, work experience and/or investment philosophy or style of the Money Managers of the Fund and may include quotations attributable to the Money Managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objectives. The Fund may also discuss measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

         Any performance information related to the Portfolios, should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated. It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The value of Fund shares when redeemed may be more or less than their original cost. The Statement of Additional Information describes the method used to determine a Portfolio's total return. In reports or other communications to shareholders or in advertising material, a Portfolio may quote total return figures that do not reflect recurring fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities or other industry publications.

                          VALUATION OF PORTFOLIO SHARES

         Net Asset Value Per Share. The net asset value per share of each class of the Portfolios is calculated on each business day on which shares are offered or orders to redeem are tendered by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See Valuation of Portfolio Shares in the Statement of Additional Information. A business day is one on which the New York Stock Exchange, Fifth Third and Bennington are open for business. Non-business days in 1998 will be: New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for a Portfolio by dividing the current value of the Portfolio's assets and other assets attributable to that class, less its liabilities, by the number of shares of the class of the Portfolio outstanding, and rounding to the nearest cent. All Portfolios determine net asset value as of the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time.

         Valuation of Portfolio Securities. With the exceptions noted below, the Portfolios value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price on the exchange on which the security is primarily traded. United States equity and fixed-income securities traded principally OTC, options and futures contracts are valued on the basis of the closing bid price.

         Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         International equity securities traded on a securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid and asked prices. In the absence of a last sale or mean bid and asked price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. The risk also exists that an emergency situation may arise in one or more Emerging Countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the International Portfolio's securities in such markets may not be readily available. The Fund may suspend or postpone redemption of the shares of the International Portfolio for any period during which an emergency exists, as determined by the SEC. Accordingly, if the International Portfolio believes that appropriate circumstances exist, the Board of Directors or Bennington will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the International Portfolio's identification of such condition until the date of the SEC action, the International Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors. See "Investment Policies--Special Risks of Investing in Foreign Securities of Emerging Countries.

         Money market instruments maturing within 60 days of the valuation date held by Portfolios are valued at "amortized cost" unless the Board of Directors determines that amortized cost does not represent fair value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The Portfolios value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Directors.

                          PURCHASE OF PORTFOLIO SHARES

         Shares of the Portfolios may be purchased directly from the Portfolios with no sales charge or commission. Investors may also purchase shares of the Portfolios from intermediaries, such as a broker-dealer, bank or other financial institution. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Portfolios. Shares of the Portfolios will be sold at the net asset value next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. Net asset value is determined as set forth above under "Valuation of Portfolio Shares." All purchases must be made in U.S. dollars. The minimum initial investment requirements for Investor Class Shares of each Portfolio are $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments for each Portfolio are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. The minimum initial investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The subsequent investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The Fund reserves the right to accept smaller purchases or reject any purchase order in its sole discretion.

         Orders are accepted on each business day. Orders to purchase Portfolio shares must be received by Bennington prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Portfolios are offered and orders accepted, or the orders will not be accepted and invested in the particular Portfolio until the next day on which shares of that Portfolio are offered. Payment must be received by 12:00 p.m. Eastern time the next business day. Purchases by telephone may only be made as described in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions." No fees are currently charged shareholders by the Fund directly in connection with purchases.

         The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Bennington's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Bennington's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         Purchases through Intermediaries. Investor Class Shares of the Portfolios are expected to be available through Service Organizations. Generally industry recognized service providers of fund supermarkets or similar programs require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums, redemptions fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares and should read this prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers.

         For non-distribution related administration, subaccounting, transfer agency and/or other services, the Fund may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements pursuant to the Shareholder Service Plan and/or the Administrative Services Plan. See "Distribution--Shareholder Service Plan", "Distribution--Administrative Services Plan". The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

         Order and Payment Procedures. Investments in the Portfolios may be made as follows:

                  Federal Funds Wire. Purchases may be made on any business day by wiring federal funds to Seattle First National Bank, Seattle, WA.

                  Checks. Purchases may be made by check (except that a check drawn on a foreign bank will not be accepted). If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. See "Redemption of Portfolio Shares.

         Please call the Fund for further information at (800) 759-3504.

                  Purchases in Kind. The Portfolios may accept certain types of securities in lieu of wired funds as consideration for Portfolio shares. Under no circumstances will a Portfolio accept any securities the holding or acquisition of which conflicts with the Portfolio's investment objective, policies and restrictions or which Bennington or the applicable Money Manager believes should not be included in the applicable Portfolio's portfolio on an indefinite basis. Securities accepted in consideration for a Portfolio's shares will be valued in the same manner as the Portfolio's portfolio securities in connection with its determination of net asset value. A transfer of securities to a Portfolio in consideration for Portfolio shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Portfolio's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers. See "Purchases in Kind" in the Statement of Additional Information.

                  IRA Accounts. The Fund has established an Individual Retirement Custodial Account Plan under which investors may set up IRA Accounts that invest in the Fund. Fifth Third serves as Custodian for the IRA Accounts. The Transfer Agent charges an annual account fee of $25 to each IRA Account with an aggregate balance of less than $10,000 on December 31. The minimum initial investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The subsequent investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. Please refer to the IRA Account plan documents: the IRA Disclosure Statement, IRA Custodial Account Agreement and IRA Application and Adoption Agreement Form for additional information, copies of which may be obtained from Bennington free of charge at (800) 759-3504.

         Exchange Privilege. Shares of any class of any Portfolio of the Fund may be exchanged for shares of any other class of any of the other portfolios offered by the Fund to the extent the shareholder meets the investment requirements of such shares and such shares are offered for sale in the investor's state of residence, on the basis of current net asset values per share at the time of the exchange. Other than the Investor Class Shares of the Portfolios offered by this Prospectus, the portfolios of the Fund also include Advisor Class Shares of the Portfolios and Advisor Class and Investor Class Shares of the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio, Mortgage Securities Portfolio and the U.S. Government Money Portfolio. Advisor Class Shares and Investor Class Shares are expected to be available to qualified investors as described in the applicable prospectuses. Advisor Class Shares are offered primarily through the Fund and may be available through certain Service Organizations that charge their customers transaction or other fees with respect to the customers' investments in the Funds. The minimum initial investment in Advisor Class Shares is $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. The Advisor Class Shares are not subject to shareholder service, administrative services and/or 12b-1 fees as are the Investor Class Shares. Investor Class Shares may have different distribution and other expenses, which may affect performance. As a result, the Advisor Class Shares are expected to achieve higher investment returns than the Investor Class Shares.

         Under certain circumstances, the per share net asset value of the Investor Class Shares of the Portfolios may be lower than the per share net asset value of the Advisor Class Shares as a result of the daily expense accruals of the shareholder service, administrative services and/or distribution fees applicable to the Investor Class Shares. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes. See "Valuation of Portfolio Shares" in the Statement of Additional Information.

         If the exchanging shareholder does not currently own shares of the portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below under "Redemption of Portfolio Shares" and in "Additional Information--Shareholder Servicing Arrangements." For additional information, contact the Fund. A shareholder should obtain and read the prospectus relating to any other portfolio of the Fund before making an exchange.

         An exchange other than between classes in the same portfolio is a redemption of the shares and is treated as a sale for federal income tax purposes, and a short- or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time on 60 days' notice to shareholders. Exchanges are available only in states where exchanges may legally be made. Exchanges may be made by faxing instructions to Bennington at
(206) 224-4274 or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Exchanges may only be made by telephone as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions" and "Additional Information--Shareholder Servicing Arrangements." No fees are currently charged shareholders by the Fund directly in connection with exchanges.

         Telephone Transactions. A shareholder of the Fund with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Portfolio by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Portfolio, all of which must match the Fund's records; requiring that a service representative of Bennington, acting as Transfer Agent complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

         For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolio nor Bennington will be responsible for authenticity of redemption or exchange instructions received by telephone.

                        REDEMPTION OF PORTFOLIO SHARES

         Portfolio shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion. If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire transfer.

         If a shareholder requests a redemption check or wire made payable to someone other than the registered owner of the shares and/or sent to an address other than the address of record, the request to redeem must (1) be made in writing; (2) include an instruction to make the redemption proceeds payable to someone other than the registered owner of the shares and/or send them to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. See "Additional Information--Signature Guarantees."

         Portfolio shares may be redeemed by faxing instructions to Bennington at (206) 224-4274 or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Redemptions of the Portfolios' shares may be effected on any business day on which the New York Stock Exchange, Fifth Third and Bennington are open, as long as instructions are received by Bennington by the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In periods of severe market or economic conditions, the electronic redemption of shares may be difficult due to an increase in the amount of electronic transmissions. Use of the mail may result in the redemption request being processed at a later time than it would have been if a instructions had been sent by facsimile transmission. During the delay, the Portfolios' net asset value may fluctuate.

         Portfolio shares also may be redeemed through Service Organizations who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service. Investor Class Shares of the Portfolios are intended to be available through Service Organizations. Generally fund supermarket-type programs or organizations require customers to pay either no or low transaction fees in connection with purchases or redemptions.

         If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Portfolio, in lieu of cash, in conformity with any applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "Valuation of Portfolio Shares." If shares are redeemed in kind, the redeeming shareholders would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $500 per portfolio or whose aggregate account is less than $2,000, and who is not part of an Automatic Investment Plan. The Fund, however, will not redeem shares based solely on market reductions in net asset value. The Fund will give sixty (60) days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption.

         The Fund reserves the right to suspend the right of redemption or postpone the date of payment for the Portfolios if the unlikely emergency conditions which are specified in the Investment Company Act or determined by the SEC should exist. Shareholders uncertain of requirements for redemption should telephone the Fund at (206) 224-7420 or (800) 759-3504. Redemptions by telephone may only be made as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares-- Telephone Transactions."

         Systematic Withdrawal Plan. Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (the minimum monthly withdrawal on the Systematic Withdrawal Plan is $500.00 in aggregate) on a monthly basis on the 15th (or the first business day before the 15th) and/or on the last business day of each month. An application for automatic withdrawal can be obtained from Bennington or the Fund and must be received by Bennington ten calendar days before the first scheduled withdrawal date. Automatic withdrawal may be ended at any time by the investor or the Fund. The Systematic Withdrawal Plan may be discontinued at any time by the Fund or Bennington. The Fund reserves the right to reject any Systematic Withdrawal Plan application. Purchases of additional shares concurrently with withdrawals generally are undesirable. Funds will be disbursed according to the shareholder's standing redemption instructions.

                             ADDITIONAL INFORMATION
Service Providers

         Manager,   Administrator,   Transfer  Agent,   Registrar  and  Dividend
Disbursing Agent

         Bennington, 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, is the manager and administrator of the Fund pursuant to a Management Agreement with the Fund. Bennington is also the transfer agent, registrar and dividend disbursing agent for the Portfolios and provides other administrative, recordkeeping and compliance services to the Fund pursuant to a Transfer Agent Agreement between Bennington and the Fund.

         Custodian and Fund Accounting Agent

         Fifth Third, 38 Fountain Square Plaza, Cincinnati, Ohio 45264, acts as Custodian of the Portfolios' assets and may employ sub-custodians outside the United States, which have been approved by the Board of Directors. Fifth Third acts as Custodian for investors of the Portfolios with respect to IRA Accounts. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third also provides portfolio accounting and recordkeeping services to the Fund.

         Independent Auditors

         Deloitte & Touche LLP, 1700 Courthouse  Plaza,  Dayton,  Ohio 45402 are
the  Fund's  independent  auditors.   Shareholders  will  receive  an  unaudited
semi-annual and an audited annual financial statements.

         Fund Counsel

         Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 serves as the Fund's outside counsel.

Other Arrangements

         From time to time, Bennington may enter into arrangements with certain Service Organizations to provide other services to persons who beneficially own shares of the Investor Class Shares of the Portfolios. Such Service Organizations, rather than their customers, may be the shareholder of record of the shares. Such Service Organizations may also charge a fee for this service. Such Service Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. The Fund is not responsible for the failure of any such organization to carry out its obligations to its customers. The Fund does not pay any portion of the fees paid by Bennington, and Bennington does not receive any portion of any fee such Service Organizations charge their customers.

Signature Guarantees

         A signature guarantee is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular transaction, to require a signature guarantee at its discretion.

Organization, Capitalization and Voting

         The Fund was incorporated in Maryland on June 10, 1991. The Fund is authorized to issue 15 billion shares of common stock of $0.001 par value per share, currently divided into eight Portfolios, each with two classes of shares, the Advisor Class Shares and the Investor Class Shares. Investor Class Shares may have different distribution and other expenses, which may affect performance. The Advisor Class Shares are not subject to shareholder service, administrative services and/or 12b-1 fees as are the Investor Class Shares. As a result, the Advisor Class Shares are expected to achieve different investment returns than the Investor Class Shares. Please contact your sales representative, or the Fund at (800) 759-3504, for additional information about the Advisor Class Shares for the Portfolios or the Advisor Class Shares and Investor Class Shares of the Fixed-Income Portfolios. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. All shares of a Portfolio are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Portfolios' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. Shareholders of a class of shares or Portfolio have separate voting rights with respect to matters that only that affect that class or Portfolio. See "Other Information--Voting Rights" in the Statement of Additional Information.

         The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. Any proposals by shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, if any. If there was no annual meeting held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made. See "Multi-Class Structure".

Shareholder Inquiries and Reports to Shareholders

         The Fund's Annual Report to Shareholders, containing further information about performance, is available without charge from the Fund. Inquiries regarding the Portfolios and requests for Annual Reports should be addressed to the Fund at 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, or by telephone at (206) 224-7420 or (800) 759-3504.

Glass-Steagall Act

         The Glass-Steagall Act and other applicable laws generally prohibit banks that are members of the Federal Reserve System from engaging in the business of underwriting, selling, distributing securities or engaging in investment advisory activities. To the extent that banks or subsidiaries of banks are deemed to be performing any such activities, the Fund believes such entities may engage in such activities for the Portfolios without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, it is possible that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent such entities from continuing to engage in such activities for the Portfolios. If such entities were prohibited from acting in such capacities as a result of such future changes, changes in the operation of the Fund might occur or a shareholder serviced by such entity might no longer be able to avail itself of any services then being provided. The Board of Directors does not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences but if such consequences result, it is expected that the Board of Directors would direct the Fund to make other arrangements for the Fund or the shareholders of the Fund.

                             MONEY MANAGER PROFILES

         The following information as to each Money Manager has been supplied by the respective Money Managers. The Statement of Additional Information contains further information concerning each Money Manager, including a description of its business history and identification of its controlling persons.

Growth Portfolio

         Geewax, Terker & Company, 99 Starr Street, Phoenixville, PA 19460, is a Pennsylvania partnership and registered investment adviser whose general partners are John J. Geewax and Bruce E. Terker. John J. Geewax, MBA, JD, is primarily responsible for the day-to-day management and investment decisions for the Growth Portfolio and is supported by Christopher P. Ouimet who assists in the management of the Growth Portfolio. Mr. Geewax founded Geewax Terker in 1982. Mr. Ouimet joined Geewax Terker in 1994. Prior to that, Mr. Ouimet was at The Vanguard Group as a quantitative analyst from 1992 to 1994 and as a marketing analyst from 1990 to 1992.


Value and Income Portfolio

         Martingale Asset Management, L.P., 222 Berkeley Street, Boston, MA 02116 ("Martingale"), is the Money Manager of the Value and Income Portfolio. Martingale is a Delaware limited partnership, which consists of two general partners, Martingale Asset Management Corporation ("Martingale Corp.), a Massachusetts corporation, and Commerz Asset Management USA Corporation ("CAM"), a Delaware corporation, and four limited partners. Arnold S. Wood and William E. Jacques each own 32.26% of Martingale Corp. CAM is a wholly-owned subsidiary of Commerz International Capital Management GmbH ("CICM") headquartered in Frankfurt, Germany. Commerzbank AG is the parent company of CICM. William E. Jacques, CFA, Executive Vice President and Chief Investment Officer of Martingale, is primarily responsible for the investment decisions for the Value and Income Portfolio. Mr. Jacques joined Martingale in 1987. Douglas E. Stark, CFA, Senior Vice President and Director of US Equity Management and Research is primarily responsible for the day-to-day management of the Value and Income Portfolio. Mr. Stark joined Martingale in 1996. Prior to joining Martingale, Mr. Stark was Senior Vice President and Portfolio Manager at InterCoast Capital Company from 1994 to 1996. Prior to that, he was Vice President and managed international stock portfolios at State Street Global Advisors, an area of State Street Bank and Trust Company, from 1990 until 1994.

Small to Mid Cap Portfolio

         Symphony Asset Management, Inc., 555 California Street, San Francisco, CA 94104 ("Symphony Inc."), is the Money Manager of the Small to Mid Cap
Portfolio until July 1, 1998. After July 1, 1998, the Money Manager for the Small to Mid Cap Portfolio will be Symphony Asset Management LLC ("Symphony LLC"). Symphony Inc. is a California corporation founded in March, 1994. Symphony Inc. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and the
California Department of Corporations. Symphony Inc. is a wholly-owned subsidiary of BARRA, Inc. ("BARRA"), a California corporation and registered investment adviser under the Investment Advisers Act and the California Department of Corporations, and as a publicly traded corporation under Section 12(g) of the Securities Exchange Act of 1934, as amended. BARRA is one of the world's leading suppliers of analytical financial software and has pioneered many of the techniques used in systematic investment management, including active management based on so-called factor return predictions. Symphony LLC, is a registered investment advisory affiliate of Symphony Inc., organized as a California limited liability company and operating under the same management, and with the same personnel, at the same address as Symphony, Inc. Symphony LLC is owned 50% by Symphony Inc., which is owned 100% by BARRA, and 50% by Maestro LLC, a California limited liability company. Maestro LLC is owned by Jeffrey L. Skelton, Neil L. Rudolph, Praveen K. Gottipalli and Michael J. Henman, each of whom hold management rolls with Symphony LLC.

         Praveen K. Gottipalli, Director of Investments of Symphony Inc. and Symphony LLC, is primarily responsible for the day-to-day management and investment decisions for the Small to Mid Cap Portfolio. Mr. Gottipalli has been Director of Investments with Symphony Inc. since March, 1994 and Symphony LLC since July 1996. From 1985 to 1994, he was with BARRA, Inc., where, prior to joining Symphony, he was Director of the Active Strategies Group for BARRA, Inc. Mr. Gottipalli has worked on a number of different investment management strategies including valuation models for global equities, global tilt funds and aggressive market neutral strategies that combine quantitative and qualitative analysis. He has been actively involved with design, analysis, implementation and enhancement of these strategies.

International Portfolio

         Nicholas-Applegate Capital Management, ("Nicholas-Applegate"), 600 West Broadway, 29th Floor, San Diego, CA 92101, is the Money Manager for the International Portfolio. Nicholas-Applegate is a California limited partnership and registered investment adviser whose general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Senior members of the seven member international portfolio team include: Catherine Somhegyi, Lawrence S. Speidell and Loretta J. Morris. The senior members are primarily responsible for making the day-to-day management and investment decisions for the International Portfolio. Mr. Nicholas, Managing Partner, founded Nicholas-Applegate in 1984. Catherine Somhegyi, Chief Investment Officer, Global Equity Management, joined Nicholas-Applegate in 1987. Mr. Speidell, Partner and Director of Global and Systematic Portfolio Management, joined Nicholas-Applegate in 1994. From 1983 to 1994, Mr. Speidell was a portfolio manager for Batterymarch Financial Management. Ms. Morris, Partner and Senior Portfolio Manager, International, joined Nicholas-Applegate in 1990. From 1981 to 1989, Ms. Morris was responsible for research, client service and operations at Collins Associates, a pension consulting firm.

                                                                      APPENDIX A


                             DESCRIPTION OF INDICES

         The  following  information  as to each index has been  supplied by the
respective   preparer   of  the   index  or  has  been   obtained   from   other
publicly-available information.

Standard & Poor's 500 Composite Stock Price Index 1

         The purpose of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies listed on the New York Stock Exchange.

         Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

         The formula adopted by S&P is generally defined as a "base-weighted aggregative" expressed in relatives with the average value for the base period (1941-1943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding. The price of any stock multiplied by number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security.

         Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

S&P/BARRA Growth Index
S&P/BARRA Value Index

         BARRA, in collaboration with Standard and Poor's Corporation, has constructed the S&P/BARRA Growth Index (the "Growth Index") and S&P/BARRA Value Index (the "Value Index") to separate the S&P 500 into value stocks and growth stocks.

         The Growth and Value Indices are constructed by dividing the stocks in the S&P 500 according to their price-to-book ratios. The Value Index contains firms with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500. The Growth Index contains the remaining members of the S&P 500. Each of the indices is capitalization-weighted and is rebalanced semi-annually on January 1 and July 1 of each year.

         Although the Value Index is created based on price-to-book ratios, the companies in the index generally have other characteristics associated with "value" stocks: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the Value Index historically has had higher weights in the Energy, Utility, and Financial sectors than the S&P 500.

         Companies in the Growth Index tend to have opposite characteristics from those in the Value Index: high earnings-to-price ratios, low dividend yields, and high earnings growth. Historically, the Growth Index has been more concentrated in Electronics, Computers, Health Care and Drugs than the S&P 500.

         As of December 31, 1996 there were 339 companies in the Value Index; consequently there are 161 companies in the Growth Index.

Wilshire 4500 Index 2

         While the S&P 500 Index includes the preponderance of large market capitalization stocks, it excludes most of the medium and small size companies which comprise the remaining 33% of the capitalization of the U.S. stock market. The Wilshire 4500 Index (an unmanaged index) consists of all U.S. stocks that are not in the S&P 500 and that trade regularly on the New York and American Stock Exchanges as well as in the NASDAQ over-the-counter market. The Wilshire 4500 Index is constructed from the Wilshire 5000 Equity Index, which measures the performance of all U.S. headquartered equity securities with readily available price data. Approximately 6500 capitalization weighted security returns are used to adjust the Wilshire 5000 Equity Index. The Wilshire 5000 Equity Index was created by Wilshire Associates in 1974 to aid in performance measurement. The Wilshire 4500 Index consists of the Wilshire 5000 Equity Index after excluding the companies in the S&P 500.

         Wilshire Associates view the performance of the Wilshire 5000's securities several ways. Price and total return indices using both capital and equal weightings are computed. The unit value of these four indices was set to
1.0 on December 31, 1970.

Morgan Stanley Capital International EAFE(R) + EMF Index3

         The Morgan Stanley Capital International ("MSCI") EAFE(R)+ EMF Index is a market capitalization weighted index composed of companies representative of the market structure of 41 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies.

         MSCI EAFE(R)Index is a market capitalization weighted index composed of companies representative of the market structure of 19 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies.

         MSCI Emerging Markets Free ("EMF") Index is a market capitalization weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

         The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of March 31, 1997, the MSCI EAFE(R)+ EMF Index consisted of 2,032 companies traded on stock markets in 45 countries. The weighting of the MSCI EAFE(R)+ EMF Index by country was as follows:

Developed Markets: Australia 2.60%, Austria 0.36%, Belgium 1.12%, Denmark 0.84%, Finland 0.63%, France 6.48%, Germany 8.07%, Hong Kong 3.11%, Ireland 0.30%, Italy 2.78%, Japan 25.28%, Netherlands 4.44%, New Zealand 0.33%, Norway 0.51%, Singapore 1.43%, Spain 1.97%, Sweden 2.33%, Switzerland 5.43%, United Kingdom 16.94%.

Emerging Markets: Argentina 0.51%, Brazil 2.08%, Chile 0.56%, China Free 0.08%, Colombia 0.12%, Czech Republic 0.17%, Greece 0.22%, Hungary 0.07%, India 0.07%, Indonesia 0.80%, Israel 0.77%, Jordan 0.31%, Korea Free 0.58%, Malaysia 2.32%, Mexico Free 1.20%, Pakistan 0.10%, Peru 0.16%, Philippines Free 0.49%, Poland 0.07%, Portugal 0.31%, South Africa 1.73%, Sri Lanka 0.01%, Taiwan 1.36%, Thailand 0.57%, Turkey 0.28%, Venezuela Free 0.15%.

         Unlike other broad-based indices, the number of stocks included in MSCI EAFE(R)+ EMF Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE(R)+ EMF Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE(R)+


EMF Index was equal to 100.0 on January 1, 1988. As of March month-end 1997, the current value of the MSCI EAFE(R)+ EMF Index was 188.5 (with gross dividends reinvested).

--------
1 "Standard & Poor's," "S&P" and "S&P 500" are trademarks of Standard and Poor's, a division of The McGraw-Hill Companies, Inc. The Growth and Value and Income Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's.
2 "Wilshire 4500" and "Wilshire 5000" are registered trademarks of Wilshire Associates. The Small to Mid Cap Portfolio is not sponsored, endorsed, sold or promoted by Wilshire Associates.
3 "EAFE" is a registered trademark of Morgan Stanley Capital International. The International Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International.

BENNINGTON CAPITAL MANAGEMENT L. P.
U.S. Bank Centre
1420 Fifth Avenue, Suite 3130
Seattle, Washington  98101
Telephone:  206/224-7420
            800/759-3504
Facsimile:  206/224-4274


No dealer, sales person or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information and representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Portfolios, Bennington or the Money Managers since the date hereof; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

Accessor(R) and Alloset(R) are registered trademarks of Bennington Capital Management L.P.

ACCESSOR(R) FUNDS, INC.                                        1420 Fifth Avenue
                                                                      Suite 3130
FIXED-INCOME PORTFOLIOS--Investor Class Shares                Seattle, WA  98101
PROSPECTUS - May 1, 1998                                          (800) 759-3504
--------------------------------------------------------------------------------
New Account Information and Shareholder Services                  (206) 224-7420
--------------------------------------------------------------------------------

ACCESSOR(R)FUNDS, INC. (the "Fund"), is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. Each portfolio intends to offers two classes of shares, Advisor Class Shares and Investor Class Shares. This Prospectus pertains only to the Investor Class Shares of the following four fixed-income portfolios of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):

                       INTERMEDIATE FIXED-INCOME PORTFOLIO
                    SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO
                          MORTGAGE SECURITIES PORTFOLIO
                         U.S. GOVERNMENT MONEY PORTFOLIO

and sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Through a separate prospectus, the Fund intends to offer an additional class of shares, the Advisor Class Shares, for the Portfolios and through separate prospectuses, the Fund intends to offer Investor Class Shares and Advisor Class Shares for the four equity portfolios of the Fund. Advisor Class Shares have different expenses that would affect performance. Investors desiring to obtain information about the Advisor Class Shares should call (800) 759-3504 or ask their sales representative. See "Description of the Fund --Multiple Classes of Shares."

The Fund has filed a Statement of Additional Information, dated May 1, 1998, with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, containing further information about the portfolios and the Fund that may be of interest to investors, is incorporated herein by reference in its entirety. A free copy may be obtained by writing or calling the Fund at the address or phone number shown above. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

INVESTMENTS IN THE U.S. GOVERNMENT MONEY PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE U.S. GOVERNMENT MONEY PORTFOLIO
INTENDS TO MAINTAIN ITS NET ASSET VALUE AT $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO DO SO. SEE "VALUATION OF PORTFOLIO SHARES."

INVESTMENTS IN THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE PORTFOLIOS ENTAILS RISK OF LOSS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                           Page

SUMMARY........................................................................3
FEES AND PORTFOLIO EXPENSES....................................................6
PORTFOLIO MANAGEMENT...........................................................8
DESCRIPTION OF THE PORTFOLIOS..................................................8
         General...............................................................8
         Risk Factors and Special Considerations...............................9
         Investment Objectives and Investment Policies........................10
         Investment Policies..................................................12
         Investment Restrictions..............................................20
GENERAL MANAGEMENT OF THE PORTFOLIOS..........................................20
THE MONEY MANAGERS............................................................25
EXPENSES OF THE PORTFOLIOS....................................................27
PORTFOLIO TRANSACTION POLICIES................................................28
DIVIDENDS AND DISTRIBUTIONS...................................................28
TAXES.........................................................................29
CALCULATION OF PORTFOLIO PERFORMANCE..........................................31
VALUATION OF PORTFOLIO SHARES.................................................33
PURCHASE OF PORTFOLIO SHARES..................................................34
REDEMPTION OF PORTFOLIO SHARES................................................37
ADDITIONAL INFORMATION........................................................38
         Service Providers....................................................38
         Other Arrangements...................................................39
         Signature Guarantees.................................................39
         Organization, Capitalization and Voting..............................40
         Shareholder Inquiries and Reports to Shareholders....................40
         Glass-Steagall Act...................................................41
MONEY MANAGER PROFILE.........................................................41
         Mortgage Securities Portfolio........................................41
DESCRIPTION OF INDICES.......................................................A-1

                                     SUMMARY

         The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

         The Fund. The Fund is a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies.

         Multi-Class Structure. Each Portfolio intends to offer two classes of shares, the Advisor Class Shares and the Investor Class Shares through different prospectuses. The shares of each Portfolio existing prior to May 1, 1998, when the multi-class structure was established, are redesignated as Advisor Class Shares. The Investor Class Shares are primarily available through financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers, and other financial intermediaries and through the various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively, "Service Organizations") that may impose additional or different conditions on purchase or redemption of Fund shares and may charge transaction or account fees. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Generally fund supermarket-type programs require customers to pay either no or low transaction fees in connection with purchases or redemptions, while other Service Organizations may charge a fee for their services. Service Organizations may enter into written agreements with the Fund on behalf of the Investor Class Shares, which allow reimbursements or payments directly by the Fund for administrative services, shareholder services and distribution-related services. See the "Distribution Plan", "Shareholder Service Plan" and "Administrative Services Plan" and the "Multi-Class Structure" in the Statement of Additional Information for more detailed information about the Investor Class Shares. Advisor Class Shares are primarily available directly from the Fund. Advisor Class shares are also available from Service Organizations, which may charge a fee for their services. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions.

         Bennington may enter into arrangements with Service Organizations and pay such organizations directly for services provided by Service Organizations. See "Additional Information--Other Arrangements".

         Fixed-Income Portfolios--Investor Class Shares Prospectus. This Prospectus pertains only to the Investor Class Shares of the Fund's Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio, Mortgage Securities Portfolio (collectively, the "Bond Portfolios") and the U.S. Government Money Portfolio. See "DESCRIPTION OF THE PORTFOLIOS--General" and "--Investment Objectives and Investment Policies" And "Multi-Class Structure".

         Each Portfolio seeks to achieve its investment objective by using investment policies and strategies which are distinct from the investment policies and strategies of other portfolios of the Fund. The investment objective of the Portfolios managed by Bennington are set forth below:

o INTERMEDIATE FIXED-INCOME PORTFOLIO -- Bennington Capital Management L.P.1 -- seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years. Under normal market conditions, the Portfolio will have a dollar weighted average duration of not less than three years nor more than ten years.

o SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO -- Bennington Capital Management L.P.2 -- seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years. Under normal market conditions, the Portfolio will have a dollar weighted average duration of not less than two years nor more than five years.

o U. S. GOVERNMENT MONEY PORTFOLIO -- Bennington Capital Management L.P. -- seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The investment objective and the name of the investment management organization (the "Money Manager") for the Mortgage Securities Portfolio is described below:

o MORTGAGE SECURITIES PORTFOLIO -- BlackRock, Inc. -- seeks generation of current income by investing primarily in mortgage-related securities.

         Management. Bennington Capital Management L.P., a Washington limited partnership ("Bennington"), is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

         Purchase and Redemption of Shares. Investor Class Shares offered by this Prospectus are intended to be purchased and redeemed by shareholders either
(i) directly from the Portfolios, or (ii) through Service Organizations, who may charge a transaction or account fee for their services, at net asset value next determined after an order for purchase or redemption has been received. The Service Organizations are responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers. The minimum initial investment for Investor Class Shares of the Portfolios is $5,000 per Portfolio or $10,000 in aggregate across the Investor Class Shares of the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the Investor Class Shares of the portfolios of the Fund. See "PURCHASE OF PORTFOLIO SHARES" and "REDEMPTION OF PORTFOLIO SHARES."

         Risk Factors and Special Considerations. The Fund is designed to provide diverse opportunities in equity and debt securities. There can be no assurance that the investment objective for any Portfolio will be achieved. Investing in a mutual fund that purchases securities of companies and governments of foreign countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. See "DESCRIPTION OF THE PORTFOLIOS--Risk Factors and Special Considerations."

         Dividends and Distributions. Each Portfolio intends to distribute at least annually to its shareholders substantially all of its net investment income and its net realized long- and short-term capital gains. Dividends from the net investment income of the U.S. Government Money Portfolio will be declared daily and paid monthly. Dividends from the net investment income of the Bond Portfolios will be declared and paid monthly. See "DIVIDENDS AND DISTRIBUTIONS."

         Taxation. Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company for federal income tax purposes. As such, the Fund anticipates that no Portfolio will be subject to federal income tax on income and gains that are distributed to shareholders. See "TAXES."

         Service Providers.

         Bennington is the manager and administrator of the Fund, as described above. Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington also provides transfer agent, registrar, dividend disbursing agent, recordkeeping, administrative and compliance services to the Fund, pursuant to its Transfer Agency and Administrative Agreement (the "Transfer Agent Agreement") with the Fund.

         The Fifth Third Bank, an Ohio banking corporation ("Fifth Third"), acts as custodian (the "Custodian") of the Portfolios' assets, including accounts established under the Fund's Individual Retirement Custodial Account Plan (the "IRA Accounts"). Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors (the "Board of Directors"). Fifth Third also performs accounting, recordkeeping, and other services for the Fund (the "Fund Accounting Agent").

         Deloitte & Touche LLP are the Fund's independent auditors.

         Mayer, Brown & Platt serves as the Fund's outside legal counsel. See "ADDITIONAL INFORMATION--Service Providers."


--------

     1 Managed by Smith Barney Capital Management from inception through April 30, 1998. See Statement of Additional Information for more detailed information.

     2 Managed by Bankers Trust Company from inception through April 30, 1998. See Statement of Additional Information for more detailed information.

                           FEES AND PORTFOLIO EXPENSES

         The following table lists the fees and expenses that an investor should expect to incur as a shareholder of Investor Class Shares of each of the Portfolios based on projected annual operating expenses.




SHAREHOLDER TRANSACTION EXPENSES(a)                                       Portfolios(b)
                                                -------------------------------------------------------------------
                                                  Intermediate   Short-Intermediate   Mortgage    U.S. Government
                                                  Fixed-Income     Fixed-Income      Securities         Money
                                                  ------------     ------------      ----------   ---------------

Sales Load on Purchases                               None             None             None            None
Sales Load on Reinvested Dividends                    None             None             None            None
Deferred Sales Load                                   None             None             None            None
Redemption Fees/Exchange Fees(c)                      None             None             None            None

-----------

(a) Shares of the Portfolios are expected to be sold primarily through Service Organizations that may charge shareholders a fee. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Distribution."

(b) An annual maintenance fee of $25.00 may be charged by the Transfer Agent to each IRA Account with an aggregate balance of less than $10,000 on December 31 of each year.

(c) The Transfer Agent may charge a processing fee of $10.00 for each redemption check requested by a shareholder. See "REDEMPTION OF PORTFOLIO SHARES."



ANNUAL PORTFOLIO OPERATING EXPENSES(a)                                     Portfolios
                                                ---------------------------------------------------------------
(as a percentage of average daily net assets)   Intermediate   Short-Intermediate   Mortgage    U.S. Government
                                                Fixed-Income     Fixed-Income      Securities         Money
                                                ------------     ------------      ----------   ---------------
Management Fees (b)                                 0.36%           0.36%              0.59%          0.25%
12b-1 Fees(c)                                       0.25%           0.25%              0.25%          0.25%
Other Expenses                                      0.38%           0.40%              0.32%          0.34%
      Administrative Fee(d)                         0.25%           0.25%              0.25%          0.25%
                                                    -----           -----              -----          -----
Total Other Expenses                                0.65%           0.65%              0.57%          0.59%
Total Portfolio Operating Expenses                  1.24%           1.26%              1.41%          1.09%
                                                    =====

(a) The table data reflects fees and expenses expected to be incurred during the fiscal year ended December 31, 1998, not actual expenses. For actual expenses of the Portfolios, prior to establishing the multi-class structure, incurred during the fiscal year ended December 31, 1997, see "Financial Highlights" in the Fixed-Income Portfolios--Advisor Class Shares Prospectus and the Annual Report for the period ended December 31, 1997.

(b) Management fees consist of the management fee paid to Bennington and the Money Manager fee paid to BlackRock, Inc. for the Mortgage Securities Portfolio. Bennington receives only the management fee and not a Money Manager fee for the Portfolios that it manages directly. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Fund Manager Services and Fees" and "THE MONEY MANAGERS--Money Manager Fees."

(c) The Distribution Plan for Investor Class Shares has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Investment Company Act"). In addition, a Shareholder Service Plan has been adopted for the Investor Class Shares. The combination of the fees paid pursuant to the Distribution Plan and the Shareholder Service Plan, may be no more than 0.25% of the annual net assets attributable to Investor Class Shares. See "GENERAL MANAGEMENT OF THE PORTFOLIOS--Distribution Plan."

(d) An Administrative Services Plan has been adopted for the Investor Class Shares. Pursuant to such Administrative Services Plan, the Fund may pay Service Organizations who have entered into such arrangements with the Fund up to 0.25% of the average daily net assets of their clients who may from time to time beneficially own Investor Class Shares of the Portfolios. The Administrative Service Fee (as defined herein) is not for distribution related activities.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) redemption at the end of each time period:

                                          Portfolios
                ---------------------------------------------------------------
                Intermediate   Short-Intermediate   Mortgage    U.S. Government
                Fixed-Income     Fixed-Income      Securities         Money
                ------------     ------------      ----------   ---------------

One Year             $13             $13              $14             $11
Three Years          $39             $40              $45             $35
Five Years           $68             $69              $77             $60
Ten Years           $150            $152             $169            $133


         The example assumes Money Manager and other fees are paid at the rates provided in the Annual Portfolio Operating Expenses table above. For a discussion of certain management and Money Manager fees, see footnote (b) to the Annual Portfolio Operating Expenses table.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Investors should be aware that long term shareholders of Investor Class Shares of the Fund may pay more in 12b-1 and distribution related fees than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc. (the "NASD").

         The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Investor Class Shares of the Portfolios will bear directly or indirectly. For a more complete description of the various costs and expenses, see "Expenses of the Portfolios" in the Statement of Additional Information.

                              PORTFOLIO MANAGEMENT

         Bennington is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios. At the present time, Bennington is responsible for the selection of individual portfolio securities for all of the assets of the U.S. Government Money Portfolio, Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance. Bennington may add or terminate a Money Manager at any time, subject to approval by the Board of Directors and prompt notification of the applicable Portfolio's shareholders. For the Portfolios covered by this prospectus, a separate Money Manager currently manages the assets of the Mortgage Securities Portfolio. References to the Money Manager or Money Managers throughout this prospectus refer to the Money Manager for the Mortgage Securities Portfolio and any Money Managers that may be hired from time to time for the other Portfolios. Bennington allocates the assets within a Portfolio among any Money Managers selected. See "MONEY MANAGER PROFILE" and "THE MONEY MANAGERS."

         Although Bennington's activities are subject to general oversight by the Board of Directors and the officers of the Fund, neither the Board nor the officers evaluate the investment merits of Bennington's or any Money Manager's individual security selections. The Board of Directors will review regularly the Portfolios' performance compared to the applicable indices and also will review the Portfolios' compliance with their investment objectives and policies. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

                          DESCRIPTION OF THE PORTFOLIOS

General

         The Fund is a Maryland corporation and was organized in June 1991 as a multi-managed, no-load, open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios, each with its own investment objective and policies. Each portfolio issues two classes of shares, Advisor Class Shares and Investor Class Shares. This Prospectus covers only the Investor Class Shares of the four fixed-income Portfolios of the Fund. The Advisor Class Shares of the four fixed-income Portfolios of the Fund as well as the Advisor Class Shares and Investor Class Shares of the Fund's other four portfolios, which are designed for investment in equity securities, are intended to be offered through separate prospectuses. Each Portfolio's assets are invested by Bennington and/or a Money Manager that has been analyzed, evaluated and recommended by Bennington. Bennington also operates and administers the Fund and monitors the performance of the Money Managers. Each Portfolio's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Portfolio, as defined in the Investment Company Act. Other policies reflect current practices of the Portfolios, and may be changed by the Portfolios without the approval of shareholders. This section of the Prospectus describes each Portfolio's investment objective, policies and restrictions. A more detailed discussion appears in the Statement of Additional Information and includes a list of the Portfolios' investment restrictions.

         Under normal circumstances, each Portfolio will invest at least 65% and generally more than 80% of its total assets in the types of securities identified in its statement of objective as principal investments. Bennington will attempt to have each Portfolio (other than the U.S. Government Money Portfolio) managed so that the Portfolio's investment performance equals or exceeds the total return performance of a relevant index (the "Benchmark Index"), as set forth below.

                               BENCHMARK INDICES

Portfolio                            Index
---------                            -----
Intermediate Fixed-Income            Lehman Brothers Government/Corporate Index
Short-Intermediate Fixed-Income      Lehman Brothers Government/Corporate
                                       1-5 Year Index
Mortgage Securities                  Lehman Brothers Mortgage-Backed Securities
                                       Index

See Appendix A for a description of the Benchmark Indices. A change in a Benchmark Index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. Each Portfolio (other than the U.S. Government Money Portfolio) may have up to 20% of its total assets invested in money market instruments to provide liquidity. If, in the opinion of Bennington or a Money Manager, market or economic conditions warrant, the Portfolio may adopt a temporary defensive strategy. In that event, the Portfolio may hold assets as cash reserves without limit. See "Investment Policies--Liquidity Reserves." Also, under these economic or market conditions, the Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio may deviate from their designated average dollar weighted duration ranges. See "Investment Objectives and Investment Policies --Intermediate
Fixed-Income Portfolio," and "--Short-Intermediate Fixed-Income Portfolio." There can be no assurance that the investment objective for any Portfolio will be realized.

         No Portfolio will invest in fixed-income securities, including convertible securities, rated less than A by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by Bennington or a Money Manager to be of a lesser credit quality than those designations. The Portfolios will sell securities that they have purchased in a prudent and orderly fashion when ratings drop below these minimum ratings. See Appendix A in the Statement of Additional Information for a description of securities ratings.

Risk Factors and Special Considerations

         The Fund is designed to provide diverse opportunities in equity and debt securities. No assurance can be given that the Portfolios will achieve their investment objectives.

         Investing in a mutual fund that purchases securities of companies and governments of foreign countries, particularly developing countries, involves risks that go beyond the usual risks inherent in a mutual fund limiting its holdings to domestic investments. See "Investment Policies--Risks of Investing in Foreign Securities." Certain Portfolios also may be subject to certain risks in using investment techniques and strategies such as entering into repurchase agreements and trading futures contracts and options on futures contracts. See "DESCRIPTION OF THE PORTFOLIOS--Investment Policies". The use of options and futures by a Portfolio entails certain risks, including the risk that to the extent the Money Manager's views as to certain market movements are incorrect, the use of such instruments could result in losses greater than if they had not been used. Such instruments may also force sales or purchases of Portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. Also, when used for hedging existing positions, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. In addition, the Bond Portfolios will invest in U.S. Government stripped mortgage-related securities which, due to changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. See "DESCRIPTION OF THE PORTFOLIOS--Investment Policies" and "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

         The use of multiple Money Managers in any given Portfolio or the replacement of a Portfolio's Money Managers may increase a Portfolio's portfolio turnover rate, realization of gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Portfolios and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "PORTFOLIO TRANSACTION POLICIES" and "TAXES."

         With respect to the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Portfolios, Bennington or a Money Manager may adopt a temporary defensive strategy under abnormal market or economic conditions. During these times, one or more Portfolios may make investments which result in the Portfolios' average dollar weighted duration rising above their designated ranges. Such a strategy differs from other defensive strategies in that it involves greater rather than less risk to the Portfolios. See "Investment Objectives and Investment Policies --Intermediate Fixed-Income Portfolio," and "--Short-Intermediate Fixed-Income Portfolio."

Investment Objectives and Investment Policies

         The investment objective of each Portfolio is fundamental and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Statement of Additional Information. The other investment policies and practices of each Portfolio, unless otherwise noted, are not fundamental and may therefore be changed by a vote of the Board of Directors without shareholder approval. For a more detailed discussion regarding the Benchmark Indices, see Appendix A.

         The INTERMEDIATE FIXED-INCOME PORTFOLIO seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and a dollar weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Corporate Index or another relevant index approved by the Board of Directors.

         Under normal market conditions, the Portfolio seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar weighted average duration of between three and ten years. The Portfolio invests principally in bonds, debentures and other fixed-income securities with durations of between three and ten years, including: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage- and other asset-backed securities including stripped mortgage-backed securities; variable and floating rate debt securities; U.S. dollar-denominated obligations of foreign governments and foreign governmental agencies; and convertible securities. See "Investment Policies--Risks of Investing in Foreign Securities."

         Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the Lehman Brothers Government/Corporate Index (the "LBGC Index"). In approving the LBGC Index, the Board of Directors took into consideration the substantial similarity between the securities expected to be held by the Portfolio and the LBGC Index securities with respect to the following factors, among others: the duration, credit ratings and volatility risk. The Portfolio may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and a dollar weighted average portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers 1-5 Year Government/Corporate Index or another relevant index approved by the Board of Directors.

         Under normal market conditions, the Portfolio seeks to achieve its objective by investing at least 65% and generally more than 80% of its total assets in fixed-income securities and will have a dollar weighted average duration of not less than two years nor more than five years.

         The Portfolio invests principally in fixed-income securities of the type permitted for investment by the Intermediate Fixed-Income Portfolio but with a shorter dollar weighted average portfolio duration. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the Lehman Brothers Government/Corporate 1-5 Year Index (the "LBGC5 Index"). In approving the LBGC5 Index, the Board of Directors took into consideration the substantial similarities between the securities expected to be held by the Portfolio and the LBGC5 Index securities, which include among others: duration, credit ratings and volatility risk. The Portfolio may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The MORTGAGE SECURITIES PORTFOLIO seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index") or another relevant index approved by the Board of Directors.

         The market value of these securities can and will fluctuate as interest rates and market conditions change. Fixed-rate mortgages decline in value during periods of rising interest rates. Adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. See "Investment Policies--Mortgage-Related Securities." Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% and generally more than 80% of its total assets in mortgage related securities, and the Portfolio's principal investments will be mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Up to 50% of the Portfolio's net assets may be invested in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") or asset-backed securities. See "Investment Policies--Asset-Backed Securities" and "--Risks of Investing in Asset-Backed and Mortgage-Related Securities" in this Prospectus and "Investment Restrictions, Policies and Risk Considerations--Investment Policies--Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")" in the
Statement of Additional Information. Bennington and/or the Money Manager will attempt to equal or exceed the total return performance of the LBM Index. In approving the LBM Index, the Board of Directors took into consideration factors such as the substantial similarity between the securities expected to be held by the Portfolio and those in the LBM Index and that the index would have a risk level appropriate to the objective of this Portfolio. The Portfolio also may utilize options on U.S. Government securities, interest rate futures and options thereon for hedging purposes and to attempt to enhance income, but not for speculation. See "Investment Policies--Options" and "--Futures Contracts."

         The U.S. GOVERNMENT MONEY PORTFOLIO seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "Investment Policies--U.S. Government Securities."

         The dollar weighted average portfolio maturity of the Portfolio will not exceed 90 days. Under normal market conditions, the Portfolio seeks to achieve this objective by investing at least 65% and generally more than 80% of a Portfolio's total assets in fixed-income securities. The Portfolio limits its Portfolio investments to those which mature in 13 months or less from the date of purchase, present minimal credit risks and are of "eligible quality" as determined by the Portfolio's manager under the supervision of the Board of Directors. See "Investment Policies--Money Market Instruments." The Portfolio may enter into repurchase agreements collateralized by U.S. Government securities. See "Investment Policies--Repurchase Agreements." While the U.S. Government Money Portfolio intends to maintain its net asset value at $1.00 per share, an investment in this Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. See "VALUATION OF PORTFOLIO SHARES."

Investment Policies

         Duration. Duration is used in the Bond Portfolios by Bennington and/or the Money Manager, as applicable, in security selection. Duration, which is one of the fundamental tools used by money managers in security selection, is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or security's price would be expected to change by approximately one percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security.

         With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration. Under normal market conditions (in the opinion of Bennington or a Money Manager, if applicable), the average dollar-weighted maturity of the Intermediate Fixed-Income Portfolio will be between three and 10 years and the average dollar-weighted maturity of the Short-Intermediate Fixed-Income Portfolio will be between two and five years.

         A Portfolio's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a Portfolio's net asset value is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration). Since the Portfolios' objective is to provide high current income, the Portfolios will invest in obligations with an emphasis on income rather than stability of the Portfolios' net asset value.

         If, in the opinion of Bennington and/or the Money Manager, as applicable, market or economic conditions warrant, these Portfolios may adopt a temporary defensive strategy. During these times, the average dollar weighted duration of the Intermediate Fixed-Income Portfolio may fall below three years, or rise to as high as fifteen years and the Short-Intermediate Fixed-Income Portfolio may fall below one year, or rise to as high as fifteen years. In such event, the Portfolios will be subject to greater or less risk depending on whether average dollar weighted duration is increased or decreased. At any time that these Portfolios' average dollar weighted duration is increased, the Portfolios are subject to greater risk, since at higher durations a Portfolio's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Portfolio's average dollar weighted duration is decreased, the Portfolio is subject to less risk, since at lower durations a Portfolio's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Bennington and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Portfolios to their designated average dollar weighted duration. Such reallocations are not expected to be sudden, but will be made gradually over time.

         Liquidity Reserves. Each Portfolio (other than the U.S. Government Money Portfolio) is authorized to invest its cash reserves (funds awaiting investment in the specific types of securities to be acquired by a Portfolio or cash to provide for payment of the Portfolio's expenses or to permit the Portfolio to meet redemption requests) in money market instruments or in debt securities which are at least comparable in quality to the Portfolio's permitted investments. Under normal circumstances, no more than 20% of a Portfolio's net assets will be comprised of these instruments. The Portfolios (other than the U.
S. Government Money Portfolio) also may enter into financial futures contracts in accordance with their investment objectives to minimize the impact of cash balances. "GENERAL MANAGEMENT OF THE PORTFOLIOS" and "Investment Policies--Liquidity Reserves" in the Statement of Additional Information.

         Money Market Instruments. Each Portfolio (other than the U. S. Government Money Portfolio) may invest up to 20% of its net assets in:

                  (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Portfolio of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Portfolios may invest in Eurodollar instruments of foreign and domestic banks; and

                  (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by the Portfolio's Money Manager, under the supervision of Bennington and the Board of Directors, or Bennington, as applicable.

         "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A-1/P-1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Portfolio's Money Manager, if applicable, or Bennington under the general supervision of the Board of Directors. The purchase by the Portfolio of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

         In selecting commercial paper and other corporate obligations for investment by a Portfolio, Bennington and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Bennington monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Portfolio. If commercial paper or another corporate obligation held by a Portfolio is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Bennington and the Board of Directors, or Bennington, as applicable, will promptly reassess whether that security presents minimal credit risks and whether the Portfolio should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Portfolio will dispose of the security as soon as reasonably practicable unless Bennington and the Board of Directors determine that to do so is not in the best interests of the Portfolio and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

         U.S. Government Securities. Each Portfolio (including, in particular, the U. S. Government Money Portfolio) may invest in United States Treasury securities, including bills, notes, bonds and other debt securities issued by the United States Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and their issue dates.

         The Portfolios may invest in securities issued by agencies or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

         Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Portfolios may invest that are not backed by the full faith and credit of the United States include obligations issued by (i) the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service (each of these issuers has the right to borrow from the United States Treasury to meet its obligations) and (ii) the Federal Farm Credit Bank and the Federal Home Loan Bank (each of these issuers may rely only on the individual credit of the issuing agency to satisfy its obligations). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, since it is not obligated to do so by law.

         Obligations issued or guaranteed as to principal and interest by the U.
S. Government may be acquired by a Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. These custodial receipts are commonly referred to as U.S. Treasury STRIPS.

         The U. S. Government Money Portfolio utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "VALUATION OF PORTFOLIO SHARES--Valuation of Portfolio Securities." Accordingly, the U. S. Government Money Portfolio will limit its Portfolio investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

         Types of Corporate Obligations. Debt obligations of corporations in which the Portfolios may invest include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

         Repurchase Agreements. Each Portfolio may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Portfolio's cost plus interest within a specified time (ordinarily a week or less). If the party agreeing to repurchase should default and if the value of the securities held by the Portfolio should fall below the repurchase price, the Portfolio could incur a loss. Subject to the limitation on investing no more than 15% of a Portfolio's net assets in illiquid securities, no Portfolio will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days). See "Investment Policies--Illiquid Securities."

         Repurchase agreements will at all times be fully collateralized by U.S. Government obligations or other collateral in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities. Such collateral will be held by the Fund's Custodian, either physically or in a book-entry account.

         Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt or otherwise fails to deliver the securities.

         A Portfolio will enter into repurchase transactions only with parties who meet creditworthiness standards approved by the Board of Directors. Bennington or the Money Manager, as applicable, monitor the creditworthiness of such parties under the general supervision of the Board of Directors. See
"Investment Policies--Repurchase Agreements" in the Statement of Additional Information.

         Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio's entry into reverse repurchase agreements and dollar rolls (except the U.S. Government Money Portfolio), together with its other borrowings, is limited to 5% of its net assets. See "Investment Policies--Reverse Repurchase Agreements and Dollar Rolls" in the Statement of Additional Information.

         Rights and Warrants. Each Portfolio (except the U.S. Government Money Portfolio) may acquire up to 5% of its net assets in rights and warrants in securities of issuers that meet the Portfolio's investment objective and policies. See "Investment Restrictions" and "Investment Policies--Rights and Warrants" in the Statement of Additional Information.

         Privately-Issued STRIP Securities. The Portfolios may invest up to 5% of their net assets in privately-issued STRIP securities. See "Investment Policies--Privately-Issued STRIP Securities" in the Statement of Additional Information.

         Mortgage-Related Securities. The Bond Portfolios may invest in mortgage-related securities. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities."

         Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The dominant issuers or guarantors of mortgage-related securities today are GNMA, FNMA and FHLMC. GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers.

         The mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

         The  Bond  Portfolios  may  invest  in  pass-through   mortgage-related
securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

         In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, the Bond Portfolios also may invest in pass-through mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Bond Portfolios may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Bond Portfolios will treat IOs and POs as illiquid securities except for (i) IOs and POs issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Bennington and the Money Managers for these Portfolios subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. See "Investment Policies--Illiquid Securities."

         Asset-Backed Securities. Each Portfolio (other than the U. S. Government Money Portfolio) may invest in asset-backed securities offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers. The Bond Portfolios may invest in these and other types of asset-backed securities which may be developed in the future.

         Risks of Investing in Asset-Backed and Mortgage-Related Securities. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         Municipal Securities. The Portfolios may invest up to 5% of their net assets in fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States. See "Investment Policies--Municipal Securities" in the Statement of Additional Information.

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions deemed creditworthy by Bennington and the applicable lending agent. The outstanding loans may not exceed in the aggregate the maximum amount of the value of the Portfolio's net assets allowed by applicable law, currently 33- 1/3%. Such loans are callable at any time by the Portfolio and are at all times secured by cash or U.S. Government securities, irrevocable letters of credit or such other acceptable collateral that is at least equal to the market value, determined daily, of the loaned securities. The Portfolio will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Portfolio will be invested in any securities in which the Fund is authorized to invest. A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of right in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Portfolio continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. The risks of lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

         A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy as monitored by Bennington and the lending agent pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would be borne by the Portfolio.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. See "Investment Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

         Illiquid Securities. No Portfolio may invest more than 15% of its net assets in illiquid securities; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities. Securities which are illiquid include repurchase agreements of more than seven days duration, securities which lack a readily available market or have legal or contractual restrictions on resale, certain IO/PO strips and over-the-counter ("OTC") options. Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market are not deemed illiquid for purposes of this limitation, pursuant to liquidity procedures that have been adopted by the Board of Directors. Investing in Rule 144A securities could result in increasing the level of a Portfolio's illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities. Bennington and/or the Money Manager under the supervision of Bennington and the Board of Directors will monitor the liquidity of such restricted securities. See "Investment Policies--Illiquid Securities" in the Statement of Additional Information.

         Options. Each Portfolio (other than the U.S. Government Money Portfolio) may purchase put and call options and may write (sell) "covered" put and "covered" call options. The Bond Portfolios may purchase and write options on U.S. Government securities. The Bond Portfolios may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Portfolios will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

         OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolios. If the counterparty fails to take delivery of the securities underlying an option it has written, the Portfolios would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Portfolios must rely on the credit quality of the counterparty. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash.

         A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Portfolio owns the optioned securities or the Portfolio maintains in a segregated account with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least sufficient to meet its obligations under the call option, or if the Portfolio owns an offsetting call option. When a Portfolio writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any gain from an increase in the market price of the underlying security over the exercise price.

         The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A written put option is "covered" if a Portfolio deposits with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercise price of the put option.

         The Portfolios will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Portfolio exceed 25% of its net assets other than OTC options and the assets used as cover for written OTC options. The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described above in "Illiquid Securities." The U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities. Furthermore, a Portfolio will not purchase or write put or call options on securities or financial futures if the aggregate premiums paid on all such options exceed 20% of the Portfolio's total net assets, subject to the foregoing limitations.

         When a Portfolio writes either a put or call option, the Portfolio is required to deposit an initial margin with the Fund's Custodian for the benefit of the options broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its option commitment. When the Portfolio writes options and an adverse price movement occurs, the Portfolio may be called upon to deposit an additional or variation margin. Both the initial and additional or variation margin must be made in cash or U.S. Government securities. The required margin amount is subject to change by the appropriate exchange or regulatory authority.

         Futures Contracts. Each Portfolio (other than the U. S. Government Money Portfolio) is permitted to enter into financial futures contracts and related options ("futures contracts") in accordance with its investment objective. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

         A "financial futures contract" is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes and bills, commercial paper, bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract which cancels the original contract to make or take delivery.

         The Portfolios may purchase and write options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures contracts are similar to options on the security upon which the futures contracts are written except that options on financial futures contracts give the purchaser the right to assume a position at a specified price in a financial futures contract at any time during the life of the option.

         Upon entering into a futures contract, a Portfolio is required to deposit in a segregated account with the Fund's Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitment. The initial margin amount is subject to change by the appropriate exchange or regulatory authority. The Portfolio will also be required to settle any gains or losses on a daily basis in cash (variation margin). If the Portfolio is unable to meet an additional margin requirement, the Portfolio may be forced to close out its position at a price that may be detrimental to the Portfolio. When trading futures contracts, a Portfolio will not commit more than 5% of the market value of its total assets as initial margins. See "Investment Policies--Futures Contracts" in the Statement of Additional Information.

         Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include: (1) dependence on Bennington and/or the Money Manager's ability to predict correctly movements in the direction of interest rates and securities prices; (2)
imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Taxes" in the Statement of Additional Information.

         Risks of Investing in Foreign Securities. The Bond Portfolios may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

         In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

Investment Restrictions

         Each Portfolio is subject to investment restrictions which, as described in more detail in the Statement of Additional Information, have been adopted by the Fund on behalf of the Portfolios as fundamental policies that cannot be changed with respect to a Portfolio without the approval of the holders of a majority of such Portfolio's outstanding voting securities, as defined in the Investment Company Act. Among other restrictions, the Portfolios will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of a Portfolio's total assets, more than 5% of a Portfolio's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of a Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry. See "Investment Restrictions, Policies and Risk Considerations--Investment Restrictions" in the Statement of Additional Information.

                      GENERAL MANAGEMENT OF THE PORTFOLIOS

         The Board of Directors is responsible for overseeing generally the operation of the Fund, including reviewing and approving the Fund's service contracts with Bennington and any Money Managers. The Fund's officers, all of whom are employed by Bennington, are responsible for the day-to-day management and administration of the Fund's operations. The Money Managers are responsible for the selection of individual portfolio securities for the assets assigned to them by Bennington. Bennington is responsible for the selection of individual portfolio securities for the assets of the Portfolios managed by it and does not receive any fees beyond the fees paid pursuant to the Management Agreement.

         Bennington, 1420 Fifth Avenue, Seattle, Washington 98101, was organized as a Washington general partnership on April 25, 1991 and restructured into a Washington limited partnership on August 17, 1993. Bennington and its partners were formed for the purpose of providing investment advisory services to the Fund and acting as the Fund's manager. Bennington's general partners are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Bennington Capital Management Investment Corp., all of which are Washington corporations. The sole limited partner is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. Bennington Management Associates, Inc., which is controlled by J. Anthony Whatley, III, is the managing general partner of Bennington. Mr. Whatley, the Executive Director of Bennington Capital Management and the Chairman of the Board and Principal Executive Officer of the Fund, has had over 20 years of experience in the securities industry. Ravindra
A. Deo, Vice President and Chief Investment Officer of Bennington, is primarily responsible for the day-to-day management of the Portfolios either directly or through interaction with each Portfolio's Money Manager and Mr. Deo is responsible for managing the liquidity reserves of each Portfolio. Mr. Deo has served Bennington in such capacity since January 1992. Prior thereto, he was Senior Vice President at Leland O'Brien Rubenstein Associates Incorporated, an investment manager, where he was employed from 1986 to 1991. See "Management of the Fund" in the Statement of Additional Information.

         Fund Manager Services and Fees. Pursuant to the Management Agreement with the Fund, Bennington provides the following services: (i) provides or oversees the provision of all general management, investment advisory and portfolio management services for the Fund, including the transfer agent, custodian, portfolio accounting and shareholder recordkeeping services for the Fund; (ii) provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business; (iii) develops the investment programs, selects Money Managers, allocates assets among Money Managers, and monitors the Money Managers' investment programs and results; and
(iv) invests the Portfolios' liquidity reserves and all or any portion of the Portfolios' other assets. For providing these services, Bennington is paid by each Portfolio a fee equal on an annual basis to the following percentage of the Portfolio's average daily net assets:

                                                  Management Fee
                                                (as a percentage of
Portfolio                                   average daily net assets)
---------                                   -------------------------

Intermediate Fixed-Income                             0.36%
Short-Intermediate Fixed-Income                       0.36%
Mortgage Securities                                   0.36%
U.S. Government Money                                 0.25%


         Pursuant to the Transfer Agent Agreement effective December 1, 1995, as amended February 19, 1998, between Bennington and the Fund, Bennington provides transfer agent, registrar and dividend disbursing agent services as well as certain other administrative, compliance and recordkeeping services to the Fund. For providing these services, Bennington receives (i) a fee equal to 0.13% of the average daily net assets of each Portfolio of the Fund, and (ii) a transaction fee of $.50 per transaction.

         Bennington may, out of its own resources, provide marketing and promotional support on behalf of the Portfolios. Services provided by Bennington are in addition to, and not duplicative of, the services provided by Service Organizations to their clients.

         Custodian and Fund Accounting Services and Fees. The Fund, Bennington and Fifth Third entered into a Fund Accounting and Other Services Agreement on October 4, 1996, for the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio effective October 7, 1996, and for the Mortgage Securities Portfolio effective November 18, 1996, under which Fifth Third provides certain Portfolio accounting and other services, including maintenance of the books and records of the Portfolios required under the Investment Company Act. As compensation for these services, the Fund pays Fifth Third an annual fund accounting and service fee (the "Fee"), to be calculated daily and paid monthly. The annual Fee for each Portfolio shall be the greater of a monthly minimum or an asset based fee, as follows:



                                         Monthly                First                Next              Assets over
Portfolio                                Minimum    OR       $100,000,000        $150,000,000         $250,000,000
---------                                -------             ------------        ------------         ------------

Intermediate Fixed-Income                $2,000                0.03%                0.02%                0.01%
Short-Intermediate Fixed Income          $2,000                0.03%                0.02%                0.01%
Mortgage Securities                      $2,000                0.03%                0.02%                0.01%
U.S. Government Money                    $1,500                0.03%                0.02%                0.01%

         The Fund pays an additional annual Fee of $2,000 per Portfolio for other administrative services rendered, to be charged monthly. For additional Classes of shares, the Fund will pay an annual charge of $7,000 per Portfolio per additional Class of shares for the Investor Class Shares, also to be charged monthly. Finally, the Fund reimburses Fifth Third for its out-of-pocket expenses incurred in performing its services under this Agreement, including, but not limited to: postage and mailing, telephone, facsimile, overnight courier services and outside independent pricing service charges, and record retention/storage. The total costs for these administrative fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

         The Fund and Fifth Third entered into a Custodian Agreement effective October 4, 1996, pursuant to which Fifth Third acts as Custodian of the assets of the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio effective October 7, 1996, and of the Mortgage Securities Portfolio effective November 18, 1996. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third may employ sub-custodians outside the United States which have been approved by the Fund's Board of Directors. As compensation for its services rendered, the Fund pays Fifth Third an annual domestic custody fee of 0.0025% of the average gross assets and an annual global custody fee of 0.08% of the average gross assets, exclusive of transaction charges. The total costs for the custodial fees are borne by each Portfolio based on the proportionate net assets of each Portfolio.

         Year 2000 Preparedness. The management and money management services provided to the Fund by Bennington and the Money Manager and the services provided by Fifth Third to the Fund, in part, depend on the reasonably consistent operations of their computer systems. Many software programs and, to a lesser extent, computer hardware in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. This design flaw may a have negative impact on the handling of securities trades, pricing and accounting services. Bennington and the Money Managers and Fifth Third have been actively working on necessary changes to their computer systems to deal with the year 2000 and reasonably believe that their systems will be year 2000 compliant in time for that event.

         Multi-Class Structure. The Fund has adopted a Rule 18f-3 Plan (the "Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act. Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other. See "Multi-Class Structure" in the Statement of Additional Information.

         As described in the Multi-Class Plan, the Fund, on behalf of each Portfolio's Investor Class Shares, has adopted a Shareholder Service Plan, a Distribution Plan and an Administrative Services Plan, all as described below. Pursuant to the appropriate plan, the Fund may enter into arrangements with Service Organizations who may provide distribution services, shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares. Any Service Organization may enter into agreements with the Fund under each plan.

         Distribution. Investment advisers, banks, insurance companies and other entities that sell shares of the Fund may enter into a license agreement with Bennington which permits them to use Bennington's proprietary asset allocation software program, Alloset(R), pursuant to which such entities may recommend an allocation of their clients' assets over a broad range of asset classes which may include the various portfolios of the Fund. The Alloset(R) Model was developed by Bennington. Investment advisers, banks, insurance companies and other licensed entities may charge a fee, not for providing access to the Fund, but for providing to their clients services such as Alloset(R), performance reporting, fund selection and account monitoring. The Fund does not receive any portion of such fees and has no control over whether and in what amount such fees are charged. Investors also may purchase shares of the Fund directly if they do not wish to use any of the above services, in which case no service fees or additional fees, beyond those borne by the shareholders of the Fund generally, would be incurred.

         The Fund bears no cost associated with the use of Alloset(R). Using Alloset(R), assets may be allocated among the Fund's portfolios in a manner intended to achieve the investment objectives and desired investment returns of such entities' clients based upon the individual client's situation and tolerance  for risk  and  desire  for  return  on  investment.  There  can be no assurance that the allocation recommended by the entities that use Alloset(R)will meet any of the clients' investment objectives. T he Money Managers engaged by the Fund do not use Alloset(R)in investing any of the Portfolios' assets under management.

         Distribution Plan. The Fund has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 ("Rule 12b-1") of the Investment Company Act with respect to the Investor Class Shares of each Portfolio. Under the terms of the Distribution Plan, the Fund is permitted, out of the assets attributable to the Investor Class Shares of each Portfolio (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing services. Such distribution services, include but are not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares; (b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective holders of Investor Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable and which are, directly or indirectly, intended to result in the sale of Investor Class Shares (the "Distribution Services"). The Fund may enter into arrangements with Service Organizations primarily intended to result in the sale of Investor Class Shares. Subject to the limitations of applicable law and regulations, including rules of the NASD, the payments made directly to third parties or the reimbursements for such distribution related costs or expenses, shall be in combination with the service fee pursuant to the Shareholder Service Plan. The total annual rate shall be up to but not more than 0.25% of the average daily net assets of the Portfolios attributable to the Investor Class Shares. Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit (in combination with the service fee pursuant to the Shareholder Service Plan) that not more than 0.25% of the average daily net assets of the Portfolios shall be attributable to Investor Class Shares. Investor Class Shares shall incur no interest or carrying charges for expenses carried forward. In the event the Distribution Plan is terminated, the Investor Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

         The Distribution Plan may be terminated with respect to the Fund by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of the Fund. Any change in the Distribution Plan that would materially increase the cost to the class of shares of the Fund to which the Distribution Plan relates requires approval of the affected class of shareholders of the Fund. The Distribution Plan requires the Board to review and approve the Distribution Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan may be terminated at any time upon a vote of the Qualified Directors.

         Shareholder Service Plan. The Fund has adopted a Shareholder Service Plan with respect to Investor Class Shares of each Portfolio. Under the Shareholder Service Plan, the Fund is authorized to enter into Shareholder Service Agreements with Service Organizations who provide personal and/or account maintenance services to their clients (the "Clients") who may from time to time beneficially own Investor Class Shares of the Portfolios. Each Portfolio will pay directly to Service Organizations a no distribution related shareholder service fee under the Shareholder Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Portfolio attributable to the Investor Class Shares beneficially owned by the clients of the Service Organizations (the "Shareholder Service Fee"), subject always to the limit (in combination with the distribution fee pursuant to the Distribution Plan) that not more than 0.25% of the average daily net assets of the Portfolios shall be attributable to Investor Class Shares. By way of example, such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares; and (v) providing such other similar services to Clients as the Fund may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations. The Shareholder Service Plan will continue from year to year provided that it is reviewed and approved by the Board of Directors of the Fund annually. In addition, the Board of Directors will ratify all agreements entered into pursuant to the Shareholder Service Plan and shall review at each quarterly meeting of the Directors the amounts expended under the Shareholder Service Plan and the purposes for which those expenditures were made. The Shareholder Service Plan may be terminated at any time by a vote of the Qualified Directors.

         Administrative  Services Plan.  The Fund has adopted an  Administrative
Services Plan whereby the Fund is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Portfolios (the "Agreements"), the form of which has been approved by the Board of Directors of the Fund (the "Board") and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Portfolio will pay an administrative services fee under the Administrative Services Plan at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Portfolio (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. Provided, however, that no Portfolio shall directly or indirectly pay any distribution related amounts that will be allocated under the Fund's Distribution Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their customers who may from time to time beneficially own Investor Class Shares of the Fund, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Portfolio on behalf of shareholders;
(iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution;
(iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Portfolio necessary for such services; (vi) if required by law, forwarding shareholder communications from the Portfolio (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as the Portfolio may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made.

                               THE MONEY MANAGERS

         Bennington is the manager and administrator of the Fund pursuant to its Management Agreement with the Fund. As such, Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington is responsible for evaluating, selecting, and recommending Money Managers needed to manage all or part of the assets of the Portfolios of the Fund. Bennington is also responsible for allocating the assets within a Portfolio among any Money Managers selected. Such allocation is reflected in the Money Manager Agreement among the Fund, Bennington and any Money Manager, and can be changed at any time by Bennington. The Board of Directors reviews and approves selections of Money Managers and allocations of assets among any Money Managers. Money Managers may be added or terminated by Bennington subject to the approval of the Board of Directors of the Fund and appropriate notification to the shareholders of the Portfolio, as discussed below. At the present time, Bennington manages directly the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and U.S. Government Money Portfolios and does not receive a fee in addition to the fees paid pursuant to its Management Agreement with the Fund. There is a separate Money Manager for the Mortgage Securities Portfolio. See "MONEY MANAGER PROFILES."

         Money Managers are selected based on such factors as their experience, the continuity of their portfolio management team, their security selection process, the consistency and rigor with which they apply that process and their demonstrated ability to add value to investment decisions. Short-term investment performance is not a controlling factor in selecting or terminating Money Managers. Bennington, in conjunction with the Board of Directors, reviews Money Managers' performance.

         The Fund was issued an exemptive order by the SEC on September 4, 1996 for an exemption (the "Exemption") from certain provisions of the Investment Company Act which would otherwise require Bennington to obtain formal shareholder approval prior to engaging and entering into money manager agreements with Money Managers. The relief is based on the conditions set forth in the Exemption that, among other things: (1) Bennington will select, monitor, evaluate and allocate assets to the Money Managers and oversee Money Managers compliance with the relevant Portfolio's investment objective, policies and restrictions; (2) before a Portfolio may rely on the Exemption, the Exemption must be approved by the shareholders of the Portfolios operating under the Exemption; (3) the Fund will provide to shareholders certain information about a new Money Manager and its money manager agreement within 60 days of the engagement of a new Money Manager; (4) the Fund will disclose in this Prospectus the existence, substance and effect of the Exemption; and (5) the Directors, including the Qualified Directors, must approve each money manager agreement in the manner required under the Investment Company Act. Any changes to the Management Agreement between the Fund and Bennington would still require shareholder approval. As required by the Exemption, the shareholders of each Portfolio determined, at a shareholders' meeting held on August 15, 1995, to permit the Fund to replace or add Money Managers and to enter into money manager agreements with Money Managers upon approval of the Board of Directors but without formal shareholder approval.

         Neither the Board of Directors nor the officers evaluate the investment merits of Bennington's or any Money Manager's individual security selections. However, the Board of Directors will review regularly each Portfolio's performance compared to the applicable indices and also will review each Portfolio's compliance with its investment objective and policies.

         Money Manager Fees. The fees paid to the Money Manager of a Portfolio are based on the portion of the assets of the respective Portfolio managed by it (the "Account"), which excludes assets held by Bennington for circumstances such as redemptions or other administrative purposes, and on the number of complete calendar quarters of management by the Money Manager. During the first five calendar quarters, the Money Manager fee has two components, the basic fee (the "Basic Fee") and the portfolio management fee (the "Portfolio Management Fee").

         The Money Manager Fee commencing with the sixth quarter consists of two components, the Basic Fee and the performance fee (the "Performance Fee"), which varies with a Portfolio's performance. Currently, the Money Manager for the Mortgage Securities Portfolio has completed the first five calendar quarters of management of its Account, and the Performance Fee is in effect. If at any time the Money Manager should be replaced or a new Money Manager hired, the new Money Manager for the applicable Portfolio will receive the fee set forth in "Money Manager Fee Schedule For a Manager's First Five Calendar Quarters of Management" and commencing with the sixth calendar quarter of management by the new Money Manager, such Portfolio will pay its Money Manager based on the "Money Manager Fee Schedule For a Manager From the Sixth Calendar Quarter of Management Forward" (set out in the Statement of Additional Information).

                                   MONEY MANAGER FEE SCHEDULE FOR A MANAGER OF
                                          MORTGAGE SECURITIES PORTFOLIO
                              FROM THE SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD


                                                    Average Annualized Performance
                                                            Differential vs.                                    Annualized
                                     Basic Fee            The Applicable Index                               Performance Fee
                                ---------------------------------------------------------------------------------------------

Mortgage Securities Portfolio           0.07%       greater than or equal to 2.00%                                 0.18%
                                                    greater than or equal to 0.50% and less than 2.00%             0.16%
                                                    greater than or equal to 0.25% and less than 0.50%             0.12%
                                                    greater than or equal to -0.25% and less than 0.25%            0.08%
                                                    greater than or equal to -0.50% and less than -0.25%           0.04%
                                                    greater than or equal to -0.50%                                0%



         The Performance Fee component is adjusted each quarter and paid quarterly based on the annualized investment performance of a Money Manager relative to the annualized investment performance of the Benchmark Index for that Portfolio. The Mortgage Securities Portfolio's Benchmark Index is the Lehman Brothers Mortgage-Backed Securities Index. See Appendix A for a description of the current Benchmark Indices. As long as the Mortgage Securities Portfolio's performance either exceeds the index, or trails the index by no more than 0.50%, a Performance Fee will be paid to the Money Manager.

         From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, the Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Bennington in the same manner in which the total return performance of the Portfolio's index is calculated, which is not the same method used for calculating the Portfolios' performance for advertising purposes as described under "Calculation of Portfolio Performance." See Appendix B to the Statement of Additional Information for a discussion of how performance fees are calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For example, if an index has an average annual performance of 10%, the Mortgage Securities Portfolio Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual Performance Fee of 0.18% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for the Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the Portfolio applies whenever a Money Manager's performance exceeds the index by 2.00%, the Money Manager for the Portfolio could receive a maximum Performance Fee even if the performance of the Account is negative. A more detailed description of the operation of each Performance Fee is contained in Appendix B to the Statement of Additional Information.

         The Money Manager has agreed to the foregoing fees, which are generally lower than they charge to institutional accounts for which they serve as investment adviser and perform all administrative functions associated with serving in that capacity. These lower fees are in recognition of the reduced administrative and client service responsibilities the Money Manager have undertaken with respect to the Portfolio.

         The following table lists the fees earned by the Money Managers of the Portfolios for the current period:

                                   MONEY MANAGER FEES EARNED FOR CURRENT PERIOD


                    Number Of Quarters                                 Performance Fee
                      Managed By Money                      Basic Fee   (6th Quarter)    Total
Portfolio                 Manager        Period          (All Quarters)    Forward        Fee
---------                 -------        ------          --------------    -------        ---

Intermediate               20       2nd Quarter 1997         0.07%         0.08%          0.15%
Fixed-Income(1)            21       3rd Quarter 1997         0.07%         0.08%          0.15%
                           22       4th Quarter 1997         0.07%         0.08%          0.15%
                           23       1st Quarter 1998         0.07%         0.08%          0.15%
                           24       2nd Quarter 1998         0.07%         0.08%          0.15%

Short-Intermediate         20       2nd Quarter 1997         0.07%         0.08%          0.15%
Fixed-Income(2)            21       3rd Quarter 1997         0.07%         0.08%          0.15%
                           22       4th Quarter 1997         0.07%         0.08%          0.15%
                           23       1st Quarter 1998         0.07%         0.08%          0.15%
                           24       2nd Quarter 1998         0.07%         0.08%          0.15%

Mortgage                   20       2nd Quarter 1997         0.07%         0.07%          0.15%
Securities                 21       3rd Quarter 1997         0.07%         0.16%          0.23%
                           22       4th Quarter 1997         0.07%         0.16%          0.23%
                           23       1st Quarter 1998         0.07%         0.16%          0.23%
                           24       2nd Quarter 1998         0.07%         0.16%          0.23%


(1) Smith Barney Capital Management was the Money Manager for the Intermediate Fixed-Income Portfolio from inception of the Portfolio through April 30, 1998, when the Money Manager Agreement with Smith Barney Capital Management was terminated. Effective May 1, 1998, Bennington began investing the total assets of the Intermediate Fixed-Income Portfolio and will not earn a money management fee.

(2) Bankers Trust Company was the Money Manager for the Short-Intermediate Fixed-Income Portfolio from inception of the Portfolio through April 30, 1998, when the Money Manager Agreement with Bankers Trust was terminated. Effective May 1, 1998, Bennington began investing the total assets of the Intermediate Fixed-Income Portfolio and will not earn a money management fee.

                           EXPENSES OF THE PORTFOLIOS

         The Portfolios will pay all of their expenses except for those expressly assumed by Bennington, including, without limitation, Directors' fees and fees for auditing, legal, custodian and shareholder services. All general expenses of the Portfolios are allocated among and charged to the assets of the respective Portfolios and between the classes of each Portfolio on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each Portfolio and class of shares, or the nature of the services performed and relative applicability to each Portfolio and class of shares. Class-specific expenses include distribution, administrative and shareholder service fees payable with respect to the Investor Class Shares as described in the Fund's distribution, shareholder service and administrative services plans on behalf of Investor Class Shares. See "Distribution Plan", "Shareholder Service Plan" and "Administrative Services Plan". Class-specific expenses may include certain other expenses as permitted by the Fund's Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act and subject to review and approval by the Directors. See "FINANCIAL HIGHLIGHTS" in the Fixed-Income Portfolios Advisor Class Shares Prospectus, the Statement of Additional Information, or the Annual Report for the period ended December 31, 1997, for expense information related to the Fund's most recently completed fiscal year for the Advisor Class Shares. The Board of Directors has determined that it is appropriate to allocate certain expenses attributable to more than one Portfolio among the Portfolios affected based on their relative net assets. See "GENERAL MANAGEMENT OF THE PORTFOLIOS."

                         PORTFOLIO TRANSACTION POLICIES

         Decisions to buy and sell securities are made by the Money Managers for the assets assigned to them, and by Bennington for assets not assigned to a Money Manager. Currently, Bennington invests all of the assets of the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and U.S. Government Money Portfolios and invests any portion of Mortgage Securities Portfolio's other assets not assigned to the Money Manager. Only the Mortgage Securities Portfolio currently has one Money Manager investing all or part of its assets.

         Each Money Manager or Bennington, as applicable, makes decisions to buy or sell securities independently from other Money Managers. Thus, if there is more than one Money Manager for a Portfolio, one Money Manager could be selling a security when another Money Manager for the same Portfolio is purchasing the same security. In addition, when a Money Manager's services are terminated and another retained, the new Money Manager may significantly restructure the Portfolio. These practices may increase the Portfolios' portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Portfolios may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. Historical portfolio turnover rates for each Portfolio is listed under "Financial Highlights." These rates should not be considered as limiting factors. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Portfolios and their shareholders. See "Investment Advisory and Other Services--Portfolio Transaction Policies" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "TAXES."

         Each Portfolio may effect portfolio transactions with or through affiliates of the Fund, Bennington or any Money Manager or its affiliates, when Bennington or the Money Manager, as appropriate, determines that the Portfolio will receive the best net price and execution. This standard would allow affiliates of Bennington and the Money Managers to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

                           DIVIDENDS AND DISTRIBUTIONS

         Income Dividends. The Board of Directors presently intends to declare dividends from net investment income for payment on the following schedule:



Portfolio                                Declared              Payable
---------                                --------              -------

U. S. Government Money                   Daily                 1st business day of following month

Intermediate Fixed-Income                Monthly, on last      1st business day of following month
Short-Intermediate Fixed-Income          business day of
Mortgage Securities                      month

         The U. S. Government Money Portfolio determines net investment income immediately prior to the daily determination of the Portfolio's net asset value (currently close of New York Stock Exchange, normally 4:00 p.m. Eastern time). Net investment income will be credited daily to the accounts of shareholders of record prior to the net asset value calculation and paid monthly. Shareholders of the U.S. Government Money Portfolio who place orders and wire investment monies prior to 9:00 a.m. Pacific time are deemed "shareholders of record" for that day's dividend payment. Each other Portfolio determines net investment income immediately prior to the determination of the Portfolio's net asset value on the dividend declaration day. The income will be credited to the shareholders of record prior to the net asset value calculation and paid on the next business day.

         Capital Gains Distribution. The Board of Directors intends to declare distributions from net capital gains annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Portfolio may declare special year-end dividend and capital gains distributions during October, November or December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on December 31 of the prior year.

         Automatic Reinvestment. All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the same class of the Portfolio paying the dividend or making the distribution unless a shareholder elects to have dividends or distributions paid in cash. Shareholders may elect to invest dividends and/or distributions paid by any portfolio in shares of the same class of any other portfolio of the Fund at net asset value. The shareholder must have an account existing in the portfolio selected and must elect this option on the Account Application or on a form provided for that purpose. For further information on this option, contact your broker or call Bennington at (800) 759-3504. Any election may be changed by electronic instruction if received by Bennington no later than the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the record date.

                                      TAXES

         Each Portfolio is treated as a separate taxable entity for federal income tax purposes and shareholders of each Portfolio will be entitled to the amount of net investment income and net realized capital gains (if any) earned by their Portfolio. The Board of Directors intends to distribute each year substantially all of each Portfolio's net investment income and net realized capital gains (if any), thereby eliminating virtually all federal income taxes to each Portfolio (but not to its investors). The Portfolios may be subject to nominal, if any, state and local taxes.

         Dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholders, whether or not reinvested, and paid in cash or in additional shares. However, depending upon the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Intermediate Fixed-Income Portfolio, the Short-Intermediate Fixed-Income Portfolio, the U. S. Government Money Portfolio and the Mortgage Securities Portfolio attributable to direct obligations of the United States Treasury, U.S. governmental agencies or instrumentalities, states, counties and other local jurisdictions may be exempt from state and local taxes. Capital gain distributions declared by the Board of Directors and distributed to the shareholders are taxed as long-term capital gains regardless of the length of time a shareholder has held such shares. Recent legislation reduced the maximum tax rate on capital gains to 20% for assets held by individuals for more than 18 months on the date of the sale or exchange of those assets (a maximum rate of 28% applies if the assets were held for more than one year and up to 18 months). A notice issued by the Internal Revenue Service provides that regulated investment companies such as the Portfolios may, but are not required to, designate which portion of a capital gain distribution qualifies for the reduced capital gain rate. Dividends and distributions may otherwise also be subject to state or local taxes. Shareholders should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         The sale of shares of a Portfolio is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any gain or loss realized upon a sale, exchange or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will be treated generally as long-term capital gain or loss taxable at a maximum rate of 20% if the shares in the Portfolio were held for more than 18 months, "mid-term" capital gain taxable at a maximum rate of 28% if the shares were held for more than one year and up to 18 months and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

         However, all or a portion of this capital gain will be recharacterized as ordinary income if the shareholder enters into a "conversion transaction." A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction and certain other criteria are satisfied. A conversion transaction also includes a transaction that is marketed or sold as producing a capital gain if substantially all of a taxpayer's expected return from the transaction is "attributable to the time value of the taxpayer's net investment in such transaction." The Secretary of the Treasury also is authorized to promulgate regulations (which would apply only after they are issued) which specify other transactions to be included in the definition of a conversion transaction. Section 1258 of the Internal Revenue Code of 1986, as amended (the "Code") contains many ambiguities and its scope is unclear; it may be clarified or refined in future regulations or other official pronouncements. Until further guidance is issued, it is unclear whether a purchase and subsequent disposition of Portfolio shares would be treated as a conversion transaction under Section 1258. Shareholders should consult their own tax advisors concerning whether or not Section 1258 may apply to their transactions in Portfolio shares.

         Gains or losses on sales of securities by a Portfolio generally will be treated as long-term or mid-term capital gains or losses if the securities have been held by it for more than 18 months or one year, respectively, except in certain cases where the Portfolio acquires a put or writes a call thereon or the transaction is treated as a "conversion transaction." Other gains or losses on the sale of securities generally will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as "Section 1256 contracts" defined below). If an option written by a Portfolio on securities lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will generally realize a capital gain or loss. If securities are sold by the Portfolio pursuant to the exercise of a call option written by it, the Portfolio will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Portfolios' transactions may be subject to wash sale and short sale provisions of the Code. In addition, debt securities acquired by the Portfolios may be subject to original issue discount and market discount rules.

         Under the Code, special rules apply to the treatment of certain options and future contracts (Section 1256 contracts). At the end of each year, such investments held by the Portfolio will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

         Shareholders of the appropriate Portfolios will be notified after each calendar year of the amounts of ordinary income and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations; and the percentages of income attributable to U.S. Government securities in the case of the Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities and U. S. Government Money Portfolios.

         Under United States Treasury Regulations, a Portfolio currently is required to withhold and remit to the United States Treasury 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's taxpayer identification number on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or required certification or which is subject to backup withholding.

         The tax discussion set forth above is included for general information only and is based upon the current law as of the date of this Prospectus.
Shareholders are urged to consult their tax advisers for further information regarding the federal, state and local tax consequences of an investment in the shares of the Fund. See "Taxes" in the Statement of Additional Information.

                      CALCULATION OF PORTFOLIO PERFORMANCE

         From time to time the Fund may make available certain information about the performance of the Investor Class Shares of some or all of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's (or its predecessor's) record to a recent date and is not intended to indicate future performance. From time to time, the yield and total return for each class of shares of the Portfolios may be included in advertisements or reports to shareholders or prospective investors. Quotations of yield for a Portfolio or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

         Total return of Investor Class Shares of the Portfolios will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Portfolio. Consistent with SEC rules and informal guidance, for periods prior to the initial offering date of Investor Class Shares (May 1, 1998), total return presentations for the Investor Class Shares will be based on the historical performance of the Advisor Class Shares of the Portfolio restated, as necessary, to reflect any different operating expenses, such as the distribution, shareholder service and administrative services fees associated with Investor Class Shares. All other things being equal, any higher expenses of Investor Class Shares would have reduced total return for Investor Class Shares if the Investor Class Shares had been issued since the inception of the Portfolio by the amount of such higher expenses, compounded over the relevant period. Total return is measured by comparing the value of an investment in Investor Class Shares of the Portfolio at the beginning of the relevant period to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for Investor Class Shares of the Portfolios. Any fees charged by Service Organizations directly to their customers in connection with investments in the Investor Class Shares of the Portfolios are not reflected in the Portfolio's total return and such fees, if charged, will reduce the actual return received by customers on their investment. From time to time, the Portfolios (except for the U. S. Government Money Portfolio) may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period and accounts for all recurring fees. The Portfolios may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services, Inc. or Morningstar, Inc.) or entities or organizations which track the performance of investment companies or investment advisers and publications that monitor the performance of mutual funds (such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, Smart Money and The Wall Street Journal). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Portfolio performance may be compared to well-known unmanaged indices of market performance or other appropriate indices of investment securities or with data developed by the Fund or Bennington derived from such indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Portfolio performance may also be compared, on a relative basis, to other Portfolios of the Fund. This relative comparison, which may be based upon historical or expected Portfolio performance, may be presented numerically, graphically or in text. Portfolio performance may also be combined or blended with other Portfolios of the Fund, and that combined or blended performance may be compared to the same Benchmark Indices to which individual Portfolios are compared. In addition, the Fund may from time to time compare the expense ratio of its Investor Class Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper or similar investment services that monitor mutual funds.

         The Bond Portfolios also may from time to time advertise their yields. The yields are based on historical earnings. Yield for the Bond Portfolios is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the period. This income is then annualized. That is, the amount of income generated by the investment during that calendar quarter is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Portfolio's portfolio.

         The U. S. Government Money Portfolio may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the U. S. Government Money Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by an investment in the U.S. Government Money Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

         In reports or other communications to investors or in advertising, the Fund may discuss relevant economic and market conditions affecting the Fund. In addition, the Fund, Bennington and the Money Managers may render updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings including analysis of holdings by sector,
industry,   country   or   geographic   region,   credit   quality   and   other
characteristics. The Fund may also describe the general biography, work experience and/or investment philosophy or style of the Money Managers of the Fund and may include quotations attributable to the Money Managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objectives. The Fund may also discuss measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

         Any performance information related to the Portfolios, should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated. It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The value of Fund shares when redeemed may be more or less than their original cost. The Statement of Additional Information describes the method used to determine a Portfolio's yield and total return. In reports or other communications to shareholders or in advertising material, a Portfolio may quote yield and total return figures that do not reflect recurring fees (provided that these figures are accompanied by standardized yield and total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities or other industry publications.

                          VALUATION OF PORTFOLIO SHARES

         Net Asset Value Per Share. The net asset value per share of each class of the Portfolios is calculated on each business day on which shares are offered or orders to redeem are tendered by dividing the value of the Portfolio's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. See "Valuation of Portfolio Shares" in the STATEMENT OF ADDITIONAL INFORMATION. A business day is one on which the New York Stock Exchange, Fifth Third and Bennington are open for business. Non-business days in 1997 will be: New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed for a Portfolio by dividing the current value of the Portfolio's assets and other assets attributable to that class, less its liabilities, by the number of shares of the class of the Portfolio outstanding, and rounding to the nearest cent. All Portfolios determine net asset value as of the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time.

         Valuation of Portfolio Securities. With the exceptions noted below, the Portfolios value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price on the exchange on which the security is primarily traded. United States equity and fixed-income securities traded principally OTC, options and futures contracts are valued on the basis of the closing bid price.

         Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         International securities traded over-the-counter are valued on the basis of the mean of bid and asked prices. In the absence of a last sale or mean bid and asked price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.

         Securities held by the U. S. Government Money Portfolio and money market instruments maturing within 60 days of the valuation date held by Portfolios other than the U. S. Government Money Portfolio are valued at "amortized cost" unless the Board of Directors determines that amortized cost does not represent fair value. The U. S. Government Money Portfolio uses its best efforts to maintain a $1.00 per share net asset value. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The Portfolios value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Directors.

                          PURCHASE OF PORTFOLIO SHARES

         Shares of the Portfolios may be purchased directly from the Portfolios with no sales charge or commission. Investors may also purchase shares of the Portfolios from intermediaries, such as a broker-dealer, bank or other financial institution. Such intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Portfolios. Shares of the Portfolios will be sold at the net asset value next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. Net asset value is determined as set forth above under "Valuation of Portfolio Shares." All purchases must be made in U.S. dollars. The minimum initial investment requirements for Investor Class Shares of each Portfolio are $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. The minimum initial investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The subsequent investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The Fund reserves the right to accept smaller purchases or reject any purchase order in its sole discretion.

         Orders are accepted on each business day. If Bennington receives a purchase order for shares of the U.S. Government Money Portfolio and investment monies are wired prior to 9:00 a.m. Pacific time, the shareholder will be entitled to receive that day's dividend. See "Dividends and Distributions." Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Portfolio shares must be received by Bennington prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Portfolios are offered and orders accepted, or the orders will not be accepted and invested in the particular Portfolio until the next day on which shares of that Portfolio are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Purchases by telephone may only be made as set out in the telephone transaction procedures set forth in "Purchase of Portfolio Shares--Telephone Transactions." No fees are currently charged shareholders by the Fund directly in connection with purchases.

         The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Bennington's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Bennington's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

         Purchases through Intermediaries. Investor Class Shares of the Portfolios are expected to be available through Service Organizations. Generally industry recognized service providers of fund supermarkets or similar programs require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares and should read this prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with clients or customers.

         For non-distribution related administration, subaccounting, transfer agency and/or other services, the Fund may pay Service Organizations and certain recordkeeping organizations with whom they have entered into agreements pursuant to the Shareholder Service Plan and/or the Administrative Services Plan. See "Distribution--Shareholder Service Plan", "Distribution--Administrative Services Plan". The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

         Order and Payment Procedures. Investments in the Portfolios may be made as follows:

                  Federal Funds Wire. Purchases may be made on any business day by wiring federal funds to Seattle First National Bank, Seattle, WA.

                  Checks. Purchases may be made by check (except that a check drawn on a foreign bank will not be accepted). If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. See "REDEMPTION OF PORTFOLIO SHARES.

                  Please  call  the  Fund  for  further   information  at  (800)
         759-3504.

                  Purchases in Kind. The Portfolios may accept certain types of securities in lieu of wired funds as consideration for Portfolio shares. Under no circumstances will a Portfolio accept any securities the holding or acquisition of which conflicts with the Portfolio's investment objective, policies and restrictions or which Bennington or the applicable Money Manager believes should not be included in the applicable Portfolio's portfolio on an indefinite basis. Securities accepted in consideration for a Portfolio's shares will be valued in the same manner as the Portfolio's portfolio securities in connection with its determination of net asset value. A transfer of securities to a Portfolio in consideration for Portfolio shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Portfolio's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers. See "Purchases in Kind" in the Statement of Additional Information.

                  IRA Accounts. The Fund has established an Individual Retirement Custodial Account Plan under which investors may set up IRA Accounts that invest in the Fund. Fifth Third serves as Custodian for the IRA Accounts. The Transfer Agent charges an annual account fee of $25 to each IRA Account with an aggregate balance of less than $10,000 on December 31. The minimum initial investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. The subsequent investment requirement for an IRA Account is an aggregate amount of $2,000 in the portfolios of the Fund. Please refer to the IRA Account plan documents: the IRA Disclosure Statement, IRA Custodial Account Agreement and IRA Application and Adoption Agreement Form for additional information, copies of which may be obtained from Bennington free of charge at (800) 759-3504.

         Exchange Privilege. Shares of any class of any Portfolio of the Fund may be exchanged for shares of any other class of any of the other portfolios offered by the Fund to the extent the shareholder meets the investment requirements of such shares and such shares are offered for sale in the investor's state of residence, on the basis of current net asset values per share at the time of the exchange. Other than the Investor Class Shares of the Portfolios offered by this Prospectus, the portfolios of the Fund also include the Advisor Class Shares of the Portfolios and Advisor Class and Investor Class Shares of the Growth Portfolio, Value and Income Portfolio, Small to Mid Cap Portfolio and the International Equity Portfolio. Advisor Class Shares and Investor Class Shares are expected to be are available to qualified investors as described in the applicable prospectuses. Advisor Class Shares are offered primarily through the Fund and may be available through certain Service Organizations that charge their customers transaction or other fees with respect to the customers' investments in the portfolios of the Fund. The minimum initial investment in Advisor Class Shares is $5,000 per Portfolio or $10,000 in aggregate across the portfolios of the Fund and subsequent investments are $1,000 per Portfolio or $2,000 in aggregate across the portfolios of the Fund. Investor Class Shares may have different distribution and other expenses, which may affect performance. The Advisor Class Shares are not subject to sales charges, 12b-1 fees, and/or levels of operating expenses as are the Investor Class Shares. As a result, the Advisor Class Shares are expected to achieve higher investment returns than the Investor Class Shares.

         Under certain circumstances, the per share net asset value of the Investor Class Shares of the Portfolios may be lower than the per share net asset value of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees and/or administration fees applicable to the Investor Class Shares. Generally, for Portfolios that pay
income  dividends,   those  dividends  are  expected  to  differ  over  time  by approximately the amount of the expense accrual differential between the classes. See "Valuation of Portfolio Shares" in the Statement of Additional Information.

         If the exchanging shareholder does not currently own shares of the portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below under "REDEMPTION OF PORTFOLIO SHARES" and "ADDITIONAL INFORMATION--Signature Guarantees." For additional information, contact the Fund. A shareholder should obtain and read the prospectus relating to any other portfolios of the Fund before making an exchange.

         An exchange other than between classes in the same portfolio is a redemption of the shares and is treated as a sale for federal income tax purposes, and a short- or long-term capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time on 60 days' notice to shareholders. Exchanges are available only in states where exchanges may legally be made. Exchanges may be made by faxing instructions to Bennington at
(206) 224-4274 or mailing instructions to Bennington at 1420 Fifth Avenue, Suite 3130, Seattle, WA 98101. Exchanges may only be made by telephone as set out in the telephone transaction procedures set forth in "PURCHASE OF PORTFOLIO SHARES--Telephone Transactions" and "ADDITIONAL INFORMATION--Signature Guarantees." No fees are currently charged shareholders by the Fund directly in connection with exchanges.

         Telephone Transactions. A shareholder of the Fund with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Portfolio by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Portfolio, all of which must match the Fund's records; requiring that a service representative of Bennington, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions.

         For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Fund may implement other procedures from time to time. If reasonable procedures are not implemented, the Fund may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Fund, the Portfolio nor Bennington will be responsible for authenticity of redemption or exchange instructions received by telephone.


                         REDEMPTION OF PORTFOLIO SHARES

         Portfolio shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearing house funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If Bennington receives a redemption request in good order from a shareholder of the U.S. Government Money Portfolio by 9:00 a.m. Pacific time, the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Portfolio who elect this option should be aware that their account will not be credited with the daily dividend on that day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion. If an investor has purchased Portfolio shares by check and subsequently submits a redemption request, the redemption request will be honored at the net asset value next calculated after receipt of the request, however, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

         If a shareholder requests a redemption check or wire made payable to someone other than the registered owner of the shares and/or sent to an address other than the address of record, the request to redeem must (1) be made in writing; (2) include an instruction to make the redemption proceeds payable to someone other than the registered owner of the shares and/or send them it to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. See "ADDITIONAL INFORMATION--Signature Guarantees."

         Portfolio shares may be redeemed by faxing instructions to Bennington at (206) 224-4274, or by mailing instructions to Bennington at P. O. Box 1748, Seattle, WA 98111-9865. Redemptions of the Portfolios' shares may be effected on any business day on which the New York Stock Exchange, Fifth Third, and Bennington are open, as long as instructions are received by Bennington by close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. In periods of severe market or economic conditions, the electronic redemption of shares may be difficult due to an increase in the amount of electronic transmissions. Use of the mail may result in the redemption request being processed at a later time than it would have been if a instructions had been sent by facsimile transmission. During the delay, the Portfolios' net asset value may fluctuate.

         Portfolio shares also may be redeemed through Service Organizations who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service. Investor Class Shares of the Portfolios are intended to be available through Service Organizations. Generally fund supermarket-type programs or organizations require customers to pay either no or low transaction fees in connection with purchases or redemptions.

         If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Portfolio, in lieu of cash, in conformity with any applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "VALUATION OF PORTFOLIO SHARES." If shares are redeemed in kind, the redeeming shareholders would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $500 per portfolio or whose aggregate account is less than $2,000, and who is not part of an Automatic Investment Plan. The Fund, however, will not redeem shares based solely on market reductions in net asset value. The Fund will give sixty (60) days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Fund to avoid such redemption.

         The Fund reserves the right to suspend the right of redemption or postpone the date of payment for the Portfolios if the unlikely emergency conditions that are specified in the Investment Company Act or determined by the SEC should exist. Shareholders uncertain of requirements for redemption should telephone the Fund at (206) 224-7420 or (800) 759-3504. Redemptions by telephone may only be made as set out in the telephone transaction procedures set forth in "PURCHASE OF PORTFOLIO SHARES-- Telephone Transactions."

         Systematic Withdrawal Plan. Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (the minimum monthly withdrawal on the Systematic Withdrawal Plan is $500.00 in aggregate) on a monthly basis on the 15th (or first business day before the 15th) and/or on the last business day of each month. An application for automatic withdrawal can be obtained from Bennington or the Fund and must be received by Bennington ten calendar days before the first scheduled withdrawal date. Automatic withdrawal may be ended at any time by the investor or the Fund. The Systematic Withdrawal Plan may be discontinued at any time by the Fund or Bennington. The Fund reserves the right to reject any Systematic Withdrawal Plan application. Purchases of additional shares concurrently with withdrawals generally are undesirable. Funds will be disbursed according to the shareholder's standing redemption instructions.

                             ADDITIONAL INFORMATION

Service Providers

         Manager,   Administrator,   Transfer  Agent,   Registrar  and  Dividend
Disbursing Agent

         Bennington, 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101, is the manager and administrator of the Fund pursuant to a Management Agreement with the Fund. Bennington is also the transfer agent, registrar and dividend disbursing agent for the Portfolios, and provides other administrative, recordkeeping and compliance services to the Fund pursuant to a Transfer Agent Agreement with the Fund.

         Custodian and Fund Accounting Agent

         Fifth Third, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, acts as Custodian of the Portfolios' assets and may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third acts as Custodian for investors of the Portfolios with respect to IRA Accounts. Fifth Third holds all portfolio securities and cash assets of the Portfolios and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third also provides portfolio accounting and recordkeeping services to the Fund.

         Independent Auditors

         Deloitte & Touche LLP, 1700 Courthouse  Plaza,  Dayton,  Ohio 45402 are
the  Fund's  independent  auditors.   Shareholders  will  receive  an  unaudited
semi-annual and an audited annual financial statements.

         Fund Counsel

         Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 serves as the Fund's outside counsel.

Other Arrangements

         From time to time, Bennington may enter into arrangements with certain Service Organizations to provide shareholder services or other administrative services to persons who beneficially own shares of the Investor Class Shares of the Portfolios. Such organizations, rather than their customers, may be the shareholder of record of the shares. Such organizations may also charge a fee for this service and may require different minimum initial and subsequent investments than the Fund. Such organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. The Fund is not responsible for the failure of any such organization to carry out its obligations to its customers. The Fund does not pay any portion of the fees paid by Bennington, and Bennington does not receive any portion of any fee such Service Organizations charge their customers.

Signature Guarantees

         A signature guarantee is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name or address than the registered name and address of record on the shareholder account, the Fund will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Fund reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular transaction, to require a signature guarantee at its discretion.

Organization, Capitalization and Voting

         The Fund was incorporated in Maryland on June 10, 1991. The Fund is authorized to issue 15 billion shares of common stock of $0.001 par value per share, currently divided into eight Portfolios, each with two classes of shares, the Advisor Class Shares and the Investor Class Shares. Investor Class Shares may have different distribution and other expenses, which may affect performance. The Advisor Class Shares are not subject to 12b-1 fees, administrative service fees or shareholder service fees as are the Investor Class Shares. As a result, the other class is expected to achieve higher investment returns than the Investor Class Shares. Please contact your sales representative, or the Fund at (800) 759-3504, for additional information about the Advisor Class Shares for the Portfolios or the Advisor Class Shares and Investor Class Shares of the Equity Portfolios. The Board of Directors may
increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. All shares of a Portfolio are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Portfolios' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Shareholders of a class of shares or Portfolio have separate voting rights with respect to matters that only that affect that class or Portfolio. See "Other Information--Voting Rights" in the Statement of Additional Information.

         The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. Any proposals by shareholders to be presented at an annual meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting at least 120 calendar days in advance of the date of the Fund's proxy statement released in connection with the previous year's annual meeting, if any. If there was no annual meeting held in the previous year or the date of the annual meeting has changed by more than 30 days, a shareholder proposal shall have been received by the Fund a reasonable time before the solicitation is made. See "Multi-Class Structure".

Shareholder Inquiries and Reports to Shareholders

         The Fund's Annual Report to Shareholders, containing further information about performance, is available without charge from the Fund. Inquiries regarding the Portfolios and requests for Annual Reports should be addressed to the Fund at P. O. Box 1748, Seattle, Washington 98111-9865, or by telephone at (206) 224-7420 or (800) 759-3504.

Glass-Steagall Act

         The Glass-Steagall Act and other applicable laws generally prohibit banks that are members of the Federal Reserve System from engaging in the business of underwriting, selling, distributing securities or engaging in investment advisory activities. To the extent that banks or subsidiaries of banks are deemed to be performing any such activities, the Fund believes such entities may engage in such activities for the Portfolios without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, it is possible that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent such entities from continuing to engage in such activities for the Portfolios. If such entities were prohibited from acting in such capacities as a result of such future changes, changes in the operation of the Fund might occur or a shareholder serviced by such entity might no longer be able to avail itself of any services then being provided. The Board of Directors does not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences but if such consequences result, it is expected that the Board of Directors would direct the Fund to make other arrangements for the Fund or the shareholders of the Fund.

                              MONEY MANAGER PROFILE

         The following information as to the Money Manager for the Mortgage Securities Portfolio has been supplied by that Money Manager. The Statement of Additional Information contains further information concerning the Money Manager, including a description of its business history and identification of its controlling persons.

Mortgage Securities Portfolio

         BlackRock, Inc., 345 Park Avenue, 29th Floor, New York, NY 10154 ("BlackRock"), is the Money Manager of the Mortgage Securities Portfolio. BlackRock (formerly BlackRock Financial Management, Inc.) is a Delaware corporation, jointly owned by its employees and PNC Bank, N.A. ("PNC"). Approximately 20% of BlackRock is owned by its 37 managing directors and the remaining 80% by PNC. PNC is a commercial bank whose principal office is in Pittsburgh, PA and is wholly-owned by PNC Bank Corp., a bank holding company. BlackRock is a registered investment adviser and is organized such that day-to-day management and investment decisions are made by a committee and no one person is primarily responsible for making recommendations to that committee. BlackRock serves as investment adviser to fixed-income and equity investors in the United States and overseas through funds and institutional accounts.

                                                        APPENDIX A

                             DESCRIPTION OF INDICES


         The  following  information  as to each index has been  supplied by the
respective   preparer   of  the   index  or  has  been   obtained   from   other
publicly-available information.

Lehman Brothers Government/Corporate Index (Intermediate Fixed-Income Portfolio) Lehman Brothers Government/Corporate 1-5 Year Index (Short-Intermediate
Fixed-Income   Portfolio
Lehman Brothers Mortgage-Backed Securities Index (Mortgage Securities Portfolio)

         The Lehman Brothers Bond Indices include fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch Investors Service, Inc. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

         The Lehman Brothers Government/Corporate Index is made up of the Government and Corporate Bond Indices.

         The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the United States Treasury, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Government Bond Index also includes the 1-3 Year Government Index, composed of Agency and Treasury securities with maturities of one to three years, and the 20 Year Treasury Index, comprising Treasury issues with 20 years or more to maturity.

         The Corporate Bond Index includes all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

         The 1-5 Year Government/Corporate Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

         The Mortgage-Backed Securities Index covers all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Graduated Payment Mortgages (GPMs) are included, but Graduated Equity Mortgages (GEMs) are not.

BENNINGTON CAPITAL MANAGEMENT L. P.
U.S. Bank Centre
1420 Fifth Avenue, Suite 3130
Seattle, Washington  98101
Telephone:           206/224-7420
                     800/759-3504
Facsimile:           206/224-4274


No dealer, sales person or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such information and representations must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Portfolios, Bennington or the Money Managers since the date hereof; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.


Accessor(R) and Alloset(R) are registered trademarks of Bennington Capital Management L.P.

                              ACCESSOR FUNDS, INC.
                          1420 Fifth Avenue, Suite 3130
                                Seattle, WA 98101
                          (206) 224-7420/(800) 759-3504

                       Statement of Additional Information
                                Dated May 1, 1998

ACCESSOR  FUNDS,  INC.  (the  "Fund")  is  a  multi-managed,  no-load,  open-end management investment company, known as a mutual fund. The Fund currently consists of eight diversified investment portfolios (individually, a "Portfolio" and collectively, the "Portfolios"), each with its own investment objective and policies. The eight portfolios are the Growth, Value and Income, Small to Mid Cap and International Equity Portfolios (the "Equity Portfolios") and the Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities and U.S. Government Money Portfolios (the "Fixed-Income Portfolios"). Each Portfolio intends to offer two classes of shares, the Advisor Class Shares and the Investor Class Shares, through four prospectuses: the "Equity Portfolios--Advisor Class Shares Prospectus," the "Fixed-Income Portfolios--Advisor Class Prospectus", the "Equity Portfolios--Investor Class Prospectus" and the AFixed-Income Portfolios--Advisor Class Prospectus@ each dated May 1, 1998 (collectively, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge by writing or calling at the address or telephone number listed above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

The Fund currently includes the following Portfolios:

GROWTH PORTFOLIO -- seeks capital growth through investing primarily in equity securities with greater than average growth characteristics selected from the 500 U.S. issuers which make up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

VALUE AND INCOME PORTFOLIO -- seeks generation of current income and capital growth by investing primarily in income-producing equity securities selected from the 500 U.S. issuers which make up the S&P 500.

SMALL TO MID CAP PORTFOLIO(1) -- seeks capital growth through investing primarily in equity securities of small to medium capitalization issuers.

INTERNATIONAL EQUITY PORTFOLIO -- seeks capital growth by investing primarily in equity securities of companies domiciled in countries other than the United States and traded on foreign stock exchanges.

INTERMEDIATE FIXED-INCOME PORTFOLIO -- seeks generation of current income by investing primarily in fixed-income securities with durations of between three and ten years and, under normal market conditions, will have a dollar weighted average duration of not less than three years nor more than ten years which does not vary more or less than 20% from that of the Lehman Brothers
Government/Corporate Index or another relevant index approved by the Fund's Board of Directors (the "Board of Directors").

SHORT-INTERMEDIATE FIXED-INCOME PORTFOLIO -- seeks preservation of capital and generation of current income by investing primarily in fixed-income securities with durations of between one and five years and, under normal market conditions, will have a dollar weighted average duration of not less than two years nor more than five years which does not vary more or less than 20% from that of the Lehman Brothers 1-5 Year Government/Corporate Index or another relevant index approved by the Board of Directors.

MORTGAGE SECURITIES PORTFOLIO -- seeks generation of current income by investing primarily in mortgage-related securities with an aggregate dollar weighted average duration that does not vary outside of a band of plus or minus 20% from the Lehman Brothers Mortgage-Backed Securities Index or another relevant index approved by the Board of Directors.

U.S. GOVERNMENT MONEY PORTFOLIO -- seeks maximum current income consistent with the preservation of principal and liquidity by investing primarily in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
--------
1 Formerly the "Small Cap Portfolio." Prior to September 15, 1995, the Small Cap Portfolio sought to achieve its investment objective through investing primarily in small capitalization issuers (selected from the 2,000 U.S. issuers with the next largest market capitalization after (and excluding) the 1,000 U.S. issuers with the largest market capitalization). On August 15, 1995, the shareholders of the Small Cap Portfolio approved a change in the investment objective of the Small Cap Portfolio effective September 15, 1995, to permit the Small Cap Portfolio to also invest in medium capitalization issuers. This change in investment objective coincided with the change of the name of the Small Cap Portfolio to Small to Mid Cap Portfolio and the commencement of management by a new Money Manager for the Small to Mid Cap Portfolio.

                                                           TABLE OF CONTENTS


Form N-1A
Item No.

                                                                                   Cross Reference to pages in

                                                                   Equity         Fixed-Income    Equity         Fixed-Income
                                                                   Portfolios-    Portfolios      Portfolios     Portfolios
                                                                   Advisor        Advisor         Investor       Investor
                                                                   Class Shares   Class Shares    Class Shares   Class Shares
                                                   Page            Prospectus     Prospectus      Prospectus     Prospectus
                                                   ------------------------------------------------------------------------

10.     Cover Page                                 B-1                 1               1               1              1
11.     Table of Contents                          B-3                 2               2               2              2
12.     General Information and History            B-4               3, 11           3, 11           3, 8           3, 21
13.     Investment Restrictions, Policies and
        Risk Considerations                        B-4                12               12              9              9
             Investment Restrictions               B-4                22               23             19             20
             Investment Policies                   B-5                14               15             11             12
14.     Management of the Fund                     B-17               22               23             19             20
15.     Control Persons and Principal Holders of
        Securities                                 B-19               41               41             --             --
16.     Investment Advisory and Other Services
                                                   B-23
             Service Providers                     B-23              5, 39           4, 35           5, 38          4, 35
             Valuation of Portfolio Shares         B-38               34               34             33             32
             Portfolio Transaction Policies        B-39               29               29             28             27
17.     Brokerage Allocation and Other Practices
                                                   B-39               --               --             --             --
18.     Capital Stock and Other Securities         B-4                40               40             39             38
19.     Purchase, Redemption and Pricing of
        Securities Being Offered                   B-38              35-39           35-39           34-38          33-37
20.     Code of Ethics                             B-43               --               --             --             --
21.     Taxes                                      B-43               30               30             29             28
22.     Underwriters                               B-35               --               --             --             --
23.     Calculation of Performance Data            B-41               32               32             31             30
24.     Financial Statements                       B-47               --               --             --             --
        Appendix A - Ratings of Debt Instruments   A-1                --               --             --             --
        Appendix B - Calculation of Performance
        Fees                                       B-1                --               --             --             --


                        GENERAL INFORMATION AND HISTORY

The Fund was incorporated in Maryland on June 10, 1991, as World Investment Network Fund, Inc. On August 27, 1991, the Fund amended its Articles of Incorporation to change its name to Accessor Funds, Inc. The Fund is authorized to issue 15 billion shares of common stock, $.001 par value per share, and is currently divided into eight Portfolios. Each Portfolio intends to offer two classes of shares, the Advisor Class Shares and the Investor Class Shares. The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of the Fund under certain circumstances. All shares of a Portfolio are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. The Portfolios' shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and vent dividend rights as the Board of Directors may determine.

         Bennington Capital Management L.P. ("Bennington"), a Washington limited partnership, is the manager and administrator of the Fund, pursuant to a Management Agreement with the Fund. Bennington is also the transfer agent, registrar, dividend disbursing agent and provides recordkeeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agent Agreement") with the Fund.

            INVESTMENT RESTRICTIONS, POLICIES AND RISK CONSIDERATIONS

         Each Portfolio's investment objective and investment restrictions are "fundamental" and may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), a majority of the outstanding voting securities of a Portfolio means the lesser of
(i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.

                            INVESTMENT RESTRICTIONS

         Each Portfolio is subject to the following "fundamental" investment restrictions. Unless otherwise noted, these restrictions apply on a Portfolio-by-Portfolio basis at the time an investment is being made. No Portfolio will:

         1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result (i) with respect to 75% of the Portfolio's total assets, more than 5% of the Portfolio's total assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry. The U.S. Government Money Portfolio may not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) more than 5% of the Portfolio's total assets would then be invested in securities of a single issuer, or (b) 25% or more of the Portfolio's total assets would be invested in one or more issuers having their principal business activities in the same industry.

         2. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow up to 5% of the value of its total assets from banks for temporary, extraordinary or emergency purposes and may pledge up to 10% of the value of its total assets to secure such borrowings. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, and collateral arrangements with respect to initial or variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures is deemed to be the issuance of a senior security).

         3. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts, stock index futures contracts and related options, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. No Portfolio may purchase interests in real estate limited partnerships. The U.S. Government Money Portfolio may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

         4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal and state securities laws.

         5. Invest in interests in oil, gas or other mineral exploration or development programs.

         6. Make loans, except through repurchase agreements (repurchase agreements with a maturity of longer than seven days together with other illiquid securities being limited to 15% of the net assets of the Portfolio) and except through the lending of its portfolio securities as described below under "Investment Policies--Lending of Portfolio Securities."

         7.  Make   investments  for  the  purpose  of  exercising   control  of
management.

         8. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer. The U.S. Government Money Portfolio may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 11.

         9. Effect short sales (other than short sales against-the-box) or purchase securities on margin (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

         10. Invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Portfolio's total assets would then be invested in such securities.

         11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets would be invested in such securities, or as part of a merger, consolidation or other acquisition, or as set forth under "Investment Policies -- Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")."

         12. Purchase warrants if as a result the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to this limitation. The U.S. Government Money Portfolio may not purchase warrants.

INVESTMENT POLICIES

         Liquidity Reserves. Each Portfolio (other than the U.S. Government Money Portfolio) may have up to 20% of its assets in cash or cash equivalents to meet redemption requests, and each Portfolio may hold cash reserves in an unlimited amount for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable. In addition, Bennington or a Money Manager may create an equity or fixed-income exposure for cash reserves through the use of options or futures contracts. This will enable the Portfolios to hold cash while receiving a return on the cash which is similar to holding equity or fixed-income securities.

         Repurchase  Agreements.   Each  Portfolio  may  enter  into  repurchase
agreements with a seller who agrees to repurchase the securities at the Portfolio's cost plus interest within a specified time (ordinarily a week or less). The securities purchased by the Portfolio have a total value in excess of the value of the repurchase agreement and are held by Fifth Third Bank, the Portfolios' custodian (the "Custodian") until repurchased. The Portfolios' repurchase agreements will at all times be fully collateralized by U.S. Government securities or other collateral, such as cash, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. Repurchase agreements assist a Portfolio in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Each Portfolio will limit repurchase transactions to commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million, and will limit repurchase transactions to entities whose creditworthiness is continually monitored and found satisfactory by Bennington or the Portfolio's Money Manager under the supervision of the Board of Directors. Subject to the limitation on investing not more than 15% of a Portfolio's net assets in illiquid securities, no Portfolio will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days). See "Investment Restrictions, Policies and Risk Considerations - Illiquid Securities."

         Reverse Repurchase Agreements and Dollar Rolls. Each Portfolio may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Portfolio's Money Manager to be inconvenient or disadvantageous. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby a Portfolio transfers possession of a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Portfolio retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the Portfolio repurchases the security by paying an agreed upon purchase price plus interest. The Intermediate Fixed-Income Portfolio, the Short-Intermediate Fixed-Income Portfolio and the Mortgage Securities Portfolio (collectively, the "Bond Portfolios"), may also enter into dollar rolls in which the Portfolios sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolios forego principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         At the time a Portfolio enters into reverse repurchase agreements or dollar rolls, the Portfolio will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets of the Portfolio having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Each Portfolio's entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

         Reverse   repurchase   agreements   and  dollar  rolls  are  considered
borrowings by the Portfolios for purposes of the percentage limitations applicable to borrowings.

         Real Estate-Related Securities. Each Portfolio may invest up to 5% of its net assets in publicly-traded real estate investment trusts. Publicly-traded real estate investment trusts generally engage in acquisition, development, marketing, operating and long-term ownership of real property. Publicly-traded real estate investment trust meeting certain asset income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.

         Short Sales Against-the-Box. Although to date the Portfolios have made no short sales against-the-box, and no Money Manager anticipates making short sales against the box in the future, each Portfolio (other than the U.S. Government Money Portfolio) may make short sales of securities against-the-box or maintain a short position, provided that at all times when a short position is open, the Portfolio owns an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short. Not more than 25% of a Portfolio's net assets (determined at the time of the short sale) may be subject to such sales. Short sales against-the-box will be made primarily to defer realization of gain or loss for federal income tax purposes.

         Rights and Warrants. The Portfolios (except for the U.S. Government Money Portfolio) may acquire up to 5% of their net assets in rights and warrants in securities of issuers that meet the Portfolios= investment objective and policies. Warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. No Portfolio may purchase warrants (other than warrants attached to other securities) if as a result the Portfolio would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions."

         Mortgage-Related Securities. The Bond Portfolios may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). Some mortgage-related securities may be guaranteed by the U.S. Government or an agency or instrumentality thereof; others are issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of mortgage-backed bonds and are not guaranteed. Thus, credit risk among these instruments may vary. Payments of principal and interest on Certificates issued by GNMA (but not the market value of the Certificates themselves) are guaranteed by the full faith and credit of the U.S. Government. Securities guaranteed by agencies or instrumentalities of the U.S. Government, such as the FNMA or FHLMC, are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage-backed bonds are not guaranteed, although the mortgage-related securities securing these obligations may be subject to U.S. Government guarantee or third-party support. If the collateral securing the privately issued obligation is insufficient to make payment on the obligation, a holder could sustain a loss.

         In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose a Portfolio to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

         In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Portfolios' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

         Asset-Backed Securities. The Bond Portfolios may invest in asset-backed securities offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. The Bond Portfolios may invest in these and other types of asset-backed securities which may be developed in the future.

         Risks of Investing in Asset-Backed and Mortgage-Related Securities. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Portfolios purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Portfolios purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Bond Portfolios are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

         Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). The Bond Portfolios may invest in CMOs and REMICs. A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. These Portfolios may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by GNMA, FHLMC or FNMA and in CMOs issued by FHLMC. Currently, approximately 95% of all CMOs are issued by FHLMC.

         The Bond Portfolios also may invest in REMICs. An issuer of REMICs may be a trust, partnership, corporation, association or a segregated pool of mortgages, or may be an agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. These Portfolios do not intend to invest in residual interests. The United States Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect or qualify for REMIC status, it will be taxed at the entity level as a corporation.

         In reliance on a Securities and Exchange Commission (the "SEC") rule, the Bond Portfolios' investments in certain qualifying CMOs, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other CMOs which cannot or do not rely on the rule, are also not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that these Portfolios select CMOs or REMICs that do not satisfy the requirements of the rule or meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

         Municipal Securities. The Portfolios may invest in fixed-income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States. Investments in municipal securities entail certain risks, including adverse income and principal value fluctuation associated with general economic conditions affecting the municipal securities markets, the issuers and guarantors of municipal securities and the facilities financed by municipal securities. The yields of municipal securities depend on, among other things, conditions in the municipal bond market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A general decline in interest rates will increase their market value while a rise in interest rates tends to have the opposite effect.

         A reduction in the federal income tax rates would reduce the tax equivalent yield received by shareholders and would tend to reduce the value of municipal securities. In addition, changes in federal law could adversely affect the tax-exempt status of income derived from municipal securities which could significantly affect the ability to acquire and dispose of municipal securities at desirable yield and price levels. The value of municipal securities will change in response to fluctuations in interest rates.

         Illiquid Securities. No Portfolio may invest more than 15% of its net assets in illiquid securities; provided, however, the U.S. Government Money Portfolio will not invest more than 10% of its net assets in illiquid securities. Securities which are illiquid include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable, repurchase agreements having a maturity of longer than seven days, certain interest only ("IO")/principal only ("PO") strips and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Bennington anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Portfolios, however, could affect adversely the marketability of such Portfolios= securities and, consequently, the Portfolios might be unable to dispose of such securities promptly or at favorable prices. Bennington will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Restricted securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Bennington and the Board of Directors. In reaching liquidity decisions, the Money Manager will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; (4) the number of other potential purchasers; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Portfolio's net assets and provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

         A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would be borne by the Portfolio.

         Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Forward Commitments. A Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Portfolio's ability to manage its investment portfolio and meet redemption requests. The Portfolio may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Portfolio of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Portfolio's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

         Options. The Portfolios' investment policies permit the Portfolios (other than the U.S. Government Money Portfolio) to purchase put and call options and write (sell) "covered" put and "covered" call options.

         A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A written call option is "covered" if the Portfolio owns the optioned securities or the Portfolio maintains in a segregated account with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with a value sufficient to meet its obligations under the call option, measured on a daily basis, or if the Portfolio owns an offsetting call option. When a Portfolio writes a call option, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period, at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any gain from an increase in the market price of the underlying security over the exercise price.

         The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option, receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Portfolio deposits with the Fund's Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

         The Portfolios may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on NASDAQ. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

         Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolios. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Portfolios would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Portfolios must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

         The Portfolios will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Portfolio exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Portfolios will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Portfolio's total net assets, subject to the foregoing limitations.

         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

         There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         Risks of Transactions in Options. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Portfolios will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Portfolios intend to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

         Futures Contracts. Each Portfolio (other than the U.S. Government Money Portfolio) is permitted to enter into financial futures contracts, stock index futures contracts and related options thereon ("futures contracts") in accordance with its investment objective.

         A futures contract is the contractual obligation to acquire or sell the securities called for by the contract at a specified price on a specified date. Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded.

         Upon entering into a futures contract, a Portfolio is required to deposit in a segregated account with the Fund's Custodian in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. government securities or other liquid assets having an aggregate value, measured on a daily basis, at least equal to the amount of the covered obligations. The initial margin is in the amount of cash or short-term securities equal to a specified percentage of the futures amount (approximately 5% or more of the futures contract amount). Subsequent daily payments are made between the Portfolio and futures broker to maintain the initial margin at the specified percentage. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

         A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when a Portfolio holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

         A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Portfolio holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

         A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

         A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Substantially all futures contracts are closed out before settlement date or call for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract which cancels the original contract to make or take delivery.

         It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, a Portfolio may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating to invest the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Portfolio may purchase a long position in a stock index futures contract.

         The Portfolios may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

         Stock index futures contracts may be used by the Equity Portfolios as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Portfolio to repurchase the futures contract at a lower price to close out the position.

         Financial futures contracts may be used by the Bond Portfolios as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, fixed-income securities held in a Portfolio's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the fixed-income security by enabling the Portfolio to repurchase the futures contract at a lower price to close out the position.

         The Portfolios may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

         There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Portfolio to be unable to close out the futures contract and thereby affecting a Portfolio's hedging strategy.

         Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term Acommodity pool operator' with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:

         (a) The Fund will use commodity futures contracts and options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Fund may hold long positions in commodity futures contracts or options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of the Fund management strategy and are incidental to the Fund's activities in the underlying cash market, and the underlying commodity value of the positions at all times will not exceed the sum of (i) cash or U.S. dollar-denominated high quality short-term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and (iii) accrued profits on the positions held by a futures commission merchant; and

         (b) The Fund will not enter into any commodity futures contract or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Fund has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Fund's total assets.

         Foreign Currency Transactions. The International Equity Portfolio (the AInternational Portfolio") may enter into foreign currency transactions. The value of the assets of the International Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Portfolio may incur costs in connection with conversions between various currencies. The International Portfolio will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The International Portfolio may enter into forward foreign currency exchange contracts when the Money Manager determines that the best interests of the International Portfolio will be served. When the International Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the International Portfolio will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains which might result from a possible change in the relationship between the U.S. dollar and such foreign currency.

         When a Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Portfolio's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The International Portfolio will not enter into such forward contracts on a regular basis or continuous basis if the International Portfolio would have more than 25% of its gross assets denominated in the currency of the contract or 10% of the value of its total assets committed to such contracts, where the International Portfolio would be obligated to deliver an amount of foreign currency in excess of the value of the International Portfolio's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The International Portfolio's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the International Portfolio's total assets committed to foreign currency exchange contracts entered into under this second type of transaction.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the International Portfolio are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the International Portfolio are obligated to deliver.

         This method of protecting the value of the International Portfolio's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange which one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         U.S. Government Obligations. The types of U.S. Government obligations in which the Portfolios may at times invest include: (1) a variety of United
States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, i.e., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for
Cooperatives,  Federal  Intermediate  Credit Banks,  Federal Home Loan Banks and
FNMA). No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in
(2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Portfolios may purchase U.S. Government obligations on a forward commitment basis.

         Obligations issued or guaranteed as to principal and interest by the U.
S. Government may be acquired by a Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. These custodial receipts are commonly referred to as U.S. Treasury STRIPS.

         Variable and Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

         The U.S. Government Money Portfolio may purchase variable rate U.S. Government obligations which are instruments issued or guaranteed by the U.S. Government, or any agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but less frequently than annually. Variable rate U.S. Government obligations on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         The Portfolios may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days= notice. Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days= notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank=s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio=s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations which are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Money Manager of a Portfolio will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio.

         Inverse Floaters. Although to date the Portfolios have not invested in inverse floaters, and no Money Manager anticipates investing in inverse floaters, the Bond Portfolios and the International Portfolio may invest up to 5% of their net assets in inverse floaters. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. If the Bond Portfolios or the International Portfolio invest in inverse floaters, they will treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Bennington and the Money Managers for the Portfolios subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

         Privately-Issued STRIP Securities. The Portfolios may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities. No Portfolio will invest more than 5% of its net assets in privately-issued STRIPS.

                             MANAGEMENT OF THE FUND

         The Board of Directors is responsible for overseeing generally the operation of the Fund. The officers are responsible for the day-to-day management and administration of the Fund's operations.

      Name and                     Position with          Principal Occupations
      Address                Age     the Fund            During Past Five Years
      -------                ---     --------            ----------------------

* J. Anthony Whatley, III**  55    Director, President   Executive Director,
  1420 Fifth Avenue                and Principal         Bennington Capital
  Seattle, WA                      Executive Officer     Management L.P. since
                                                         April 1991;  President,
                                                         Bennington   Management
                                                         Associates,  Inc. since
                                                         April 1991;  President,
                                                         Northwest     Advisors,
                                                         Inc. since 1990; Senior
                                                         Vice    President   and
                                                         Director  of Sales  and
                                                         Marketing,        Frank
                                                         Russell  Company (asset
                                                         strategy    consultant)
                                                         from 1986 to 1990.

  George G. Cobean, III      60    Director              Partner, Martinson,
  1607 South 341st Place                                 Cobean  &   Associates,
  Federal Way, WA                                        P.S.  (certified public
                                                         accountants)      since
                                                         1973.

  Geoffrey C. Cross          58    Director              President, Geoffrey C.
  252 Broadway                                           Cross P.S., Inc.,
  Tacoma, WA                                             (general practice of
                                                         law) since 1970.

  Ravindra A. Deo            35    Vice President,       Director and Vice
  1420 Fifth Avenue                Treasurer and         President, Northwest
  Seattle, WA                      Principal Financial   Advisors, Inc. since
                                   and Accounting        July 1993; Vice
                                   Officer               President and Chief
                                                         Investment     Officer,
                                                         Bennington      Capital
                                                         Management  L.P.  since
                                                         January  1992;   Senior
                                                         Vice President,  Leland
                                                         O'Brien      Rubenstein
                                                         Associates Incorporated
                                                         (investment    adviser)
                                                         from 1986 to 1991.

---------

* This Director is an "Interested Person" by virtue of his employment by and/or indirect interest in Bennington.

**       J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

      Name and                     Position with          Principal Occupations
      Address                Age     the Fund            During Past Five Years
      -------                ---     --------            ----------------------

  Linda V. Whatley**         40    Vice President        Director, Secretary and
  1420 Fifth Avenue                and Assistant         Treasurer of Northwest
  Seattle, WA                      Secretary             Advisors, Inc. since
                                                         July     1993;     Vice
                                                         President,   Bennington
                                                         Capital Management L.P.
                                                         since    April    1991;
                                                         Secretary  since  April
                                                         1991 and  Director  and
                                                         Treasurer   since  June
                                                         1992   of    Bennington
                                                         Management  Associates,
                                                         Inc.;          Student,
                                                         University           of
                                                         Washington  MBA Program
                                                         from 1987 to 1990; Vice
                                                         President,      Russell
                                                         Analytical    Services,
                                                         Frank  Russell  Company
                                                         (asset         strategy
                                                         consultant)  from  1984
                                                         to 1987.

  Robert J. Harper           54    Vice President        Director and Vice
  1420 Fifth Avenue                                      President, Northwest
  Seattle, WA                                            Advisers, Inc. since
                                                         November 1995; Director
                                                         of  Sales  and   Client
                                                         Service,     Bennington
                                                         Capital Management L.P.
                                                         since   October   1993;
                                                         President,     National
                                                         Training  Program since
                                                         January 1980.

  Christine J. Stansbery     46    Secretary             Assistant Vice
  1420 Fifth Avenue                                      President-Compliance
  Seattle, WA                                            since January 1997,
                                                         Regulatory Manager from
                                                         March 1996 to  December
                                                         1996,  Legal  Assistant
                                                         from   March   1993  to
                                                         March      1996      at
                                                         Bennington      Capital
                                                         Management        L.P.;
                                                         Assistant            to
                                                         Administrator,   Bailey
                                                         Boushay House, Virginia
                                                         Mason  Hospital,   from
                                                         1990  to  1992  (health
                                                         care).

         The following table shows the compensation paid by the Fund to the Directors during the fiscal year ended December 31, 1997:

                               COMPENSATION TABLE

                                        Retirement   Estimated      Total
                                         Benefits      Annual    Compensation
                          Aggregate       Accrued     Benefits       from
                        Compensation     as part of     upon      Fund Paid to
  Director              from the Fund  Fund Expenses  Retirement  Board Members
  --------              -------------  -------------  ----------  -------------
J. Anthony Whatley III      None           None         None          None
George G. Cobean III     $10,000.00        None         None       $10,000.00
Geoffrey C. Cross        $10,000.00        None         None       $10,000.00


         Directors who are not "interested persons" of the Fund are paid fees of $2,500(1) per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Bennington have agreed that, if their employment with Bennington is terminated for any reason, and a majority of the remaining Directors of the Fund so request, they will be deemed to have resigned from the Board of Directors upon being informed of such vote. The Fund's officers and employees are paid by Bennington and receive no compensation from the Fund.


--------
1 Until February 19, 1998, the Board of Directors received $2,000.00 per meeting. Starting with the next meeting after February 19, 1998, the Board of Directors will receive $2,500.00 per meeting.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of April 24, 1998, the following persons were the owners of record of 5% or more of the shares of the Portfolios of the Fund:

                                Equity Portfolios


                                         Value
                                          and       Small to   International
Beneficial Owner              Growth     Income     Mid Cap       Equity
----------------              ------     ------     -------       ------
Charles Schwab & Company      10.72%      6.73%      6.50%
101 Montgomery St.
San Francisco, CA 94104

EDRAYCO, account nominee for                         19.69%        10.16%
Regions Bank
P. O. Box 937
Gainsville, GA  30503

Hubco Regions Bank,                                  12.07%         9.97%
account nominee for
Regions Bank
P. O. Box 10247
Birmingham, AL  35202

First Interstate Bank                     5.60%
Attn:  Trust Department
P. O. Box 30918
Billings, MT  59116

Kaw & Co., account           5.21%                    5.20%         9.21%
nominee for
One Valley Bank NA
P. O. Box 1793
Charleston, WV  25326

One Valley Bank NA           8.00%        10.22%     12.44%        10.19%
P. O. Box 1793
Charleston, WV  25326

Lew & Co., Inc.,                          13.82%
account nominee for
Resource Trust Company
900 2nd Avenue South,
Suite 300
Minneapolis, MN  55402

Lighthouse & Co.,
account nominee for                                                 4.26%
Johnson Heritage
Trust Company c/o
Marshall & Ilsley Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202

Rocco Trust & Co.,          5.40%                    6.80%         10.33%
account nominee for
Johnson Heritage Trust
Company c/o
Marshall & Ilsley Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202

Macbee & Co., account       7.02%         9.08%      6.04%
nominee for
Eastern Bank & Trust Co.
225 Essex St.
Salem, MA  01970

National Financial          7.14%%
Service Corp.
For the Exclusive
Benefit of its customers
P. O. Box 3908
Church Street Station
New York, NY  10008-3908

OneDun, account nominee     9.147%
for First American Bank
218 West Main Street
Dundee, IL  60118

Stap & Company,                                                    28.69%
account nominee for
National Westminster Bankcorp.
2 Montgomery Street
Jersey City, NJ  07302

Zions First National Bank   6.59%         7.77%                     5.86%
One South Main Street
Salt Lake City, UT 84130



                                             Short                     U.S.
                           Intermediate   Intermediate   Mortgage   Government
Beneficial Owner           Fixed-Income   Fixed-Income  Securities    Money
----------------           ------------   ------------  ----------    -----

Beneficial Owner
Anbee & Company,
account nominee for                          10.12%
GreatBanc Trust Company
105 East Galena Blvd.
Aurora, IL 60505

Citizens Federal Bank                         6.01%
One Citizens Federal Center
Dayton, OH  45402

Hubco Regions Bank,
account nominee for                                        14.30%
Regions Bank
P. O. Box 10247
Birmingham, AL  35202

Kaw & Co. account nominee for                 7.83%        6.51%
One Valley Bank NA
P. O. Box 1793
Charleston, WV  25326

Lighthouse & Co.,
account nominee for          13.68%
Johnson Heritage
Trust Company c/o
Marshall & Ilsley Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202

Macbee & Co., account         5.56%
nominee for
Eastern Bank & Trust Co.
225 Essex St.
Salem, MA  01970

Mase & Co., account           7.34%
nominee for
Community First
National Bank
520 Main Avenue
Fargo, ND  58124

National Financial
Service Corp.                 5.12%
For the Exclusive
Benefit of its customers
P. O. Box 3908
Church Street Station
New York, NY  10008-3908

North Carolina Trust Company                               12.01%
301 North Elm Street
Greensboro, NC 27402-1108

One Valley Bank NA                            14.72%        5.34%      30.73%
P. O. Box 1793
Charleston, WV  25326

Rocco Trust & Co.,            18.24%
account nominee for
Johnson Heritage Trust Company c/o
Marshall & Ilsley Trust Co.
1000 N. Water Street, TR14
Milwaukee, WI  53202

Zions First National Bank     17.93%          42.33%        46.30%     65.44%
One South Main Street
Salt Lake City, UT 84130



         As of April 24, 1998, none of the Directors and officers of the Fund, as a group, beneficially owned more than 1% of the shares of each Portfolio.

         If a meeting of the shareholders were called, the above-listed shareholders, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of the Fund and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Portfolios= investment policies or Money Manager, all of which may adversely affect the net asset value of the Fund. As with any mutual fund, certain shareholders of a Portfolio could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Portfolio=s investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.

                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

         The Portfolios' necessary day-to-day operations are performed by separate business organizations under contract to the Fund. The principal service providers are:

Manager, Administrator, Transfer Agent,      Bennington Capital Management L.P.
Registrar and Dividend Disbursing Agent


Custodian and Fund Accounting Agent          Fifth Third Bank

Money   Managers                             Five professional discretionary
                                             investment management organizations
                                             and Bennington Capital Management
                                             L.P.

         Manager, Administrator, Transfer Agent, Registrar and Dividend Disbursing Agent. Bennington is the manager and administrator of the Fund, pursuant to a Management Agreement with the Fund. Bennington provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Bennington provides the Fund with office space and equipment, and the personnel necessary to operate and administer the Portfolios' business and to supervise the provision of services by third parties such as the Money Managers and Fifth Third Bank that serves as the Custodian and Fund Accounting Agent. Bennington also develops the investment programs for the Portfolios, selects Money Managers for certain Portfolios (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over Portfolios and assets invested in the Portfolios' liquidity reserves, or other assets not assigned to a Money Manager. Bennington currently invests all the assets of the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio. Bennington also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for the Fund and provides certain administrative and compliance services to the Fund. See "Investment Restrictions, Policies and Risk Considerations -- Investment Policies --Liquidity Reserves."

         Under the Management Agreement, Bennington has agreed not to withdraw from the Fund the use of the Fund's name. In addition, Bennington may not grant the use of a name similar to that of the Fund to another investment company or business enterprise without, among other things, first obtaining the approval of the Fund's shareholders.

         A Management Agreement containing the same provisions as the initial contract but also providing for payment to Bennington by the Portfolios of a management fee was approved by the Board of Directors including all of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Management Agreement on June 17, 1992, by the shareholder of the Growth, Value and Income, Small to Mid Cap (formerly referred to as the Small Cap Portfolio) and International Equity Portfolios on June 17, 1992, and by the shareholders of the Short-Intermediate Fixed-Income, Intermediate Fixed-Income, Mortgage Securities and U.S. Government Money Portfolios on August 3, 1992. The Management Agreement was renewed by the Board of Directors including all of the Directors who are not Ainterested persons@ of the Fund and who have no direct or indirect financial interest in the Management Agreement on May 24, 1994, May 16, 1995, May 29, 1996 and May 28, 1997.

         The general partners of Bennington are Northwest Advisors, Inc., Bennington Management Associates, Inc. and Bennington Capital Management
Investment Corp., all of which are Washington corporations. The sole limited partner of Bennington Capital Management L.P. is Zions Investment Management, Inc., a wholly-owned subsidiary of Zions First National Bank, N.A. The managing general partner of Bennington Capital Management, L.P. is Bennington Management Associates, Inc., which is controlled by J. Anthony Whatley, III. The mailing address of Bennington is 1420 Fifth Avenue, Suite 3130, Seattle, Washington 98101.

         Bennington's Fees. The schedule below shows fees payable to Bennington as manager and administrator of the Fund, pursuant to a Management Agreement between Bennington and the Fund. Each Portfolio pays Bennington a fee equal on an annual basis to the following percentage of the Portfolio's average daily net assets.


       FEE SCHEDULE FOR PAYMENTS TO BENNINGTON UNDER MANAGEMENT AGREEMENT

                                                       Management Fee (as a
                                                       percentage of average
            Portfolio                                    daily net assets)
            ---------                                    -----------------

            Growth                                            0.45%
            Value and Income                                  0.45%
            Small to Mid Cap                                  0.60%
            International                                     0.55%
            Intermediate Fixed-Income                         0.36%
            Short-Intermediate Fixed-Income                   0.36%
            Mortgage Securities                               0.36%
            U.S. Government Money                             0.25%



         Bennington has received the following fees under its Management Agreement with the Fund, since inception:

           FEES PAID TO DATE TO BENNINGTON UNDER MANAGEMENT AGREEMENT

                                       1/1/95-        1/1/96-           1/1/97-
Portfolio                             12/31/95        12/31/96         12/31/97
---------                             --------        -------          --------
Growth                                $143,280        $266,304         $367,893
Value and Income                      $105,099        $139,463         $278,827
Small to Mid Cap1                     $222,426        $344,080         $692,048
International                         $132,843        $305,524         $649,695
Intermediate Fixed-Income             $124,073        $168,696         $177,340
Short-Intermediate Fixed-Income       $120,579        $127,117         $145,308
Mortgage Securities                   $133,615        $226,073         $326,347
Municipal Intermediate Fixed-Income2  $43,032         $0               $0
U.S. Government Money                 $60,535         $122,068         $139,972
Institutional Investor Fixed-Income3  $61,473         $0               $0

----------
1        Until September 15, 1995, referred to as the Small Cap Portfolio.
2        Municipal  Portfolio  was closed on December 4, 1995.
3        Institutional  Investor Fixed-Income Portfolio was closed on August 28,
         1995.

         Bennington provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency and Administration Agreement between Bennington and the Fund (the ATransfer Agency Agreement"). Sub-transfer agent and compliance services previously provided by Bennington under the Sub-Administration Agreement are provided to the Fund under the Transfer Agency Agreement. Bennington also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Bennington receives (i) a fee equal to 0.13% of the average daily net assets of each Portfolio of the Fund, and (ii) a transaction fee of $0.50 per transaction. Bennington is also reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses.

                          FEES PAID TO BENNINGTON UNDER
                            TRANSFER AGENT AGREEMENT

                                Period from          1/1/96 -        1/1/97 -*
Portfolio                    12/1/95 - 12/31/95      12/31/96        12/31/97
---------                    ------------------      --------        --------

Growth                             $4,251            $71,198         $102,701
Value and Income                   $3,397            $41,055         $78,723
Small to Mid Cap                   $4,743            $68,977         $142,852
International                      $3,505            $66,815         $145,429
Intermediate Fixed-Income          $3,733            $56,981         $62,731
Short-Intermediate Fixed-Income    $3,552            $42,994         $51,705
Mortgage Securities                $4,868            $75,564         $113,090
U.S. Government Money              $4,252            $60,098         $69,929

----------
* Transfer Agent Agreement amended February 19, 1998, to increase the annual fee from 0.12% to 0.13%.

         Custodian and Fund Accounting Agent. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Portfolios= assets since October, 1996, and through an agreement between Fifth Third and the Fund may employ sub-custodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of the Portfolio and is authorized to deposit securities in securities depositories or to use the services of sub-custodians. Fifth Third is paid by the Portfolios an annual fee and also is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third acts as Custodian for investors of the Portfolios with respect to the individual retirement accounts ("IRA Accounts"). Fifth Third also provides basic recordkeeping required by each of the Portfolios for regulatory and financial reporting purposes. Fifth Third is paid by the Portfolios an annual fee plus specified transactions costs per Portfolio for these services, and is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.

         Independent Auditors. Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements.

         Fund Counsel. Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, serves as the Fund=s outside legal counsel.

         Money Managers. The Money Manager Agreement for the U.S. Government Money Portfolio was terminated on September 7, 1994. The Money Manager Agreements for the Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio were terminated effective May 1, 1998. Currently, Bennington invests all of the assets of the Intermediate Fixed-Income Portfolio, Short-Intermediate Fixed-Income Portfolio and U.S. Government Money Portfolio. Each other Portfolio of the Fund currently has one Money Manager investing all or part of its assets. Bennington may also invest each Portfolio=s liquidity reserves, and all or any portion of the Portfolio=s other assets not assigned to a Money Manager.

         The Money Managers selected by Bennington have no affiliation with or relationship to the Fund or Bennington other than as discretionary managers for each Portfolio's assets. In addition, some Money Managers and their affiliates may effect brokerage transactions for the Portfolios. See "Portfolio Transaction Policies--Brokerage Allocations."

         Revised Money Manager Agreements for the Growth, Value and Income, Intermediate Fixed Income, Short-Intermediate Fixed-Income and Mortgage Securities Portfolios containing the same terms and conditions as the former agreements for those portfolios, except for a change in the method of calculating the fees paid to the Money Managers, were approved by the Board of Directors, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreements, on May 17, 1993 and by the shareholders of those portfolios on September 1, 1993.

         The Revised Money Manager Agreement for the International Portfolio was approved by the Board of Directors, including all Directors who are not "interested persons" and who have no direct or indirect interest in the Money Manager Agreements, on May 17, 1993. The Money Manager Agreement for the International Portfolio was approved by the sole shareholder as of September 30, 1994 and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on August 20, 1997, and renewed for the forthcoming year.

         The Money Manager Agreements for the Intermediate Fixed-Income, Short-Intermediate Fixed-Income are reviewed annually by the Board of Directors most recently at a meeting on August 20, 1997, and renewed for the forthcoming year. The Money Manager Agreements for the Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio were terminated by the Board of Directors on February 19, 1998, effective May 1, 1998.

         A new Money Manager Agreement for the Mortgage Securities Portfolio providing for the change of ownership of BlackRock was approved by the Board of Directors, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreement, on November 10, 1994, and by the shareholders of the Mortgage Securities Portfolio at a Special Meeting of Shareholders held on January 27, 1995, and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on February 19, 1998, and renewed for the forthcoming year.

         A new Money Manager Agreement for the Small to Mid Cap Portfolio in connection with a change in Money Manager to Symphony Asset Management, Inc. was approved by the Board of Directors, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreement, on June 15, 1995, and by the shareholders of the Small to Mid Cap Portfolio at a Special Meeting of Shareholders held on August 15, 1995, and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on August 20, 1997, and renewed for the forthcoming year.

         A new Money Manager Agreement for the Value and Income Portfolio in connection with the proposed change of ownership of Martingale Asset Management L.P. ("Martingale") was approved by the Board of Directors, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreement, on June 15, 1995, and by the shareholders of the Value and Income Portfolio at a Special Meeting of Shareholders held on August 15, 1995, and following the initial two year period is reviewed annually by the Board of Directors, most recently at a meeting on August 20, 1997, and renewed for the forthcoming year.

         A new Money Manager Agreement effective July 21, 1997, for the Growth Portfolio in connection with a change in Money Manager to Geewax, Terker & Company was approved by the Board of Directors at a special meeting of the Board of Directors called for that purpose, including all the Directors who are not "interested persons" of the Fund and who have no direct or indirect interest in the Money Manager Agreement, on June 7, 1997. The Money Manager Agreement following the initial two year period will be reviewed annually by the Board of Directors and renewed for the forthcoming year.

         A new Money Manager Agreement for the Small to Mid Cap Portfolio in connection with the modification of the fee structure for the Money Manager was approved by the shareholders of the Small to Mid Cap Portfolio at a Special Meeting of Shareholders held on April 30, 1998. The new Money Manager Agreement was among the Fund, Bennington and Symphony Asset Management LLC ("Symphony LLC") and will be effective as of July 1, 1998, for a period of one year. For a description of Symphony LLC, see the description below.

         Listed below are the Money Managers selected by Bennington to invest certain of the Portfolios' assets:

         o Geewax, Terker & Company ("Geewax Terker"), a Pennsylvania general partnership whose general partners are John J. Geewax and Bruce Terker, is the Money Manager for the Growth
                  Portfolio. The Money Manager expects to maintain a well-diversified portfolio of stocks in the Growth Portfolio, holding market representation in all major economic sectors. Geewax Terker capitalizes on the overly optimistic expectations of most growth stock investors by avoiding holdings with potential problems. Specifically, stocks with poor financial quality, questionable ability to finance future growth and/or high downside price volatility are avoided. Portfolios are constructed through a disciplined process that identifies potential risks and systematically eliminates the riskiest of growth stocks from consideration. Large capitalization growth stocks that pass the screens are purchased. Benchmark-relative risk is controlled by owning a core group of the very largest stocks in the benchmark, and by capitalization-weighting portfolio holdings. As of December 31, 1997, Geewax Terker managed assets of approximately $2.6 billion.

         o Martingale Asset Management, L.P. ("Martingale") is the Money Manager for the Value and Income Portfolio. Martingale is a Delaware limited partnership which consists of two general partners, Martingale Asset Management Corporation ("MAMC"), a Massachusetts corporation and Commerz Asset Management USA Corporation ("CAM"), and four limited partners. CAM, a Delaware Corporation, is a wholly-owned subsidiary of Commerz International Capital Management GmbH ("CICM") headquartered in Frankfurt, Germany. Commerzbank AG ("Commerzbank") is the parent company of CICM. Arnold S. Wood and William E. Jacques each own 32.26% of MAMC and are active in the management of the firm. Martingale emphasizes diversified individual stocks which it believes will eventually produce smooth results. The portfolio created has a combination of value characteristics and growth opportunities. The portfolio does not attempt to produce returns through market timing, sector or industry selection. The firm uses a proprietary valuation process which appraises stocks based on each stock's earnings, dividends, book value, growth and risk. Industry and risk characteristics are controlled through rigorous portfolio construction. As of December 31, 1997, Martingale managed assets of approximately $1.3 billion.

         o Symphony Asset Management, Inc. ("Symphony Inc.") is the Money Manager of the Small to Mid Cap Portfolio until July 1, 1998, when the Money Manager will become Symphony Asset Management LLC ("Symphony LLC"). Symphony Inc. is a California corporation founded in March, 1994. Symphony Inc. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Symphony Inc. is a wholly-owned subsidiary of BARRA, Inc. ("BARRA"), a California corporation, which is registered as an investment adviser with the Securities and Exchange Commission and the California Department of Corporations, and as a publicly traded corporation under Section 12(g) of the Securities Exchange Act of 1934, as amended. BARRA is one of the world's leading suppliers of analytical financial software and has pioneered many of the techniques used in systematic investment management, including active management based on so-called factor return predictions. Symphony LLC is a registered investment advisory affiliate of Symphony Inc., organized as a California limited liability company and operating under the same management, and with the same personnel, at the same address as Symphony, Inc. Symphony LLC is owned 50% by Symphony Inc., which is owned 100% by BARRA, and 50% by Maestro LLC, a California limited liability company. Maestro LLC is owned by Jeffrey L. Skelton, Neil L. Rudolph, Praveen
                  K. Gottipalli and Michael J. Henman, each of whom hold management roles with Symphony LLC.

          o Symphony Inc. is an investment management firm dedicated to exploiting information inefficiencies in global financial markets. Symphony LLC will continue to be an investment management firm dedicated to exploiting information inefficiencies in global financial markets. Symphony Inc. has developed an approach to investing that combines the qualities of both systematic and traditional investment management. Symphony Inc.'s process begins with a factor-return-based valuation model identifying securities that are relatively under- or over-valued, which will be continued by Symphony LLC. Symphony's Inc.'s factor model is the product of a decade of work by BARRA=s active strategies group and has been used as the basis for much of BARRA's successful subadvisory business. As of December 31, 1997, Symphony Inc. managed assets of approximately $688.2 million and Symphony LLC managed assets of approximately $1.990 billion.

         o Nicholas-Applegate Capital Management ("Nicholas-Applegate") is the Money Manager for the International Portfolio. Nicholas-Applegate is a California limited partnership and is a registered investment adviser whose sole general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. Nicholas-Applegate's investment approach reflects a focus on individual security selection. Nicholas-Applegate integrates fundamental and quantitative analysis to exploit the inefficiencies within international markets. The firm=s bottom-up approach drives the portfolio toward issues demonstrating positive fundamental change, evidence of sustainability and timeliness. These criteria are defined differently in each country to adjust for accounting, economic and cultural differences, and varying reporting requirements. As of December 31, 1997, Nicholas-Applegate managed assets of approximately $31.5 billion.

         o BlackRock, Inc. ("BlackRock") is the Money Manager of the Mortgage Securities Portfolio. BlackRock (formerly BlackRock Financial Management, Inc.) is a Delaware corporation which is a wholly-owned subsidiary of PNC Asset Management Group, Inc., which is a wholly-owned indirect subsidiary of PNC Bank, N.A. ("PNC"). Approximately 20% of BlackRock is owned by its 37 managing directors and the remaining 80% by PNC. PNC is a commercial bank whose principal office is in Pittsburgh, PA and is wholly-owned by PNC Bank Corp., a bank holding company. BlackRock's investment strategy and decision-making process emphasize:: (i) duration targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios and (iv) intense credit analysis. Portfolios are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads (OAS). BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. BlackRock serves as investment adviser to fixed income and equity investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 1997, of approximately $108 billion.

MONEY MANAGERS' FEES

         The Money Managers have received the following fees pursuant to their Money Manager Agreements, since inception:

                   FEES PAID TO MONEY MANAGERS SINCE INCEPTION

                                                             1/1/95 -     1/1/96 -      1/1/97 -
Portfolio                               Money Manager       12/31/95     12/31/96      12/31/97
---------                               -------------       --------     --------      --------

Growth1                                 State Street/       $101,767      $188,312      $72,872
                                        Geewax, Terker      NA            NA            $84,965
Value and Income                        Martingale           $70,037      $78,232       $180,881
Small to Mid Cap2                       WFNIA/Symphony       $78,335      $114,693      $369,071
International                           Nicholas Applegate   $96,625      $204,067      $660,458
Intermediate Fixed-Income3              Smith Barney         $51,705      $70,290       $73,891
Short-Intermediate Fixed-Income4        Bankers Trust        $50,323      $52,966       $60,545
Mortgage Securities                     BlackRock            $85,091      $144,435      $188,413
Municipal Intermediate Fixed-Income5    Lazard Freres       $14,370       $0            $0
Institutional Investor Fixed-Income6    Smith Barney        $0            $0            $0
U.S. Government Money                   State Street7       $0            $0            $0

----------

1 Until July 21, 1997, State Street Bank and Trust Company was the Money Manager for the Growth Portfolio and received fees until that date. Beginning on July 22, 1997, Geewax, Terker & Company became the Money
     Manager for the Growth Portfolio and received pro-rated fees from that date.

2 Until September 15, 1995, referred to as the Small Cap Portfolio, whose money manager, Wells Fargo Nikko Investment Advisors ("WFNIA"), was paid fees through that date. Beginning September 15, 1996, Symphony received fees as the money manager.

3 Until April 30, 1998, Smith Barney was the Money Manager for the Intermediate Fixed-Income Portfolio and received fees until that date. Beginning on May 1, 1998, Bennington invests the assets of the Intermediate Fixed-Income Portfolio. No money manager fees are paid to Bennington.

4 Until April 30, 1998, Bankers Trust was the Money Manager for the Short-Intermediate Fixed-Income Portfolio and received fees until that date. Beginning on May 1, 1998, Bennington invests the assets of the Short-Intermediate Fixed-Income Portfolio. No money manager fees are paid to Bennington.

5    The Municipal Portfolio was closed on December 4, 1995.

6 Institutional Investor Fixed-Income Money Manager was terminated on January 1, 1995, and the Portfolio was closed on August 28, 1995.

7 State Street was terminated as the money manager of the U.S. Government Money Portfolio on September 7, 1994. Prior to that, the money manager fee was paid by Bennington.

         Money Manager Fees. The fees paid to the Money Manager of a Portfolio are paid pursuant to a Money Manager Agreement among the Fund, Bennington and the Money Manager. The fees are based on the assets of the Portfolio and the number of complete calendar quarters of management by the Money Manager. Bennington will attempt to have each Portfolio managed so that the Portfolio's investment performance equals or exceeds the total return performance of a relevant index (each a "Benchmark Index" and collectively the "Benchmark Indices"), set forth below. See Appendix A for a description of the Benchmark Indices.

         Money Manager Fees paid to the Growth, Value and Income and International and Mortgage Securities Portfolios Money Managers. For the first five complete calendar quarters managed by a Money Manager of each Portfolio, such Portfolio will pay its respective Money Manager on a monthly basis the following annual fee set forth below in AMoney Manager Fee Schedule For A Manager=s First Five Calendar Quarters of Management@ based on the average daily net assets of the Portfolio managed by such Money Manager. With the exception of the Growth Portfolio, whose money manager commenced investment operations on July 21, 1997, the Money Managers for the Value and Income, International Equity and Mortgage Securities Portfolios have completed five calendar quarters. During the first five calendar quarters of management, the Money Manager Fee has two components, the Basic Fee and Portfolio Management Fee.

                    MONEY MANAGER FEE SCHEDULE FOR PORTFOLIOS
          MANAGED LESS THAN FIVE COMPLETE CALENDAR QUARTERS BY MANAGER
 FOR GROWTH, VALUE AND INCOME, INTERNATIONAL AND MORTGAGE SECURITIES PORTFOLIOS

                                                 Portfolio
                                                 Management
Portfolio                   Basic Fee               Fee                 Total
---------                   ---------               ---                 -----
Growth                        0.10%                 0.10%                0.20%
Value and Income              0.10%                 0.10%                0.20%
International                 0.20%                 0.20%                0.40%
Mortgage Securities           0.07%                 0.08%                0.15%


         Commencing with the sixth calendar quarter of management by a Money Manager of an operating Portfolio, such Portfolio will pay its Money Manager based on the "Money Manager Fee Schedule For A Money Manager From The Sixth Calendar Quarter Of Management Forward." The Money Manager Fee commencing with the sixth quarter consists of two components, the "Basic Fee" and "Performance Fee."

                   MONEY MANAGER FEE SCHEDULE FROM A MANAGER'S
                  SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD

                                           Average Annualized
                                       Performance Differential Vs.                               Annualized
Portfolio                   Basic Fee    The Applicable Index                                   Performance Fee
---------                   ---------    --------------------                                   ---------------
Growth Portfolio             0.10%        greater than or equal to 2.00%                            0.22%
Value and Income                          greater than or equal to 1.00% and less than 2.00%        0.20%
Portfolio                                 greater than or equal to 0.50% and less than 1.00%        0.15%
                                          greater than or equal to 0.00% and less than 0.50%        0.10%
                                          greater than or equal to -0.50% and less than 0.00%       0.05%
                                          less than -0.50%                                          0%

International Portfolio      0.20%        greater than or equal to 4.00%                            0.40%
                                          greater than or equal to 2.00% and less than 4.00%        0.30%
                                          greater than or equal to 0.00% and less than 2.00%        0.20%
                                          greater than or equal to -2.00% and less than 0.00%       0.10%
                                          less than -2.00%                                          0%

Mortgage                     0.07%        greater than or equal to 2.00%                            0.18%
Securities                                greater than or equal to 0.50% and less than 2.00%        0.16%
Portfolio                                 greater than or equal to 0.25% and less than 0.50%        0.12%
                                          greater than or equal to -0.25% and less than 0.25%       0.08%
                                          greater than or equal to -0.50% and less than -0.25%      0.04%
                                          less than -0.50%                                          0%




The fee based on annualized performance will be adjusted each quarter and paid monthly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the "Benchmark Indices" set forth below, which may be changed only with the approval of the Board of Directors (shareholder approval is not required). A description of each benchmark index is contained in Appendix A to the Equity Portfolios' Prospectus and the Fixed-Income Portfolios' Prospectus. As long as the Growth or Value and Income or the Mortgage Securities Portfolios' performance either exceeds the index, or trails the index by no more than 0.50%, a Performance Fee will be paid to the applicable Money Manager. As long as the International Portfolio's performance either exceeds the index, or trails the index by no more than 2%, a Performance Fee will be paid to the Money Manager. A Money Manager's performance is measured on the portion of the assets of its respective Portfolio managed by it (the "Account"), which excludes assets held by Bennington for circumstances such as redemptions or other administrative purposes.

                                BENCHMARK INDICES

Portfolio               Index
---------               -----
Growth                  S&P/BARRA Growth Index
Value and Income        S&P/BARRA Value Index
International           Morgan Stanley Capital International EAFE(R)+ EMF Index2
Mortgage Securities     Lehman Brothers Mortgage-Backed Securities Index

----------
1 Effective October 1, 1995, the benchmark index was changed from the BARRA Institutional Small Index to the Wilshire 4500 Index.
2 Through the close of business on April 30, 1996, the benchmark index used for the International Portfolio was the Morgan Stanley Capital International EAFE(R) Index. Effective May 1, 1996, the benchmark index is the Morgan Stanley Capital International EAFE (R) + EMF Index. See Appendix A to the Equity Portfolios Prospectus for additional information.

         From the sixth to the 14th calendar quarter of investment operations, each Money Manager's performance differential versus the applicable index is recalculated at the end of each calendar quarter based on the Money Manager's performance during all calendar quarters since commencement of investment operations except that of the immediately preceding quarter. Commencing with the 14th calendar quarter of investment operations, a Money Manager's average annual performance differential will be recalculated based on the Money Manager's performance during the preceding 12 calendar quarters (other than the immediately preceding quarter) on a rolling basis. A Money Manager's performance will be calculated by Bennington in the same manner that the total return performance of the Portfolio's index is calculated, which is not the same method used for calculating the Portfolio's performance for advertising purposes as described under "Calculation of Portfolio Performance." See Appendix B to this Statement of Additional Information for a discussion of how performance fees are calculated.

         The "performance differential" is the percentage amount by which the Account's performance is greater than or less than that of the relevant index. For example, if an index has an average annual performance of 10%, an Equity Portfolio Account's average annual performance would have to be equal to or greater than 12% for the Money Manager to receive an annual performance fee of 0.22% (i.e., the difference in performance between the Account and the index must be equal to or greater than 2% for an equity portfolio Money Manager to receive the maximum performance fee.) Because the maximum Performance Fee for the Domestic Equity and Bond Portfolios applies whenever a Money Manager=s performance exceeds the index by 2.00% or more, the Money Managers for those Portfolios could receive a maximum Performance Fee even if the performance of the Account is negative. Also, because the maximum Performance Fee for the International Portfolio applies whenever a Money Manager=s performance exceeds the index by 4.00% or more, the Money Manager for the International Portfolio could receive a maximum Performance Fee even if the performance of the Account is negative. In April 1972, the SEC issued Release No. 7113 under the Investment Company Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least "10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the "10 percentage points per year range suggested by the Release.

         Money Manager Fees - Small to Mid Cap Portfolio. For the period May 1, 1998 through June 30, 1998, the Money Manager fee for the Money Manager of the Small to Mid Cap Portfolio has two components, the basic fee (the "Basic Fee") and the performance fee (the "Performance Fee"). On July 1, 1998, a new Money Manager Agreement among the Fund, Bennington and the Money Manager of the Small to Mid Cap Portfolio takes effect. Pursuant to this Money Manager Agreement, the Money Manager for the Small to Mid Cap Portfolio has completed the first five calendar quarters of management of its Account. If at any time the Money Manager of the Small to Mid Cap Portfolio should be replaced, the new Money Manager will not receive a Base Fee but will receive a Portfolio Management Fee of 0.20% for the first five calendar quarters of management by the new Money Manager.

         For the period May 1, 1998 through June 30, 1998, the Money Manager fee for the Small to Mid Cap Portfolio has two components, the basic fee (the "Basic Fee") and the performance fee (the "Performance Fee"). The Basic Fee is 0.10% and the Performance Fee is 0.22%. The Money Manager for the Small to Mid Cap Portfolio has completed over five calendar quarters of management of its Account and is being paid a Performance Fee under the following structure:

                 MONEY MANAGER FEE SCHEDULE FOR Small to Mid Cap
                Portfolio For the Period from May 1, 1998 through
                                  June 30, 1998


                                           Average Annualized
                                       Performance Differential Vs.                                Annualized
Portfolio                   Basic Fee    The Applicable Index                                   Performance Fee
---------                   ---------    --------------------                                   ---------------
Small to Mid Cap             0.10%        greater than or equal to 2.00%                            0.22%
                                          greater than or equal to 1.00% and less than 2.00%        0.20%
                                          greater than or equal to 0.50% and less than 1.00%        0.15%
                                          greater than or equal to 0.00% and less than 0.50%        0.10%
                                          greater than or equal to -0.50% and less than 0.00%       0.05%
                                          less than -0.50%                                          0%


The Performance Fee component is adjusted each quarter and paid quarterly based on the annualized investment performance of the Money Manager relative to the annualized investment performance of its Benchmark Index, the Wilshire 4500 Index. A description of the Benchmark Index is contained in Appendix A of the Equity Portfolios--Advisor Class Shares Prospectus or Equity Portfolios--Investor Class Shares Prospectus. A change in the Benchmark Index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. As long as the Small to Mid Cap Portfolio's performance either exceeds the index, or trails the index by no more than 0.50%, a Performance Fee will be paid to the Money Manager.

         Beginning July 1, 1998, when the new Money Manager Agreement among the Fund, Bennington and the Money Manager for the Small to Mid Cap Portfolio takes effect, the Money Manager Fee schedule from the sixth calendar quarter of management forward will be as follows:


                         MONEY MANAGER FEE SCHEDULE FOR
                Small to Mid Cap Portfolio from July 1, 1998, for
                THE SIXTH CALENDAR QUARTER OF MANAGEMENT FORWARD


            Average annualized                                  Annualized
  performance differential vs. the Benchmark Index           Money Manager Fee
  ------------------------------------------------           -----------------
greater than or equal to 3.00%                                      0.42%

greater than or equal to 2.00% and less than 3.00%                  0.35%

greater than or equal to 1.00% and less than 2.00%                  0.30%

greater than or equal to 0.50% and less than 1.00%                  0.25%

greater than or equal to 0.00% and less than 0.50%                  0.20%

greater than or equal to -0.50% and less than 0.00%                 0.15%

greater than or equal to -1.00% and less than -0.50%                0.10%

greater than or equal to -1.50% and less than -1.00%                0.05%

less than -1.50%                                                    0.00%


The Money Manager Fee will be adjusted each quarter and paid quarterly based on the annualized investment performance of the Small to Mid Cap Money Manager relative to the annualized investment performance of the "Benchmark Index" as described above. A change in an index may be effected with the approval of only the Board of Directors and does not require the approval of shareholders. As long as the Small to Mid Cap Portfolio's performance either exceeds the Benchmark Index, or trails the Benchmark Index by no more than 1.50%, a Money Manager Fee will be paid to the Money Manager. The Money Manager's performance is measured on the Account.

         The "performance differential" is the percentage amount by which the Account's performance is greater or less than that of the relevant index. For the Small to Mid Cap Portfolio, if the index has an average annual performance of 10%, the Account's average annual performance would have to be equal to or greater than 13% for the Money Manager to receive an annual Money Manager Fee of 0.42% (i.e., the difference in performance between the Account and the index must be equal to or greater than 3.00% for the Money Manager to receive the maximum Money Manager Fee). Because the maximum Money Manager Fee for the Small to Mid Cap Portfolio applies whenever its Money Manager's performance exceeds the index by 3.00% or more, the Small to Mid Cap Portfolio Money Manager could receive the maximum Money Manager Fee even if the performance of the Account is negative. For example, if the Account's average performance is -5.00% and the Benchmark Index performance is -8.50%, the Small to Mid Cap Portfolio Money Manager would earn the maximum incentive fee.

         The combined fees payable to Bennington and the Money Manager for the Small to Mid Cap Portfolio may at times be higher than those paid by other mutual funds. The Board of Directors believes that the fees payable by the Small to Mid Cap Portfolio are appropriate, in light of its investment objective and policies and the nature of the securities in which it invests.

Money Manager Fees - Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio. Beginning on May 1, 1998, the Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio are managed by Bennington, which does not receive a Money Manager Fee. Should all or a portion of the assets of these two Portfolios be managed by a Money Manager, the Money Manager Fee Schedule would be the same as that described for the Mortgage Securities Portfolio, above. The fee based on annualized performance would be adjusted each quarter and paid monthly based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the "Benchmark Indices" set forth below, which may be changed only with the approval of the Board of Directors (shareholder approval is not required). A description of each benchmark index is contained in Appendix A to the Fixed-Income Portfolios' Prospectus. As long as the Intermediate Fixed-Income Portfolio or Short-Intermediate Fixed-Income Portfolios' performance either exceeded the index, or trailed the index by no more than 0.50%, a Performance Fee paid to the applicable Money Manager. A Money Manager's performance is measured on the portion of the assets of its respective Portfolio managed by it (the "Account"), which excludes assets held by Bennington for circumstances such as redemptions or other administrative purposes.

                                BENCHMARK INDICES

Portfolio                           Index
---------                           -----
Intermediate Fixed-Income           Lehman Brothers Government/Corporate Index
Short-Intermediate Fixed-Income     Lehman Brothers Government/Corporate 1-5
                                      Year Index

Bennington intends to use the same benchmark indices that a Money Manager would use, as described above, in its management of the Intermediate Fixed-Income Portfolio and Short-Intermediate Fixed-Income Portfolio.

PORTFOLIO EXPENSES

The Portfolios will pay all their expenses other than those expressly assumed by Bennington. Fund expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and sub-administrator; (d) expenses of obtaining quotations for calculating the value of the Portfolios' net assets; (e) expenses of obtaining Portfolio activity reports and analyses for each Portfolio; (f) expenses of maintaining each Portfolio's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Bennington or any of its partners; (h) taxes levied against the Portfolios; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolios; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Portfolios, the preparation and mailings of prospectuses and reports of the Portfolios to their shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Portfolios' shares for sale; (m) costs of printing stock certificates representing shares of the Portfolios; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Bennington or any of its partners; (o) the fidelity bond required by Section 17(g) of the Investment Company Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution, service fees and administration fees as described below payable with respect to Investor Class Shares, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by the Fund=s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act and subject to review and approval by the Directors. Class-specific expenses do not include advisory or custodial fees or other expenses related to the management of the Fund's assets. The Portfolios are also responsible for paying a management fee to Bennington. Additionally, they pay a Basic Fee and Portfolio Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described below. Certain expenses attributable to particular Portfolios are charged to those Portfolios, and other expenses are allocated among the Portfolios affected based upon their relative net assets.

Dividends from net investment income with respect to Investor Class Shares will be lower than those paid with respect to Advisor Class Shares, reflecting the payment of administrative and/or service and/or distribution fees by the Investor Class Shares.

         Bennington subsidized operating expenses other than Bennington=s and Money Managers' fees ("Other Expenses") above certain levels for certain of the Portfolios. By December 31, 1995, Bennington had discontinued all such subsidies for all Portfolios. These subsidies caused the yield and total return of the Portfolios to be higher than would otherwise be the case.

                        EXPENSES SUBSIDIZED BY BENNINGTON

     Portfolio                             1/1/95 - 12/31/95
     ---------                             -----------------

Small to Mid Cap1                             $18
International                                 $23,738
U.S. Government Money                         $60,112
Municipal Intermediate Fixed-Income3          $56,252
Institutional Investor Fixed-Income4          $0

----------
1        Until September 15, 1995, referred to as the Small Cap Portfolio.
2        Municipal Portfolio was closed on December 4, 1995.
3        Institutional  Investor Fixed-Income Portfolio was closed on August 28,
         1995.

MULTI-CLASS STRUCTURE

The Board of Directors of the Fund, including a majority of the non-interested Directors (as defined in the Investment Company Act), voted in person at the Board meeting on February 19, 1998, to adopt a Rule 18f-3 Plan (the "Multi-Class Plan") pursuant to Rule 18f-3 under the Investment Company Act. The Directors determined that the Multi-Class Plan is in the best interests of each class individually and the Fund as a whole. The Directors established two classes, the Advisor Class and the Investor Class. The existing shares of the Fund have been redesignated as Advisor Class Shares.

Under the Multi-Class Plan, shares of each class of each Portfolio represent an equal pro rata interest in such Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

As described in the Multi-Class Plan, the Fund, on behalf of each Portfolio's Investor Class Shares, has adopted a Shareholder Service Plan, a Distribution Plan and an Administrative Services Plan, all as described below. Pursuant to the appropriate plan, the Fund may enter into arrangements with financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service Organizations") who may provide distribution services, shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares. Investor Class Shares are intended to be offered directly from the Fund and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. Bennington may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares and for which Bennington will compensate the Service Organizations from its revenue.

As described in the Multi-Class Plan, the Fund has not adopted a Distribution Plan, Shareholder Service Plan or Administrative Plan for the Advisor Class Shares. Advisor Class Shares shall be offered by the Fund at net asset value with no distribution, shareholder or administrative service fees paid by the Advisor Class Shares of the Portfolios. Advisor Class Shares are offered directly from the Fund and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. The Fund, on behalf of the Advisor Class Shares, pays no compensation to Service Organizations and receives none of the fees or transaction charges. Bennington may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Bennington will compensate the Service Organizations from its revenue.

         Distribution Plan. The Fund has adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 ("Rule 12b-1") of the Investment Company Act with respect to the Investor Class Shares of each Portfolio. Under the terms of the Distribution Plan, the Fund is permitted, out of the assets attributable to the Investor Class Shares of each Portfolio (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing services. Such distribution services, include but are not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares; (b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective holders of Investor Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable (the "Distribution Services"). The Fund may enter into arrangements with Service Organizations primarily intended to result in the sale of Investor Class Shares. Subject to the limitations of applicable law and regulations, including rules of NASD, the payments made directly to third parties or the reimbursements for such distribution related costs or expenses, shall be in combination with the service fee pursuant to the Shareholder Service Plan. The total annual rate shall be up to but not more than 0.25% of the average daily net assets of the Portfolios attributable to the Investor Class Shares. Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit (in combination with the service fee pursuant to the Shareholder Service Plan) that not more than 0.25% of the average daily net assets of the Portfolios shall be attributable to Investor Class Shares. Investor Class Shares shall incur no interest or carrying charges for expenses carried forward. In the event the Distribution Plan is terminated, the Investor Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

         Any Service Organization entering into an agreement with the Fund under the Distribution Plan may also enter into a Shareholder Service Agreement or an Administrative Services Agreement with regard to its Investor Class Shares, which will not be subject to the terms of this Distribution Plan. The total combination of fees paid to any Service Organization pursuant to the Distribution Plan and Shareholder Service Plan shall not be more than 0.25% of the average daily net assets of the Portfolios attributable to Investor Class Shares. The Fund under this Distribution Plan may enter into more than one agreement for its Investor Class Shares, with different Service Organizations providing services to different groups of shareholders.

         The Distribution Plan may be terminated with respect to the Fund by a vote of a majority of the "non-interested" Directors who have no direct or indirect financial interest in the operation of the Distribution Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of the Fund. Any change in the Distribution Plan that would materially increase the cost to the class of shares of the Fund to which the Distribution Plan relates requires approval of the affected class of shareholders of the Fund. The Distribution Plan requires the Board to review and approve the Distribution Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan may be terminated at any time upon a vote of the Qualified Directors.

         Shareholder Service Plan. The Fund has adopted a Shareholder Service Plan with respect to Investor Class Shares of each Portfolio. Under the Shareholder Service Plan the Fund is authorized to enter into Shareholder Service Agreements with Service Organizations who provide personal and/or account maintenance services to their clients (the "Clients") who may from time to time beneficially own Investor Class Shares of the Portfolios. Each Portfolio will pay directly to Service Organizations a non distribution related shareholder service fee under the Shareholder Service Plan at an annual rate of up to 0.25% of the average daily net assets of the Portfolio attributable to the Investor Class Shares beneficially owned by the clients of the Service Organizations (the "Shareholder Service Fee"), subject always to the limit (in combination with the distribution service fee pursuant to the Distribution Plan) that not more than 0.25% of the average daily net assets of the Portfolios shall be attributable to Investor Class Shares. By way of example, such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in New Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations;
(iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares; and (v) providing such other similar services to Clients as the Fund may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations. The Shareholder Service Plan will continue from year to year provided that it is reviewed and approved by the Board of Directors of the Fund annually. In addition, the Board of Directors will ratify all agreements entered into pursuant to this Shareholder Service Plan and shall review at each quarterly meeting of the Directors the amounts expended under the Shareholder Service Plan and the purposes for which those expenditures were made. The Shareholder Service Plan may be terminated at any time by a vote of the Qualified Directors.

         Administrative  Services Plan.  The Fund has adopted an  Administrative
Services Plan whereby the Fund is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Portfolios (the "Agreements"), the form of which has been approved by the Board of Directors of the Fund (the "Board") and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Portfolio will pay an administrative services fee under the Administrative Services Plan at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Portfolio (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. Provided, however, that no Portfolio shall directly or indirectly pay any distribution related amounts that will be allocated under the Fund's Distribution Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their customers who may from time to time beneficially own Investor Class Shares of the Fund, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Portfolio on behalf of shareholders;
(iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution;
(iv) arranging for bank wires; (v) providing transfer agent or sub-transfer agent services, recordkeeping, custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Portfolio necessary for such services; (vi) if required by law, forwarding shareholder communications from the Portfolio (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as the Portfolio may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made

The Directors believe that the Distribution Plan, Shareholder Service Plan and Administrative Services Plan will provide benefits to the Fund. The Directors believe that the multi-class structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Directors further believe that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

The Distribution Plan provides that it may not be amended to materially increase the costs which Investor Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Investor Class, and by vote of a majority of both (i) the Directors of the Fund and (ii) those Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the plans and any related amendments.

The Administrative Services Plan, Shareholder Service Plan and Distribution Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors defined above, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.

The Distribution Plan and Shareholder Service Plan provide that expenses payable under each plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the combined limit that not more that 0.25% of the average daily net assets attributable to the Investor Class Shares may be used to pay distribution expenses and/or service fees under each plan.

DEFENSIVE DISTRIBUTION PLAN - Advisor Class Shares

         Prior to the approval by the Board of the Multi-Class structure, the Fund had adopted a defensive distribution plan (the "Defensive Distribution Plan") pursuant to Rule 12b-1 with respect to the redesignated Advisor Class Shares. The Defensive Distribution Plan was terminated by the Board of Directors on March 23, 1998, at a special meeting of the Board of Directors. Bennington made no payments to Qualified Recipients pursuant to the Defensive Distribution Plan.

VALUATION OF PORTFOLIO SHARES

         The net asset value per share is calculated for each Portfolio on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Bennington are open for business. Non-business days for 1998 will be New Year's Day, Presidents' Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day.

         The International Portfolio's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Portfolio does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of the Portfolio's shares when the shareholder is not able to purchase or redeem Portfolio shares.

         Each Portfolio's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Portfolio's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Portfolio's classes.

         Under certain circumstances, the per share net asset value of the Investor Class Shares of the Portfolios may be lower than the per share net asset value of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

PORTFOLIO TRANSACTION POLICIES

         Generally, securities are purchased for the Portfolios (other than the U.S. Government Money Portfolio) for investment income and/or capital appreciation and not for short-term trading profits. However, the Portfolios may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

         If a Portfolio changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

         Portfolio Turnover Rate. The portfolio turnover rate for each Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Portfolio during the year. For purposes of determining the rate, all short-term securities are excluded.

         Brokerage Allocations. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

         Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide, in substance and subject to specific directions from the Board of Directors and officers of Bennington, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Portfolios. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

         In addition, the Management Agreement and the Money Manager Agreements authorize Bennington and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Portfolios. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers  or  sellers of  securities;  (b)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Bennington or a Money Manager may select a broker or dealer that has provided research products or services such as reports, subscriptions to financial publications and compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, consulting services and services of economic benefit to the Fund. In certain instances, Bennington or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Bennington or the Money Managers will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Bennington or the Money Managers through brokerage commissions generated by transactions of the Portfolios, while the portions of the costs attributable to non-research usage of such products or services is paid by Bennington or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Bennington or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Bennington or the Money Managers and those that primarily benefit the Fund.

         As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Bennington or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Bennington or the Money Manager exercises investment discretion.

         In addition, if requested by the Fund, Bennington, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to the Fund or Bennington so long as the Money Manager or Bennington believes in good faith that the broker can be expected to obtain the best price on a particular transaction and the Fund determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund, or to Bennington for the benefit of the Fund for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         Bennington does not expect the Portfolios ordinarily to effect a significant portion of the Portfolios' total brokerage business with brokers affiliated with Bennington or their Money Managers. However, a Money Manager may effect portfolio transactions for the Portfolio assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the Investment Company Act.

         Brokerage Commissions. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Portfolios to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Portfolios. Certain services received by Bennington or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Portfolio other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

         The Bond Portfolios and the U.S. Government Money Portfolio do not pay a stated brokerage commission.

                 BROKERAGE COMMISSIONS PAID BY EQUITY PORTFOLIOS

                                  1/1/95-        1/1/96-         1/1/97 -
  Portfolio                      12/31/95       12/31/96        12/31/97
  ---------                      --------       --------        --------
Growth                            $66,971         $57,658       $149,7061
Value and Income                  $52,424         $47,418       $119,1572
Small to Mid Cap3                 $90,974        $120,336        $239,300
International                    $131,316        $467,230     $1,465,4334

----------
1 Of this amount, $256 was paid to an affiliated broker (Smith Barney, Inc.) and $40,897 was directed by Bennington or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.
2 Of this amount $118,527 was directed by Bennington or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.
3        Until September 15, 1995, referred to as the Small Cap Portfolio.
4 Of this amount,$3,077 was paid to affiliated brokers (Salomon Brothers, Inc. and Smith Barney Inc.) and $14,579 was directed by Bennington or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above.

PERFORMANCE INFORMATION

         Yield and Total Return Quotations. The Portfolios (other than the U.S. Government Money Portfolio) compute their average annual total return by using a standardized method of calculation required by the SEC. Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Portfolios, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        P(1+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  N        =        number of years
                  ERV      =        ending  redeemable  value of a  hypothetical
                                    $1,000  payment made at the beginning of the
                                    one,  five or ten year  period at the end of
                                    the  one,   five  or  ten  year  period  (or
                                    fractional portion thereof)

         The calculation assumes that all dividends and distributions of each Portfolio are reinvested at the price stated in the Prospectuses on the reinvestment dates during the period, and includes all recurring fees.

         The average annual total returns, calculated using the above method:


                                          1/1/95-        1/1/96-       1/1/97 -
  Portfolio                              12/31/95       12/31/96      12/31/97
  ---------                              --------       --------      --------
Growth                                    34.32%         19.83%        33.24%
Value and Income                          33.25%         23.94%        32.94%
Small to Mid Cap1                         31.98%         24.85%        36.14%
International                             7.63%          13.78%        10.96%
Intermediate Fixed-Income                 18.26%         2.56%         8.62%
Short-Intermediate Fixed-Income           11.42%         3.63%         6.33%
Mortgage Securities                       16.03%         4.95%         9.53%
Municipal Intermediate Fixed-Income2       N/A            N/A           N/A


----------
1        Until September 15, 1995, referred to as the Small Cap Portfolio.
2        The Municipal Portfolio was closed on December 4, 1995.

         Yields are computed by using standardized methods of calculation required by the SEC. Yields for the Bond Portfolios are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                             YIELD = 2[(a-b)+1)6-1]
                                       ----
                                       (cd)

Where:     a     =     dividends and interest earned during the period;
           b     =     expenses accrued for the period (net of reimbursements);
           c     =     average  daily number of shares  outstanding
                       during  the  period  that were  entitled  to
                       receive dividends; and
           d     =     the maximum  offering price per share on the
                       last day of the period.

The annualized yields for the Bond Portfolios, calculated using the above method:

                                           As of       As of        As of
  Portfolio                               12/31/95    12/31/96    12/31/97
  ---------                               --------    --------    --------
Intermediate Fixed-Income                  5.36%        6.04%       5.52%
Short-Intermediate Fixed-Income            4.74%        5.39%       5.00%
Mortgage Securities                        5.77%        5.90%       6.20%
Municipal Intermediate Fixed-Income1        N/A          N/A         N/A
Institutional Investor Fixed-Income2        N/A          N/A         N/A


----------
1        Municipal Portfolio was closed on December 4, 1995.
2        Institutional  Investor Fixed-Income Portfolio was closed on August 28,
         1995.

         The U.S. Government Money Portfolio computes its current annualized and compound effective yields using standardized methods required by the SEC. The annualized yield for this Portfolio is computed by (a) determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period;
(b) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period, but does not include realized gains and losses from the sale of securities or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the U.S. Government Money Portfolio's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

The annualized yield for the U.S. Government Money Portfolio:

                                                            7-day Compounded
    As of December 31          Annualized Yield             Effective Yield
    -----------------          ----------------             ---------------
          1994                      4.91%                        5.03%
          1995                      4.86%                        4.90%
          1996                      4.79%                        5.06%
          1997                      4.93%                        5.10%


         Current distribution information for the Investor Class Shares of a Portfolio will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per Investor Class share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what Investor Class Shares of a Portfolio have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

                                 CODE OF ETHICS

         The Fund, on behalf of the Portfolios, has adopted a second amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain covered persons of the Fund must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons which include, among others, directors and officers of the Fund and employees of the Fund and Bennington, are prohibited from engaging in certain conduct, including
(1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by a Portfolio, without prior approval by the Fund or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by a Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by a Portfolio without prior approval by the Fund; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Fund or a Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the account of a covered person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by a Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of class of its securities; and (4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

         The Code of Ethics specifies that covered persons shall place the interests of the shareholders of the Fund first, shall avoid potential or actual conflicts of interest with the Fund first, and shall not take unfair advantage of their relationship with any Portfolio. Covered persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, a covered person is not required to report a transaction over which he or she had no control. Furthermore, a director of the Fund who is not an "interested person" (as defined in the Investment Company Act) of the Fund is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a director of the Fund, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by a Portfolio. The Code of Ethics specifies that a designated supervisory person shall supervise implementation and enforcement of the Code of Ethics and shall, at his sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                                      TAXES


         Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. This relieves each Portfolio (but not its shareholders) from paying federal income tax on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders, provided that it distributes annually to its shareholders at least 90% of its investment company taxable income (the sum of the net taxable investment income and the excess of net short term capital gain over net long term capital loss) ("Distribution Requirement"). To qualify as a regulated investment company, each Portfolio must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or in two or more issuers which the Portfolio controls and which are engaged in similar trades or businesses (the "Asset Diversification Requirement").

         Notwithstanding the Distribution Requirement described above, which only requires each Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by each Portfolio in October, November or December of any calendar year and payable to shareholders of record on a date in such a month will be deemed to have been paid by such Portfolio and received by shareholders on December 31 of such year if the dividends are paid by such Portfolio at any time through the end of the following January. Each Portfolio intends to make distributions so as to avoid this excise tax.

         All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to shareholders whether or not reinvested. Distributions of net capital gains by a Portfolio are taxable to shareholders as long-term capital gains at a maximum rate of 20% or 28% (see discussion below), regardless of the length of time the shares of the Portfolio have been held by such shareholders.

         The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long term capital gains earned by taxpayers other than a corporation. In general, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets held for more than 18 months at the time of disposition. Capital gains on the disposition of assets held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A lower rate of 18% will apply after December 31, 2000 for assets held for more than five years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate for assets held for more than 18 months is reduced to 10% and the 18% rate for assets held for more than five years is reduced to 8%. Under a notice recently issued by the Internal Revenue Service, regulated investment companies such as the Portfolios are entitled to (but not required to) designate which portion of a capital gain distribution will be taxed at a maximum rate of 20% and which portion will be taxed at a maximum rate of 28%. If a Portfolio does not make such a designation, the capital gain distribution will be taxed at a maximum rate of 28%.

         To the extent that a Portfolio recognizes income from "conversion transactions," as defined in Section 1258 of the Code, all or part of the capital gain from the disposition or other termination of a position held as part of such conversion transaction may be recharacterized as ordinary income. A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. A transaction, however, is not a conversion transaction unless it also satisfies one of the following four criteria: (1) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (2) the transaction is a straddle, within the meaning of Section 1092 (treating stock as personal property); (3) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in regulations to be promulgated on a prospective basis by the Secretary of the Treasury.

         "Regulated futures contracts" and certain listed options which are not "equity options" constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Portfolios' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss. The Internal Revenue Service has issued a notice stating that legislation would be introduced clarifying that the long-term capital gain portion of a section 1256 contract would be treated as gain from the sale of property held for more than 18 months and thus subject to a maximum rate of 20%, and the remainder will be treated as short-term capital gain or loss. Gain or loss on the sale, lapse or other termination of options on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. Certain of the Portfolio's transactions, including positions which are part of a "straddle" may be subject to rules which apply certain wash sale and short sale provisions of the Code. In the case of a straddle, a Portfolio may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Portfolio.

         Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain, as was the case prior to 1987. If Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares.

         Any loss realized on a sale, redemption or exchange of shares of a Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. A shareholder who acquires shares of a Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio.


         Dividends received by corporate shareholders of a Portfolio are eligible for a dividends received deduction of 70% to the extent such Portfolio's income is derived from qualified dividends received by the Portfolio from domestic corporations. Capital gains distributions are not eligible for the corporate dividends received deduction. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

         Income received by the International Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the International Portfolio will be subject, since the amount of the International Portfolio's assets to be invested in various countries is not known.

         If the International Portfolio is liable for foreign income taxes, the International Portfolio expects to meet the requirement of the Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the International Portfolio will be able to do so. If the International Portfolio elects to "pass-through" the foreign taxes, shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the International Portfolio; and (ii) treat their pro rata share of foreign income taxes as paid by them. Shareholders will not be entitled to credit or deduct their allocable share of foreign taxes imposed on the International Portfolio if they have not held their shares in the International Portfolio for 16 days or more during the 30 day period beginning 15 days before the shares in the International Portfolio become ex-dividend. The holding period will be extended if the shareholder's risk of loss with respect to such shares is reduced by reason of holding an offsetting position. Shareholders are then permitted either to deduct their pro rata share of foreign income taxes in computing their taxable income or use it as a foreign tax credit against United States income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign tax in determining their U.S. income tax liability unless the dividends paid to them by the Fund are effectively connected with a United States trade or business.

         The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains. Gain or loss from the sale of a security or from a
Section 988 transaction which is treated as ordinary income or loss (or would have been so treated absent an election by the Fund) will be treated as derived from sources within the United States, potentially reducing the amount allowable as a credit under the limitation.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

         Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income tax. This may be magnified in the Portfolio that pay dividends annually-- such as the International Portfolio. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

         State and Local Taxes. Depending upon the extent of a Portfolio's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. Further, in those states which have income tax laws, the tax treatment of a Portfolio and of shareholders of the Portfolio with respect to distributions by the Portfolio may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes.

                                PURCHASES IN KIND

         The Portfolios may accept certain types of securities in lieu of wired funds as consideration for Portfolio shares. Under no circumstances will a Portfolio accept any securities in consideration of the Portfolio=s shares the holding or acquisition of which would conflict with the Portfolio's investment objective, policies and restrictions or which Bennington or the applicable Money Manager believes should not be included in the applicable Portfolio's portfolio on an indefinite basis. Securities will not be accepted in exchange for Portfolio shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ. Securities accepted in consideration for a Portfolio's shares will be valued in the same manner as the Portfolio's portfolio securities in connection with its determination of net asset value. A transfer of securities to a Portfolio in consideration for Portfolio shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Portfolio's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

                              FINANCIAL STATEMENTS

         The Fund's audited financial statements for the fiscal years ended December 31, 1993 and December 31, 1994, and the reports thereon of Deloitte & Touche LLP, independent auditors, are included in the Fund's Annual Reports to Shareholders dated December 31, 1993, December 31, 1994, December 31, 1995, and December 31, 1996, respectively. The Fund's audited financial statements for the fiscal year ended December 31, 1997, are contained in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997, which is incorporated herein by this reference and, unless previously provided, will be delivered together herewith.

                                                                      APPENDIX A

                          RATINGS OF DEBT INSTRUMENTS


Corporate Bond Ratings

         Moody's Investors Service ("Moody's")

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Those bonds in the Aa and A group which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1.

         Standard & Poor's Corporation ("S&P")

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay interest and repay principal is very strong, and they differ from AAA issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than issues in higher-rated categories.

         The AA and A ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the AA or A rating category, respectively.

Note Ratings

         Moody's

         Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

         MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         S&P

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

         SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

         Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

         A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                      APPENDIX B

                         CALCULATION OF PERFORMANCE FEES

Bennington and the Board of Directors have carefully considered Release No. IC-7113, issued by the SEC in April 1972, which addresses the factors which must be considered by directors and investment advisers in connection with performance fees payable by investment companies. In particular, they have considered the statement that "[e]lementary fiduciary standards require that performance compensation be based only upon results obtained after [performance fee] contracts take effect." Bennington and the Board of Directors believe that the Portfolios' performance fee arrangement is consistent with the position of the SEC articulated in Release No. IC-7113. No performance fees may be paid if the Board of Directors determines that to do so would be unfair to the Portfolios' shareholders.

For purposes of calculating the performance differential versus the applicable index, the investment performance of each Portfolio (or Account) for any day expressed as a percentage of its net assets at the beginning of such day, is equal to the sum of: (i) the change in the net assets of each Portfolio (or Account) during such day and (ii) the value of the Portfolio's (or Account's) cash distributions accumulated to the end of such day. The return over any period is the compounded return for all days over the period, i.e., one plus the daily return multiplied together, minus one. The investment record of each index for any period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend. For purposes of determining the fee adjustment for investment performance, the net assets of the Portfolio (or Account) are averaged over the same period as the investment performance of the Portfolio (or Account) and the investment record of the applicable index are computed.

                                     PART C
                                OTHER INFORMATION


Item 24.      Financial Statements and Exhibits
              ---------------------------------

              (a) Financial Statements

                  (1) Financial Statements included in Part A of this Registration Statement:
                                    Financial  Highlights  (Per  Share  Data and
                                    Ratios/Supplemental Data).*

                  (2)(A) The following audited Financial Statements for the years ended December 31, 1993, December 31, 1994 and December 31, 1995, are incorporated into Part B of this Registration Statement by reference to the relevant sections of the Fund's Annual Reports dated December 31, 1993, December 31, 1994, December 31, 1995, and December 31, 1996, respectively:

                                    Schedule of Investments
                                    Statements of Assets and Liabilities
                                    Statements of Operations
                                    Statements of Changes in Net Assets
                                    Notes to Financial Statements

                  (2)(B) The following Audited Financial Statements for the period ended December 31, 1997 are incorporated into Part B of this Registration Statement by reference to the relevant sections of the Fund's Annual Report to Shareholders for the period ended December 31, 1997*:

                                    Schedule of Investments
                                    Statement of Assets and Liabilities
                                    Statement of Operations
                                    Statement of Changes in Net Assets
                                    Notes to Financial Statements

              (b)                   Exhibits

                  (1)(a)            Articles of Incorporation of the Registrant.
                                    Incorporated by reference to Exhibit No. 1 to the Registration Statement on Form N-1A filed on June 24, 1991 (File No. 33-41245).

                  (1)(b) Articles of Amendment to Articles of Incorporation. Incorporated by reference to Exhibit No. (1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on August 28, 1991 (File No. 33-41245).

                  (1)(c) Articles of Amendment to Articles of Incorporation. Incorporated by reference to Exhibit No. (1)(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 22, 1991 (File No. 33-41245).

                  (1)(d) Articles of Amendment to Articles of Incorporation dated October 18, 1993 of the Registrant. Incorporated by reference to Exhibit No. (1)(d) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on February 25, 1994 (File No. 33-41245).

                  (2)               Amended    By-Laws   of   the    Registrant.
                                    Incorporated by reference to Exhibit No. (2) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on March 11, 1992 (File No. 33-41245).

                  (3)               Not applicable.

                  (4) Specimen stock certificates. Incorporated by reference to Exhibit No. (4) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on October 22, 1991 (File No. 33-41245).

                  (5)(a) Management Agreement with Bennington Capital Management. Incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                  (5)(b) Revised Form of Money Manager Agreements among the Registrant, Money Managers and Bennington Capital Management. Incorporated by reference to Exhibit No. (5)(b) to
                                    Pre-Effective   Amendment   No.   5  to  the
                                    Registration Statement on Form N-1A filed on
                                    March 11, 1992 (File No. 33-41245).

                  (5)(c) New Management Agreement with Bennington Capital Management. Incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 1, 1992 (File No. 33-41245).

                  (5)(c)(1) First Amendment to Management Agreement with Bennington Capital Management L. P. dated May 24, 1994. Incorporated by reference to Exhibit (5)(c)(1) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

                  (5)(d) New Form of Money Manager Agreements among the Registrant, Money Managers and Bennington Capital Management. Incorporated by reference to Exhibit No. 5(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                  (5)(e) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Parametric Portfolio Associates, Inc. Incorporated by reference to Exhibit A to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                  (5)(f) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and State Street Bank and Trust Company. Incorporated by reference to Exhibit B to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                  (5)(g) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Martingale Asset Management L. P. Incorporated by reference to Exhibit C to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                  (5)(g)(1) Form of New Money Manager Agreement among the Registrant, Bennington Capital Management L.P. and Martingale Asset Management L.P. Incorporated by reference to Exhibit A to Proxy Statement for Special Meeting of Shareholders to be Held August 15, 1995, and filed on July 17, 1995 (File No. 33-41245).

                  (5)(h) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and BlackRock Financial Management, L. P. Incorporated by reference to Exhibit D to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                  (5)(h)(1) New Form of Money Manager Agreement among the Registrant, Bennington Capital Management L.P. and BlackRock Financial Management, Inc. the money manager of the Mortgage Securities Portfolio. Incorporated by reference to Exhibit No. 1 to the Proxy Statement For Special Meeting of Shareholders Held on January 27, 1995 and filed on January 6, 1995 (File No. 33-41245).

                  (5)(i) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Bankers Trust Company. Incorporated by reference to Exhibit E to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                  (5)(j) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Smith Barney Capital Management. Incorporated by reference to Exhibit F to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                  (5)(k) Revised Money Manager Agreement among the Registrant, Bennington Capital Management and Wells Fargo Nikko Investment Advisors. Incorporated by reference to Exhibit G to Proxy Statement For Special Meeting of Shareholders to be Held September 1, 1993 and filed on May 24, 1993 (File No. 33-41245).

                  (5)(l) New Form of Revised Money Manager Agreement among the Registrant, Bennington Capital Management L. P. and the money managers of the International Equity Portfolio, International Fixed-Income Portfolio,
                                    Municipal     Intermediate      Fixed-Income
                                    Portfolio and  Institutional  Investor Fixed
                                    Income Portfolio.  Incorporated by reference
                                    to  Exhibit  No.   5(l)  to   Post-Effective
                                    Amendment   No.   4  to   the   Registration
                                    Statement  on Form N-1A  filed on  September
                                    15, 1993 (File No. 33-41245).

                  (5)(m) New Form of Money Manager Agreement among the Registrant (on behalf of the Small Cap Portfolio), Bennington Capital Management L.P. and Symphony Asset Management, Inc. Incorporated by reference to Exhibit B to Proxy Statement For Special Meeting of Shareholder to be Held August 15, 1995, and filed on July 17, 1995 (File No. 33-41245).

                  (5)(n) New Form of Money Manager Agreement among the Registrant (on behalf of the Small Cap Portfolio), Bennington Capital Management L.P. and Symphony Asset Management LLC. Incorporated by reference to Exhibit A to Proxy Statement For Special Meeting of Shareholder to be Held April 30, 1998, and filed on March 30, 1998 (File No. 33-41245).

                  (6)               Not applicable.

                  (7)               Not applicable.

                  (8)(a) Custodian Contract with State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                  (8)(b) Form of Custodian Services Agreement with PNC Bank, National Association. Incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

                  (8)(b)(1) Custodian Services Agreement with PNC Bank, National Association effective August 20, 1994. Incorporated by reference to Exhibit
                                    (8)(b)(1) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995 (File No. 33-41245).

                  (8)(c) Global Custody Agreement dated as of October 28, 1992 between Barclays Bank PLC and Provident National Bank and investment companies signatory thereto, effective for Registrant August 20, 1994. Incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995 (File No. 33-41245).

                  (8)(d) Agreement among Registrant, Bennington and The Fifth Third Bank effective December 1, 1995. Incorporated by reference to Exhibit
                                    (8)(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996 (File No. 33-41245).

                  (8)(e) Custody Agreement with Fifth Third Bank dated October 4, 1996. Incorporated by
                                    reference     to    Exhibit     (8)(e)    to
                                    Post-Effective   Amendment  No.  11  to  the
                                    Registration Statement on Form N-1A filed on
                                    April 30, 1997 (File No. 33-41245).

                  (8)(f) First Amendment to Custody Agreement with Fifth Third Bank dated November 14, 1997.*

                  (8)(g) Second Amendment to Custody Agreement with Fifth Third Bank dated February 19, 1998.*

                  (9)(a) Transfer Agency and Registrar Agreement with The Shareholder Services Group, Inc. Incorporated by reference to Exhibit No. 9(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                  (9)(a)(1) Transfer Agency and Subtransfer Agency Agreement among the Registrant, Bennington Capital Management and State Street Bank
                                    and Trust Company. Incorporated by reference
                                    to Exhibit  No.  9(a)(1)  to  Post-Effective
                                    Amendment   No.   4  to   the   Registration
                                    Statement  on Form N-1A  filed on  September
                                    15, 1993 (File No. 33-41245).

                  (9)(a)(2) Transfer Agency Agreement among the Registrant, Bennington Capital Management L.
                                    P. and State  Street Bank and Trust  Company
                                    dated  February  28, 1995.  Incorporated  by
                                    reference     to    Exhibit     (8)(c)    to
                                    Post-Effective   Amendment   No.  8  to  the
                                    Registration Statement on Form N-1A filed on
                                    March 6, 1995 (File No. 33-41245).

                  (9)(a)(3) Transfer Agency and Administrative Agreement among the Registrant and Bennington dated December 1, 1995. Incorporated by reference to Exhibit (9)(a)(3) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996 (File No. 33-41245).

                  (9)(a)(4) Amended Appendix C dated February 19, 1998, to Transfer Agency and Administrative Agreement among the Registrant and Bennington dated December 1, 1995.*

                  (9)(b) Remote Access and Related Services Agreement among Bennington Capital Management, the Registrant and The Shareholder Services Group, Inc. Incorporated by reference to Exhibit No. 9(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File
                                    No. 33-41245).

                  (9)(c) Reporting and Accounting Agreement among Bennington Capital Management, State Street Bank and Trust Company and the Registrant. Incorporated by reference to Exhibit No. 9(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                  (9)(c)(1) Administration Agreement for Reporting and Accounting Services among the Registrant, Bennington Capital Management and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 9(c)(1) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on September 15, 1993 (File No. 33-41245).

                  (9)(c)(2) Form of Sub-Administration and Accounting Services Agreement with PFPC Inc. Incorporated by reference to Exhibit No.
                                    (9)(c)(2) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

                  (9)(c)(2)(a)      Sub-Administration  and Accounting  Services
                                    Agreement  with PFPC Inc.  effective  August
                                    20,  1994.   Incorporated  by  reference  to
                                    Exhibit (8)(c) to  Post-Effective  Amendment
                                    No. 8 to the Registration  Statement on Form
                                    N-1A  filed  on  March  6,  1995  (File  No.
                                    33-41245).

                  (9)(c)(3) Form of Administration Agreement with Bennington Capital Management L. P. Incorporated by reference to Exhibit No.
                                    (9)(c)(3) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on July 7, 1994 (File No. 33-41245).

                  (9)(c)(3)(a)      Sub-Administration Agreement with Bennington
                                    Capital Management L.P. effective  September
                                    7,  1994.   Incorporated   by  reference  to
                                    Exhibit (8)(c) to  Post-Effective  Amendment
                                    No. 8 to the Registration  Statement on Form
                                    N-1A  filed  on  March  6,  1995  (File  No.
                                    33-41245).

                  (9)(c)(4) Fund Accounting and Other Services Agreement with Fifth Third Bank and Bennington Capital Management L.P. dated October 4, 1996. Incorporated by reference to Exhibit
                                    (9)(c)(4) to the Registration Statement on Form N-1A filed on April 30, 1996 (File No. 33-41245).

                  (10) Opinion and Consent of Counsel. Incorporated by reference to Exhibit No. 10 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on February 4, 1992
                                    (File No. 33-41245).

                  (11)              Consent of Independent Public Auditors.*

                  (12)              Not applicable.

                  (13)              Agreement   related  to   initial   capital.
                                    Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on February 4, 1992 (File No. 33-41245).

                  (14) Accessor Funds, Inc. Individual Retirement Custodial Account Plan dated as of December 1, 1995, including:
                                     Instructions for Opening Your IRA
                                     IRA Disclosure Statement
                                     IRA Custodial Account Agreement
                                     IRA Application and Adoption Agreement Form
                                     IRA Transfer Request/Direct Rollover
                                       Request Form
                                    Incorporated by reference to Exhibit (14) to
                                    Post-Effective   Amendment  No.  10  to  the
                                    Registration  Statement  filed on April  29,
                                    1996 (File No. 33-41245).

                  (14)(a) Accessor Funds, Inc. Individual Retirement Custodial Account Plan dated as of December 16, 1996, including:
                                            Instructions  for Opening  Your IRA
                                            IRA   Disclosure    Statement
                                            IRA Custodial  Account   Agreement
                                            IRA Application  and Adoption
                                             Agreement Form
                                            IRA  Transfer  Request/Direct
                                             Rollover Request Form
                                            IRA Withdrawal Form
                                    Incorporated by reference to Exhibit (14)(a) to Post-Effective Amendment No. 11 to the Registration Statement filed on April 30, 1997. (File No. 33-41245)

                  (14)(a)(1) Accessor Funds, Inc. Individual Retirement Custodial Account Plan dated as of November 11, 1997*, including:
                                            Instructions  for Opening  Your IRA
                                            IRA   Disclosure    Statement
                                            IRA Custodial  Account   Agreement
                                            IRA Application  and Adoption
                                             Agreement Form
                                            IRA  Transfer  Request/Direct
                                             Rollover Request Form
                                            IRA Withdrawal Form

                  (15)(a) Form of Distribution Plan. Incorporated by reference to Exhibit No. 15 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on June 29, 1992 (File No. 33-41245).

                  (15)(b)           Distribution Plan revised February 10, 1994.
                                    Incorporated  by  reference  to Exhibit  No.
                                    15(b) to  Post-Effective  Amendment No. 5 to
                                    the  Registration  Statement  on  Form  N-1A
                                    filed  on   February   25,  1994  (File  No.
                                    33-41245).

                  (15)(c)           Distribution Plan revised February 16, 1995.
                                    Incorporated  by  reference  to Exhibit  No.
                                    (15)(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on March 6, 1995. (File No. 33-41245).

                  (15)(d)           Distribution  Plan revised February 6, 1996.
                                    Incorporated  by  reference  to Exhibit  No.
                                    (15)(d) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on April 29, 1996.

                  (15)(e)           Distribution Plan revised February 22, 1997.
                                    Incorporated  by  reference  to Exhibit  No.
                                    (15)(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on April 30, 1997. (File No. 41245).

                  (15)(f) Distribution Plan for Investor Class Shares dated February 19, 1998.*

                  (15)(f)(1)        Form of Dealer Agreement.*

                  (15)(g)           Shareholder Service Plan dated February 19,
                                    1998.*

                  (15)(g)(1)        Form of Shareholder Service Agreement.*

                  (15)(h)           Administrative  Services  Plan  dated
                                    February 19, 1998.*

                  (15)(h)(1)        Form of Administrative Services Agreement.*

                  (16)              Schedule  of   Computation   of  Performance
                                    Calculation.*

                  (17)              Financial Data Schedules.*

                  (18)              Rule 18f-3 Plan dated February 19, 1998.*


---------------
*  Filed herewith.



Item 25.      Persons Controlled by or Under Common Control with Registrant
              -------------------------------------------------------------

              Not applicable.

Item 26.      Number of Holders of Securities as of April 24, 1998


                                                       Number of
                                                        Record
Title of Class                                          Holders
--------------                                          -------

Shares of Common Stock, $.001 Par
Value Per Share:

Growth Portfolio                                         478
Value and Income Portfolio                               391
Small to Mid Cap Portfolio                               406
International Equity Portfolio                           372
Intermediate Fixed-Income Portfolio                      195
Short-Intermediate Fixed-Income Portfolio                130
Mortgage Securities Portfolio                            239
U.S. Government Money Portfolio                           89

Item 27.      Indemnification
              ---------------
         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Article VI of the Registrant's Articles of Incorporation, as amended (incorporated by reference to Exhibit Nos. 1(a), 1(b), 1(c) to the Registration Statement on Form N-1A, filed on June 24, 1991 (File No. 33-41245), Pre-Effective Amendment No. 1 thereto, filed on August 28, 1991, Pre-Effective Amendment No. 2 thereto, filed on October 22, 1991 and 1(d) to Post-Effective Amendment No. 5 thereto, filed on February 25, 1994, respectively). Section 2-418 of the Maryland General
Corporation Law and Section 7 of the Management Agreement (incorporated by reference to Exhibit Nos. 5(a) and 5(c) of the Registration Statement on Form N-1A, filed on June 24, 1991 (File No. 33-41245) and Post-Effective Amendment No. 2 thereto, filed on September 1, 1992, respectively) (the "Management Agreement"), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

         Section 7 of the Management Agreement and Section 12 of the Money Manager Agreements (Exhibits 5(a) - 5(m), incorporated by reference to this Registration Statement) limit the liability of Bennington Capital Management L.
P. ("Bennington") and the money managers, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

         The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, By-Laws, Management Agreement, Transfer Agent Agreement and Money Manager Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28.      Business and Other Connections of Investment Adviser
              ----------------------------------------------------

         See Registrant's Prospectuses sections "General Management of the Portfolios", "The Money Managers" and "Money Manager Profiles", and the Statement of Additional Information section "Investment Advisory and Other Services" and "Money Managers".

Item 29.      Principal Underwriters
              ----------------------

              (a)     Not applicable.

              (b)     Not applicable.

              (c)     Not applicable.

Item 30.      Location of Accounts and Records
              --------------------------------

         All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

     Manager, Administrator
     and Transfer Agent                      Custodian and Fund Accounting Agent
     ------------------                      -----------------------------------

     Bennington Capital Management L. P.     Fifth Third Bank
     1420 Fifth Avenue, Suite 3130           38 Fountain Square Plaza
     Seattle, WA  98101                      Cincinnati, OH  45263

     Money Managers                          Custodian of IRA Accounts
     --------------                          -------------------------

     See sections of the                     The Fifth Third Bank
     prospectuses entitled "Money Manager    38 Fountain Square Plaza
     Profiles" for names and addresses.      Cincinnati, OH  45263

Item 31.      Management Services
              -------------------

              None except as described in Parts A and B.

Item 32.      Undertakings
              ------------

              (a) The information called for by Item 5A of Form N-1A is contained in the Fund's annual report to shareholders; accordingly, the Fund hereby undertakes to furnish each person to whom prospectuses are delivered with a copy of the Fund's latest annual report, upon request and without charge.

              (b) Registrant undertakes to call, if requested by the holders of at least 10% of the Registrant's outstanding shares, a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with shareholders as required by
                      Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Seattle, and State of Washington, on the 27th day of April, 1998.


                               ACCESSOR FUNDS, INC.


                               By: /s/ J. Anthony Whatley III
                                   -------------------------------
                                   J. Anthony Whatley III
                                   President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


             Signature                    Title                          Date
             ---------                    -----                          ----

/s/ J. Anthony Whatley III                                              4/27/98
----------------------------- -----------------------------------------
J. Anthony Whatley III         President, Principal Executive Officer
                               and Director
/s/ George G. Cobean III                                                4/27/98
----------------------------- -----------------------------------------
George G. Cobean III           Director

/s/ Geoffrey C. Cross                                                   4/27/98
----------------------------- -----------------------------------------
Geoffrey C. Cross              Director

/s/ Ravindra A. Deo                                                     4/27/98
----------------------------- -----------------------------------------
Ravindra A. Deo                Principal Financial and Accounting Officer

                              ACCESSOR FUNDS, INC.
                                  EXHIBIT INDEX


Exhibit
Number         Description                                           Page Number
------         -----------                                           -----------

(8)(e)(1)      1st Amendment to Custody Agreement with
               The Fifth Third Bank
(8)(e)(2)      2nd Amendment to Custody Agreement with
               The Fifth Third Bank
(9)(a)(3)(A)   Amended Appendix C dated February 19, 1998,
               to Transfer Agency and Administrative Agreement among the Fund and Bennington dated December 1, 1995.
(11)           Consent of Independent Auditors
(14)(b)        Registrant's Individual Retirement Custodial
               Account Plan dated as of November 11, 1997, including:
                  Instructions for Opening Your IRA
                  IRA Disclosure Statement
                  IRA Custodial Account Agreement
                  IRA Application and Adoption Agreement Form
                  IRA Transfer Request/Direct Rollover Request Form
(15)(f)        Distribution Plan for Investor Class Shares
               adopted February 19, 1998
(15)(f)(1)     Form of Dealer Agreement
(15)(g)        Shareholder Service Plan adopted February 19, 1998
(15)(g)(1)     Form of Shareholder Service Agreement
(15)(h)        Administrative Services Plan adopted February 19, 1998
(15)(h)(1)     Form of Administrative Services Agreement
(16)           Computation of Performance Calculation
(17)           Financial Data Schedules
(18)           18f-3 Plan adopted February 19, 1998